                                                EXHIBIT 99.(b)(5)






                                   PROJECT


                                 THOROUGHBRED

                             Back-up Information


                             [PIPERJAFFRAY LOGO]



                                                December 1, 1997

Project Thoroughbred
-------------------------------------------------------------------------------
                              Table of Contents



                                                SECTION
                                                -------
Valuation Detail                                   A

Long-Term Dividend Scenario Detail                 B

Sale Scenario Detail (Arthur Andersen)             C

Premium Analysis                                   D

Project Thoroughbred
--------------------------------------------------------------------------------


                               Valuation Detail

PROJECT THOROUGHBRED
Historical Income Statements
For the years ending December 31,

                                                                                                          LTM Ended    Year to Date
                                                                                                        September 30,  September 30,
                                                      1992      1993      1994       1995       1996        1997           1997
                                                    --------------------------------------------------      -----         ------
Net Sales                                            $84,865   $98,521   $103,955   $117,706   $ 122,359    $135,096      $102,511
        % Growth                                                  16.1%       5.5%      13.2%        4.0%

Cost of Goods Sold                                   $49,076   $53,193   $ 54,111   $ 69,400   $  64,007    $ 66,859      $ 51,611
                                                     ---------------------------------------------------
Gross Margin                                         $35,790   $45,329   $ 49,843   $ 48,305   $  58,352    $ 68,237      $ 50,900
        Gross Margin %                                  42.2%     46.0%      47.9%      41.0%       47.7%       50.5%         49.7%

Operating Expenses
        Selling                                      $20,246   $27,262   $ 26,998   $ 30,657   $  33,231
        General & Administrative                     $ 8,151   $12,091   $ 16,292   $ 21,386   $  17,153
        Engineering, R&D                             $ 3,658   $ 4,107   $  3,776   $  2,337   $     997
                                                     ---------------------------------------------------    --------      --------
Total Operating Expenses                             $32,055   $43,459   $ 47,066   $ 54,380   $  51,381    $ 54,306      $ 40,842

Operating Income (Loss)                              $ 3,734   $ 1,870   $  2,778    ($6,074)  $   6,970    $ 13,931      $ 10,059
        Operating Margin %                               4.4%      1.9%       2.7%      -5.2%        5.7%       10.3%          9.8%

        Interest Expense                                ($62)     ($48)       ($7)     ($870)    ($1,195)    ($1,090)        ($785)
        Other Income (Expense)                       $   229   $   210      ($368)  $    380   $     272    $    271      $    253
                                                     ---------------------------------------------------    --------      --------
Interest & Other Income (Expense)                    $   167   $   162      ($374)     ($490)      ($923)      ($819)        ($532)

Income (Loss) Before Income Taxes                    $ 3,902   $ 2,031   $  2,403    ($6,564)  $   6,048    $ 13,112      $  9,527

Provision for Income Taxes                           $ 1,443   $   882   $    195    ($2,359)  $   2,593    $  5,581      $  4,125
                                                     ---------------------------------------------------    --------      --------
Net Income (Loss)
Best Lock Corporation & Subsidiary (1)               $ 2,458   $ 1,800   $  2,208    ($4,204)  $   3,455    $  7,531      $  5,402
                                                     ===================================================    ========      ========

ADJUSTMENTS TO INCOME

        COGS Adjustments (2)                                                          $ 3,900  $   1,000     $  1,000
        Operating Expenses Adjustments (3)                               $  2,900     $ 3,100      ($800)     ($1,345)       ($545)
                                                     ---------------------------------------------------     --------      --------
Total Adjustments                                    $     0   $     0   $  2,900     $ 7,000  $     200        ($345)       ($545)

        Adjusted Gross Margin                        $35,790   $45,329   $ 49,843     $52,205  $  59,352     $ 69,237     $ 50,900
        Adjusted Operating Profit                    $ 3,734   $ 1,870   $  5,678     $   926  $   7,170     $ 13,586     $  9,514
        Adjusted Pretax Income                       $ 3,902   $ 2,031   $  5,303     $   436  $   6,248     $ 12,767     $  8,982
        Adjusted Net Income (4)                      $ 2,458   $ 1,800   $  4,873     $   279  $   3,569     $  7,333     $  5,093

(1) 1993 Net Income includes $650K adjustment for cumulative effect of change in accounting principle
(2) COGS Adjustments include Mortise lock warranty service ($1.0MM 1996), Obsolete inventory ($2.1MM 1995), and Cost impact of 9K redesign ($1.8MM
    1995)
(3) Operating expense adjustments include Vacation accrual change (-$0.545MM YTD
    1997), Restructure accrual (-$0.8MM 1996, $3.1MM 1995), Family settlement
    accrual ($2.1MM 1994), and Walter Best    retirement accrual ($0.8MM 1994)
(4) Adjustments are taxed at the effective audited rate

PROJECT THOROUGHBRED
Historical Balance Sheets
As of December 31,

                                                                                                                    September 30,
                                                   1992           1993          1994           1995          1996         1997
                                                ------------------------------------------------------------------- -------------
ASSETS
   Current Assets
       Cash & Equivalents                         $1,596          $1,602        $4,792         $1,349        $2,049        $3,696
       Trade Receivables                         $10,994         $13,539       $14,124        $13,508       $17,696       $19,891
       Inventories                               $16,383         $14,490       $14,579        $11,383       $13,779       $13,611
       Pre-Paids & Other                          $4,335          $3,461        $3,870         $7,262        $3,832        $3,090
                                                -------------------------------------------------------------------      --------
   Total Current Assets                          $33,307         $33,093       $37,365        $33,503       $37,356       $40,289

   Property Plant & Equipment                    $54,299         $57,881       $61,220        $65,169       $63,098       $65,459
   Accumulated Depreciation                     ($24,119)       ($27,091)     ($31,082)      ($34,298)     ($36,202)     ($40,033)
                                                -------------------------------------------------------------------      --------
   Net PP&E                                      $30,179         $30,789       $30,137        $30,872       $26,896       $25,426

   Other Assets, Net                                $414            $335        $3,502         $4,642        $4,631        $4,544
Total Assets                                     $63,900         $64,217       $71,003        $69,017       $68,883       $70,258
                                                ===================================================================      ========
LIABILITIES & STOCKHOLDERS EQUITY
   Current Liabilities
       Current Portion of Benefit Obligation        $829          $1,112        $1,382         $1,362        $1,365        $1,343
       Accounts Payable                           $1,984          $1,700        $1,644         $3,490        $2,688        $2,918
       Customer Advances                                            $816        $1,501         $1,434        $1,849        $2,215
       Accrued Liabilities                        $4,584          $4,890        $9,813        $10,260        $9,116        $7,570
                                                 ------------------------------------------------------------------      --------
   Total Current Liabilities                      $7,396          $8,517       $14,340        $16,546       $15,017       $14,046

   Long Term Debt                                                                             $15,197       $15,000     $12,000.0
   Retirement Benefit Obligation                  $4,552          $4,745        $4,445         $3,870        $3,213      $2,787.0
   Deferred Income Taxes                          $4,442          $2,395        $2,269         $2,121        $2,305      $1,787.5
                                                 ------------------------------------------------------------------      --------
Total Liabilities                                $16,391         $15,657       $21,054        $37,735       $35,536     $30,620.0

Stock Redeemable Under Bonus Plan                                               $8,939         $5,932        $6,083        $6,083

   Common Stock                                   $1,408          $1,408        $1,408         $1,408        $1,408        $1,408
   Accumulated Earnings                          $46,881         $48,024       $49,524        $44,827       $47,568       $52,662
   Cumulative Translation Adjustment                ($15)          ($109)        ($198)         ($141)        ($229)        ($248)
   Stock Redeemable Under Bonus Plan                                           ($8,939)       ($5,932)      ($6,083)      ($6,083)
   Treasury Stock                                  ($764)          ($764)        ($784)      ($14,811)     ($15,401)     ($14,184)
                                                 ------------------------------------------------------------------      --------
Total Equity                                     $47,510         $48,560       $41,010        $25,350       $27,263       $33,555

Total Liabilities & Shareholder's Equity         $63,900         $64,217       $71,003        $69,017       $68,883       $70,258
                                                ===================================================================      ========

                      COMPANY NAME:  Project Thoroughbred
                      COMPARABLE PUBLIC COMPANY ANALYSIS:

                    VALUATION PURPOSE: Corporate Information
                             VALUATION DATE:11/4/97

                                                                   Comparable Group
                                                         --------------------------------
                  Input                                    Low        Median       High
----------------------------------                       -------    ---------   ---------
PRICE/EARNINGS
   5 Year Avg.                                            19.9X       24.0X       35.1X
   3 Year Avg.                                            15.4X       22.9X       32.1X
   Last Twelve Months (LTM)                               12.2X       19.5X       33.5X
   1997 Est.                                              12.9X       16.4X       20.5X
   1998 Est                                               11.4X       16.1X       18.0X

PRICE/BOOK VALUE                                           1.8X        4.2X        6.2X

PRICE/ CASHFLOW
   LTM                                                     7.4X       10.5X       20.4X
   3 Yr. Avg.                                              8.3X       12.2X       22.6X

ENTERPRISE VALUE/REVENUES(2)
     LTM                                                   0.9X        1.3X        2.4X

ENTERPRISE VALUE/OP INCOME(2)
    LTM                                                    8.9X       10.8X       17.4X

ENTERPRISE VALUE/EBITDA (2)
    LTM                                                    6.2X        7.7X       14.4X

DIVIDEND CAPACITY
   Yield                                                    2%          2%          4%
   Payout Ratio                                            23%         43%         57%



                                                        BLC (1)                              Indicated Value
                                                                              ------------------------------------------
                                                        11/4/97                   Low            Median          High
                                                      -----------             ----------     ---------------   ---------
PRICE/EARNINGS
   5 Year Avg.                                        $  2,596                $ 51,660         $ 62,304        $ 91,120
   3 Year Avg.                                        $  2,907                $ 44,768         $ 66,570        $ 93,315
   Last Twelve Months (LTM)                           $  7,333                $ 89,463         $142,994        $245,656
   1997 Est.                                          $  5,300                $ 68,370         $ 86,920        $108,650
   1998 Est                                           $  6,400                $ 72,960         $103,040        $115,200

PRICE/BOOK VALUE                                      $ 33,555                $ 59,057         $140,931        $209,048

PRICE/ CASHFLOW
   LTM                                                $ 12,886                $ 95,356         $135,303        $262,874
   3 Yr. Avg.                                         $  7,818                $ 64,889         $ 95,380        $176,687

ENTERPRISE VALUE/REVENUES(2)
     LTM                                              $135,096                $ 96,314         $159,809        $308,414

ENTERPRISE VALUE/OP INCOME(2)
    LTM                                               $ 13,586                $101,718         $128,211        $217,878

ENTERPRISE VALUE/EBITDA (2)
    LTM                                               $ 19,139                $100,144         $128,852        $257,084

DIVIDEND CAPACITY
   Yield
   Payout Ratio                                       $  7,333                $ 84,330         $157,660        $104,495

                                                                              -------------------------------------------

                                                                  MEAN:       $ 77,419         $117,331        $182,535

                                                                MEDIAN:       $ 78,645         $128,532        $192,867

                                                                              -------------------------------------------

                                                   INDICATED VALUATION:       $ 64,000           to            $68,000

                                                   Premium for Control:                          15%

                                                        Adjusted Value:       $ 73,600                         $78,200



(1) BLC has been adjusted for extraordinary and non-recurring income and expenses

(2) Enterprise Value = Market Cap+Pref Equity+Debt -Cash
    Indicated value is enterprise value minus pref stock minus debt plus cash
Debt - Cash on 9/30/97 =                                       $18,518

                      COMPANY NAME:  Project Thoroughbred
                      COMPARABLE PUBLIC COMPANY ANALYSIS:
                    VALUATION PURPOSE: Corporate Information
                             VALUATION DATE:11/4/97

                         INDICATED MULTIPLE COMPARISON

                                                        Midpoint of                                   Comparable Company Group
               Multiple of:                    Undiscounted Valuation Range                         Mean                  Median
--------------------------------------------------------------------------------------------------------------------------------
                                                        $66,000.00
5 Yr. Avg. Earnings                                        25.4X                                   21.6X                  21.3X
3 Yr. Avg Earnings                                         22.7X                                   19.8X                  18.0X
LTM                                                         9.0X                                   17.1X                  15.8X
1997 Estimate                                              12.5X                                   14.4X                  13.6X
1998 Estimate                                              10.3X                                   13.5X                  13.7X

Book Value                                                  2.0X                                    3.6X                   3.9X

LTM Cash Flow                                               5.1X                                   10.4X                   8.7X
3 Yr. Avg Cash Flow                                         8.4X                                   11.6X                   9.8X

Enterprise Value/Revs                                       0.6X                                    1.2X                   1.2X

Enterprise Value/Op Income                                  6.2X                                   10.6X                   9.5X

Enterprise Value/EBITDA                                     4.4X                                    7.9X                   7.0X

Yield                                                       0.90%                                   3.0%                   2.0%
Payout Ratio                                                11.5%                                  42.0%                  45.0%

BEST LOCK CORPORATION
VALUATION ANALYSIS
SUMMARY DATA
COMPARABLE COMPANIES
($ IN THOUSANDS, EXCEPT PER SHARE)





                                                                          TARGET COMPANY
                                                                ---------------------------------
Stock Ticker Symbol                                                   (Audited)        (Adjusted)
Exchange Where Traded
Company                                                         Best Lock Corporation


Fiscal Year End Date                                                   12/31/96
LTM Date                                                                9/30/97
                                                                       --------------------------
EARNINGS DATA (Latest Twelve Months)
Net Sales                                                              $135,096
Gross Income                                                           $ 68,237           $69,237
     % Margin                                                              50.5%             51.3%
Operating Income                                                       $ 13,931           $13,586
     % Margin                                                              10.3%             10.1%
EBITDA                                                                 $ 19,484           $19,139
     % Margin                                                              14.4%             14.2%
Net Income                                                             $  7,531           $ 7,333
     % Margin                                                               5.6%              5.4%
                                                                       --------------------------
CAPITALIZATION (Latest)
Total Debt                                                             $ 22,214
Preferred Equity                                                       $      0
Common Equity                                                          $ 33,555
    Total Capital                                                      $ 55,769
Debt/Total Capital                                                         0.40
COMMON SHARES OUTSTANDING (Latest)                                            1
                                                                       --------------------------

BALANCE SHEET DATA & RATIOS (Latest)
Cash                                                                   $  3,696
Company Value                                                                NA
Current Ratio                                                              2.87
Tangible Book Value per Share (Latest)                                   33,555
Asset Turnover                                                             1.92
Return on Average Common Equity                                            25.1%
Return on Average Total Assets                                             10.8%
                                                                       --------------------------
EARNINGS PER SHARE DATA
1996                                                                   $  3,455           $ 3,569
1995                                                                    ($4,205)          $   279
1994                                                                   $  2,208           $ 4,873
1993                                                                   $  1,800           $ 1,800
1992                                                                   $  2,458           $ 2,458
5 Year Average                                                         $  1,143           $ 2,596
3 Year Average                                                         $    486           $ 2,907
Latest 12 Months                                                       $  7,531           $ 7,333
1997E                                                                  $  5,300
1998E                                                                  $  6,400


Date of Latest 12 Months Earnings Per Share                                8/97
Date of Current Year IBES Estimate                                        12/97
                                                                       --------------------------
PRICE/EARNINGS RATIOS
5 Year Average                                                               NA
3 Year Average                                                               NA
Latest 12 Months                                                             NA
1997E                                                                        NA
1998E                                                                        NA
                                                                       --------------------------
MARKET & DIVIDEND DATA (as of 11/04/97)
Price Per Share                                                              NA
52 Week High                                                                 NA
52 Week Low                                                                  NA
Dow Jones Industrial Average = 7,689
Enterprise Value/Revenues (LTM)                                              NA
Enterprise Value/Operating Income (LTM)                                      NA
Enterprise Value/EBITDA (LTM)                                                NA
Price/Book Value (Latest)                                                    NA
Dividend Per Share (LTM)                                                   5.42
Current Yield                                                                NA
Common Dividend Payout Ratio                                               0.00
                                                                       --------------------------
CASH FLOW DATA & RATIOS (Fiscal Year End)
Cash Flow (Net Income plus Depreciation, LTM)                           $13,084           $12,886
Cash Flow Per Share
LTM                                                                     $13,084           $12,886
1996                                                                    $ 8,919           $ 9,034
1995                                                                    $   700           $ 5,184
1994                                                                    $ 6,573           $ 9,238
3 Year Average Cash Flow Per Share                                      $ 5,398           $ 7,818
Price/Cash Flow Per Share (LTM)                                              NA
Price/3 Year Average Cash Flow Per Share                                     NA

                                                                                          COMPARABLE COMPANIES
                                                -------------------------------------------------------------------------------
                                                                           ACK                   EML                 IR
                                                                           NYSE                 AMEX                NYSE
                                                                       ARMSTRONG WORLD       EASTERN CO       INGERSOLL-RAND CO
                                                                           INDS I
                                                                        Footnote (1)         Footnote (2)        Footnote (3)
                                                                       ---------------       ------------     -----------------
Fiscal Year End Date                             Mean      Median         12/96                12/96              12/96
LTM Date                                                                   6/97                 3/97               6/97
                                                -------------------------------------------------------------------------------
EARNINGS DATA (Latest Twelve Months)
Net Sales                                                              $ 2,187,700         $   59,247         $  6,813,000
Gross Income                                                           $   711,900         $   14,241         $  1,745,900
     % Margin                                    29.4%      29.1%             32.5%              24.0%                25.6%
Operating Income                                                       $   366,700         $    5,316         $    732,800
     % Margin                                    11.4%      10.5%             16.8%               9.0%                10.8%
EBITDA                                                                 $   494,300         $    8,165         $    933,900
     % Margin                                    15.4%      13.7%             22.6%              13.8%                13.7%
Net Income                                                             $   230,200         $    2,153         $    380,600
     % Margin                                     6.4%       5.0%             10.5%               3.6%                 5.6%
                                                --------------------------------------------------------------------------
CAPITALIZATION (Latest)
Total Debt                                                             $   526,600         $    3,290         $  1,332,700
Preferred Equity                                                       $         0         $        0         $          0
Common Equity                                                          $   820,300         $   30,120         $  2,231,800
    Total Capital                                                      $ 1,346,900         $   33,410         $  3,564,500
Debt/Total Capital                               0.32        0.36             0.39               0.10                 0.37

COMMON SHARES OUTSTANDING (Latest)                                      40,748,000          2,764,164          165,921,000
BALANCE SHEET DATA & RATIOS (Latest)
Cash                                                                   $    51,000         $    2,168         $    180,700
Company Value                                                          $ 3,246,464         $   50,531         $  7,861,430
Current Ratio                                    2.61          2.34           1.66               2.84                 1.77
Tangible Book Value per Share (Latest)                                       20.13              10.16                 6.35
Asset Turnover                                   1.22          1.25           0.98               1.35                 1.15
Return on Average Common Equity                  17.0%         17.3%          29.4%               7.3%                19.6%
Return on Average Total Assets                    7.4%          6.9%          10.7%               5.2%                 6.8%
                                                --------------------------------------------------------------------------
EARNINGS PER SHARE DATA
1996                                                                   $      4.67         $     0.50         $       2.22
1995                                                                   $      3.96         $     0.99         $       1.70
1994                                                                   $      4.60         $     0.88         $       1.33
1993                                                                   $      2.37         $     1.03         $       1.59
1992                                                                   $      0.53         $     1.10         $       1.57
5 Year Average                                                                3.23               0.90                 1.68
3 Year Average                                                                4.41               0.79                 1.75
Latest 12 Months                                                              5.59               0.80                 2.35
1997E                                                                         5.29                 NA                 2.46
1998E                                                                         5.96                 NA                 2.81


Date of Latest 12 Months Earnings Per Share                                   6/97              3/97                  6/97
Date of Current Year IBES Estimate                                           12/97                NA                 12/97
                                                --------------------------------------------------------------------------
PRICE/EARNINGS RATIOS
5 Year Average                                  26.6           24.0          21.1               19.9                  24.0
3 Year Average                                  23.6           22.9          15.4               22.6                  23.1
Latest 12 Months                                20.3           19.5          12.2               22.3                  17.2
1997E                                           16.8           16.4          12.9                 NA                  16.4
1998E                                           15.4           16.1          11.4                 NA                  14.4
                                                --------------------------------------------------------------------------
MARKET & DIVIDEND DATA (as of 11/04/97)
Price Per Share                                                        $    68.00            $ 17.88          $      40.44
52 Week High                                                                75.25              19.50                 46.25
52 Week Low                                                                 61.50              12.25                 27.33
Dow Jones Industrial Average = 7,689
Enterprise Value/Revenues (LTM)                 1.39           1.32          1.48                  0.85               1.15
Enterprise Value/Operating Income (LTM)        12.07          10.82          8.85                  9.51              10.73
Enterprise Value/EBITDA (LTM)                   9.06           7.69          6.57                  6.19               8.42
Price/Book Value (Latest)                       4.15           4.20          3.38                  1.76               6.37
Dividend Per Share (LTM)                                                     1.64                  0.46               0.55
Current Yield                                   0.02           0.02          0.02                  0.03               0.01
Common Dividend Payout Ratio                    0.42           0.43          0.29                  0.58               0.23
                                                --------------------------------------------------------------------------
CASH FLOW DATA & RATIOS (Fiscal Year End)
Cash Flow (Net Income plus Depreciation, LTM)                           $ 357,800               $ 5,002       $    581,700
Cash Flow Per Share
LTM                                                                     $    8.60               $  1.85       $       3.59
1996                                                                    $    7.97               $  1.59       $       3.48
1995                                                                    $    7.95               $  1.94       $       2.83
1994                                                                    $    8.53               $  1.76       $       2.17
3 Year Average Cash Flow Per Share                                           8.15                  1.76               2.83
Price/Cash Flow Per Share (LTM)                12.3           10.5            7.9                   9.7               11.3
Price/3 Year Average Cash Flow Per Share       13.8           12.2            8.3                  10.1               14.3



                                                                     KNAP                  MAS               SWK
                                                                  NASDAQ-NMS               NYSE              NYSE
                                                             KNAPE & VOGT MFG C0         MASCO CORP       STANLEY WORKS
                                                                  Footnote (4)           Footnote (5)      Footnote (6)
                                                                  ------------           ------------     -------------
Fiscal Year End Date                                                  6/96                   12/96             12/96
LTM Date                                                              3/97                    6/97              6/97
EARNINGS DATA (Latest Twelve Months)                              -------------------------------------------------------
Net Sales                                                         $   172,948            $  3,453,000         $ 2,678,500
Gross Income                                                      $    42,308            $  1,264,130         $   887,800
     % Margin                                                            24.5%                   36.6%               33.1%
Operating Income                                                  $    13,664            $    480,500         $   274,400
     % Margin                                                             7.9%                   13.9%               10.2%
EBITDA                                                            $    21,436                 580,180         $   347,700
     % Margin                                                            12.4%                   16.8%               13.0%
Net Income                                                        $     7,783            $    340,300         $   115,140
     % Margin                                                             4.5%                    9.9%                4.3%
                                                                  -------------------------------------------------------
CAPITALIZATION (Latest)
Total Debt                                                        $    33,800            $  1,240,000         $   372,200
Preferred Equity                                                  $         0            $          0         $         0
Common Equity                                                     $    72,061            $  1,951,830         $   716,700
    Total Capital                                                 $   105,861            $  3,191,830         $ 1,088,900
Debt/Total Capital                                                       0.32                    0.39                0.34
COMMON SHARES OUTSTANDING (Latest)
                                                                    5,890,000             161,650,000          89,002,000
                                                                  -----------            ------------         -----------
BALANCE SHEET DATA & RATIOS (Latest)
Cash                                                              $       304            $    333,170         $   107,600
Company Value                                                     $   149,087            $  8,362,916         $ 4,113,937
Current Ratio                                                            4.72                    2.76                1.92
Tangible Book Value per Share (Latest)                                   9.02                    9.19                6.94
Asset Turnover                                                           1.34                    0.19                1.61
Return on Average Common Equity                                          11.0%                   19.5%               15.2%
Return on Average Total Assets                                            6.0%                    9.1%                6.9%
                                                                  -----------            ------------         -----------
EARNINGS PER SHARE DATA
1996                                                              $      1.01            $       1.84         $      1.41
1995                                                              $      1.29            $       1.25         $      1.25
1994                                                              $      1.24            $       1.22         $      1.40
1993                                                                       NA            $       1.45         $      1.03
1992                                                                       NA            $       1.21         $      1.08
5 Year Average                                                           1.18                    1.39                1.23
3 Year Average                                                           1.18                    1.44                1.35
Latest 12 Months                                                         1.33                    2.12                1.29
1997E                                                                    1.40                    2.27                2.11
1998E                                                                      NA                    2.60                2.40


Date of Latest 12 Months Earnings Per Share                             3/97                    6/97                 6/97
Date of Current Year IBES Estimate                                      6/97                   12/97                12/97
                                                                     ---------              ----------           -----------
PRICE/EARNINGS RATIOS
                                                                           NA                   33.1                 35.1
5 Year Average                                                           16.6                   31.1                 32.0
3 Year Average                                                           14.8                   21.8                 33.5
Latest 12 Months                                                         14.0                   20.3                 20.5
1997E                                                                      NA                   17.7                 18.0
1998E                                                                 ---------------------------------------------------
                                                                      $ 19.63               $  46.13              $ 43.25
MARKET & DIVIDEND DATA (as of 11/04/97)                                 21.13                  48.25                47.38
Price Per Share                                                         14.75                  31.88                26.38
52 Week High
52 Week Low                                                              0.86                   2.42                 1.54
Dow Jones Industrial Average = 7,689                                    10.91                  17.40                14.99
Enterprise Value/Revenues (LTM)                                          6.96                  14.41                11.83
Enterprise Value/Operating Income (LTM)                                  2.17                   5.02                 6.23
Enterprise Value/EBITDA (LTM)                                            0.66                   0.79                 0.74
Price/Book Value (Latest)                                                0.03                   0.02                 0.02
Dividend Per Share (LTM)                                                 0.50                   0.37                 0.57
Current Yield                                                         ---------------------------------------------------
Common Dividend Payout Ratio                                          $15,555               $439,980             $188,440

CASH FLOW DATA & RATIOS (Fiscal Year End)                             $  2.64               $   2.73             $   2.12
Cash Flow (Net Income plus Depreciation, LTM)                         $  2.26               $   2.46             $   2.25
Cash Flow Per Share                                                   $  2.46               $   1.82             $   2.16
LTM                                                                   $  2.28               $   1.85             $   2.31
1996                                                                     2.33                   2.04                 2.24
1995                                                                      7.4                   16.9                 20.4
1994                                                                      8.4                   22.6                 19.3
3 Year Average Cash Flow Per Share
Price/Cash Flow Per Share (LTM)
Price/3 Year Average Cash Flow Per Share


BEST LOCK CORPORATION
Historical Earnings Data
($ in thousands, except per share)

                                                        TARGET COMPANY                                  COMPARABLE COMPANIES
                                                     ---------------------                        -------------------------------
                                                                                                                     ARMSTRONG
                                                                                                                     WORLD INDS
                                                     Best Lock Corporation                                              INC.
                                                                                                                     Footnote (1)
Fiscal Year End Date                                         12/96                                 Mean  Median        12/96
LTM Date                                                    9/30/97                                                     6/97
                                                   --------------------------------            ----------------------------------
REVENUES
LTM                                                          $135,096                                                $2,187,700
1996                                                         $122,359                                                $2,156,400
1995                                                         $117,706                                                $2,325,000
1994                                                         $103,955                                                $2,226,000
1993                                                          $98,521                                                $2,075,700
1992                                                          $84,865                                                $2,111,400
5 Year Compound Annual Growth Rate                                9.6%                          7.0%    7.3%                0.5%
3 Year Compound Annual Growth Rate                                8.5%                          6.8%    4.5%               -1.6%
                                                   --------------------------------             -------------------------------
GROSS INCOME
LTM                                                           $68,237       $69,237                                    $711,900
1996                                                          $58,352       $59,352                                    $696,500
1995                                                          $48,305       $52,205                                    $743,900
1994                                                          $49,844       $49,844                                    $742,100
1993                                                          $45,329       $45,329                                    $622,000
1992                                                          $35,790       $35,790                                    $575,300
5 Year Compound Annual Growth Rate                               13.0%         13.5%            7.2%    5.5%                5.5%
3 Year Compound Annual Growth Rate                                8.2%          9.1%            7.6%    4.7%               -2.1%
                                                   --------------------------------             -------------------------------
OPERATING INCOME
LTM                                                           $13,931       $13,586                                    $366,700
1996                                                           $6,970        $7,170                                    $302,400
1995                                                          ($6,074)         $926                                    $293,100
1994                                                           $2,778        $5,678                                    $294,600
1993                                                           $1,870        $1,870                                    $187,800
1992                                                           $3,734        $3,734                                    $128,900
5 Year Compound Annual Growth Rate                               16.9%         17.7%           19.4%   23.8%               23.8%
3 Year Compound Annual Growth Rate                               58.4%         12.4%            5.9%    1.2%                1.3%
                                                   --------------------------------             -------------------------------
EBITDA
LTM                                                           $19,484       $19,139                                    $494,300
1996                                                          $12,435       $12,635                                    $426,100
1995                                                          ($1,170)       $5,831                                    $429,200
1994                                                           $7,143       $10,043                                    $428,000
1993                                                           $5,927        $5,928                                    $317,800
1992                                                           $7,353        $7,353                                    $265,800
5 Year Compound Annual Growth Rate                               14.0%         14.5%           13.8%   12.5%               12.5%
3 Year Compound Annual Growth Rate                               31.9%         12.2%            6.0%    1.2%               -0.2%
                                                   --------------------------------             -------------------------------
NET INCOME
LTM                                                            $7,531        $7,333                                    $230,200
1996                                                           $3,455        $3,569                                    $192,700
1995                                                          ($4,205)         $279                                    $163,000
1994                                                           $2,208        $4,873                                    $187,200
1993                                                           $1,800        $1,800                                    $102,580
1992                                                           $2,458        $2,458                                     $33,080
5 Year Compound Annual Growth Rate                                8.9%          9.8%           16.2%   14.0%               55.4%
3 Year Compound Annual Growth Rate                               25.1%        -14.4%            4.4%    0.8%                1.5%
                                                   --------------------------------             -------------------------------
GROSS MARGIN
LTM                                                              50.5%         51.3%           29.4%   29.1%               32.5%
1996                                                             47.7%         48.5%           28.7%   28.6%               32.3%
1995                                                             41.0%         44.4%           29.0%   28.4%               32.0%
1994                                                             47.9%         47.9%           30.0%   29.5%               33.3%
1993                                                             46.0%         46.0%           28.1%   28.5%               30.0%
1992                                                             42.2%         42.2%           27.2%   27.2%               27.2%
                                                   --------------------------------             -------------------------------
OPERATING MARGIN
LTM                                                              10.3%         10.1%           11.4%   10.5%               16.8%
1996                                                              5.7%          5.9%           10.5%   10.1%               14.0%
1995                                                               NM           0.8%           10.1%    9.1%               12.6%
1994                                                              2.7%          5.5%           10.8%    9.8%               13.2%
1993                                                              1.9%          1.9%            8.5%    9.0%                9.0%
1992                                                              4.4%          4.4%            7.4%    6.7%                6.1%
                                                   --------------------------------             -------------------------------
EBITDA MARGIN
LTM                                                              14.4%         14.2%           15.4%   13.7%               22.6%
1996                                                             10.2%         10.3%           14.5%   13.0%               19.8%
1995                                                               NM           5.0%           14.0%   12.6%               18.5%
1994                                                              6.9%          9.7%           15.0%   13.5%               19.2%
1993                                                              6.0%          6.0%           12.8%   12.7%               15.3%
1992                                                              8.7%          8.7%           11.8%   12.6%               12.6%
                                                   --------------------------------             -------------------------------
NET MARGIN
LTM                                                               5.6%          5.4%            6.4%    5.0%               10.5%
1996                                                              2.8%          2.9%            5.7%    5.0%                8.9%
1995                                                               NM           0.2%            5.3%    4.7%                7.0%
1994                                                              2.1%          4.7%            5.7%    5.0%                8.4%
1993                                                              1.8%          1.8%            4.6%    4.5%                4.9%
1992                                                              2.9%          2.9%            3.8%    4.4%                1.6%









                                                                      COMPARABLE COMPANIES
                                         ------------------------------------------------------------------------------------------
                                                         INGERSOLL-        KNAPE &                            STANLEY
                                           EASTERN CO     RAND CO          VOGT MFG CO        MASCO CORP       WORKS
                                          Footnote (2)   Footnote (3)       Footnote (4)      Footnote (5)   Footnote (6)
Fiscal Year End Date                      12/96           12/96              6/96             12/96           12/96
LTM Date                                   3/97           6/97               3/97              6/97           6/97
                                         ------------------------------------------------------------------------------------------
REVENUES
LTM                                        $59,247         $6,813,000           $172,948      $3,453,000     $2,678,500
1996                                       $57,854         $6,702,900           $163,012      $3,237,000     $2,670,800
1995                                       $59,352         $5,729,000           $168,191      $2,927,000     $2,624,300
1994                                       $58,381         $4,507,469           $145,505      $2,583,000     $2,510,900
1993                                       $52,546         $4,021,071           $114,011      $2,243,000     $2,273,100
1992                                       $60,060         $3,783,787           $111,816      $2,042,000     $2,217,700
5 Year Compound Annual Growth Rate            -0.9%              15.4%               9.9%           12.2%           4.8%
3 Year Compound Annual Growth Rate            -0.5%              21.9%               5.8%           11.9%           3.1%
                                           ----------------------------------------------------------------------------
GROSS INCOME
LTM                                        $14,241         $1,745,900            $42,308      $1,264,130       $887,800
1996                                       $12,681         $1,673,000            $38,603      $1,188,930       $875,300
1995                                       $14,115         $1,418,800            $40,894      $1,080,670       $838,600
1994                                       $13,641         $1,130,400            $37,803      $1,008,900       $826,900
1993                                       $13,304         $1,004,400            $32,528              NA       $720,100
5 Year Compound Annual Growth Rate             0.5%              18.0%               7.4%             NM            4.8%
3 Year Compound Annual Growth Rate             2.2%              24.3%               5.8%           11.9%           3.6%
                                           ----------------------------------------------------------------------------

OPERATING INCOME
LTM                                         $5,316           $732,800            $13,664        $480,500       $274,400
1996                                        $4,046           $683,500            $11,165        $480,500       $266,800
1995                                        $4,347           $497,000            $14,090        $402,340       $251,900
1994                                        $3,963           $377,000            $13,067        $430,750       $266,500
1993                                            NA           $296,514                 NA              NA       $207,800
1992                                            NA           $255,239                 NA              NA       $208,000
5 Year Compound Annual Growth Rate              NM               27.9%                NM              NM            6.4%
3 Year Compound Annual Growth Rate             1.0%              34.6%              -7.6%            5.6%           0.1%
                                           ----------------------------------------------------------------------------
EBITDA
LTM                                         $8,165           $933,900            $21,436        $580,180       $347,700
1996                                        $6,999           $886,100            $18,511        $580,180       $341,500
1995                                        $6,975           $676,400            $20,988        $492,430       $333,100
1994                                        $6,416           $509,540            $19,154        $551,380       $348,300
1993                                            NA           $420,035                 NA              NA       $288,500
1992                                            NA           $371,818                 NA              NA       $286,500
5 Year Compound Annual Growth Rate              NM               24.2%                NM              NM            4.5%
3 Year Compound Annual Growth Rate             4.4%              31.9%              -1.7%            2.6%          -1.0%
                                           ----------------------------------------------------------------------------
NET INCOME
LTM                                         $2,153           $380,600             $7,783        $340,300       $115,140
1996                                        $1,336           $358,000             $5,928        $295,200       $125,580
1995                                        $2,747           $270,300             $7,591        $200,050       $110,400
1994                                        $2,437           $211,100             $7,314        $172,710       $125,300
1993                                        $2,830           $166,500                 NA              NA        $92,600
1992                                        $3,037           $163,600                 NA              NA        $98,100
5 Year Compound Annual Growth Rate           -18.6%              21.6%                NM              NM            6.4%
3 Year Compound Annual Growth Rate           -26.0%              30.2%             -10.0%           30.7%           0.1%
                                           ----------------------------------------------------------------------------
GROSS MARGIN
LTM                                           24.0%              25.6%              24.5%           36.6%          33.1%
1996                                          21.9%              25.0%              23.7%           36.7%          32.8%
1995                                          23.8%              24.8%              24.3%           36.9%          32.0%
1994                                          23.4%              25.1%              26.0%           39.1%          32.9%
1993                                          25.3%              25.0%              28.5%             NA           31.7%
1992                                          23.3%              23.8%              28.4%             NA           33.2%
                                           ----------------------------------------------------------------------------
OPERATING MARGIN
LTM                                            9.0%              10.8%               7.9%           13.9%          10.2%
1996                                           7.0%              10.2%               6.8%           14.8%          10.0%
1995                                           7.3%               8.7%               8.4%           13.7%           9.6%
1994                                           6.8%               8.4%               9.0%           16.7%          10.6%
1993                                            NA                7.4%                NA              NA            9.1%
1992                                            NA                6.7%                NA              NA            9.4%
                                           ----------------------------------------------------------------------------
EBITDA MARGIN
LTM                                           13.8%              13.7%              12.4%           16.8%          13.0%
1996                                          12.1%              13.2%              11.4%           17.9%          12.8%
1995                                          11.8%              11.8%              12.5%           16.8%          12.7%
1994                                          11.0%              11.3%              13.2%           21.3%          13.9%
1993                                            NA               10.4%                NA              NA           12.7%
1992                                            NA                9.8%                NA              NA           12.9%
                                           ----------------------------------------------------------------------------
NET MARGIN
LTM                                            3.6%               5.6%               4.5%            9.9%           4.3%
1996                                           2.3%               5.3%               3.6%            9.1%           4.7%
1995                                           4.6%               4.7%               4.5%            6.8%           4.2%
1994                                           4.2%               4.7%               5.0%            6.7%           5.0%
1993                                           5.4%               4.1%                NA              NA            4.1%
1992                                           5.1%               4.3%                NA              NA            4.4%

BESTLOCK CORPORATION
Historical Balance Sheet & Other Data
($ In Thousands, Except Per Share)




                                                                          TARGET COMPANY
                                                                    ----------------------------
                                                                         Best Lock Corporation

Fiscal Year End Date                                                         12/96
LTM Date                                                                    9/30/97
-----------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY (Restated)
Latest Quarter                                                              $33,555
Average LTM                                                                 $30,025
1996                                                                        $27,263
1995                                                                        $25,350
1994                                                                        $41,010
1993                                                                        $48,560
1992                                                                        $47,510
-----------------------------------------------------------------------------------------------
RETURN ON AVERAGE COMMON EQUITY
LTM                                                                            25.1%     24.4%
1996                                                                           13.1%     13.6%
1995                                                                             NM       0.8%
1994                                                                            4.9%     10.9%
1993                                                                            3.7%      3.7%
-----------------------------------------------------------------------------------------------
TOTAL ASSETS (Restated)
Latest Quarter                                                              $70,258
1996                                                                        $68,883
1995                                                                        $69,017
1994                                                                        $71,003
1993                                                                        $64,217
1992                                                                        $63,900

INTANGIBLE ASSETS (Fiscal Year End)                                               0
-----------------------------------------------------------------------------------------------
COMMON SHARES ISSUED AND OUTSTANDING
Latest Quarter                                                                    1
1996                                                                              1
-----------------------------------------------------------------------------------------------
AVERAGE COMMON SHARES OUTSTANDING
Latest Quarter                                                                    1
LTM                                                                               1
1996                                                                              1
1995                                                                              1
1994                                                                              1
-----------------------------------------------------------------------------------------------
DEPRECIATION (from Cash Flow Statement)
LTM                                                                         $ 5,553
1996                                                                        $ 5,465
1995                                                                        $ 4,905
1994                                                                        $ 4,365
1993                                                                        $ 4,058
1992                                                                        $ 3,619
-----------------------------------------------------------------------------------------------
PREFERRED DIVIDENDS
LTM                                                                         $     0
1996                                                                        $     0
1995                                                                        $     0
1994                                                                        $     0
1993                                                                        $     0
-----------------------------------------------------------------------------------------------

EXTRA INFORMATION
     Date of Latest Quarterly Information                                      8/97

     Primary Business Segment


     SIC Code

     SIC Code Definition






                                                   COMPARABLE COMPANIES
------------------------------------------------------------------------------------------------------------
                             ARMSTRONG
                             WORLD INDS               INGERSOLL-     KNAPE &                      STANLEY
                                INC      EASTERN CO     RAND CO.     VOGI MFG CO     MASCO CORP     WORKS
                            Footnote(1)  Footnote(2)  Footnote(3)   Footnote(4)    Footnote(5)   Footnote(6)
                            -----------  -----------  -----------  ------------    -----------   -----------
   Mean    Median             12/96        12/96        12/96          6/96          12/96         12/96
                               6/97         3/97         6/97          3/97           6/97          6/97
------------------------------------------------------------------------------------------------------------
                             $820,300     $30,120     $2,231,800     $72,061       $1,951,830     $716,700
                             $792,750     $29,546     $2,079,650     $71,340       $1,832,650     $741,200
                             $790,000     $29,355     $2,090,800     $69,174       $1,839,810     $780,100
                             $775,000     $29,807     $1,795,500     $72,714       $1,655,430     $734,600
                             $735,100     $29,843     $1,531,342     $67,974       $2,112,680     $744,200
                             $569,500     $28,383     $1,349,825     $63,876       $1,998,430     $680,900
                             $569,200     $26,926     $1,293,375     $62,067       $1,886,880     $696,300
----------------------------------------------------------------------------------------------------------

   16.6%     16.9%               29.0%        7.3%          18.3%       10.9%            18.6%        15.5%
   14.7%     16.7%               23.5%        4.5%          18.4%        8.4%            16.9%        16.6%
   13.5%     12.9%               19.1%        9.2%          16.2%       10.8%            10.6%        14.9%
   14.3%     12.9%               25.8%        8.4%          14.7%       11.1%             8.4%        17.6%
   12.7%     13.0%               14.6%       10.2%          12.6%         NM               NM         13.4%
----------------------------------------------------------------------------------------------------------

                           $2,228,100     $43,988     $5,903,700    $129,445       $3,796,290   $1,666,800
                           $2,135,600     $42,492     $5,621,600    $129,225       $3,701,650   $1,659,600
                           $2,149,800     $41,090     $5,563,297    $131,434       $3,778,630   $1,670,000
                           $2,159,000     $41,883     $3,596,921    $133,656       $4,390,039   $1,701,100
                           $1,869,200     $40,459     $3,375,332    $ 95,173       $4,021,060   $1,576,900
                           $1,944,300     $40,203     $3,387,552    $ 87,236       $3,986,560   $1,607,600

                                    0       2,045      1,178,000      18,916          466,360       98,900
----------------------------------------------------------------------------------------------------------

                               40,748       2,764        165,921       5,890          161,650       89,002
                               41,164       2,716        164,223       5,881          160,870       88,720
----------------------------------------------------------------------------------------------------------

                               41,300       2,723        163,050       5,901          161,200       88,987
                               41,625       2,705        162,225       5,889          160,975       88,851
                               39,700       2,699        161,250       5,883          160,600       88,824
                               37,600       2,772        159,104       5,891          159,600       88,720
                               37,600       2,772        158,187       5,878          158,800       89,550
----------------------------------------------------------------------------------------------------------

                             $127,600      $2,850       $201,100      $7,772      (7)$ 99,680      $73,300
                             $123,700      $2,953       $202,600      $7,345         $ 99,680      $74,700
                             $136,100      $2,628       $179,400      $6,898         $ 90,090      $81,200
                             $133,400      $2,453       $132,540      $6,087         $120,630      $81,800
                             $130,000      $2,322       $123,521          NA         $115,990      $80,700
                             $136,900      $2,237       $116,579          NA         $114,450      $78,500
----------------------------------------------------------------------------------------------------------

                             $      0      $    0       $      0      $    0         $      0      $     0
                             $  8,800      $    0       $      0      $    0         $      0      $     0
                             $ 18,800      $    0       $      0      $    0         $      0      $     0
                             $ 19,000      $    0       $      0      $    0         $      0      $     0
                             $ 19,200      $    0       $      0      $    0         $      0      $     0
----------------------------------------------------------------------------------------------------------


                               6/97         3/97           6/97                  3/97                 6/97                 6/97
                               FLOOR      SECURITY      STANDARD              SPECIALTY             KITCHEN AND           TOOLS
                              COVERING    PRODUCTS      MACHINERY             HARDWARE                BATH
                                                                              PRODUCTS              PRODCUTS
                        (3089, 2891)      (3429, 3325)     (3563, 3531)         (2540, 3429)         (2434, 3432)      (3423, 3546)
                     PLASTICS PRODUCTS,   CUTLERY,HAND    GENERAL INDUSTRIAL  PARTITIONS,SHELVING,   HEATING EQ,      CUTLERY,HAND
                           NEC           TOOLS,GEN HRDWR     MACH & EQ            LOCKERS          PLUMBING FIXTURE  TOOLS,GEN HRDWR


FOOTNOTES & ADJUSTMENTS

(1) Historical financial statement are adjusted to represent continuing operations only. Presented net of unusual and/or non recurring charges; marginal tax rate of 40% used on adjustments for net income. Adjustments include 1996-$46.5MM, 1995-$249.0MM, 1993-$89.3MM, 1992-$160.8MM
(2) Historical financial statement are adjusted to represent continuing operations only. Presented net of 1996 defense costs ($456.0K or $0.17/Share after tax).
(3) Presented net of unusual and/or non recurring charges; marginal tax rate of 40% used on adjustments for net income. Adjustments include 1993-$5.0MM, 1992-$80.0MM
(4) Historical financial statement are adjusted to represent continuing operations only. Presented net of unusual costs ($2.825MM or $0.48/Share after tax for year ended 6/96; $0.246MM or $0.04/Share after tax for quarter ended 3/97).
(5) Historical financial statement are adjusted to represent continuing operations only, and to reflect pooling of interests.
(6) Presented net of unusual and/or non recurring charges; marginal tax rate of 40% used on adjustments for net income. Adjustments include before tax LTM-$43.2MM, 1996-$47.8MM, 1995-$85.5MM. Marginal tax rate of 40% used for net income adjustments
(7) estimated

                      COMPANY NAME:  PROJECT THOROUGHBRED
                       MERGERS AND ACQUISITIONS ANALYSIS
                        VALUATION PURPOSE: Equity Value
                             VALUATION DATE:11/4/97

                                                                 Comparable Group
 Input                                                  Low           Median           High
---------------------------------------------------------------------------------------------
ENTERPRISE VALUE/REVENUES(2)
  3 Year Avg                                            0.4X           0.7X             1.4X
   Last Twelve Months (LTM)                             0.4X           0.7X             1.4X
   1997 Est                                             0.4X           0.7X             1.4X

ENTERPRISE VALUE/ OP INCOME(2)
  3 Year Avg                                            4.1X          11.5X            22.1X
   LTM                                                  4.1X          11.5X            22.1X
   1997 Est                                             4.1X          11.5X            22.1X

EQUITY VALUE/NET INCOME
  3 Year Avg                                            6.4X          18.0X            39.9X
   LTM                                                  6.4X          18.0X            39.9X
   1997 Est                                             6.4X          18.0X            39.9X

EQUITY VALUE/BOOK VALUE
   LTM                                                  0.8X           2.9X             9.9X

                                             BLC(1)                                        Indicated Value
 Input                                      11/4/97                      Low                   Median                High
---------------------------------------------------------------------------------------------------------------------------
ENTERPRISE VALUE/REVENUES(2)
  3 Year Avg                               $114,673                   $45,869                 $80,271              $160,542
   Last Twelve Months (LTM)                $135,096                   $35,520                 $76,049              $170,616
   1997 Est                                $135,500                   $35,682                 $76,332              $171,182

ENTERPRISE VALUE/ OP INCOME(2)
  3 Year Avg                                $ 4,591                   $18,823                 $52,797              $101,461
   LTM                                      $13,586                   $37,185                $137,721              $281,733
   1997 Est                                 $11,200                   $27,402                $110,282              $229,002

EQUITY VALUE/NET INCOME
  3 Year Avg                                $ 2,907                   $18,605                 $52,326              $115,989
   LTM                                      $ 7,333                   $46,931                $131,994              $292,587
   1997 Est                                 $ 5,300                   $33,920                 $95,400              $211,470

EQUITY VALUE/BOOK VALUE
   LTM                                      $33,555                   $26,844                 $97,310              $332,195



                                                        MEAN:         $32,678                 $91,048              $206,678

                                                      MEDIAN:         $34,720                 $87,836              $191,326

                                         INDICATED VALUATION:         $60,000                    to                $ 65,000


(1) BLC has been adjusted for extraordinary income and expenses.


(2) Enterprise Value = Market Cap+Pref Equity Debt-Cash Indicated value is enterprise value minus pref stock minus debt plus cash BLC Debt-Cash on 11/4/97 = $18,518

PROJECT THOROUGHBRED
Selected Transaction Analysis
All Numbers in 000's, except per share amount

FOOT-         DATE                   DATE                                               TARGET BUSINESS
NOTES      ANNOUNCED               EFFECTIVE       TARGET NAME                          DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
(1)           12/16/96              1/27/97        Eljer Industries                      Manufacture plumbing fixtures
               1/8/96               5/31/96        Medalist Industries Inc               Mfr screws, bolts
(2)            9/26/95               1/3/96        Larizza Industries Inc.               Mnfr vehicle components
               9/12/95              10/20/95       Elco Industries                       Mfr fasteners, hardware
(3)            8/29/95              9/29/95        Amercian Consumer Products, Inc.      Mfr consumer hardware products
(4)           10/26/94              3/31/95        RB&W Corp                             Mfr wholesale fasteners
(5)            2/11/94              5/20/94        Bettis Corp                           Mnfr fluid power valve cntrls
               1/3/94               4/27/94        Mark Controls Corp                    Mnfr valves, bldg control systems




                                       DATE OF                                      PER                                    LATEST
                                       LATEST                                      SHARE               AMOUNT             REPORTED
                                       FINANCIAL             NUMBER                PRICE              PAID FOR             AMOUNT
    ACQUIRER NAME                     STATEMENTS           OF SHARES               PAID                EQUITY             OF DEBT
------------------------------------------------------------------------------------------------------------------------------------
    Zurn Industries                      9/29/96              7,915                 $24.00             $189,961            $85,395
    Illinois Tools Works Inc            12/31/95              3,898                 $14.50             $ 56,525            $36,393
    Collins & Aikman Corp.               9/30/95             22,088                 $ 6.50             $143,573            $34,742
    Textron                              6/30/95              5,137                 $36.00             $184,923            $41,860
    Vista 2000 Inc.                       7/1/95              2,598                 $ 5.30             $ 13,772            $24,713
    Park-Ohio Industries Inc.            9/30/94              6,016                 $ 8.84             $ 53,208            $29,976
    Shareholders of Galveston Houston   12/31/93              8,445                 $ 2.82             $ 23,799            $ 5,895
    Crane Co.                           12/31/93              5,038                 $19.50             $ 98,247            $31,640

                                                 LTM         LTM         TARGET
                                   LTM          TARGET      TARGET      TANGIBLE
                 ENTERPRISE       TARGET       OPERATING     NET          BOOK
       CASH        VALUE        NET SALES       INCOME      INCOME        VALUE
------------------------------------------------------------------------------------------------------------------------------------
       $21,325    $254,031       $393,533       $30,563     $14,085      ($33,953)
       $   434    $ 92,484       $126,016       $ 5,752      $1,729       $11,006
       $   837    $177,478       $196,954       $20,874     $13,199       $14,465
       $ 3,110    $223,673       $249,300       $19,100     $10,300       $64,178
       $   103    $ 38,382       $107,313       $ 3,424      ($480)       $17,568
       $   719    $ 82,465       $163,550       $ 6,243      $1,332       $23,431
       $   504    $ 29,190        $52,699       $ 7,133      $3,737       $14,604
       $ 4,027    $125,860        $87,789       $ 5,706      $3,112       $21,738

                                                         EQUITY                EQUITY
                               ENTERPRISE                VALUE                  VALUE
          ENTERPRISE             VALUE/                  PAID/                  PAID/
           VALUE/NET            OPERATING                 NET                   BOOK
            SALES                INCOME                  INCOME                 VALUE
--------------------------------------------------------------------------------------------------------------------------------
            0.6 x                  8.3 x                  13.5 x                   NM
            0.7 x                 16.1 x                  32.7 x                 5.1 x
            0.9 x                  8.5 x                  10.9 x                 9.9 x
            0.9 x                 11.7 x                  18.0 x                 2.9 x
            0.4 x                 11.2 x                    NM                   0.8 x
            0.5 x                 13.2 x                  39.9 x                 2.3 x
            0.6 x                  4.1 x                   6.4 x                 1.6 x
            1.4 x                 22.1 x                  31.6 x                 4.5 x

Mean:       0.8 x                 11.9 x                  21.8 x                 3.9 x
Median:     0.7 x                 11.5 x                  18.0 x                 2.9 x


(1) LTM has been adjusted for Litigation settlement benefit of $1.28MM, and unusual charge of $3.45MM; marginal tax rate of 40% was used for net income and tangible equity adjustment.
(2) Net Income has been presented for continuing operations only.
(3) LTM has been adjusted for loss on sale of Sharon Finance Division totaling $2.428MM before tax; marginal tax rate of 40% was used for net income and tangible equity adjustment.
(4) LTM has been adjusted for "special charge" benefit in quarter 4 of 1993 for $0.456MM before tax, benefit was marginally taxed at 40% for net income and tangible equity adjustment. Price paid per share calculated from exchange ratio agreed, using Park-Ohio's stock price close on 10/25/94.
(5) Price paid per share calculated from exchange ratio agreed, using Galveston-Houston Co's stock price close on 2/10/94

PROJECT THOROUGHBRED
Projected Income Statements
For the years ending December 31,

                                            1997          1998              1999            2000           2001
                                         -------------------------------------------------------------------------
Net Sales                                $ 135,500       $145,000         $155,100        $166,000       $177,600
   % Growth                                   10.7%           7.0%             7.0%            7.0%           7.0%

Cost of Goods Sold                         $70,000        $73,900          $79,100         $84,600        $90,500
                                         -------------------------------------------------------------------------
Gross Margin                             $65,500.0      $71,100.0        $76,000.0       $81,400.0      $87,100.0
   Gross Margin %                             48.3%          49.0%            49.0%           49.0%          49.0%

Total Operating Expenses                   $54,300        $58,000          $62,100         $66,400        $71,000
                                         -------------------------------------------------------------------------

Operating Income (Loss)                    $11,200        $13,100          $13,900         $15,000        $16,100
   Operating Margin %                          8.3%           9.0%             9.0%            9.0%           9.1%

Interest & Other Income (Expense)          ($1,900)       ($1,900)         ($1,700)        ($1,600)       ($1,500)
                                         -------------------------------------------------------------------------

Income (Loss) Before Income Taxes          $ 9,300        $11,200          $12,200         $13,400        $14,600

Provision for Income Taxes                 $ 4,000         $4,800           $5,200          $5,800         $6,300
                                         -------------------------------------------------------------------------

NET INCOME (LOSS)
Best Lock Corporation & Subsidiary         $ 5,300         $6,400           $7,000          $7,600         $8,300
                                         =========================================================================

PROJECT THOROUGHBRED
Projected Balance Sheets
As of December 31,

                                              1997          1998            1999          2000         2001
                                            ------------------------------------------------------------------
ASSETS
  Current Assets
    Cash & Equivalents                         $4,800       $6,100         $7,600         $9,100      $10,600
    Trade Receivables                         $17,800      $19,100        $20,400        $21,800      $23,400
    Inventories                               $13,700      $14,500        $15,500        $16,600      $17,700
    Pre-Paids & Other                          $3,000       $3,000         $3,000         $3,000       $3,000
                                            ------------------------------------------------------------------
  Total Current Assets                        $39,300      $42,700        $46,500        $50,500      $54,700

  Property Plant & Equipment                  $67,100      $72,100        $77,600        $83,600      $90,100
  Accumulated Depreciation                   ($41,600)    ($46,900)      ($52,400)      ($58,000)    ($63,800)
                                            ------------------------------------------------------------------
  Net PP&E                                    $25,500      $25,200        $25,200        $25,600      $26,300

  Other Assets, Net                            $4,100       $3,800         $3,600         $3,300       $3,100
Total Assets                                  $68,900      $71,700        $75,300        $79,400      $84,100
                                            ==================================================================

LIABILITIES & STOCKHOLDERS EQUITY
  Current Liabilities
    Current Portion of Benefit Obligation      $1,300       $1,300         $1,300         $1,300       $1,300
    Accounts Payable                           $3,600       $3,700         $4,000         $4,200       $4,500
    Customer Advances                          $2,000       $2,100         $2,300         $2,450       $2,600
    Accrued Liabilities                        $6,600       $7,100         $7,600         $8,150       $8,700
                                            ------------------------------------------------------------------
  Total Current Liabilities                   $13,500      $14,200        $15,200        $16,100      $17,100

  Long Term Debt                              $12,000       $9,000         $6,000         $3,000           $0
  Retirement Benefit Obligation                $2,700       $2,200         $1,700         $1,200         $700
  Deferred Income Taxes                        $2,000       $2,000         $2,000         $2,000       $2,000
                                            ------------------------------------------------------------------
Total Liabilities                             $30,200      $27,400        $24,900        $22,300      $19,800

Stock Redeemable Under Bonus Plan              $6,000       $5,700         $5,500         $5,200       $4,600

  Common Stock                                 $1,400       $1,400         $1,400         $1,400       $1,400
  Accumulated Earnings                        $52,900      $58,700        $65,100        $72,100      $79,900
  Cumulative Translation Adjustment             ($200)       ($200)         ($200)         ($200)       ($200)
  Stock Redeemable Under Bonus Plan           ($6,000)     ($6,000)       ($6,000)       ($6,000)     ($6,000)
  Treasury Stock                             ($15,400)    ($15,400)      ($15,400)      ($15,400)    ($15,400)
                                            ------------------------------------------------------------------
Total Equity                                  $32,700      $38,500        $44,900        $51,900      $59,700

Total Liabilities & Shareholder's Equity      $68,900      $71,600        $75,300        $79,400      $84,100
                                            ==================================================================

PROJECT THOROUGHBRED
Projected Cash Flows
For the Periods Ending December 31,

                                                                        1997     1998      1999   2000    2001
                                                                       ------------------------------------------
Net Income after tax                                                    $5.3     $6.4      $7.0    $7.6     $8.3


Adjustments to reconcile NI to net cash from operating activities
    Depreciation                                                         5.4      5.3       5.5     5.6      5.7
    Amortization                                                         0.2      0.2       0.2     0.2      0.2
    (Increase) decrease in A/R                                           0.2     (1.2)     (1.3)   (1.4)    (1.5)
    (Increase) decrease in inventory                                     0.1     (0.8)     (1.0)   (1.1)    (1.2)
    (Increase) decrease in prepaids and other current assets             0.6      -         -       -        -
    Increase (decrease) in A/P, customer advances & accrued exp.        (1.4)     0.7       0.9     1.0      1.0
    Increase (decrease) in Deferred Income Taxes                        (0.3)     -         -       -        -
    Increase (decrease) in Retirement Benefit and Benefit Obligation    (0.6)    (0.5)     (0.5)   (0.5)    (0.5)
                                                                       ------------------------------------------

 Total adjustments                                                       4.2      3.8       3.8     3.8      3.8

 Net cash provided by operating activities                              $9.5    $10.2     $10.8   $11.4    $12.1

 Capital Expenditures                                                  ($4.0)   ($5.0)    ($5.5)  ($6.0)   ($6.5)

 Cash Used for Stock Bonus Plan Payout                                  $0.0    ($0.3)    ($0.2)  ($0.3)   ($0.6)

 Payments on Loan Balance                                              ($3.0)   ($3.0)    ($3.0)  ($3.0)   ($3.0)  NORMALIZED
                                                                       ------------------------------------------  ----------

 Cash available for Dividend payment                                    $2.5     $1.9      $2.1    $2.1     $2.0   $2.0
                                                                                                                   $3.0  Loan
 Dividend Payment                                                      ($0.6)   ($0.6)    ($0.6)  ($0.6)   ($0.6)  $0.2  Int. Exp.
                                                                       ------------------------------------------  ----
 Net Cash Flow                                                          $1.9     $1.3      $1.5    $1.5     $1.4   $5.2

 Beginning Cash Balance                                                 $2.9     $4.8      $6.1    $7.6     $9.1
 Ending Cash Balance                                                    $4.8     $6.1      $7.6    $9.1    $10.5

Potential Dividend / Net Income (%)                                     47.2%    29.7%     30.0%   27.6%    24.1%

PROJECT THOROUGHBRED
Relevered Weighted Average Cost of Capital (WACC) Analysis
11/10/97


WEIGHTED AVERAGE COST OF CAPITAL

Cost of Debt:
             Kd = Yield to Maturity on Long-Term Debt Obligations
             Kd = Unrated Corporate Bond Yields
             Kd = 12.0%

Cost of Equity:
             Ke = Risk Free Rate + Company Risk Premium
             Ke = Rf + [ Relevered Comparable Co. Beta x Equity Risk Premium] + Small Co. & Company
             Ke =  6.2% + [1.12 x 7.4% ] + 4.5%                             Specific Risk Premium
             Ke = 19.0%

Weighted Average Cost of Capital:
             WACC = [ (D/C) (1-t) Kd] + [ (E/C) Ke]
             WACC = [ 0.3% x 60.0 %  x 12.0% ]  +  [0.7%  x 19.0% ]
             WACC =  15.5%

WACC COMPONENTS

Rf (1)                                       6.24%
Date of Rf                                11/4/97

Kd (2)                                       12.0%
Ke                                           19.0%
Equity Risk Premium (Rm-Rf)                   7.4%

Tax Rate                                     40.0%
Tax Complement (1-t)                         60.0%

Relevered Beta (Median)                      1.12

BLC's Target Debt                              30%
BLC's Target Equity                            70%
BLC's Target Debt to Equity                  42.9%

COMPARABLE COMPANY BETA & DEBT TO CAPITAL RATIO

                                                                                                                Market
                                                                    Relevered    Price         Shares          Value of
   Symbol              Company            Beta (L) (3)   Beta (U)     Beta      11/4/97       Out. (4)          Equity
----------------------------------------------------------------------------------------------------------------------
ACK          ARMSTRONG WORLD INDS INC             0.87        0.78       0.98      $68.00        40,748.0      2,770.9
EML          EASTERN CO                           0.37        0.35       0.44      $17.88         2,737.0         48.9
IR           INGERSOLL-RAND CO                    1.30        1.16       1.46      $40.44       165,921.0      6,709.4
KNAP         KNAPE & VOGT MFG CO                  0.52        0.45       0.57      $19.63         5,904.0        115.9
MAS          MASCO CORP                           1.10        1.00       1.26      $46.13       161,650.0      7,456.1
SWK          STANLEY WORKS                        1.11        1.05       1.32      $43.25        89,002.0      3,849.3

MAXIMUM                                           1.30        1.16       1.46                                  7,456.1
MEAN                                              0.88        0.80       1.01                                  3,491.8
MEDIAN                                            0.99        0.89       1.12                                  3,310.1
MINIMUM                                           0.37        0.35       0.44                                     48.9


COMPARABLE COMPANY BETA & DEBT TO CAPITAL RATIO

                                            Total           Total           Debt/     Equity/       Debt/
   Symbol              Company            Debt (5)         Capital         Capital    Capital      Equity
----------------------------------------------------------------------------------------------------------------------
ACK          ARMSTRONG WORLD INDS INC       526.6         3,297.5           16.0%   84.0%            19.0%
EML          EASTERN CO                       3.2            52.1            6.2%   93.8%             6.6%
IR           INGERSOLL-RAND CO            1,332.7         8,042.1           16.6%   83.4%            19.9%
KNAP         KNAPE & VOGT MFG CO             29.0           144.9           20.0%   80.0%            25.0%
MAS          MASCO CORP                   1,240.0         8,696.1           14.3%   85.7%            16.6%
SWK          STANLEY WORKS                  372.2         4,221.5            8.8%   91.2%             9.7%

MAXIMUM                                   1,332.7         8,696.1           20.0%   93.8%            25.0%
MEAN                                        584.0         4,075.7           13.6%   86.4%            16.1%
MEDIAN                                      449.4         3,759.5           15.1%   84.9%            17.8%
MINIMUM                                       3.2            52.1            6.2%   80.0%             6.6%

(1) The risk free rate (Rf) is estimated to be the 30 year Treasury Yield @ 11/4/97.
(2) The current yield for an unrated corporate bond in today's market is between 11% and 13%.
(3)  Last 60 month Beta vs. S&P 500.
(4)  Latest quarterly figures.

PROJECT THOROUGHBRED
Discounted Cash Flow Analysis
Discounted to September 30, 1997

                                                              3 Mo's Ended                       Fiscal Years Ending
                                                              December 31,                           December 31,
                                                              -------------------------------------------------------------------
                                                                 1997              1998            1999            2000      2001
                                                              -------------------------------------------------------------------
Operating Income                                                $1,141         $13,100       $13,900        $15,000       $16,100

Tax at 43.0%                                                     ($491)        ($5,633)      ($5,977)       ($6,450)      ($6,923)
Plus
        Depreciation & Amortization                             $1,418          $5,500        $5,700         $5,800        $5,900

Less
        Increase in Working Capital                             $1,590         ($1,400)      ($1,300)       ($1,600)      ($1,700)
        Payments to Stock Plan                                      $0           ($300)        ($200)         ($300)        ($600)
        Capital Expenditures                                   ($1,640)        ($5,000)      ($5,500)       ($6,000)      ($6,500)
                                                             --------------------------------------------------------------------
Free Cash Flows                                                 $2,019          $6,267        $6,623         $6,450        $6,277

Terminal Value 6.0x                                                                                                       $96,600
                                                             --------------------------------------------------------------------

Total Free Cash Flows                                           $2,019          $6,267        $6,623         $6,450      $102,877
                                                             ====================================================================

NPV Calculation                             9/30/97
-----------------------------------------------------------
NPV of Free Cash Flows                       $19,601  26.9%
NPV of Terminal Value                        $53,299  73.1%
                                            --------
Enterprise Value                             $72,900


Plus Cash                                     $3,696
Less Debt                                   ($22,214)

                                            --------
Equity Value                                 $54,383


                       Assumptions
 ---------------------------------------------------------
  Discount Rate       15%              Tax Rate      43.0%
  EBIT Multiple      6.0 x


            Sensitivity Analysis - Equity Value
 -----------------------------------------------------------

                        17%              15%             13%
                   -------          -------         -------
       5.0 x       $41,584          $45,499         $49,771
       6.0 x       $49,839          $54,383         $59,343
       7.0 x       $58,094          $63,266         $68,914

Project Thoroughbred
--------------------------------------------------------------------------------







                              LONG-TERM DIVIDEND
                               SCENARIO DETAIL

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

Current Ownership        BLC                     BUL                     FEB                        BLP
-----------------        --------------------    -------------------     --------------------       --------------------
                           Shares        Pct.       Shares      Pct.        Shares       Pct.        Shares         Pct.
                         --------------------    -------------------     --------------------       --------------------
 Outsiders
 ---------
 Edward McLaughlin                      0.0000     6,798.00    1.7590                    0.0000                   0.0000
 Cede & Co.                4,365.00     3.6181     5,671.00    1.4674     63,921.00     10.6765                   0.0000
 Della & Co.               2,416.15     2.0027                 0.0000                    0.0000                   0.0000
 Martin Nelson & Assoc       100.00     0.0829       100.00    0.0259                    0.0000                   0.0000
 All Other Outsiders       5,981.17     4.9577    16,436.00    4.2529     68,499.00     11.4411                   0.0000
                         ---------------------   --------------------    ----------------------     --------------------

                          12,862.32    10.6615    29,005.00    7.5051    132,420.00     22.1176        0.00       0.0000
 Insiders
 --------
 Russell Best              1,686.00     1.3975     2,127.00    0.5504    113,311.00     18.9259       13.00      13.0000
 Mariea Best                   1.00     0.0008         1.00    0.0003          1.00      0.0002                   0.0000
                         ---------------------   --------------------    ----------------------     --------------------
                           1,687.00     1.3983     2,128.00    0.5506    113,312.00     18.9260       13.00      13.0000

 Stock Bonus Plan         10,537.19     8.7342    27,262.00    7.0541                    0.0000                   0.0000

 Best Lock Corp                         0.0000    19,287.00    4.9906    148,925.00     24.8743       87.00      87.0000

 Best Universal Lock      95,556.34    79.2060                 0.0000                    0.0000                   0.0000

 Frank E. Best                          0.0000   300,000.00   77.6259                    0.0000                   0.0000

 Best Lock Partners                                8,787.00    2.2737    204,053.00     34.0821                   0.0000
                         ---------------------   --------------------    ----------------------     --------------------

 Total                   120,642.85   100.0000   386,469.00  100.0000    598,710.00    100.0000      100.00     100.0000
                         =====================   ====================    ======================     ====================


                                                                                                    Version:        45.1

                                  Ownership
                                    Page 1

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

BLP Holdings
                              Shares     Per Share      Value
                           --------------------------------------
BUL A                        8,787.00     120.23     1,056,440.39
FEB                        204,053.00      53.77    10,971,179.44
                                                    -------------
                                                    12,027,619.83


Divest to BLC
--------------------------------------------------------------------------------
BUL A                        8,787.00     120.23     1,056,440.39
FEB                        170,394.00      53.77     9,161,458.78
                                                    -------------
                                                    10,217,899.17         84.95%


Divest To RCB/WEBCO
--------------------------------------------------------------------------------
BUL A                            0.00     120.23             0.00
FEB                         33,659.00      53.77     1,809,720.65
                                                    -------------
                                                     1,809,720.65         15.05%




                               BLP Liquidation
                                    Page 2

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


 Current Ownership            BLC                        BUL                           FEB                        BLP
-------------------           -----------------------   -------------------------      ------------------------    -----------------
                                 Shares        Pct.        Shares           Pct.          Shares        Pct.       Shares      Pct.
                               ---------------------    -------------------------      -----------------------     -----------------
 Outsiders
 ---------
 Edward McLaughlin                            0.0000       6,798.00        1.7590                       0.0000
 Cede & Co.                      4,365.00     3.6181       5,671.00        1.4674        63,921.00     10.6765                0.0000
 Della & Co.                     2,416.15     2.0027                       0.0000                       0.0000                0.0000
 Martin Nelson & Assoc             100.00     0.0829         100.00        0.0259                       0.0000                0.0000
 All Other Outsiders             5,981.17     4.9577      16,436.00        4.2529        68,499.00     11.4411                0.0000
                               ---------------------    -------------------------      -----------------------     -----------------
                                12,862.32    10.6615      29,005.00        7.5051       132,420.00     22.1176     0.00       0.0000
 Insiders
 --------
 Russell Best                    1,686.00     1.3975       2,127.00        0.5504       146,970.00     24.5478     0.00       0.0000
 Mariea Best                         1.00     0.0008           1.00        0.0003             1.00      0.0002                0.0000
                               ---------------------    -------------------------      -----------------------     -----------------
                                 1,687.00     1.3983       2,128.00        0.5506       146,971.00     24.5479     0.00       0.0000

 Stock Bonus Plan               10,537.19     8.7342      27,262.00        7.0541                       0.0000                0.0000

 Best Lock Corp                               0.0000      28,074.00        7.2642       319,319.00     53.3345     0.00       0.0000

 Best Universal Lock            95,556.34    79.2060                       0.0000                       0.0000                0.0000

 Frank E. Best                                0.0000     300,000.00       77.6259                       0.0000                0.0000

 Best Lock Partners                                            0.00        0.0000             0.00      0.0000                0.0000
                               ---------------------    -------------------------      -----------------------     -----------------

 Total                         120,642.85   100.0000     386,469.00      100.0000       598,710.00    100.0000     0.00       0.0000
                               =====================    =========================      =======================     =================


                                                                                                                   Version:     45.1



                         Ownership - BLP Liquidation
                                    Page 3

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

FEB Ownership
(All Figures Are Post-BLP Liquidation)                                     RCB/WEBCO
                                                                           Purchase @             Adjusted
                                       Shares              Pct.              53.61                 Shares             Pct.
                                  -----------------------------           ------------        ------------------------------
Outsiders
---------
Edward McLaughlin                           0.00           0.00                                      0.00              0.00
Cede & Co.                             63,921.00          10.68                                 63,921.00             10.68
Della & Co.                                 0.00           0.00                                      0.00              0.00
Martin Nelson & Assoc                       0.00           0.00                                      0.00              0.00
All Other Outsiders                    68,499.00          11.44                                 68,499.00             11.44
                                  -----------------------------                                ----------------------------
                                      132,420.00          22.12                                132,420.00             22.12
Insiders
--------
Russell Best                          146,970.00          24.55              23,000.00         169,970.00             28.39
Mariea Best                                 1.00           0.00                                      1.00              0.00
                                  -----------------------------                                ----------------------------
                                      146,971.00          24.55                                169,971.00             28.39

Stock Bonus Plan                            0.00           0.00                                      0.00              0.00

Best Lock Corp                        319,319.00          53.33             (23,000.00)        296,319.00             49.49

Best Universal Lock                         0.00           0.00                                      0.00              0.00

Frank E. Best                               0.00           0.00                                      0.00              0.00

Best Lock Partners                          0.00           0.00                                      0.00              0.00
                                  -----------------------------             ----------         ----------------------------
Total                                 598,710.00         100.00                   0.00         598,710.00            100.00
                                  =============================             ==========         ============================


Adjustment to BLC Value               Amount
-----------------------            -------------
Value of BLC                       44,140,000.00

FEB Proceeds                        1,233,133.58
FEB Basis                29.36        675,280.00
                                   -------------
FEB Taxable Gain                      557,853.58

Taxes Paid                 43%        239,877.04
                                   -------------
Net Cash Retained                     993,256.54
                                   -------------
Adjusted BLC Value                 45,133,256.54




                            WEBCO Purchase of FEB

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

Current Ownership               BLC                          BUL                            FEB                  BLP
-----------------              -------------------------     -------------------------     --------------------- -------------------
                                   Shares          Pct.         Shares           Pct.         Shares       Pct.   Shares       Pct.
                               -------------------------     -------------------------     ---------------------  ------------------
 Outsiders
-----------------
 Edward McLaughlin                                0.0000        6,798.00        1.7590           0.00     0.0000              0.0000
 Cede & Co.                       4,365.00        3.6181        5,671.00        1.4674      63,921.00    10.6765              0.0000
 Della & Co.                      2,416.15        2.0027                        0.0000           0.00                         0.0000
 Martin Nelson & Assoc              100.00        0.0829          100.00        0.0259           0.00     0.0000              0.0000
 All Other Outsiders              5,981.17        4.9577       16,436.00        4.2529      68,499.00    11.4411              0.0000
                               -------------------------     -------------------------     --------------------- -------------------
                                 12,862.32       10.6615       29,005.00        7.5051     132,420.00    22.1176    0.00      0.0000
 Insiders
-----------------
 Russell Best                     1,686.00        1.3975        2,127.00        0.5504     169,970.00    28.3894    0.00      0.0000
 Mariea Best                          1.00        0.0008            1.00        0.0003           1.00     0.0002              0.0000
                               -------------------------     -------------------------     --------------------- -------------------
                                  1,687.00        1.3983        2,128.00        0.5506     169,971.00    28.3895    0.00      0.0000

 Stock Bonus Plan                10,537.19        8.7342       27,262.00        7.0541           0.00     0.0000              0.0000

 Best Lock Corp                                   0.0000       28,074.00        7.2642     296,319.00    49.4929    0.00      0.0000

 Best Universal Lock             95,556.34       79.2060                        0.0000           0.00     0.0000              0.0000

 Frank E. Best                                    0.0000      300,000.00       77.6259           0.00     0.0000              0.0000

 Best Lock Partners                                                 0.00        0.0000           0.00     0.0000              0.0000
                               -------------------------     -------------------------     --------------------- -------------------
 Total                          120,642.85      100.0000      386,469.00      100.0000     598,710.00   100.0000    0.00      0.0000
                                ========================     =========================     ===================== ===================

                                                                                                                    Version:    45.1



                            Ownership - Post WEBCO
                                    Page 5

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

 BLC DIVIDEND PAID                     100.00                        BUL DIVIDEND REC'D      (FROM BLC)      79.21
                                      =======
 Corporate Tax Exclusion        80%                                  Administrative Expenses            1%    0.54
                                                                                                            ------
 Corporate Tax Rate             43%                                  Taxable Income                          78.66
 Effective Tax Rate                        9%                        Corporate Tax Exclusion           80%
                                                                     Corporate Tax Rate                40%
                                                                     Corporate Taxes Paid                     6.29
                                                                                                            ------
                                                                     BUL Dividend Paid                       72.37
                                                                                                            ======
 BLC Shareholders                                                    BUL Shareholders
                                      Shares      Pct.   Dividend                                          Shares     Pct.  Dividend
                                    -----------------------------                                       ----------------------------
 Outsiders                                                           Outsiders
                                         0.00    0.0000     0.00                                          6,798.00    1.7590   1.27
                                     4,365.00    3.6181     3.62                                          5,671.00    1.4674   1.06
                                     2,416.15    2.0027     2.00                                              0.00    0.0000   0.00
                                       100.00    0.0829     0.08                                            100.00    0.0259   0.02
                                     5,981.17    4.9577     4.96                                         16,436.00    4.2529   3.08
                                   -----------------------------                                        ----------------------------
                                    12,862.32   10.6615    10.66                                         29,005.00    7.5051   5.43
 Insiders                                                            Insiders
                                     1,686.00    1.3975     1.40                                          2,127.00    0.5504   0.40
                                         1.00    0.0008     0.00                                              1.00    0.0003   0.00
                                   -----------------------------                                        ----------------------------
                                     1,687.00    1.3983     1.40                                          2,128.00    0.5506   0.40

 Stock Bonus Plan                   10,537.19    8.7342     8.73     Stock Bonus Plan                    27,262.00    7.0541   5.10

 Best Lock Corp                          0.00    0.0000     0.00     Best Lock Corp                      28,074.00    7.2642   5.26

 Best Universal Lock                95,556.34   79.2060    79.21     Best Universal Lock                      0.00    0.0000   0.00

 Frank E. Best                           0.00    0.0000     0.00     Frank E. Best                      300,000.00   77.6259  56.18

 Best Lock Partners                      0.00    0.0000     0.00     Best Lock Partners                       0.00    0.0000   0.00
                                   -----------------------------                                        ----------------------------

 Total                             120,642.85  100.0000   100.00     Total                              386,469.00  100.0000  72.37


                               BLC & BUL Flows
                                    Page 6

                            PROJECT THOROUGHBRED
                          Long-Term Dividend Model

FEB Dividends Rec'd         (From BUL)                      56.18      BLP Dividends Rec'd      (From FEB)          0.00
Administrative Expenses                      1%              0.39                               (From BUL)          0.00
                                                          -------                                                   ----
Taxable Income                                              55.79                                                   0.00
 Corporate Tax Exclusion                    80%                        Administrative Expenses               0%     0.00
 Corporate Tax Rate                         40%                        Taxable Income                               ----
 Corporate Taxes Paid                                        4.46      Corporate Tax Exclusion             100%     0.00
                                                          -------
                                                                       Corporate Tax Rate                    0%
FEB Dividend Paid                                           51.33      Corporate Taxes                                 0
                                                          =======                                                   ----
                                                                       BLP Dividend Paid                            0.00
                                                                                                                    ====
 FEB Shareholders                                                      BLP Shareholders
-------------------------------------------------------------------    ---------------------------------------------------
                       Shares              Pct.            Dividend                          Shares     Pct.      Dividend
                       --------------------------------------------                          -----------------------------
 Outsiders                                                             Outsiders
                             0.00           0.0000           0.00                             0.00      0.0000      0.00
                        63,921.00          10.6765           5.48                             0.00      0.0000      0.00
                             0.00           0.0000           0.00                             0.00      0.0000      0.00
                             0.00           0.0000           0.00                             0.00      0.0000      0.00
                        68,499.00          11.4411           5.87                             0.00      0.0000      0.00
                       ------------------------------------------                             --------------------------
                       132,420.00          22.1176          11.35                             0.00      0.0000      0.00
 Insiders                                                              Insiders
                       169,970.00          28.3894          14.57                             0.00      0.0000      0.00
                             1.00           0.0002           0.00                             0.00      0.0000      0.00
                       ------------------------------------------                             --------------------------
                       169,971.00          28.3895          14.57                             0.00      0.0000      0.00

 Stock Bonus Plan            0.00           0.0000           0.00      Stock Bonus Plan       0.00      0.0000      0.00

 Best Lock Corp        296,319.00          49.4929          25.40      Best Lock Corp         0.00      0.0000      0.00

 Best Universal Lock         0.00           0.0000           0.00      Best Universal Lock    0.00      0.0000      0.00

 Frank E. Best               0.00           0.0000           0.00      Frank E. Best          0.00      0.0000      0.00

 Best Lock Partners          0.00           0.0000           0.00      Best Lock Partners     0.00      0.0000      0.00
                       ------------------------------------------                             --------------------------
                       598,710.00         100.0000          51.33                             0.00      0.0000      0.00
                       ==========================================                             ==========================

                               FEB & BLP Flows
                                    Page 7

                             Project Thoroughbred
                           Long-Term Dividend Model

 Dividends Retained                      BLC                 BUL                FEB                 BLP         Total Dividends
-------------------                      ---                 ---                ---                 ---         ---------------
 Outsiders
 ---------
 Edward McLaughlin                       0.00                  1.27              0.00               0.00                1.27
 Cede & Co.                              3.62                  1.06              5.48               0.00               10.16
 Della & Co.                             2.00                  0.00              0.00               0.00                2.00
 Martin Nelson & Assoc.                  0.08                  0.02              0.00               0.00                0.10
 All Other Outsiders                     4.96                  3.08              5.87               0.00               13.91
                                        -----                  ----             -----               ----               -----
                                        10.66                  5.43             11.35               0.00               27.45
 Insiders
 --------
 Russell Best                            1.40                  0.40             14.57               0.00               16.37
 Mariea Best                             0.00                  0.00              0.00               0.00                0.00
                                        -----                  ----             -----               ----               -----
                                         1.40                  0.40             14.57               0.00               16.37

 Stock Bonus Plan                        8.73                  5.10              0.00               0.00               13.84

 Best Lock Corp                          0.00                  5.26             25.40               0.00               30.66

 Best Universal Lock                     0.00                  0.00              0.00               0.00                0.00

 Frank E. Best                           0.00                  0.00              0.00               0.00                0.00

 Best Lock Partners                      0.00                  0.00              0.00               0.00                0.00
                                        -----                  ----             -----               ----               -----

 Sub-Total                              20.79                 16.19             51.33               0.00               88.31

 Administrative Expenses                                       0.54              0.39               0.00                0.93

 Corporate Taxes Paid                                          6.29              4.46               0.00               10.76
                                        -----                  ----             -----               ----               -----

 Total Payments                         20.79                 22.48             55.79               0.00              100.00
                                        =====                 =====             =====               ====              ======

                               Dividend Summary
                                    Page 8

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

 Cumulative Distribution           Initial Dividend   % Initial Div   % TOT Dividend
 -----------------------           ----------------   -------------   --------------
 Outsiders
 ---------
 Edward McLaughlin                          1.27             1.27            1.77
 Cede & Co.                                10.16            10.16            14.12
 Della & Co.                                2.00             2.00             2.78
 Martin Nelson & Assoc.                     0.10             0.10             0.14
 All Other Outsiders                       13.91            13.91            19.32
                                          ------           ------           ------
                                           27.45            27.45            38.13

 Insiders
 --------
 Russell Best                              16.37            16.37            22.74
 Mareia Best                                0.00             0.00             0.00
                                          ------           ------           ------
                                           16.37            16.37            22.74

 Stock Bonus Plan                          13.84            13.84            19.23

 Best Lock Corp                            30.66            30.66             0.00

 Best Universal Lock                        0.00             0.00             0.00

 Frank E. Best                              0.00             0.00             0.00

 Best Lock Partners                         0.00             0.00             0.00
                                          ------           ------           ------
 Sub-Total                                 88.31            88.31            80.10

 Administrative Expenses                    0.93             0.93             1.29

 Corporate Taxes Paid                      10.76            10.76            18.61
                                          ------           ------           ------
 Total                                    100.00           100.00           100.00

 ---------------------
 Note:

 For Shareholders
 Where DIV is the initial dividend percent for each owner, and BLC is the dividend percent returned to BLC and TR is BLC's
 Effective Tax Rate
 TOT is the percent of cumulative dividends received by each owner in a continuous payment loop



                                        (2)
 TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC)   +
                    (3)
     DIV((1-TR)*BLC)   ...


 or


 TOT=DIV/(1-((1-TR)*BLC))


 For Corporate Taxes

                                        (2)
 TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC)   +
                    (3)
     DIV((1-TR)*BLC)   ...

     + TR*BLC+TR*BLC((1-TR)*BLC)+
                       (2)                   (3)
     TR*BLC((1-TR)*BLC)   +TR*BLC((1-TR)*BLC)   ...


 or


 TOT=DIV/(1-((1-TR)*BLC))+TR*BLC/(1-((1-TR)
     *BLC))





                           Cumulative Distribution

                            PROJECT THOROUGHBRED
                          Long-Term Dividend Model


BLC Operations Value                      45,133,257
                                          ==========

 Share Solutions           % TOT Dividend        Value              Shares
 ---------------           --------------        -----              -----------------------------------------------
                                                                        BLC          BUL              FEB      BLP
                                                                    -----------------------------------------------
 Outsiders
 ---------
 Edward McLaughlin               1.77         798,224.84                  0.00      6,798.00           0.00    0.00
 Cede & Co.                     14.12       6,370,917.81              4,365.00      5,671.00      63,921.00    0.00
 Della & Co.                     2.78       1,255,827.00              2,416.15          0.00           0.00    0.00
 Martin Nelson & Assoc.          0.14          63,718.42                100.00        100.00           0.00    0.00
 All Other Outsiders            19.32       8,721,079.98              5,981.17     16,436.00      68,499.00    0.00
                               ------     --------------            -----------------------------------------------
                                38.13      17,209,768.05             12,862.32     29,005.00     132,420.00    0.00
 Insiders
 --------
 Russell Best                   22.74      10,263,302.00              1,686.00      2,127.00     169,970.00    0.00
 Mariea Best                     0.00             690.94                  1.00          1.00           1.00    0.00
                               ------     --------------            -----------------------------------------------
                                22.74      10,263,992.94              1,687.00      2,128.00     169,971.00    0.00

 Stock Bonus Plan               19.23       8,677,967.40             10,537.19     27,262.00           0.00    0.00

 Best Lock Corp                  0.00               0.00                  0.00     28,074.00     296,319.00    0.00

 Best Universal Lock             0.00               0.00             95,556.34          0.00           0.00    0.00

 Frank E. Best                   0.00               0.00                  0.00    300,000.00           0.00    0.00

 Best Lock Partners              0.00               0.00                  0.00          0.00           0.00    0.00
                               ------     --------------            -----------------------------------------------

 Sub-Total                      80.10      36,151,728.39            120,642.85    386,469.00     598,710.00    0.00
                                                                    ===============================================
Administrative Expenses          1.29         583,333.33

Corporate Taxes Paid            18.61       8,398,194.82

Total                          100.00      45,133,256.54
                              =======      =============

Per Share Calculations:
-----------------------
                                   Value                   BLC          BUL              FEB      BLP        Per Share Entity
                                   -----                   ------------------------------------------------------------------
Della & Co.                       1,255,827.00    =        2,416.15                                          519.76    BLC

Edward McLaughlin                   798,224.84    =                       6,798.00                           117.42    BUL A&B

Cede & Co.                        6,370,917.81    =        4,365.00       5,671.00      63,921.00  0.00
                                                  =    2,268,768.43     665,891.89
                                                  =    2,934,660.33
                                  3,436,257.48    =                                                           53.76    FEB

Russell Best                     10,263,302.00    =        1,686.00       2,127.00     169,970.00  0.00
                                                  =      876,321.55     249,753.49   9,137,226.95
                                                  =   10,263,302.00
                                          0.00    =                                                            0.00    BLP


                               Share Solutions

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


                                      --------------------------                  -----------------------------------------
                                          BLC             519.76                   BUL                               117.42
                                      --------------------------                  -----------------------------------------
                                        Shares           Value                            Shares               Value
                                      --------------------------                  -----------------------------------------
 Outsiders
-----------
 Edward McLaughlin                          0.00              0.00                         6,798.00           798,224.84
 Cede & Co.                             4,365.00      2,268,768.43                         5,671.00           665,891.89
 Della & Co.                            2,416.15      1,255,827.00                             0.00                 0.00
 Martin Nelson & Assoc                    100.00         51,976,37                           100.00            11,742.05
 All Other Outsiders                    5,981.17      3,108,794.89                        16,436.00         1,929,924.03
                                     -----------------------------                      --------------------------------
                                       12,862.32      6,685,366.69                        29,005.00         3,405,782.82
 Insiders
-----------
 Russell Best                           1,686.00        876,321.55                         2,127.00           249,753.49
 Maria Best                                 1.00            519.76                             1.00               117.42
                                     -----------------------------                      --------------------------------
                                        1,687.00        876,841.32                         2,128.00           249,870.91

 Stock Bonus Plan                      10,537.19      5,476,848.58                        27,262.00         3,201,118.82

 Best Lock Corp                             0.00              0.00                        28,074.00         3,296,464.30

 Best Universal Lock                   95,556.34     49,666,714.31                             0.00                 0.00

 Frank E. Best                              0.00              0.00                       300,000.00        35,226,162.62

 Best Lock Partners                         0.00              0.00                             0.00                 0.00
                                     -----------------------------                      --------------------------------
                                                              0.00
 Sub-Total                            120,642.85     62,705,770.90                       386,469.00        45,379,399.47
                                     ===========                                        ===========
 Administrative Expenses                                                                                      341,280.10

 Corporate Taxes Paid                                 1,653,431.33                                          3,946,034.74
                                                     -------------                                         -------------

 Total Outflows                                      64,359,202.23                                         49,666,714.31
                                                     =============                                         =============

Less: Intercompany Flows

From BLC                                                                                                   49,666,714.31
From BUL                                              3,296,464.30
From FEB                                             15,929,481.39
From BLP                                                      0.00
                                                     -------------                                         -------------
                                                     19,225,945.69                                         49,666,714.31
Net Cash Flow                                        45,133,256.54                                                  0.00
                                                     =============                                         =============

                                       -----------------------------               --------------------------   -----------------
                                          FEB              53.76                   BLP                  0.00       Total Value
                                       -----------------------------               --------------------------   -----------------
                                          Shares            Value                     Shares          Value
                                       -----------------------------               --------------------------
 Outsiders
-----------------
 Edward McLaughlin                            0.00              0.00                   0.00              0.00          798,224.84
 Cede & Co.                              63,921.00      3,436,257.48                   0.00              0.00        6,370,917.81
 Della & Co.                                  0.00              0.00                   0.00              0.00        1,255,827.00
 Martin Nelson & Assoc                        0.00              0.00                   0.00              0.00           63,718.42

 All Other Outsiders                     68,499.00      3,682,361.06                   0.00              0.00        8,721,079.98
                                       -----------------------------                -------------------------      --------------
                                        132,420.00      7,118,618.54                   0.00              0.00       17,209,768.05
 Insiders
-----------------
 Russell Best                           169,970.00      9,137,226.95                   0.00              0.00       10,263,302.00
 Maria Best                                   1.00             53.76                   0.00              0.00              690.94
                                       -----------------------------                -------------------------      --------------
                                        169,971.00      9,137,280.71                   0.00              0.00       10,263,992.94

 Stock Bonus Plan                             0.00              0.00                   0.00              0.00        8,677,967.40

 Best Lock Corp                         296,319.00     15,929,481.39                   0.00              0.00       19,225,945.69

 Best Universal Lock                          0.00              0.00                   0.00              0.00       49,666,714.31

 Frank E. Best                                0.00              0.00                   0.00              0.00       35,226,162.62

 Best Lock Partners                           0.00              0.00                   0.00              0.00                0.00
                                       -----------------------------                -------------------------      --------------
 Sub-Total                              598,710.00     32,185,380.64                   0.00              0.00      140,270,551.01
                                       ===========                                  =======
 Administrative Expenses                                  242,053.23                                     0.00          583,333.33

Corporate Taxes Paid                                    2,798,728.75                                     0.00        8,398,194.82
                                                      --------------                                  -------      --------------
Total Outflows                                         35,226,162.62                                     0.00      149,252,079.15
                                                      ==============                                  =======      ==============

Less: Intercompany Flows

From BLC                                                                                                            49,666,714.31
From BUL                                               35,226,162.62                                     0.00       38,522,626.91
From FEB                                                                                                 0.00       15,929,481.39
From BLP                                                                                                                     0.00
                                                      --------------                                  -------      --------------
                                                       35,226,162.62                                     0.00      104,118,822.61

Net Cash Flow                                                   0.00                                     0.00       45,133,256.54
                                                      ==============                                  =======      ==============

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

Value of Insider Holdings
-------------------------
Russell Best                       10,263,302.00
Mariea Best                               690.94
                                   -------------
Total Insiders                     10,263,992.94

Value of Outsider Holdings
-------------------------
Edward McLaughlin                     798,224.84
Cede & Co.                          6,370,917.81
Della & Co.                         1,255,827.00
Martin Nelson & Assoc.                 63,718.42
All Other Outsiders                 8,721,079.98
                                   -------------
                                   17,209,768.05

Stock Bonus Plan                    8,677,967.40

                                   -------------
Total Outsiders                    25,887,735.45

                                                                 ----------------------------------------------------
Administrative Expenses               583,333.33                 Note: Administrative Expenses calculated as follows:
                                   -------------
Corporate Taxes                     8,398,194.82                 BUL                 35,000.00
                                   -------------
                                                                 FEB                 35,000.00
Total Value                        45,133,256.54                 BLP                      0.00
                                   ==============                                    ---------
                                                                                     70,000.00

                                                                 Discount Rate             17%
                                                                 Inflation:                 5%

                                                                 Present Value:     583,333.33

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

-----------------------------------------------------------------
BUL Adjustments
-----------------------------------------------------------------
                                     BUL Price
                  Shares                117.42 %     BUL Value
                 --------            ----------------------------
BUL A              86,469              10,153,237       22.37%
BUL B             300,000              35,226,163       77.63%
                 --------            ----------------------------
                  386,469              45,379,399      100.00%

BUL A Preference             0.57
Required Equity Return       0.21
PV BUL Preference            2.71

                Adjustment   Price     Distributions  % BUL Value
                -------------------------------------------------
BUL A Ad             2.11  119.53      10,335,426       22.78%
BUL B Ad             0.61  116.81      35,043,973       77.22%
                                       45,379,399      100.00%

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

Current Ownership             BLC                                 BUL
-----------------             -------------------------           ------------------------------------------

                                 Shares         Pct.                  Shares           Pct.       Pct. Adj.
                              -------------------------           ------------------------------------------
 Outsiders
----------
 Edward McLaughlin                  0.00         0.0000               6,798.00        1.7590         1.7906
 Cede & Co.                     4,365.00         3.6181               5,671.00        1.4674         1.4937
 Della & Co.                    2,416.15         2.0027                    -          0.0000         0.0000
 Martin Nelson & Assoc            100.00         0.0829                 100.00        0.0259         0.0263
 All Other Outsiders            5,981.17         4.9577              16,436.00        4.2529         4.3292
                              -------------------------            ----------------------------------------
                               12,862.32        10.6615              29,005.00        7.5051         7.6398
 Insiders
---------
 Russell Best                   1,686.00         1.3975               2,127.00        0.5504         0.5602
 Mariea Best                        1.00         0.0008                   1.00        0.0003         0.0003
                              -------------------------            ----------------------------------------
                                1,687.00         1.3983               2,128.00        0.5506         0.5605

 Stock Bonus Plan              10,537.19         8.7342              27,262.00        7.0541         7.1807

 Best Lock Corp                     0.00         0.0000              28,074.00        7.2642         7.3946

 Best Universal Lock           95,556.34        79.2060                   0.00        0.0000         0.0000

 Frank E. Best                      0.00         0.0000             300,000.00       77.6259        77.2244

 Best Lock Partners                 0.00                                  0.00        0.0000         0.0000
                              -------------------------            ----------------------------------------
 Total                        120,642.85       100.0000             386,469.00      100.0000       100.0000
                              =========================            ========================================
 Current Ownership              FEB                                BLP
-----------------               -------------------------          ----------------

                                 Shares          Pct.                Shares   Pct.
                                -------------------------          ----------------
 Outsiders
----------
 Edward McLaughlin                      0.00       0.0000              0.00  0.0000
 Cede & Co.                        63,921.00      10.6765              0.00  0.0000
 Della & Co.                            0.00       0.0000              0.00  0.0000
 Martin Nelson & Assoc                  0.00       0.0000              0.00  0.0000
 All Other Outsiders               68,499.00      11.4411              0.00  0.0000
                                 ------------------------             -------------
                                  132,420.00      22.1176              0.00  0.0000
 Insiders
---------
 Russell Best                     169,970.00      28.3894              0.00  0.0000
 Mariea Best                            1.00       0.0002              0.00  0.0000
                                 ------------------------             -------------
                                  169,971.00      28.3895              0.00  0.0000

 Stock Bonus Plan                       0.00       0.0000              0.00  0.0000

 Best Lock Corp                   296,319.00      49.4929              0.00  0.0000

 Best Universal Lock                    0.00       0.0000              0.00  0.0000

 Frank E. Best                          0.00       0.0000              0.00  0.0000

 Best Lock Partners                     0.00       0.0000              0.00  0.0000
                                 ------------------------             -------------
 Total                            598,710.00     100.0000              0.00  0.0000
                                 ========================             =============

                                                                      Version: 45.1

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


 BLC Dividend Paid                        100.00
                                        ========
 Corporate Tax Exclusion       80%
 Corporate Tax Rate            43%
 Effective Tax Rate                            9%


 BLC Shareholders
---------------------------------------------------------------------------
                                         Shares           Pct.     Dividend
                                         -----------------------------------
 Outsiders
                                            0.00         0.0000        0.00
                                        4,365.00         3.6181        3.62
                                        2,416.15         2.0027        2.00
                                          100.00         0.0829        0.08
                                        5,981.17         4.9577        4.96
                                       ------------------------------------
                                       12,862.32        10.6615       10.66
 Insiders
                                        1,686.00         1.3975        1.40
                                            1.00         0.0008        0.00
                                       ------------------------------------
                                        1,687.00         1.3983        1.40

 Stock Bonus Plan                      10,537.19         8.7342        8.73

 Best Lock Corp                             0.00         0.0000        0.00

 Best Universal Lock                   95,556.34        79.2060       79.21

 Frank E. Best                              0.00         0.0000        0.00

 Best Lock Partners                         0.00         0.0000        0.00
                                     --------------------------------------
 Total                                120,642.85       100.0000    100.0000
                                     ======================================

 BUL Dividend Rec'd             (From BLC)                        79.21
 Administrative Expenses                            1%             0.55
                                                             ----------
 Taxable Income                                                   78.66
 Corporate Tax Exclusion                           80%
 Corporate Tax Rate                                40%
 Corporate Taxes Paid                                              6.29
                                                             ----------
 BUL Dividend Paid                                                72.37
                                                             ==========
 BUL Shareholders
-----------------------------------------------------------------------------------------------------
                                                                Shares       Adj. Pct.       Dividend
                                                             ----------------------------------------
 Outsiders
                                                               6,798.00       1.7906             1.30
                                                               5,671.00       1.4937             1.08
                                                                   0.00       0.0000             0.00
                                                                 100.00       0.0263             0.02
                                                              16,436.00       4.3292             3.13
                                                             ----------------------------------------
                                                              29,005.00       7.6398             5.53
 Insiders
                                                               2,127.00       0.5602             0.41
                                                                   1.00       0.0003             0.00
                                                             ----------------------------------------
                                                               2,128.00       0.5605             0.41

 Stock Bonus Plan                                             27,262.00       7.1807             5.20

 Best Lock Corp                                               28,074.00       7.3946             5.35

 Best Universal Lock                                               0.00       0.0000             0.00

 Frank E. Best                                               300,000.00      77.2244            55.89

 Best Lock Partners                                                0.00       0.0000             0.00
                                                             ----------------------------------------
 Total                                                       386,469.00     100.0000            72.37
                                                             ========================================

                           Adjusted BLC & BUL Flows
                                    Page 15

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

 Cumulative Distribution  Initial Dividend    % Initial Div    % TOT Dividend
 -----------------------  ----------------    -------------    --------------
 Outsiders
 ---------
 Edward McLaughlin           1.30               1.30             1.80
 Cede & Co.                 10.15              10.15            14.10
 Della & Co.                 2.00               2.00             2.78
 Martin Nelson & Assoc.      0.10               0.10             0.14
 All Other Outsiders        13.93              13.93            19.35
                            -----              -----            -----
                            27.48              27.48            38.17
 Insiders
 --------
 Russell Best               16.30              16.30            22.63
 Mareia Best                 0.00               0.00             0.00
                            ----               -----             ----
                            16.30              16.30            22.64

 Stock Bonus Plan           13.93              13.93            19.35

 Best Lock Corp             30.62              30.62             0.00

 Best Universal Lock         0.00               0.00             0.00

 Frank E. Best               0.00               0.00             0.00

 Best Lock Partners          0.00               0.00             0.00
                            -----              -----            -----
 Sub-Total                  88.34              88.34            80.15

 Administrative Expenses     0.93               0.93             1.29

 Corporate Taxes Paid       10.73              10.73            18.56
                           ------             ------           ------
 Total                     100.00             100.00           100.00

-------------------
Note:

For Shareholders
Where DIV is the initial dividend percent for each owner, and BLC is the dividend percent returned to BLC, and TR# is BLC's Effective Tax Rate
TOT is the percent of cumulative dividends received by each owner in a continuos payment loop
TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC)2+DIV((1-TR)
*BLC)3...
or
TOT=DIV/(1-((1-TR)*BLC))
For Corporate Taxes
TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC)2+DIV((1-TR)
      *BLC)3...+TR*BLC+TR*BLC((1-TR)*BLC)+TR*BLC
      ((1-TR)*BLC)2+TR*BLC((1-TR).
or
TOT=DIV/(1-((1-TR)*BLC)) + TR*BLC/(1-((1-TR)*BLC))


                         Adj. Cumulative Distribution

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


BLC Operations Value                       45,133,257
                                           ==========

 Share Solutions           % TOT Dividend         Value           Shares
 ---------------           --------------         -----           ---------------------------------------------------
                                                                       BLC         BUL               FEB          BLP
                                                                  ---------------------------------------------------
 Outsiders
 ---------
 Edward McLaughlin              1.80              812,140.61              0.00     6,798.00              0.00      0.00
 Cede & Co.                    14.10            6,361,880.74          4,365.00     5,671.00         63,921.00      0.00
 Della & Co.                    2.78            1,255,220.07          2,416.15         0.00              0.00      0.00
 Martin Nelson & Assoc.         0.14               63,898.01            100.00       100.00              0.00      0.00
 All Other Outsiders           19.35            8,732,273.17          5,981.17    16,436.00         68,499.00      0.00
                              ------           -------------        ---------------------------------------------------
                               38.17           17,225,412.59         12,862.32    29,005.00        132,420.00      0.00
 Insiders
 --------
 Russell Best                  22.63           10,215,249.57          1,686.00     2,127.00        169,970.00      0.00
 Mariea Best                    0.00                  692.43              1.00         1.00              1.00      0.00
                              ------           -------------        ---------------------------------------------------
                               22.64           10,215,942.00          1,687.00     2,128.00        169,971.00      0.00

 Stock Bonus Plan              19.35            8,731,126.83         10,537.19    27,262.00              0.00      0.00

 Best Lock Corp                 0.00                    0.00              0.00    28,074.00        296,319.00      0.00

 Best Universal Lock            0.00                    0.00         95,556.34         0.00              0.00      0.00

 Frank E. Best                  0.00                    0.00              0.00   300,000.00              0.00      0.00

 Best Lock Partners             0.00                    0.00              0.00         0.00              0.00      0.00
                              ------           -------------        ---------------------------------------------------

 Sub-Total                     80.15           36,172,481.41        120,642.85   386,469.00        598,710.00      0.00
                                                                    ===================================================
 Administrative Expenses        1.29              583,333.33

 Corporate Taxes Paid          18.56            8,377,441.80
                              ------           -------------
 Total                        100.00           45,133,256.54
                              ======           =============
 Per Share Calculations:
-----------------------
                                     Value                         BLC           BUL            FEB             BLP
                                  --------------               -------------------------------------------------------
 Della & Co.                        1,255,220.07    =              2,416.15

 Edward McLaughlin                    812,140.61    =                           6,798.00

 Cede & Co.                         6,361,880.74    =              4,365.00     5,671.00      63,921.00           0.00
                                                    =          2,267,671.96   677,500.64
                                                    =          2,945,172.61
                                    3,416,708.13    =

Russell Best                       10,215,249.57    =              1,686.00     2,127.00     169,970.00           0.00
                                                    =            875,898.04   254,107.54   9,085,243.99
                                                    =         10,215,249.57
                                             -      =

Per Share Entity

519.51    BLC

119.47    BUL A   BUL A    86,469     10,330,242   22.78%
116.75    BUL B   BUL B   300,000     35,026,397   77.22%
------                                -------------------
  2.71                                45,356,639  100.00%


 53.45    FEB




  0.00    BLP




                           Adjusted Share Solutions
                                   Page 19

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

                                                                        BUL A                119.47
                                BLC                  519.51             BUL B                116.75
                             ------------------------------           ----------------------------------
                                 Shares          Value                    Shares                    Value
                             ------------------------------           ------------------------------------
 Outsiders
 ---------
 Edward McLaughlin                  0.00               0.00               6,798.00              812,140.61
 Cede & Co.                     4,365.00       2,267,671.96               5,671.00              677,500.64
 Della & Co.                    2,416.15       1,255,220.07                   0.00                    0.00
 Martin Nelson & Assoc.           100.00          51,951.25                 100.00               11,946.76
 All Other Outsiders            5,981.17       3,107,292.44              16,436.00            1,963,569.14
                             ------------------------------           ------------------------------------
                               12,862.32       6,682,135.72              29,005.00            3,465,157.14
 Insiders
 --------
 Russell Best                   1,686.00         875,898.04               2,127.00              254,107.54
 Maria Best                         1.00             519.51                   1.00                  119.47
                             ------------------------------           ------------------------------------
                                1,687.00         876,417.55               2,128.00              254,227.01

 Stock Bonus Plan              10,537.19       5,474,201.68              27,262.00            3,256,925.15

 Best Lock Corp                     0.00               0.00              28,074.00            3,353,932.83

 Best Universal Lock           95,556.34      49,642,710.89                   0.00                    0.00

 Frank E. Best                      0.00               0.00             300,000.00           35,026,396.54

 Best Lock Partners                 0.00               0.00                   0.00                    0.00
                             ------------------------------           ------------------------------------
                                                       0.00
 Sub-Total                    120,642.85      62,675,465.84             386,469.00           45,356,638.67
                             ===========                              ============
 Administrative Expenses                                                                        342,016.69

 Corporate Taxes Paid                          1,650,579.87                                   3,944,055.54
                                              -------------                                  -------------
 Total Outflows                               64,326,045.71                                  49,642,710.89
                                              =============                                  =============

 Less: Intercompany Flows

 From BLC                                                                                    49,642,710.89
 From BUL                                      3,353,932.83
 From FEB                                     15,838,856.35
 From BLP                                              0.00
                                              -------------                                  -------------
                                              19,192,789.17                                  49,642,710.89

Net Cash Flow                                 45,133,256.54                                          (0.00)



                              FEB                    53.45                     BLP     0.00             Total Value
                              -----------------------------                  ---------------           -------------
                                  Shares           Value                      Shares  Value
                              -----------------------------                  ---------------
 Outsiders
 ---------
 Edward McLaughlin                  0.00               0.00                   0.00      0.00              812,140.61
 Cede & Co.                    63,921.00       3,416,708.13                   0.00      0.00            6,361,880.74
 Della & Co.                        0.00               0.00                   0.00      0.00            1,255,220.07
 Martin Nelson & Assoc.             0.00               0.00                   0.00      0.00               63,898.01
 All Other Outsiders           68,499.00       3,661,411.59                   0.00      0.00            8,732,273.17
                              -----------------------------                   --------------           -------------
                              132,420.00       7,078,119.72                   0.00      0.00           17,225,412.59
 Insiders
 ---------
 Russell Best                 169,970.00       9,085,243.99                   0.00      0.00           10,215,249.57
 Maria Best                         1.00              53.45                   0.00      0.00                  692.43
                              -----------------------------                   --------------           -------------
                              169,971.00       9,085,297.44                   0.00      0.00           10,215,942.00

 Stock Bonus Plan                   0.00               0.00                   0.00      0.00            8,731,126.83

 Best Lock Corp               296,319.00      15,838,856.35                   0.00      0.00           19,192,789.17

 Best Universal Lock                0.00               0.00                   0.00      0.00           49,642,710.89

 Frank E. Best                      0.00               0.00                   0.00      0.00           35,026,396.54

 Best Lock Partners                 0.00               0.00                   0.00      0.00                    0.00
                              -----------------------------                   --------------           -------------

 Sub-Total                    598,710.00      32,002,273.51                   0.00      0.00          140,034,378.02
                              ==========                                      ====
 Administrative Expenses                         241,316.64                             0.00              583,333.33

 Corporate Taxes Paid                          2,782,806.39                             0.00            8,377,441.80
                                              -------------                             ----          --------------
 Total Outflows                               35,026,396.54                             0.00          148,995,153.14
                                              =============                             ====          ==============

 Less: Intercompany Flows

 From BLC                                                                                              49,642,710.89
 From BUL                                     35,026,396.54                             0.00           38,380,329.37
 From FEB                                     =============                             0.00           15,838,856.35
 From BLP                                                                                                       0.00
                                              -------------                             ----          --------------
                                              35,026,396.54                             0.00          103,861,896.60

Net Cash Flow                                          0.00                             0.00           45,133,256.54


                         Adjusted Shareholder Values
                                   Page 20

                            PROJECT THOROUGHBRED
                          Long-Term Dividend Model


Value of Insider Holdings
-------------------------
Russell Best                            10,215,249.57
Mariea Best                                    692.43
                                        -------------
Total Insiders                          10,215,942.00

Value of Outsider Holdings
--------------------------
Edward McLaughlin                          812,140.61
Cede & Co.                               6,361,880.74
Della & Co.                              1,255,220.07
Martin Nelson & Assoc.                      63,898.01
All Other Outsiders                      8,732,273.17
                                        -------------
                                        17,225,412.59
Stock Bonus Plan                         8,731,126.83
                                        -------------
Total Outsiders                         25,956,539.42

Administrative Expenses                    583,333.33

Corporate Taxes                          8,377,441.80
                                        -------------

Total Value                             45,133,256.54
                                        =============


                           Adjusted Value Summary
                                   Page 21

                            PROJECT THOROUGHBRED            Piper Jaffray Inc.
                          Long-Term Dividend Model

------------------------------------------------------------------------------------------------------------------------------------
FEB Dividends Rec'd     (From BUL)                   55.89              BLP Dividends Rec'd     (From FEB)              0.00
Administrative Expenses                  1%           0.39                                      (From BUL)              0.00
                                                     -----                                                              ----
Taxable Income                                       55.50                                                              0.00

Corporate Tax Exclusion                 80%                             Administrative Expenses                0%       0.00
                                                                                                                        ----
Corporate Tax Rate                      40%                             Taxable Income                                  0.00
Corporate Taxes Paid                                  4.44              Corporate Tax Exclusion              100%
                                                                        Corporate Tax Rate                     0%
FEB Dividend Paid                                    51.06              Corporate Taxes                                    0
                                                     =====                                                              ----
                                                                        BLP Dividend Paid                               0.00
                                                                                                                        ====
FEB Shareholders                                                        BLP Shareholders
---------------------------------------------------------------------   ------------------------------------------------------------
                                    Shares           Pct.    Dividend                                    Shares       Pct.  Dividend
Outsiders                           ---------------------------------             Outsiders              ---------------------------
                                      0.00       0.0000          0.00                                      0.00     0.0000    0.00
                                 63,921.00      10.6765          5.45                                      0.00     0.0000    0.00
                                      0.00       0.0000          0.00                                      0.00     0.0000    0.00
                                      0.00       0.0000          0.00                                      0.00     0.0000    0.00
                                 68,499.00      11.4411          5.84                                      0.00     0.0000    0.00
                                -------------------------------------                                      -----------------------
                                132,420.00      22.1176         11.29                                      0.00     0.0000    0.00
Insiders                                                                          Insiders
                                169,970 00      28.3894         14.50                                      0.00     0.0000    0.00
                                      1.00       0.0002          0.00                                      0.00     0.0000    0.00
                                -------------------------------------                                      -----------------------
                                169,971.00      28.3895         14.50                                      0.00     0.0000    0.00

Stock Bonus Plan                      0.00       0.0000          0.00             Stock Bonus Plan         0.00     0.0000    0.00

Best Lock Corp                  296,319.00      49.4929         25.27             Best Lock Corp.          0.00     0.0000    0.00

Best Universal Lock                   0.00       0.0000          0.00             Best Universal Lock      0.00     0.0000    0.00

Frank E. Best                         0.00       0.0000          0.00             Frank E. Best            0.00     0.0000    0.00

Best Lock Partners                    0.00       0.0000          0.00             Best Lock Partners       0.00     0.0000    0.00
                                -------------------------------------                                      -----------------------
                                598,710.00     100.0000         51.06                                      0.00     0.0000    0.00
                                =====================================                                      =======================

                            Project Thoroughbred
                          Long-Term Dividend Model

 Dividends Retained                  BLC                   BUL                    FEB                BLP          Total Dividends
 ------------------                  ---                   ---                    ---                ---          ---------------
 Outsiders
 ---------
 Edward McLaughlin                    0.00                 1.30                   0.00                0.00                1.30
 Cede & Co.                           3.62                 1.08                   5.45                0.00               10.15
 Della & Co.                          2.00                 0.00                   0.00                0.00                2.00
 Martin Nelson & Assoc.               0.08                 0.02                   0.00                0.00                0.10
 All Other Outsiders                  4.96                 3.13                   5.84                0.00               13.93
                                     -----                 ----                  -----                ----               -----
                                     10.66                 5.53                  11.29                0.00               27.48
 Insiders
 --------
 Russell Best                         1.40                 0.41                  14.50                0.00               16.30
 Mariea Best                          0.00                 0.00                   0.00                0.00                0.00
                                     -----                 ----                  -----                ----               -----
                                      1.40                 0.41                  14.50                0.00               16.30

 Stock Bonus Plan                     8.73                 5.20                   0.00                0.00               13.93

 Best Lock Corp                       0.00                 5.35                  25.27                0.00               30.62

 Best Universal Lock                  0.00                 0.00                   0.00                0.00                0.00

 Frank E. Best                        0.00                 0.00                   0.00                0.00                0.00

 Best Lock Partners                   0.00                 0.00                   0.00                0.00                0.00
                                     -----                 ----                  -----                ----               -----

 Sub-Total                           20.79                16.48                  51.06                0.00               88.34

 Administrative Expenses                                   0.55                   0.39                0.00                0.93

Corporate Taxes Paid                                       6.29                   4.44                0.00               10.73
                                     -----                 ----                  -----                ----               -----

Total Payments                       20.79                22.77                  55.50               0.00               100.00




                          Adjusted Dividend Summary
                                   Page 17

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model



 BLC Dividend Rec'd                               30.66            BUL Dividend Rec' (From BLC)                      22.20
 Corporate Tax Exclusion        80%                                Administrative Expenses                1%          0.15
 Corporate Tax Rate             43%                                Taxable Income                                    22.04
 Corporate Taxes Paid                              2.64            Corporate Tax Exclusion               80%
                                                  -----            Corporate Tax Rate                    40%
 BLC Dividend Paid                                28.02            Corporate Taxes Paid                               1.76
                                                  =====                                                             -----
                                                                   BUL Dividend Paid                                 20.28
                                                                                                                    =====

 BLC Shareholders                                                  BUL Shareholders
 ---------------------------------------------------------------   -------------------------------------------------------------
                            Shares          Pct.        Dividend                             Shares             Pct.   Dividend
                          --------------------------------------                            ------------------------------------
 Outsiders                                                           Outsiders
                                0.00       0.0000          0.00                               6,798.00         1.7590    0.36
                            4,365.00       3.6181          1.01                               5,671.00         1.4674    0.30
                            2,416.15       2.0027          0.56                                   0.00         0.0000    0.00
                              100.00       0.0829          0.02                                 100.00         0.0259    0.01
                            5,981.17       4.9577          1.39                              16,436.00         4.2529    0.86
                          --------------------------------------                            ------------------------------------
                           12,862.32      10.6615          2.99                              29,005.00         7.5051    1.52
 Insiders                                                            Insiders                     0.00
                            1,686.00       1.3975          0.39                               2,127.00         0.5504    0.11
                                1.00       0.0008          0.00                                   1.00         0.0003    0.00
                          --------------------------------------                            ------------------------------------
                            1,687.00       1.3983          0.39                               2,128.00         0.5506    0.11

 Stock Bonus Plan          10,537.19       8.7342          2.45      Stock Bonus Plan        27,262.00         7.0541    1.43

 Best Lock Corp                 0.00       0.0000          0.00      Best Lock Corp          28,074.00         7.2642    1.47

 Best Universal Lock       95,556.34      79.2060         22.20      Best Universal Lock          0.00         0.0000    0.00

 Frank E. Best                  0.00       0.0000          0.00      Frank E. Best          300,000.00        77.6259   15.74

 Best Lock Partners             0.00       0.0000          0.00      Best Lock Partners           0.00         0.0000    0.00
                          --------------------------------------                            ------------------------------------
 Total                    120,642.85     100.0000         28.02      Total                  386,469.00       100.0000   20.28
                          ======================================                            ====================================

                              BLC & BUL Round 2

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


 FEB Dividends Rec'd (From BUL)                    15.74           BLP Dividend Rec'  (From FEB)                       0.00
 Administrative Expenses          1%                0.11                              (From BUL)                       0.00
                                                   -----                                                               ----
 Taxable Income                                    15.63                                                               0.00
 Corporate Tax Exclusion         80%                               Administrative Expenses                 0%          0.00
 Corporate Tax Rate              40%                                                                                   ----
 Corporate Taxes Paid                               1.25           Taxable Income                                      0.00
                                                    ----           Corporate Tax Exclusion               100%
                                                                   Corporate Tax Rate                      0%
 FEB Dividend Paid                                 14.38           Corporate Taxes                                        0
                                                   =====
                                                                   BLP Dividend Paid                                   0.00
                                                                                                                       ====

 FEB Shareholders                                                  BLP Shareholders
 ---------------------------------------------------------------   ----------------------------------------------------------
                           Shares           Pct.       Dividend                             Shares            Pct.   Dividend
                         --------------------------------------                            ----------------------------------
 Outsiders                                                            Outsiders
                               0.00        0.0000          0.00                                 0.00         0.0000      0.00
                          63,921.00       10.6765          1.54                                 0.00         0.0000      0.00
                               0.00        0.0000          0.00                                 0.00         0.0000      0.00
                               0.00        0.0000          0.00                                 0.00         0.0000      0.00
                          68,499.00       11.4411          1.65                                 0.00         0.0000      0.00
                         --------------------------------------                            ----------------------------------
                         132,420.00       22.1176          3.18                                 0.00         0.0000      0.00
 Insiders                                                             Insiders
                         169,970.00       28.3894          4.08                                 0.00         0.0000      0.00
                               1.00        0.0002          0.00                                 0.00         0.0000      0.00
                         --------------------------------------                            ----------------------------------
                         169,971.00       28.3895          4.08                                 0.00         0.0000      0.00

 Stock Bonus Plan              0.00        0.0000          0.00       Stock Bonus Plan          0.00         0.0000      0.00

 Best Lock Corp          296,319.00       49.4929          7.12       Best Lock Corp            0.00         0.0000      0.00

 Best Universal Lock           0.00        0.0000          0.00       Best Universal Lock       0.00         0.0000      0.00

 Frank E. Best                 0.00        0.0000          0.00       Frank E. Best             0.00         0.0000      0.00

 Best Lock Partners            0.00        0.0000          0.00       Best Lock Partners        0.00         0.0000      0.00
                         --------------------------------------                            ----------------------------------
                         598,710.00      100.0000         14.38                                 0.00         0.0000      0.00
                         ======================================                            ==================================

                              FEB & BLP Round 2

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

 Dividends Retained             BLC            BUL           FEB         BLP       Total Dividends
                               -----          -----         -----       -----      ---------------
 Outsiders
                                0.00           0.36          0.00        0.00             0.36
                                1.01           0.30          1.54        0.00             2.85
                                0.56           0.00          0.00        0.00             0.56
                                0.02           0.01          0.00        0.00             0.03
                                1.39           0.86          1.65        0.00             3.90
                               -----          -----         -----       -----            -----
                                2.99           1.52          3.18        0.00             7.69
 Insiders
                                0.39           0.11          4.08        0.00             4.59
                                0.00           0.00          0.00        0.00             0.00
                               -----          -----         -----       -----            -----
                                0.39           0.11          4.08        0.00             4.59

 Stock Bonus Plan               2.45           1.43          0.00        0.00             3.88

 Best Lock Corp                 0.00           1.47          7.12        0.00             8.59

 Best Universal Lock            0.00           0.00          0.00        0.00             0.00

 Frank E. Best                  0.00           0.00          0.00        0.00             0.00

 Best Lock Partners             0.00           0.00          0.00        0.00             0.00
                               -----          -----         -----       -----            -----

 Sub-Total                      5.83           4.54         14.38        0.00            24.75

 Administrative Expenses                       0.15          0.11        0.00             0.26

 Corporate Taxes Paid           2.64           1.76          1.25        0.00             5.65
                               -----          -----         -----       -----            -----

 Total Payments                 8.46           6.45         15.74        0.00            30.66
                               =====          =====         =====       =====            =====


                           Dividend Summary Round 2
                                   Page 24

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

 BLC Dividend Paid                                8.59             BUL Divid (From BLC)                          6.22
                                                                   Administrative Expenses           1%          0.04
 Corporate Tax Exclusion       80%                                                                               ----
 Corporate Tex Rate            43%                                 Taxable Income                                6.18
 Corporate Taxes Paid                             0.74             Corporate Tax Exclusion          80%
                                                  ----             Corporate Tex Rate               40%
 BLC Dividend Paid                                7.85             Corporate Taxes Paid                          0.49
                                                  ----                                                           ----
                                                                   BUL Dividend Paid                             5.68
                                                                                                                 ----


 BLC Shareholders                                                  BUL Shareholders
 --------------------------------------------------------------    -----------------------------------------------------------
                          Shares          Pct.         Dividend                             Shares            Pct.    Dividend
                        ---------------------------------------                           ------------------------------------
 Outsiders                                                         Outsiders
                              0.00       0.0000          0.00                               6,798.00         1.7590     0.10
                          4,365.00       3.6181          0.28                               5,671.00         1.4674     0.08
                          2,416.15       2.0027          0.16                                   0.00         0.0000     0.00
                            100.00       0.0829          0.01                                 100.00         0.0259     0.00
                          5,981.17       4.9577          0.39                              16,436.00         4.2529     0.24
                        -------------------------------------                             ----------------------------------
                         12,862.32      10.6615          0.84                              29,005.00         7.5051     0.43
 Insiders                                                          Insdiers
                          1,686.00       1.3975          0.11                               2,127.00         0.5504     0.03
                              1.00       0.0008          0.00                                   1.00         0.0003     0.00
                        -------------------------------------                             ----------------------------------
                          1,687.00       1.3983          0.11                               2,128.00         0.5506     0.03

 Stock Bonus Plan        10,537.19       8.7342          0.69      Stock Bonus Plan        27,262.00         7.0541     0.40

 Best Lock Corp               0.00       0.0000          0.00      Best Lock Corp          28,074.00         7.2642     0.41

 Best Universal Lock     95,556.34      79.2060          6.22      Best Universal Lock          0.00         0.0000     0.00

 Frank E. Best                0.00       0.0000          0.00      Frank E. Best          300,000.00        77.6259     4.41

 Best Lock Partners           0.00       0.0000          0.00      Best Lock Partners           0.00         0.0000     0.00
                        -------------------------------------                             ----------------------------------
 Total                  120,642.85     100.0000          7.85      Total                  386,469.00       100.0000     5.68
                        =====================================                             ==================================

                              BLC & BUL Round 3

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

 FEB Dividends Rec'd (From BUL)                  4.41                      BLP Dividends Rec's   (From FEB)                 0.00
 Administrative Expenses       1%                0.03                                            (From BUL)                 0.00
                                                 ----                                                                       ----
 Taxable Income                                  4.38                                                                       0.00
 Corporate Tax Exclusion      80%                                          Administrative Expenses              0%          0.00
 Corporate Tax Rate           40%                                                                                           ----
 Corporate Taxes Paid                            0.35                      Taxable Income                                   0.00
                                                 ----                      Corporate Tax Exclusion            100%
 FEB Dividend Paid                               4.03                      Corporate Tax Rate                   0%
                                                 ----                      Corporate Taxes                                     0
                                                                           BLP Dividend Paid                                0.00
                                                                                                                            ----

 FEB Shareholders                                                          BLP Shareholders
 ---------------------------------------------------------------           ---------------------------------------------------
                         Shares             Pct.        Dividend                       Shares            Pct.         Dividend
                       -----------------------------------------                       ---------------------------------------
 Outsiders                                                                 Outsiders
                             0.00          0.0000          0.00                          0.00           0.0000           0.00
                        63,921.00         10.6765          0.43                          0.00           0.0000           0.00
                             0.00          0.0000          0.00                          0.00           0.0000           0.00
                             0.00          0.0000          0.00                          0.00           0.0000           0.00
                        68,499.00         11.4411          0.46                          0.00           0.0000           0.00
                       ----------------------------------------                     -----------------------------------------
                       132,420.00         22.1176          0.89                          0.00           0.0000           0.00
 Insiders
                       169,970.00         28.3894          1.14                          0.00           0.0000           0.00
                             1.00          0.0002          0.00                          0.00           0.0000           0.00
                       ----------------------------------------                     -----------------------------------------
                       169,971.00         28.3895          1.14                          0.00           0.0000           0.00

 Stock Bonus Plan            0.00          0.0000          0.00                          0.00           0.0000           0.00

 Best Lock Corp        296,319.00         49.4929          2.00                          0.00           0.0000           0.00

 Best Universal Lock         0.00          0.0000          0.00                          0.00           0.0000           0.00

 Frank E. Best               0.00          0.0000          0.00                          0.00           0.0000           0.00

 Best Lock Partners          0.00          0.0000          0.00                          0.00           0.0000           0.00
                       ----------------------------------------                     -----------------------------------------

                       598,710.00        100.0000          4.03                          0.00           0.0000           0.00
                       =========================================                    =========================================


                              FEB & BLP Round 3

                             PROJECT THOROUGHBRED
                           LONG-TERM DIVIDEND MODEL

 Dividends Retained               BLC              BUL               FEB               BLP             Total Dividends
                                  ---              ---               ---               ---             ---------------

 Outsiders
                                  0.00             0.10              0.00              0.00                   0.10
                                  0.28             0.08              0.43              0.00                   0.80
                                  0.16             0.00              0.00              0.00                   0.16
                                  0.01             0.00              0.00              0.00                   0.01
                                  0.39             0.24              0.46              0.00                   1.09
                                  ----             ----              ----              ----                   ----
                                  0.84             0.43              0.89              0.00                   2.16
 Insiders
                                  0.11             0.03              1.14              0.00                   1.29
                                  0.00             0.00              0.00              0.00                   0.00
                                  ----             ----              ----              ----                   ----
                                  0.11             0.03              1.14              0.00                   1.29

 Stock Bonus Plan                 0.69             0.40              0.00              0.00                   1.09

 Best Lock Corp                   0.00             0.41              2.00              0.00                   2.41

 Best Universal Lock              0.00             0.00              0.00              0.00                   0.00

 Frank E. Best                    0.00             0.00              0.00              0.00                   0.00

 Best Lock Partners               0.00             0.00              0.00              0.00                   0.00
                                  ----             ----              ----              ----                   ----
 Sub-Total                        1.63             1.27              4.03              0.00                   6.94

Administrative Expenses                            0.04              0.03              0.00                   0.07

Corporate Taxes Paid              0.74             0.49              0.35                 0                   1.58
                                  ----             ----              ----              ----                   ----

Total Payments                    2.37             1.81              4.41              0.00                   8.59
                                  ====             ====              ====              ====                   ====

                           Dividend Summary Round 3
                                   Page 27

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

 BLC Dividend Paid                               2.41               BUL Dividend Rec' (From BLC)                       1.74
                                                                    Administrative Expenses                1%          0.01
                                                                                                                       ----
 Corporate Tax Exclusion      80%                                   Taxable Income                                     1.73
 Corporate Tex Rate           43%                                   Corporate Tax Exclusion               80%
 Corporate Taxes Paid                            0.21               Corporate Tex Rate                    40%
                                                 ----               Corporate Taxes Paid                               0.14
                                                                                                                       ----
 BLC Dividend Paid                               2.20
                                                 ----               BUL Dividend Paid                                  1.59
                                                                                                                       ----
 BLC Shareholders                                                   BUL Shareholders


                           Shares             Pct.        Dividend                       Shares             Pct.   Dividend
                         -----------------------------------------                    --------------------------------------
 Outsiders                                                          Outsiders
                               0.00          0.0000          0.00                          6,798.00         1.7590       0.03
                           4,365.00          3.6181          0.08                          5,671.00         1.4674       0.02
                           2,416.15          2.0027          0.04                              0.00         0.0000       0.00
                             100.00          0.0829          0.00                            100.00         0.0259       0.00
                           5,981.17          4.9577          0.11                         16,436.00         4.2529       0.07
                         -----------------------------------------                      -------------------------------------
                          12,862.32         10.6615          0.23                         29,005.00         7.5051       0.12
 Insiders                                                           Insiders
                           1,686.00          1.3975          0.03                          2,127.00         0.5504       0.01
                               1.00          0.0008          0.00                              1.00         0.0003       0.00
                         ----------------------------------------                       -------------------------------------
                           1,687.00          1.3983          0.03                          2,128.00         0.5506       0.01

 Stock Bonus Plan         10,537.19          8.7342          0.19   Stock Bonus Plan      27,262.00         7.0541       0.11

 Best Lock Corp                0.00          0.0000          0.00   Best Lock Corp        28,074.00         7.2642       0.12

 Best Universal Lock      95,556.34         79.2060          1.74   Best Universal Lock        0.00         0.0000       0.00

 Frank E. Best                 0.00          0.0000          0.00   Frank E. Best        300,000.00        77.6259       1.24

 Best Lock Partners            0.00          0.0000          0.00   Best Lock Partners         0.00         0.0000       0.00
                         ----------------------------------------                       -------------------------------------

 Total                   120,642.85        100.0000          2.20   Total                386,469.00       100.0000       1.59
                         ========================================                       =====================================

                              BLC & BUL Round 4
                                   Page 28

                             PROJECT THOROUGHBRED
                           LONG-TERM DIVIDEND MODEL

 FEB Dividends Rec'(From BUL)                 1.24          BLP Dividends Rec' (From FEB)                       0.00
 Administrative Expenses        1%            0.01                    (From BUL)                                0.00
                                              ----                                                              ----
 Taxable Income                               1.23                                                              0.00
 Corporate Tax Exclusion       80%                          Administrative Expenses                 0%          0.00
                                                                                                                ----
 Corporate Tax Rate            40%                          Taxable Income                                      0.00
 Corporate Taxes Paid                         0.10          Corporate Tax Exclusion               100%
                                                            Corporate Tax Rate                      0%
 FEB Dividend Paid                            1.13          Corporate Taxes                                        0
                                              ----
                                                            BLP Dividend Paid                                   0.00
                                                                                                                ----
 FEB Shareholders                                                            BLP Shareholders
--------------------------------------------------------------------------   -----------------------------------------------------
                            Shares                  Pct.          Dividend                       Shares         Pct.      Dividend
                           -----------------------------------------------                      ----------------------------------
 Outsiders                                                                    Outsiders
                                 0.00               0.0000          0.00                          0.00         0.0000       0.00
                            63,921.00              10.6765          0.12                          0.00         0.0000       0.00
                                 0.00               0.0000          0.00                          0.00         0.0000       0.00
                                 0.00               0.0000          0.00                          0.00         0.0000       0.00
                            68,499.00              11.4411          0.13                          0.00         0.0000       0.00
                           ---------------------------------------------                       ---------------------------------
                           132,420.00              22.1176          0.25                          0.00         0.0000       0.00
 Insiders
                           169,970.00              28.3894          0.32                          0.00         0.0000       0.00
                                 1.00               0.0002          0.00                          0.00         0.0000       0.00
                           ---------------------------------------------                       ---------------------------------
                           169,971.00              28.3895          0.32                          0.00         0.0000       0.00

 Stock Bonus Plan                0.00               0.0000          0.00                          0.00         0.0000       0.00

 Best Lock Corp            296,319.00              49.4929          0.56                          0.00         0.0000       0.00

 Best Universal Lock             0.00               0.0000          0.00                          0.00         0.0000       0.00

 Frank E. Best                   0.00               0.0000          0.00                          0.00         0.0000       0.00

 Best Lock Partners              0.00               0.0000          0.00                          0.00         0.0000       0.00
                           ---------------------------------------------                       ---------------------------------

                           598,710.00             100.0000          1.13                          0.00         0.0000       0.00
                           =============================================                       =================================


                              FEB & BLP Round 4
                                   Page 29

                            PROJECT THOROUGHBRED
                          Long-Term Dividend Model


 Dividends Retained                      BLC             BUL                     FEB                   BLP          Total Dividends
                                         ---             ---                     ---                   ---          ---------------
 Outsiders
                                         0.00            0.03                    0.00                  0.00              0.03
                                         0.08            0.02                    0.12                  0.00              0.22
                                         0.04            0.00                    0.00                  0.00              0.04
                                         0.00            0.00                    0.00                  0.00              0.00
                                         0.11            0.07                    0.13                  0.00              0.31
                                         ----            ----                    ----                  ----              ----
                                         0.23            0.12                    0.25                  0.00              0.60
 Insiders
                                         0.03            0.01                    0.32                  0.00              0.36
                                         0.00            0.00                    0.00                  0.00              0.00
                                         ----            ----                    ----                  ----              ----
                                         0.03            0.01                    0.32                  0.00              0.36

 Stock Bonus Plan                        0.19            0.11                    0.00                  0.00              0.30

 Best Lock Corp                          0.00            0.12                    0.56                  0.00              0.67

 Best Universal Lock                     0.00            0.00                    0.00                  0.00              0.00

 Frank E. Best                           0.00            0.00                    0.00                  0.00              0.00

 Best Lock Partners                      0.00            0.00                    0.00                  0.00              0.00
                                         ----            ----                    ----                  ----              ----

 Sub-Total                               0.46            0.36                    1.13                  0.00              1.94

 Administrative Expenses                                 0.01                    0.01                  0.00              0.02

 Corporate Taxes Paid                    0.21            0.14                    0.10                  0.00              0.44
                                         ----            ----                    ----                  ----              ----

 Total Payments                          0.66            0.51                    1.24                  0.00              2.41
                                         ====            ====                    ====                  ====              ====




                           Dividend Summary Round 4

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model



 BLC Dividend Paid                          0.67              BUL Dividend Rec'd        (From BLC)              0.49
                                                              Administrative Expenses                1%         0.00
                                                                                                                ----
 Corporate Tax Exclusion            80%                       Taxable Income                                    0.49
 Corporate Tex Rate                 43%                       Corporate Tax Exclusion               80%
 Corporate Taxes Paid                       0.06              Corporate Tex Rate                    40%
                                            ----
                                                              Corporate Taxes Paid                              0.04
                                                                                                                ----
 BLC Dividend Paid                          0.62
                                            ====
                                                              BUL Dividend Paid                                 0.45
                                                                                                                ====

 BLC Shareholders                                             BUL Shareholders
 ---------------------------------------------------          -------------------------------------------------------------------

                      Shares        Pct.    Dividend                                             Shares        Pct.     Dividend
                      ------------------------------                                             -------------------------------
 Outsiders                                                    Outsiders
                            0.00    0.0000    0.00                                                6,798.00       1.7590     0.01
                        4,365.00    3.6181    0.02                                                5,671.00       1.4674     0.01
                        2,416.15    2.0027    0.01                                                    0.00       0.0000     0.00
                          100.00    0.0829    0.00                                                  100.00       0.0259     0.00
                        5,981.17    4.9577    0.03                                               16,436.00       4.2529     0.02
                      ----------------------------                                              --------------------------------
                       12,862.32   10.6615    0.07                                               29,005.00       7.5051     0.03
 Insiders                                                     Insiders
                        1,686.00    1.3975    0.01                                                2,127.00       0.5504     0.00
                            1.00    0.0008    0.00                                                    1.00       0.0003     0.00
                      ----------------------------                                              --------------------------------
                        1,687.00    1.3983    0.01                                                2,128.00       0.5506     0.00

 Stock Bonus Plan      10,537.19    8.7342    0.05            Stock Bonus Plan                   27,262.00       7.0541     0.03

 Best Lock Corp             0.00    0.0000    0.00            Best Lock Corp                     28,074.00       7.2642     0.03

 Best Universal Lo     95,556.34   79.2060    0.49            Best Universal Lock                     0.00       0.0000     0.00

 Frank E. Best              0.00    0.0000    0.00            Frank E. Best                     300,000.00      77.6259     0.35

 Best Lock Partner          0.00    0.0000    0.00            Best Lock Partners                      0.00       0.0000     0.00
                      ----------------------------                                              --------------------------------

 Total                120,642.85  100.0000    0.62            Total                             386,469.00     100.0000     0.45
                      ============================                                              ================================


                              BLC & BOD Round 5
                                   Page 31

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


 FEB Div (From BUL)                           0.35                 BLP Dividends Rec'd      (From FEB)            0.00
 Administrative Expenses               1%     0.00                                          (From BUL)            0.00
                                              ----                                                                ----
 Taxable Income                               0.34                                                                0.00
 Corporate Tax Exclusion              80%                          Administrative Expenses                0%      0.00
 Corporate Tax Rate                   40%                          Taxable Income                                 0.00
 Corporate Taxes Paid                         0.03                 Corporate Tax Exclusion              100%
                                              ----
                                                                   Corporate Tax Rate                     0%
 FEB Dividend Paid                            0.32                 Corporate Taxes                                   0
                                              ====
                                                                   BLP Dividend Paid                              0.00
                                                                                                                  ====

 FEB Shareholders                                                  BLP Shareholders
 -----------------------------------------------------------       -----------------------------------------------------------------
                              Shares        Pct.    Dividend                                         Shares   Pct.        Dividend
                              ------------------------------                                         -----------------------------
 Outsiders                                                         Outsiders
                                    0.00    0.0000    0.00                                              0.00    0.0000       0.00
                               63,921.00   10.6765    0.03                                              0.00    0.0000       0.00
                                    0.00    0.0000    0.00                                              0.00    0.0000       0.00
                                    0.00    0.0000    0.00                                              0.00    0.0000       0.00
                               68,499.00   11.4411    0.04                                              0.00    0.0000       0.00
                              ----------------------------                                              -------------------------
                              132,420.00   22.1176    0.07                                              0.00    0.0000       0.00
 Insiders
                              169,970.00   28.3894    0.09                                              0.00    0.0000       0.00
                                    1.00    0.0002    0.00                                              0.00    0.0000       0.00
                              ----------------------------                                              -------------------------
                              169,971.00   28.3895    0.09                                              0.00    0.0000       0.00

 Stock Bonus Plan                   0.00    0.0000    0.00                                              0.00    0.0000       0.00

 Best Lock Corp               296,319.00   49.4929    0.16                                              0.00    0.0000       0.00

 Best Universal Lock                0.00    0.0000    0.00                                              0.00    0.0000       0.00

 Frank E. Best                      0.00    0.0000    0.00                                              0.00    0.0000       0.00

 Best Lock Partners                 0.00    0.0000    0.00                                              0.00    0.0000       0.00
                              ----------------------------                                              -------------------------
                              598,710.00  100.0000    0.32                                              0.00    0.0000       0.00
                              ============================                                              =========================

                              FEB & DLP Round 5

                             PROJECT THOROUGHRED
                           Long-Term Dividend Model


 Dividends Retained                     BLC             BUL                   FEB                   BLP             Total Dividends
                                        ---             ---                   ---                   ---             ---------------
 Outsiders
                                        0.00            0.01                  0.00                   0.00                0.01
                                        0.02            0.01                  0.03                   0.00                0.06
                                        0.01            0.00                  0.00                   0.00                0.01
                                        0.00            0.00                  0.00                   0.00                0.00
                                        0.03            0.02                                         0.00                0.05
                                        ----            ----                  ----                   ----                ----
                                        0.07            0.03                  0.07                   0.00                0.17
 Insiders
                                        0.01            0.00                  0.09                   0.00                0.10
                                        0.00            0.00                  0.00                   0.00                0.00
                                        ----            ----                  ----                   ----                ----
                                        0.01            0.00                  0.09                   0.00                0.10

 Stock Bonus Plan                       0.05            0.03                  0.00                   0.00                0.09

 Best Lock Corp                         0.00            0.03                  0.16                   0.00                0.19

 Best Universal Lock                    0.00            0.00                  0.00                   0.00                0.00

 Frank E. Best                          0.00            0.00                  0.00                   0.00                0.00

 Best Lock Partners                     0.00            0.00                  0.00                   0.00                0.00
                                        ----            ----                  ----                   ----                ----

 Sub-Total                              0.13            0.10                  0.32                   0.00                0.54

 Administrative Expenses                                0.00                  0.00                   0.00                0.01

 Corporate Taxes Paid                   0.06            0.04                  0.03                   0.00                0.12
                                        ----            ----                  ----                   ----                ----

 Total Payments                         0.19            0.14                  0.35                   0.00                0.67
                                        ====            ====                  ====                   ====                ====


                           Dividend Summary Round 5

                             PROJECT THROUGHBRED
                           Long-Term Dividend Model


Value Distribution               Round One           Round Two        Round Three       Round Four       Round Five       % Value
                                 ----------          ---------        -----------       ----------       ----------       --------
Outsiders
                                   1.27                0.36             0.10                0.03           0.01            1.77
                                  10.16                2.85             0.80                0.22           0.06           14.09
                                   2.00                0.56             0.16                0.04           0.01            2.78
                                   0.10                0.03             0.01                0.00           0.00            0.14
                                  13.91                3.90             1.09                0.31           0.05           19.25
                                 ------              ------           ------              ------         ------          ------
                                  27.45                7.69             2.16                0.60           0.17           38.07
Insiders
                                  16.37                4.59             1.29                0.36           0.10           22.70
                                   0.00                0.00             0.00                0.00           0.00            0.00
                                 ------              ------           ------              ------         ------          ------
                                  16.37                4.59             1.29                0.36           0.10           22.70

Stock Bonus Plan                  13.84                3.88             1.09                0.30           0.09           19.19

Best Lock Corp                    30.66                8.59             2.41                0.67           0.19            0.19

Best Universal Lock                0.00                0.00             0.00                0.00           0.00            0.00

Frank E. Best                      0.00                0.00             0.00                0.00           0.00            0.00

Best Lock Partners                 0.00                0.00             0.00                0.00           0.00            0.00
                                 ------              ------           ------              ------         ------          ------
Sub-Total                         88.31               24.75             6.94                1.94           0.54           80.15

Administrative Expenses            0.93                0.26             0.07                0.02           0.01            1.29

Corporate Taxes Paid              10.76                5.65             1.58                0.44           0.12           18.56
                                 ------              ------           ------              ------         ------          ------
Total                            100.00               30.66             8.59                2.41           0.67          100.00




                               Exercise Summary

                              PROJECT THROUGHBRED
                           Long-Term Dividend Model

Current Ownership               BLC                                  BUL                             FEB
-----------------               -------------------                  ------------------              -------------------
                                Shares         Pct.                  Shares       Pct.               Shares         Pct.
                                -------------------                  ------------------              -------------------
Outsiders
---------
Edward McLaughlin                               0.0000               6,798.00       1.7590                               0.0000
Cede & Co.                        4,365.00      3.6181               5,671.00       1.4674             63,921.00        10.6765
Della & Co.                       2,416.15      2.0027                              0.0000                               0.0000
Martin Nelson & Assoc               100.00      0.0829                 100.00       0.0259                               0.0000
All Other Outsiders               5,981.17      4.9577              16,436.00       4.2529             68,499.00        11.4411
                                 ---------------------             -----------------------           --------------------------
                                 12,862.32     10.6615              29,005.00       7.5051            132,420.00        22.1176
Insiders
---------
Russell Best                      1,686.00      1.3975               2,127.00       0.5504            113,311.00        18.9259
Mariea Best                           1.00      0.0008                   1.00       0.0003                  1.00         0.0002
                                 ---------------------             -----------------------           --------------------------
                                  1,687.00      1.3983               2,128.00       0.5506            113,312.00        18.9260

Stock Bonus Plan                 10,537.19      8.7342              27,262.00       7.0541                               0.0000

Best Lock Corp                                  0.0000              19,287.00       4.9906            148,925.00        24.8743

Best Universal Lock              95,556.34     79.2060                              0.0000                               0.0000

Frank E. Best                                   0.0000             300,000.00      77.6259                               0.0000

Best Lock Partners                                                   8,787.00       2.2737            204,053.00        34.0821
                                ----------------------             -----------------------            -------------------------
Total                           120,642.85    100.0000             386,469.00     100.0000            598,710.00       100.0000
                                ======================             =======================            =========================


                                BLP
                                ---------------------
                                Shares          Pct.
                                ---------------------
Outsiders
---------
Edward McLaughlin                               0.0000
Cede & Co.                                      0.0000
Della & Co.                                     0.0000
Martin Nelson & Assoc                           0.0000
All Other Outsiders                             0.0000
                                   -------------------
                                      0.00      0.0000
Insiders
---------
Russell Best                         13.00     13.0000
Mariea Best                                     0.0000
                                     13.00     13.0000

Stock Bonus Plan                                0.0000

Best Lock Corp                       87.00     87.0000

Best Universal Lock                             0.0000

Frank E. Best                                   0.0000

Best Lock Partners                              0.0000
                                    ------------------
Total                               100.00    100.0000
                                    ==================


                                      Version: 4.18


                                   Ownership

                             PROJECT THROUGHBRED
                          Long-Term Diveidend Model


BLP Holdings
--------------------------------------------------------------------------------
                                Shares      Per Share       Value
                              --------------------------------------
BUL A                           8,787.00      120.23    1,056,440.39
FEB                           204,053.00       53.77   10,971,179.44
                                                       -------------
                                                       12,027,619.83


Divest to BLC
--------------------------------------------------------------------------------
BUL A                           8,787.00      120.23    1,056,440.39
FEB                           170,394.00       53.77    9,161,458.78
                                                       -------------
                                                       10,217,899.17      84.95%


Divest To RCB/WEBCO
--------------------------------------------------------------------------------
BUL A                               0.00      120.23            0.00
FEB                            33,659.00       53.77    1,809,720.65
                                                       -------------
                                                        1,809,720.65      15.05%






                               BLP Liquidation

                             PROJECT THROUGHBRED
                           Long-Term Dividend Model




Current Ownership               BLC                             BUL                             FEB
----------------------          ----------------------          ---------------------           ----------------------
                                Shares         Pct.             Shares         Pct.             Shares         Pct.
                                ----------------------          ---------------------           ----------------------
Outsiders
---------
Edward McLaughlin                               0.0000          6,798.00       1.7590                              0.0000
Cede & Co.                        4,365.00      3.6181          5,671.00       1.4674            63,921.00        10.6765
Della & Co.                       2,416.15      2.0027                         0.0000                              0.0000
Martin Nelson & Assoc               100.00      0.0829            100.00       0.0259                              0.0000
All Other Outsiders               5,981.17      4.9577         16,436.00       4.2529            68,499.00        11.4411
                                 ---------------------         ----------------------           -------------------------
                                 12,862.32     10.6615         29,005.00       7.5051           132,420.00        22.1176
Insiders
---------
Russell Best                      1,686.00      1.3975          2,127.00       0.5504           146,970.00        24.5478
Mariea Best                           1.00      0.0008              1.00       0.0003                 1.00         0.0002
                                 ---------------------         ----------------------           -------------------------
                                  1,687.00      1.3983          2,128.00       0.5506           146,971.00        24.5479

Stock Bonus Plan                 10,537.19      8.7342         27,262.00       7.0541                              0.0000

Best Lock Corp                                  0.0000         28,074.00       7.2642           319,319.00        53.3345

Best Universal Lock              95,556.34     79.2060                         0.0000                              0.0000

Frank E. Best                                   0.0000        300,000.00      77.6259                              0.0000

Best Lock Partners                                                  0.00       0.0000                 0.00         0.0000

                                ----------------------        -----------------------           -------------------------
Total                           120,642.85    100.0000        386,469.00     100.0000           598,710.00       100.0000
                                ======================        =======================           =========================



                                    BLP
                                    ------------------
                                    Shares       Pct.
                                    ------------------
Outsiders
---------
Edward McLaughlin                               0.0000
Cede & Co.                                      0.0000
Della & Co.                                     0.0000
Martin Nelson & Assoc                           0.0000
All Other Outsiders                             0.0000
                                     -----------------
                                      0.00      0.0000
Insiders
--------
Russell Best                          0.00      0.0000
Mariea Best                                     0.0000
                                     -----------------
                                      0.00      0.0000

Stock Bonus Plan                                0.0000

Best Lock Corp                        0.00      0.0000

Best Universal Lock                             0.0000

Frank E. Best                                   0.0000

Best Lock Partners                              0.0000

                                     -----------------
                                      0.00      0.0000
                                     =================



                                     Version:     41.8

                         Ownership - BLP Liquidation

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


FEB Ownership
(All Figures Are Post-BLP Liquidation)                                        RCB/WEBCO
                                                                              Purchase @        Adjusted
                                                Shares         Pct.             53.61           Shares         Pct.
                                                -----------------------       ----------        ------------------------
Outsiders
---------
Edward McLaughlin                                     0.00        0.00                                  0.00         0.00
Cede & Co.                                       63,921.00       10.68                             63,921.00        10.68
Della & Co.                                           0.00        0.00                                  0.00         0.00
Martin Nelson & Assoc                                 0.00        0.00                                  0.00         0.00
All Other Outsiders                              68,499.00       11.44                             68,499.00        11.44
                                                ----------------------                            -----------------------
                                                132,420.00       22.12                            132,420.00        22.12
Insiders
---------
Russell Best                                    146,970.00       24.55           23,000.00        169,970.00        28.39
Mariea Best                                           1.00        0.00                                  1.00         0.00
                                                ----------------------                            -----------------------
                                                146,971.00       24.55                            169,971.00        28.39

Stock Bonus Plan                                      0.00        0.00                                  0.00         0.00

Best Lock Corp                                  319,319.00       53.33          (23,000.00)       296,319.00        49.49

Best Universal Lock                                   0.00        0.00                                  0.00         0.00

Frank E. Best                                         0.00        0.00                                  0.00         0.00

Best Lock Partners                                    0.00        0.00                                  0.00         0.00
                                                ----------------------          -------------     -----------------------
Total                                           598,710.00      100.00                0.00        598,710.00       100.00
                                                ======================          =============     =======================

Adjustment to BLC Value                          Amount
------------------------                     -------------
Value of BLC                                 40,810,000.00
                                             -------------
FEB Proceeds                                  1,233,133.58
FEB Basis                    29.36              675,280.00
                                             -------------
FEB Taxable Gain                                557,853.58

Taxes Paid                      43%             239,877.04
                                             -------------
Net Cash Retained                               993,256.54
                                             -------------
Adjusted BLC Value                           41,803,256.54





                             WEBCO Purchase of FEB

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model



Current Ownership             BLC                            BUL                              FEB
-----------------             ----------------------       --------------------------         --------------------------
                              Shares         Pct.            Shares         Pct.              Shares          Pct.
                              ----------------------       --------------------------         --------------------------
Outsiders
---------
Edward McLaughlin                             0.0000         6,798.00          1.7590                0.00         0.0000
Cede & Co.                      4,365.00      3.6181         5,671.00          1.4674           63,921.00        10.6765
Della & Co.                     2,416.15      2.0027                           0.0000                0.00         0.0000
Martin Nelson & Assoc             100.00      0.0829           100.00          0.0259                0.00         0.0000
All Other Outsiders             5,981.17      4.9577        16,436.00          4.2529           68,499.00        11.4411
                              ----------------------       --------------------------         --------------------------
                               12,862.32     10.6615        29,005.00          7.5051          132,420.00        22.1176
Insiders
---------
Russell Best                    1,686.00      1.3975         2,127.00          0.5504          169,970.00        28.3894
Mariea Best                         1.00      0.0008             1.00          0.0003                1.00         0.0002
                              ----------------------       --------------------------         --------------------------
                                1,687.00      1.3983         2,128.00          0.5506          169,971.00        28.3895

Stock Bonus Plan               10,537.19      8.7342        27,262.00          7.0541                0.00         0.0000

Best Lock Corp                                0.0000        28,074.00          7.2642          296,319.00        49.4929

Best Universal Lock            95,556.34     79.2060                           0.0000                0.00         0.0000

Frank E. Best                                 0.0000       300,000.00         77.6259                0.00         0.0000

Best Lock Partners                                               0.00          0.0000                0.00         0.0000
                              ----------------------       --------------------------          -------------------------
Total                         120,642.85    100.0000       386,469.00        100.0000          598,710.00       100.0000
                              ======================       ==========================          =========================


                                    BLP
                                    ----------------
                                    Shares      Pct.
                                    ----------------
Outsiders
---------
Edward McLaughlin                             0.0000
Cede & Co.                                    0.0000
Della & Co.                                   0.0000
Martin Nelson & Assoc                         0.0000
All Other Outsiders                           0.0000
                                    ----------------
                                    0.00      0.0000
Insiders
---------
Russell Best                        0.00      0.0000
Mariea Best                                   0.0000
                                    0.00      0.0000
                                    ----------------
Stock Bonus Plan                              0.0000

Best Lock Corp                      0.00      0.0000

Best Universal Lock                           0.0000

Frank E. Best                                 0.0000

Best Lock Partners                            0.0000
                                    ----------------
Total                               0.00      0.0000
                                    ================



                                    Version:    41.8




                             Ownership-Post WEBCO

                              PROJECT THOROUGHBRED
                           Long-Term Dividend Model

BLC Dividend Paid                   100.00                               BUL Dividend Rec'd      (From BLC)               79.21
Corporate Tax Exclusion     80%     ======                               Administrative Expenses                 1%        0.50
Corporate Tax Rate          43%                                                                                           -----
Effective Tax Rate                       9%                              Taxable Income                                   78.70
                                                                         Corporate Tax Exclusion                80%
                                                                         Corporate Tax Rate                     40%
                                                                         Corporate Taxes Paid                              6.30
                                                                                                                          -----

                                                                         BUL Dividend Paid                                72.41
                                                                                                                          =====
BLC Shareholders                                                         BUL Shareholders
---------------------------------------------------------------          ---------------------------------------------------------
                            Shares         Pct.        Dividend                                      Shares       Pct.   Dividend
                            -----------------------------------                                    -------------------------------
Outsiders                                                                Outsiders
                                  0.00      0.0000       0.00                                        6,798.00      1.7590    1.27
                              4,365.00      3.6181       3.62                                        5,671.00      1.4674    1.06
                              2,416.15      2.0027       2.00                                            0.00      0.0000    0.00
                                100.00      0.0829       0.08                                          100.00      0.0259    0.02
                              5,981.17      4.9577       4.96                                       16,436.00      4.2529    3.08
                            ---------------------------------                                      ------------------------------
                             12,862.32     10.6615      10.66                                       29,005.00      7.5051    5.43
Insiders                                                                 Insiders
                              1,686.00      1.3975       1.40                                        2,127.00      0.5504    0.40
                                  1.00      0.0008       0.00                                            1.00      0.0003    0.00
                            ---------------------------------                                      ------------------------------
                              1,687.00      1.3983       1.40                                        2,128.00      0.5506    0.40

Stock Bonus Plan             10,537.19      8.7342       8.73            Stock Bonus Plan           27,262.00      7.0541    5.11

Best Lock Corp                    0.00      0.0000       0.00            Best Lock Corp             28,074.00      7.2642    5.26

Best Universal Lock          95,556.34     79.2060      79.21            Best Universal Lock             0.00      0.0000    0.00

Frank E. Best                     0.00      0.0000       0.00            Frank E. Best             300,000.00     77.6259   56.21

Best Lock Partners                0.00      0.0000       0.00            Best Lock Partners              0.00      0.0000    0.00
                                                                                                   ------------------------------
                            ---------------------------------            Total                     386,469.00    100.0000   72.41
Total                       120,642.85    100.0000   100.0000                                      ==============================




                                BLC & BUL FLOWS

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

FEB Dividends Rec'd       (From BUL)                      56.21        BLP Dividends Rec'd       (From FEB)         0.00
Administrative Expenses                           1%       0.36                                  (From BUL)         0.00
                                                          -----                                                     ----
Taxable Income                                            55.85                                                     0.00
Corporate Tax Exclusion                          80%                   Administrative Expenses            0%        0.00
Corporate Tax Rate                               40%                                                                ----
Corporate Taxes Paid                                       4.47        Taxable Income                               0.00
                                                          -----        Corporate Tax Exclusion          100%
FEB Dividend Paid                                         51.38        Corporate Tax Rate                 0%
                                                          =====        Corporate Taxes                                 0
                                                                                                                    ----
                                                                       BLP Dividend Paid                            0.00
                                                                                                                    ====

FEB Shareholders                                                       BLP Shareholders
-----------------------------------------------------------------      -----------------------------------------------------------
                             Shares         Pct.        Dividend                              Shares         Pct.         Dividend
                           --------------------------------------                             ------------------------------------
Outsiders                                                              Outsiders
                                 0.00      0.0000            0.00                             0.00         0.0000          0.00
                            63,921.00     10.6765            5.49                             0.00         0.0000          0.00
                                 0.00      0.0000            0.00                             0.00         0.0000          0.00
                                 0.00      0.0000            0.00                             0.00         0.0000          0.00
                            68,499.00     11.4411            5.88                             0.00         0.0000          0.00
                           --------------------------------------                             ---------------------------------
                           132,420.00     22.1176           11.36                             0.00         0.0000          0.00
Insiders                                                               Insiders
                           169,970.00     28.3894           14.59                             0.00         0.0000          0.00
                                 1.00      0.0002            0.00                             0.00         0.0000          0.00
                           --------------------------------------                             ---------------------------------
                           169,971.00     28.3895           14.59                             0.00         0.0000          0.00

Stock Bonus Plan                 0.00      0.0000            0.00      Stock Bonus Plan       0.00         0.0000          0.00

Best Lock Corp             296,319.00     49.4929           25.43      Best Lock Corp         0.00         0.0000          0.00

Best Universal Lock              0.00      0.0000            0.00      Best Universal Lock    0.00         0.0000          0.00

Frank E. Best                    0.00      0.0000            0.00      Frank E. Best          0.00         0.0000          0.00

Best Lock Partners               0.00      0.0000            0.00      Best Lock Partners     0.00         0.0000          0.00
                           --------------------------------------                             ---------------------------------
                           598,710.00    100.0000           51.38                             0.00         0.0000          0.00




                                FEB & BLP FLOWS

                              PROJECT THOROUGHBRED
                           Long-Term Dividend Model



Dividends Retained                   BLC                     BUL            FEB            BLP         Total Dividends
------------------                   ----                    ----           ----           ----        ----------------
Outsiders
---------
Edward McLaughlin                      0.00                  1.27             0.00           0.00              1.27
Cede & Co.                             3.62                  1.06             5.49           0.00             10.17
Della & Co.                            2.00                  0.00             0.00           0.00              2.00
Martin Nelson & Assoc.                 0.08                  0.02             0.00           0.00              0.10
All Other Outsiders                    4.96                  3.08             5.88           0.00             13.92
                                      -----                 -----            -----          -----             -----
                                      10.66                  5.43            11.36           0.00             27.46

Insiders
--------
Russell Best                           1.40                  0.40            14.59           0.00             16.38
Mariea Best                            0.00                  0.00             0.00           0.00              0.00
                                      -----                 -----            -----          -----             -----
                                       1.40                  0.40            14.59           0.00             16.38

Stock Bonus Plan                       8.73                  5.11             0.00           0.00             13.84

Best Lock Corp                         0.00                  5.26            25.43           0.00             30.69

Best Universal Lock                    0.00                  0.00             0.00           0.00              0.00

Frank E. Best                          0.00                  0.00             0.00           0.00              0.00

Best Lock Partners                     0.00                  0.00             0.00           0.00              0.00
                                      -----                 -----            -----          -----             -----
Sub-Total                             20.79                 16.20            51.38           0.00             88.38

Administrative Expenses                                      0.50             0.36           0.00              0.86

Corporate Taxes Paid                                         6.30             4.47           0.00             10.76
                                      -----                 -----            -----          -----            ------
Total Payments                        20.79                 22.50            55.85           0.00            100.00
                                      =====                 =====            =====           ====            ======





                               Dividend Summary
                                    Page 8

                              PROJECT THOROUGHBRED
                            Long-Term Dividend Model


Cumulative               Initial                %                %
Distribution             Dividend          Initial Div     TOT Dividend
------------             --------          -----------     ------------
Outsiders
Edward McLaughlin            1.27               1.27           1.77
Cede & Co.                  10.17              10.17          14.13
Della & Co.                  2.00               2.00           2.78
Martin Nelson & Assoc.       0.10               0.10           0.14
All Other Outsiders         13.92              13.92          19.34
                           ------             ------         ------
                            27.46              27.46          38.17
Insiders
Russell Best                16.38              16.38          22.77
Mareia Best                  0.00               0.00           0.00
                           ------             ------         ------
                            16.38              16.38          22.77

Stock Bonus Plan            13.84              13.84          19.24

Best Lock Corp              30.69              30.69           0.00

Best Universal Lock          0.00               0.00           0.00

Frank E. Best                0.00               0.00           0.00

Best Lock Partners           0.00               0.00           0.00
                           ------             ------         ------
Sub-Total                   88.38              88.38          80.17

Administrative Expenses      0.86               0.86           1.20

Corporate Taxes Paid        10.76              10.76          18.63
                           ------             ------         ------
Total                      100.00             100.00         100.00
                           ======             ======         ======

------------------
Note:

For Shareholders
Where DIV is the initial dividend percent for each owner, and BLC is the dividend percent returned to BLC, and TR is BLC's Effective Tax Rate
TOT is the percent of cumulative dividends received by each owner in a continuous payment loop

TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC)2+DIV((1-TR)*BLC)3...
or
TOT=DIV/(1-((1-TR)*BLC))

For Corporate Taxes

TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC)2+DIV((1-TR)*BLC)3...
+TR*BLC+TR*BLC((1-TR)*BLC)+TR*BLC((1-TR)*BLC)2+TR*BLC((1-TR)*BLC)3...
or
TOT=DIV/(1-((1-TR)*BLC)) + TR*BLC/(1-((1-TR)*BLC))


                            Cumulative Distribution
                                     Page 9

                              PROJECT THOROUGHBRED
                            Long-Term Dividend Model

BLC Operations Value                           41,803,257
                                             ============
                                                                  Shares
                                                                  ----------------------------------------------------------
Share Solutions           % TOT Dividend        Value               BLC              BUL              FEB               BLP
---------------           --------------       -------            ----------------------------------------------------------
Outsiders
---------
Edward McLaughlin                1.77          739,988.76             0.00          6,798.00              0.00          0.00
Cede & Co.                      14.13        5,906,677.89         4,365.00          5,671.00         63,921.00          0.00
Della & Co.                      2.78        1,163,600.85         2,416.15              0.00              0.00          0.00
Martin Nelson & Assoc.           0.14           59,044.69           100.00            100.00              0.00          0.00
All Other Outsiders             19.34        8,085,093.33         5,981.17         16,436.00         68,499.00          0.00
                                -----       -------------       ------------------------------------------------------------
                                38.17       15,954,405.52        12,862.32         29,005.00        132,420.00          0.00
Insiders
--------
Russell Best                    22.77        9,518,502.92         1,686.00          2,127.00        169,970.00          0.00
Mariea Best                      0.00              640.31             1.00              1.00              1.00          0.00
                                -----       -------------       ------------------------------------------------------------
                                22.77        9,519,143.23         1,687.00          2,128.00        169,971.00          0.00

Stock Bonus Plan                19.24        8,042,211.43        10,537.19         27,262.00              0.00          0.00

Best Lock Corp                   0.00                0.00             0.00         28,074.00        296,319.00          0.00
                                -----       -------------       ------------------------------------------------------------

Best Universal Lock              0.00                0.00        95,556.34              0.00              0.00          0.00

Frank E. Best                    0.00                0.00             0.00        300,000.00              0.00          0.00

Best Lock Partners               0.00                0.00             0.00              0.00              0.00          0.00
                                -----       -------------       ------------------------------------------------------------
Sub-Total                       80.17       33,515,760.18       120,642.85        386,469.00        598,710.00          0.00
                                                                ============================================================

Administrative Expenses          1.20          500,000.00

Corporate Taxes Paid            18.63        7,787,496.36

Total                          100.00       41,803,256.54
                               ======       =============


Per Share Calculations:
-----------------------
                          Value               BLC               BUL              FEB              BLP          Per Share   Entity
                         ------           ----------------------------------------------------------------------------------------
Della & Co.            1,163,600.85  =        2,416.15                                                          481.59     BLC

Edward McLaughlin        739,988.76  =                        6,798.00                                          108.85     BUL A&B

Cede & Co.             5,906,677.89  =        4,365.00        5,671.00         63,921.00          0.00
                                     =    2,102,153.31      617,310.42
                                     =    2,719,463.73
                       3,187,214.16  =                                                                           49.86     FEB

Russell Best           9,518,502.92  =        1,686.00        2,127.00        169,970.00          0.00
                                     =      811,965.75      231,532.23      8,475,004.94
                                     =    9,518,502.92
                               0.00  =                                                                            0.00     BLP


                                Share Solutions

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

                                           BLC                  481.59           BUL                 108.85
                                           ---------------------------           --------------------------
                                              Shares         Value                 Shares         Value
                                           ---------------------------           --------------------------
 Outsiders
 ---------
 Edward McLaughlin                               0.00             0.00             6,798.00      739,988.76
 Cede & Co.                                  4,365.00     2,102,153.31             5,671.00      617,310.42
 Della & Co.                                 2,416.15     1,163,600.85                 0.00            0.00
 Martin Nelson & Assoc.                        100.00        48,159.30               100.00       10,885.39
 All Other Outsiders                         5,981.17     2,880,489.42            16,436.00    1,789,122.57
                                           ---------------------------           --------------------------
                                            12,862.32     6,194,402.88            29,005.00    3,157,307.14
 Insiders
 --------
 Russell Best                                1,686.00       811,965.75             2,127.00      231,532.23
 Maria Best                                      1.00           481.59                 1.00          108.85
                                           ---------------------------           --------------------------
                                             1,687.00       812,447.34             2,128.00      231,641.08

 Stock Bonus Plan                           10,537.19     5,074,636.62            27,262.00    2,967,574.81

 Best Lock Corp                                  0.00             0.00            28,074.00    3,055,964.17

 Best Universal Lock                        95,556.34    46,019,261.49                 0.00            0.00

 Frank E. Best                                   0.00             0.00           300,000.00   32,656,167.66

 Best Lock Partners                              0.00             0.00                 0.00            0.00
                                           ---------------------------           --------------------------
                                                                  0.00
 Sub-Total                                 120,642.85    58,100,748.33           386,469.00   42,068,654.86
                                           ==========                            ==========

 Administrative Expenses                                                                         292,462.73

 Corporate Taxes Paid                                     1,533,462.03                         3,658,143.90

 Total Outflows                                          59,634,210.35                        46,019,261.49
                                                         =============                        =============


 Less: Intercompany Flows

 From BLC                                                                                      46,019,261.49
 From BUL                                                 3,055,964.17
 From FEB                                                14,774,989.65
 From BLP                                                         0.00
                                                         -------------                        -------------
                                                         17,830,953.82                        46,019,261.49

Net Cash Flow                                            41,803,256.54                                 0.00

                                            FEB                  49.86               BLP               0.00         Total Value
                                           ---------------------------           --------------------------       --------------
                                             Shares          Value                 Shares         Value
                                           ---------------------------           --------------------------       --------------
 Outsiders
 ---------
 Edward McLaughlin                               0.00             0.00                 0.00            0.00           739,988.76
 Cede & Co.                                 63,921.00     3,187,214.16                 0.00            0.00         5,906,677.89
 Della & Co.                                     0.00             0.00                 0.00            0.00         1,163,600.85
 Martin Nelson & Assoc.                          0.00             0.00                 0.00            0.00            59,044.69
 All Other Outsiders                        68,499.00     3,415,481.34                 0.00            0.00         8,085,093.33
                                           ---------------------------           --------------------------       --------------
                                           132,420.00     6,602,695.50                 0.00            0.00        15,954,405.52
 Insiders
 --------
 Russell Best                              169,970.00     8,475,004.94                 0.00            0.00         9,518,502.92
 Maria Best                                      1.00            49.86                 0.00            0.00               640.31
                                           ---------------------------           --------------------------       --------------
                                           169,971.00     8,475,054.81                 0.00            0.00         9,519,143.23

 Stock Bonus Plan                                0.00             0.00                 0.00            0.00         8,042,211.43

 Best Lock Corp                            296,319.00    14,774,989.65                 0.00            0.00        17,830,953.82

 Best Universal Lock                             0.00             0.00                 0.00            0.00        46,019,261.49

 Frank E. Best                                   0.00             0.00                 0.00            0.00        32,656,167.66

 Best Lock Partners                              0.00             0.00                 0.00            0.00                 0.00
                                           ---------------------------           --------------------------       --------------

 Sub-Total                                 598,710.00    29,852,739.96                 0.00            0.00       130,022,143.15
                                           ==========                            ==========   =============

 Administrative Expenses                                    207,537.27                                 0.00           500,000.00
                                                                                              -------------
 Corporate Taxes Paid                                     2,595,890.43                                 0.00         7,787,496.36
                                                         -------------                        -------------       --------------
 Total Outflows                                          32,656,167.66                                 0.00       138,309,639.51
                                                         =============                        =============       ==============

 Less: Intercompany Flows

 From BLC                                                                                                           46,019,261.49
 From BUL                                                32,656,167.66                                 0.00         35,712,131.83
 From FEB                                                                                              0.00         14,774,989.65
 From BLP                                                                                                                    0.00
                                                         -------------                        -------------       ---------------
                                                         32,656,167.66                                 0.00        96,506,382.97

 Net Cash Flow                                                   (0.00)                                0.00        41,803,256.54



                              Shareholder Values
                                    Page 11

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model



Value of Insider Holdings
-------------------------
Russell Best                                  9,518,502.92
Mariea Best                                         640.31
                                              ------------
Total Insiders                                9,519,143.23

Value of Outsider Holdings
--------------------------
Edward McLaughlin                               739,988.76
Cede & Co.                                    5,906,677.89
Della & Co.                                   1,163,600.85
Martin Nelson & Assoc.                           59,044.69
All Other Outsiders                           8,085,093.33
                                             -------------
                                             15,954,405.52

Stock Bonus Plan                              8,042,211.43
                                             -------------

Total Outsiders                              23,996,616.95
Administrative Expenses                         500,000.00             Note: Administrative Expenses calculated as follows:

Corporate Taxes                               7,787,496.36                            BUL                35,000.00
                                             -------------                            FEB                35,000.00
                                                                                      BLP                     0.00
Total Value                                  41,803,256.54                                               ---------
                                             =============                                               70,000.00

                                                                                      Discount Rate:            19%
                                                                                      Inflation:                 5%

                                                                                      Present Value:    500,000.00





                                Value Summary
                                   Page 12

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


BUL Adjustments
--------------------------------------------------------------------

                                          BUL Price
              Shares                           108.85    % BUL Value
             ----------                   --------------------------
BUL A          86,469                       9,412,487       22.37%
BUL B         300,000                      32,656,168       77.63%
              -------                      -----------------------
              386,469                      42,068,655      100.00%

BUL A Preference                0.57
Required Equity Return          0.23
PV BUL Preference               2.48

             Adjustment        Price      Distributions  % BUL Value
             -------------------------------------------------------
BUL A Adj      1.92           110.78        9,578,834       22.77%
BUL B Adj      0.55           108.30       32,489,821       77.23%
                                           -----------------------
                                           42,068,655      100.00%



                           Adjustments for BUL A&B
                                   Page 13

                              PROJECT THOROUGHBRED
                            Long-Term Dividend Model


Current Ownership          BLC                    BUL                                  FEB                      BLP
-----------------          -----------------      ----------------------------------   -------------------      ------------
                            Shares     Pct.        Shares       Pct.      Pct. Adj.     Shares      Pct.        Shares  Pct.
                           -----------------      ----------------------------------   -------------------      ------------
Outsiders
---------
Edward McLaughlin              0.00   0.0000      6,798.00       1.7590     1.7901           0.00    0.0000     0.00  0.0000
Cede & Co.                 4,365.00   3.6181      5,671.00       1.4674     1.4933      63,921.00   10.6765     0.00  0.0000
Della & Co.                2,416.15   2.0027          0.00       0.0000     0.0000           0.00    0.0000     0.00  0.0000
Martin Nelson & Assoc        100.00   0.0829        100.00       0.0259     0.0263           0.00    0.0000     0.00  0.0000
All Other Outsiders        5,981.17   4.9577     16,436.00       4.2529     4.3280      68,499.00   11.4411     0.00  0.0000
                         -------------------    ----------------------------------     --------------------     ------------
                          12,862.32  10.6615     29,005.00       7.5051     7.6378     132,420.00   22.1176     0.00  0.0000
Insiders
--------
Russell Best               1,686.00   1.3975      2,127.00       0.5504     0.5601     169,970.00   28.3894     0.00  0.0000
Mariea Best                    1.00   0.0008          1.00       0.0003     0.0003           1.00    0.0002     0.00  0.0000
                         -------------------    ----------------------------------     --------------------     ------------
                           1,687.00   1.3983      2,128.00       0.5506     0.5604     169,971.00   28.3895     0.00  0.0000

Stock Bonus Plan          10,537.19   8.7342     27,262.00       7.0541     7.1788           0.00    0.0000     0.00  0.0000

Best Lock Corp                 0.00   0.0000     28,074.00       7.2642     7.3926     296,319.00   49.4929     0.00  0.0000

Best Universal Lock       95,556.34  79.2060          0.00       0.0000     0.0000           0.00    0.0000     0.00  0.0000

Frank E. Best                  0.00   0.0000    300,000.00      77.6259    77.2305           0.00    0.0000     0.00  0.0000

Best Lock Partners             0.00                   0.00       0.0000     0.0000           0.00    0.0000     0.00  0.0000
                         -------------------    ----------------------------------     --------------------     ------------
Total                    120,642.85 100.0000    386,469.00     100.0000   100.0000     598,710.00  100.0000     0.00  0.0000
                         ===================    ==================================     ====================     ============

                                                                                                                Version: 41.8

                               Adjusted Ownership

                              PROJECT THOROUGHBRED
                            Long-Term Dividend Model

BLC Dividend Paid                   100.00                          BUL Dividend Rec'd     (From BLC)             79.21
                                    ======                          Administrative Expenses                 1%     0.50
Corporate Tax Exclusion     80%                                                                                   -----
                                                                    Taxable Income                                78.70
Corporate Tax Rate          43%                                     Corporate Tax Exclusion                80%
Effective Tax Rate                       9%                         Corporate Tax Rate                     40%
                                                                    Corporate Taxes Paid                           6.30
                                                                                                                  -----
                                                                    BUL Dividend Paid                             72.41
                                                                                                                  =====

BLC Shareholders                                                    BUL Shareholders
---------------------------------------------------------------     --------------------------------------------------------------
                             Shares         Pct.       Dividend                               Shares      Adj. Pct.      Dividend
                          -------------------------------------                             --------------------------------------
Outsiders                                                           Outsiders
                                0.00       0.0000         0.00                               6,798.00        1.7901          1.30
                            4,365.00       3.6181         3.62                               5,671.00        1.4933          1.08
                            2,416.15       2.0027         2.00                                   0.00        0.0000          0.00
                              100.00       0.0829         0.08                                 100.00        0.0263          0.02
                            5,981.17       4.9577         4.96                              16,436.00        4.3280          3.13
                          ------------------------------------                              -------------------------------------
                           12,862.32      10.6615        10.66                              29,005.00        7.6378          5.53
Insiders                                                            Insiders
                            1,686.00       1.3975         1.40                               2,127.00        0.5601          0.41
                                1.00       0.0008         0.00                                   1.00        0.0003          0.00
                          ------------------------------------                              -------------------------------------
                            1,687.00       1.3983         1.40                               2,128.00        0.5604          0.41

Stock Bonus Plan           10,537.19       8.7342         8.73      Stock Bonus Plan        27,262.00        7.1788          5.20

Best Lock Corp                  0.00       0.0000         0.00      Best Lock Corp          28,074.00        7.3926          5.35

Best Universal Lock        95,556.34      79.2060        79.21      Best Universal Lock          0.00        0.0000          0.00

Frank E. Best                   0.00       0.0000         0.00      Frank E. Best          300,000.00       77.2305         55.92

Best Lock Partners              0.00       0.0000         0.00      Best Lock Partners           0.00        0.0000          0.00
                          ------------------------------------                             --------------------------------------
Total                     120,642.85     100.0000        100.0      Total                  386,469.00      100.0000         72.41
                          ====================================                             ======================================



                            Adjusted BCL & BUL Flows

                              PROJECT THOROUGHBRED
                            Long-Term Dividend Model

FEB Dividends Rec'd        (From BUL)         55.92                     BLP Dividends Rec'd        (From FEB)          0.00
Administrative Expenses                 1%     0.36                                                (From BUL)          0.00
                                              -----                                                                   -----
Taxable Income                                55.56                                                                    0.00
Corporate Tax Exclusion                80%                              Administrative Expenses                 0%     0.00
Corporate Tax Rate                     40%                                                                            -----
Corporate Taxes Paid                           4.45                     Taxable Income                                 0.00
                                              -----                     Corporate Tax Exclusion               100%
FEB Dividend Paid                             51.12                     Corporate Tax Rate                      0%
                                              =====                     Corporate Taxes                                0.00
                                                                                                                      =====
BLP Dividend Paid


FEB Shareholders                                                        BLP Shareholders
--------------------------------------------------------------          ----------------------------------------------------------
                                  Shares      Pct.    Dividend                                        Shares      Pct.    Dividend
                                ------------------------------                                       -----------------------------
Outsiders                                                               Outsiders
                                      0.00   0.0000     0.00                                              0.00   0.0000     0.00
                                 63,921.00  10.6765     5.46                                              0.00   0.0000     0.00
                                      0.00   0.0000     0.00                                              0.00   0.0000     0.00
                                      0.00   0.0000     0.00                                              0.00   0.0000     0.00
                                 68,499.00  11.4411     5.85                                              0.00   0.0000     0.00
                                ----------------------------                                              ----------------------
                                132,420.00  22.1176    11.31                                              0.00   0.0000     0.00
Insiders                                                                Insiders
                                169,970.00  28.3894    14.51                                              0.00   0.0000     0.00
                                      1.00   0.0002     0.00                                              0.00   0.0000     0.00
                                ----------------------------                                              ----------------------
                                169,971.00  28.3895    14.51                                              0.00   0.0000     0.00

Stock Bonus Plan                      0.00   0.0000     0.00            Stock Bonus Plan                  0.00   0.0000     0.00

Best Lock Corp                  296,319.00  49.4929    25.30            Best Lock Corp                    0.00   0.0000     0.00

Best Universal Lock                   0.00   0.0000     0.00            Best Universal Lock               0.00   0.0000     0.00

Frank E. Best                         0.00   0.0000     0.00            Frank E. Best                     0.00   0.0000     0.00

Best Lock Partners                    0.00   0.0000     0.00            Best Lock Partners                0.00   0.0000     0.00
                                ----------------------------                                              ----------------------
                                598,710.00 100.0000    51.12                                              0.00   0.0000     0.00
                                ============================                                              ======================



                           Adjusted FEB & BLP Flows
                                    Page 16

                              PROJECT THOROUGHBRED
                            Long-Term Dividend Model

Dividends Retained                              BLC               BUL                   FEB         BLP    Total Dividends
------------------                              ---               ---                   ---         ---    ---------------
Outsiders
---------
Edward McLaughlin                                0.00              1.30                 0.00        0.00         1.30
Cede & Co.                                       3.62              1.08                 5.46        0.00        10.16
Della & Co.                                      2.00              0.00                 0.00        0.00         2.00
Martin Nelson & Assoc.                           0.08              0.02                 0.00        0.00         0.10
All Other Outsiders                              4.96              3.13                 5.85        0.00        13.94
                                                -----             -----               ------       -----       ------
                                                10.66              5.53                11.31        0.00        27.50
Insiders
--------
Russell Best                                     1.40              0.41                14.51        0.00        16.32
Mariea Best                                      0.00              0.00                 0.00        0.00         0.00
                                                -----             -----               ------       -----       ------
                                                 1.40              0.41                14.51        0.00        16.32

Stock Bonus Plan                                 8.73              5.20                 0.00        0.00        13.93

Best Lock Corp                                   0.00              5.35                25.30        0.00        30.65

Best Universal Lock                              0.00              0.00                 0.00        0.00         0.00

Frank E. Best                                    0.00              0.00                 0.00        0.00         0.00

Best Lock Partners                               0.00              0.00                 0.00        0.00         0.00
                                                -----             -----               ------       -----       ------
Sub-Total                                       20.79             16.49                51.12        0.00        88.40

Administrative Expenses                                            0.50                 0.36        0.00         0.86

Corporate Taxes Paid                                               6.30                 4.45        0.00        10.74
                                                -----             -----               ------       -----       ------
Total Payments                                  20.79             22.78                55.56        0.00       100.00
                                                =====             =====               ======       =====       ======


                       Adjusted Cumulative Distribution

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model



Cumulative Distribution                                     Initial Dividend      % Initial Div     % TOT Dividend
------------------------                                    -----------------     -------------     --------------
Outsiders
-------------
Edward McLaughlin                                               1.30                 1.30               1.80
Cede & Co.                                                     10.16                10.16              14.11
Della & Co.                                                     2.00                 2.00               2.78
Martin Nelson & Assoc.                                          0.10                 0.10               0.14
                                                              ------               ------             ------
All Other Outsiders                                            13.94                13.94              19.37
                                                              ------               ------             ------
                                                               27.50                27.50              38.20
Insiders
-------------
Russell Best                                                   16.32                16.32              22.66
Mareia Best                                                     0.00                 0.00               0.00
                                                              ------               ------             ------
                                                               16.32                16.32              22.67

Stock Bonus Plan                                               13.93                13.93              19.35

Best Lock Corp                                                 30.65                30.65               0.00

Best Universal Lock                                             0.00                 0.00               0.00

Frank E. Best                                                   0.00                 0.00               0.00

Best Lock Partners                                              0.00                 0.00               0.00
                                                              ------               ------             ------
Sub-Total                                                      88.40                88.40              80.22

Administrative Expenses                                         0.86                 0.86               1.20

Corporate Taxes Paid                                           10.74                10.74              18.58
                                                              ------               ------             ------
Total                                                         100.00               100.00             100.00
                                                              ======               ======             ======


---------------
Note:

For Shareholders
Where DIV is the initial dividend percent for each owner, and BLC is the dividend percent returned to BLC, and TR is BLC's Effective Tax Rate
TOT is the percent of cumulative dividends received by each owner in a continuous payment loop

                                       2                3
TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC) +DIV((1-TR)*BLC)...

or

TOT=DIV/(1-((1-TR)*BLC))

For Corporate Taxes
                                       2                3

TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC) +DIV((1-TR)*BLC)...

                                                      2                   3
         +TR*BLC+TR*BLC((1-TR)*BLC)+TR*BLC((1-TR)*BLC) +TR*BLC((1-TR)*BLC)
or
TOT=DIV/(1-((1-TR)*BLC)) + TR*BLC/(1-((1-TR)*BLC))


                          Adj. Cumulative Distribution

                             PROJECT THOROUGHBRED
                          Long-Term Dividend Model



                                 --------------
BLC Operations Value                 41,803,257
                                 ==============

Share Solutions                  % TOT Dividend          Value         Shares
---------------                  --------------         -------        ------------------------------------------------
                                                                         BLC            BUL           FEB          BLP
                                                                       ------------------------------------------------
Outsiders
---------
Edward McLaughlin                    1.80            752,695.33            0.00        6,798.00          0.00      0.00
Cede & Co.                          14.11          5,898,425.42        4,365.00        5,671.00     63,921.00      0.00
Della & Co.                          2.78          1,163,046.61        2,416.15            0.00          0.00      0.00
Martin Nelson & Assoc.               0.14             59,208.66          100.00          100.00          0.00      0.00
All Other Outsiders                 19.37          8,095,313.17        5,981.17       16,436.00     68,499.00      0.00
                                 --------         -------------      --------------------------------------------------
                                    38.20         15,968,689.21       12,862.32       29,005.00    132,420.00      0.00
Insiders
--------
Russell Best                        22.66          9,474,624.36        1,686.00        2,127.00    169,970.00      0.00
Mariea Best                          0.00                641.67            1.00            1.00          1.00      0.00
                                 --------         -------------      --------------------------------------------------
                                    22.67          9,475,266.03        1,687.00        2,128.00    169,971.00      0.00

Stock Bonus Plan                    19.35          8,090,751.44       10,537.19       27,262.00          0.00      0.00

Best Lock Corp                       0.00                  0.00            0.00       28,074.00    296,319.00      0.00

Best Universal Lock                  0.00                  0.00       95,556.34            0.00          0.00      0.00

Frank E. Best                        0.00                  0.00            0.00      300,000.00          0.00      0.00

Best Lock Partners                   0.00                  0.00            0.00            0.00          0.00      0.00
                                 --------         -------------      --------------------------------------------------
Sub-Total                           80.22         33,534,706.68      120,642.85      386,469.00    598,710.00      0.00
                                                                     ==================================================
Administrative Expenses              1.20            500,000.00

Corporate Taxes Paid                18.58          7,768,549.86
                                  -------         -------------
Total                              100.00         41,803,256.54
                                  =======         =============



Per Share Calculations:
-----------------------
                           Value              BLC            BUL          FEB         BLP
                           -----            ----------------------------------------------

Della & Co.               1,163,046.61  =     2,416.15

Edward McLaughlin           752,695.33  =                   6,798.00


Cede & Co.                5,898,425.42  =     4,365.00      5,671.00      63,921.00   0.00
                                          2,101,152.03    627,910.45
                                        = 2,729,062.47
                          3,169,362.95  =

Russell Best              9,474,624.36  =     1,686.00      2,127.00     169,970.00   0.00
                                        =   811,579.00    235,507.94   8,427,537.43
                                        = 9,474,624.36
                                  0.00  =


Per Share Calculations:
-----------------------

                                   Per Share           Entity
                                   ---------           -------

Della & Co.                         481.36             BLC

Edward McLaughlin                   110.72             BUL A BUL A       86,469      9,574,112         22.77%
                                    108.25             BUL B BUL B      300,000     32,473,805         77.23%
                                   -------                                          -------------------------
Cede & Co.                            2.48                                          42,047,917        100.00%

                                     49.58             FEB
Russell Best

                                      0.00             BLP




                            Adjusted Share Solutions

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

                                                                BUL A                110.72
                               BLC               481.36         BUL B                108.25            FEB                  49.58
                            ---------------------------         ---------------------------            --------------------------
                              Shares           Value              Shares           Value                  Shares         Value
                            ---------------------------         ---------------------------            --------------------------
Outsiders
---------
Edward McLaughlin                 0.00             0.00           6,798.00       752,695.33                  0.00            0.00
Cede & Co.                    4,365.00     2,101,152.03           5,671.00       627,910.45             63,921.00    3,169,362.95
Della & Co.                   2,416.15     1,163,046.61               0.00             0.00                  0.00            0.00
Martin Nelson & Assoc.          100.00        48,136.36             100.00        11,072.31                  0.00            0.00
All Other Outsiders           5,981.17     2,879,117.40          16,436.00     1,819,844.14             68,499.00    3,396,351.63
                            ---------------------------         ---------------------------            --------------------------
                             12,862.32     6,191,452.40          29,005.00     3,211,522.23            132,420.00    6,565,714.57
Insiders
--------
Russell Best                  1,686.00       811,579.00           2,127.00       235,507.94            169,970.00    8,427,537.43
Maria Best                        1.00           481.36               1.00           110.72                  1.00           49.58
                            ---------------------------         ---------------------------            --------------------------
                              1,687.00       812,060.36           2,128.00       235,618.66            169,971.00    8,427,587.01

Stock Bonus Plan             10,537.19     5,072,219.50          27,262.00     3,018,531.95                  0.00            0.00

Best Lock Corp                    0.00             0.00          28,074.00     3,108,439.07            296,319.00   14,692,236.65

Best Universal Lock          95,556.34    45,997,341.89               0.00             0.00                  0.00            0.00

Frank E. Best                     0.00             0.00         300,000.00    32,473,804.96                  0.00            0.00

Best Lock Partners                0.00             0.00               0.00             0.00                  0.00            0.00
                            ---------------------------         ---------------------------            --------------------------
                                                   0.00
Sub-Total                   120,642.85    58,073,074.14         386,469.00    42,047,916.87            598,710.00   29,685,538.24
                            ==========                          ==========                             ==========

Administrative Expenses                                                          293,084.42                            206,915.57

Corporate Taxes Paid                       1,530,858.11                        3,656,340.60                          2,581,351.15
                                         --------------                      --------------                        --------------

Total Outflows                            59,603,932.25                       45,997,341.89                         32,473,804.96
                                         ==============                      ==============                        ==============

Less: Intercompany Flows

From BLC                                                                      45,997,341.89
From BUL                                   3,108,439.07                                                             32,473,804.96
From FEB                                  14,692,236.65
From BLP                                           0.00
                                         --------------                      --------------                        --------------
                                          17,800,675.72                       45,997,341.89                         32,473,804.96

Net Cash Flow                             41,803,256.54                                0.00                                 (0.00)


                               BLP     0.00            Total Value
                            ---------------          --------------
                             Shares   Value
                            ---------------
Outsiders
---------
Edward McLaughlin              0.00    0.00              752,695.33
Cede & Co.                     0.00    0.00            5,898,425.42
Della & Co.                    0.00    0.00            1,163,046.61
Martin Nelson & Assoc.         0.00    0.00               59,208.66
All Other Outsiders            0.00    0.00            8,095,313.17
                            ---------------          --------------
                               0.00    0.00           15,968,689.21
Insiders
--------
Russell Best                   0.00    0.00            9,474,624.36
Maria Best                     0.00    0.00                  641.67
                            ---------------          --------------
                               0.00    0.00            9,475,266.03

Stock Bonus Plan               0.00    0.00            8,090,751.44

Best Lock Corp                 0.00    0.00           17,800,675.72

Best Universal Lock            0.00    0.00           45,997,341.89

Frank E. Best                  0.00    0.00           32,473,804.96

Best Lock Partners             0.00    0.00                    0.00
                            ---------------          --------------

Sub-Total                      0.00    0.00          129,806,529.25
                            =======

Administrative Expenses                0.00              500,000.00

Corporate Taxes Paid                   0.00            7,768,549.86
                                     ------          --------------

Total Outflows                         0.00          138,075,079.10
                                     ======          ==============

Less: Intercompany Flows

From BLC                                              45,997,341.89
From BUL                               0.00           35,582,244.03
From FEB                               0.00           14,692,236.65
From BLP                                                       0.00
                                     ------          --------------
                                       0.00           96,271,822.56

Net Cash Flow                          0.00           41,803,256.54

                         Adjusted Shareholder Values

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


Value of Insider Holdings
---------------------------
Russell Best                    9,474,624.36
Mariea Best                           641.67
                              --------------
Total Insiders                  9,475,266.03

Value of Outsider Holdings
---------------------------
Edward McLaughlin                 752,695.33
Cede & Co.                      5,898,425.42
Della & Co.                     1,163,046.61
Martin Nelson & Assoc.             59,208.66
All Other Outsiders             8,095,313.17
                              --------------
                               15,968,689.21
Stock Bonus Plan                8,090,751.44
                              --------------
Total Outsiders                24,059,440.65

Administrative Expenses           500,000.00

Corporate Taxes                 7,768,549.86
                              --------------


Total Value                    41,803,256.54


                            Adjusted Value Summary
                                   Page 21

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

BLC Dividend Rec'd                                      30.69       BUL Dividend Rec'(From BLC)                   22.22
Corporate Tax Exclusion                  80%                        Administrative Expenses        1%              0.14
Corporate Tex Rate                       43%                                                                -----------
Corporate Taxes Paid                                     2.64       Taxable Income                                22.08
                                                      -------       Corporate Tax Exclusion       80%
                                                                    Corporate Tex Rate            40%
BLC Dividend Paid                                       28.05       Corporate Taxes Paid                           1.77
                                                      =======                                               -----------

                                                                    BUL Dividend Paid                             20.31
                                                                                                            ===========


BLC Shareholders                                                    BUL Shareholders
--------------------------------------------------------------      -------------------------------------------------------------
                         Shares            Pct.       Dividend                                    Shares        Pct.     Dividend
                       ---------------------------------------                                  ---------------------------------
Outsiders                                                           Outsiders
                             0.00           0.0000        0.00                                     6,798.00      1.7590      0.36
                         4,365.00           3.6181        1.01                                     5,671.00      1.4674      0.30
                         2,416.15           2.0027        0.56                                         0.00      0.0000      0.00
                           100.00           0.0829        0.02                                       100.00      0.0259      0.01
                         5,981.17           4.9577        1.39                                    16,436.00      4.2529      0.86
                       ---------------------------------------                                  ---------------------------------
                        12,862.32          10.6615        2.99                                    29,005.00      7.5051      1.52
Insiders                                                            Insiders                           0.00
                         1,686.00           1.3975        0.39                                     2,127.00      0.5504      0.11
                             1.00           0.0008        0.00                                         1.00      0.0003      0.00
                       ---------------------------------------                                  ---------------------------------
                         1,687.00           1.3983        0.39                                     2,128.00      0.5506      0.11

Stock Bonus Plan        10,537.19           8.7342        2.45      Stock Bonus Plan              27,262.00      7.0541      1.43

Best Lock Corp               0.00           0.0000        0.00      Best Lock Corp                28,074.00      7.2642      1.48

Best Universal Lock     95,556.34          79.2060       22.22      Best Universal Lock                0.00      0.0000      0.00

Frank E. Best                0.00           0.0000        0.00      Frank E. Best                300,000.00     77.6259     15.77

Best Lock Partners           0.00           0.0000        0.00      Best Lock Partners                 0.00      0.0000      0.00
                       ---------------------------------------                                  ---------------------------------

Total                  120,642.85         100.0000       28.05      Total                        386,469.00    100.0000     20.31
                       =======================================                                   ================================



                              BLC & BUL Round 2
                                   Page 22

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

FEB Dividends Rec' (From BUL)                           15.77           BLP Dividends Rec(From FEB)                       0.00
Administrative Expenses                    1%            0.10                            (From BUL)                       0.00
                                                     --------                                                         --------
Taxable Income                                          15.67                                                             0.00
Corporate Tax Exclusion                   80%                           Administrative Expenses              0%           0.00
Corporate Tax Rate                        40%                                                                         --------
Corporate Taxes Paid                                     1.25           Taxable Income                                    0.00
                                                     --------           Corporate Tax Exclusion            100%
                                                                        Corporate Tax Rate                   0%
FEB Dividend Paid                                       14.41           Corporate Taxes                                      0
                                                     ========
                                                                        BLP Dividend Paid                                 0.00
                                                                                                                      ========

FEB Shareholders                                                        BLP Shareholders
------------------------------------------------------------------      -------------------------------------------------------
                           Shares           Pct.          Dividend                             Shares          Pct.    Dividend
                         -----------------------------------------                            ---------------------------------
Outsiders                                                               Outsiders
                                 0.00           0.0000        0.00                              0.00          0.0000       0.00
                            63,921.00          10.6765        1.54                              0.00          0.0000       0.00
                                 0.00           0.0000        0.00                              0.00          0.0000       0.00
                                 0.00           0.0000        0.00                              0.00          0.0000       0.00
                            68,499.00          11.4411        1.65                              0.00          0.0000       0.00
                         -----------------------------------------                            ---------------------------------
                           132,420.00          22.1176        3.19                              0.00          0.0000       0.00
Insiders                                                                Insiders
                           169,970.00          28.3894        4.09                              0.00          0.0000       0.00
                                 1.00           0.0002        0.00                              0.00          0.0000       0.00
                         -----------------------------------------                            ---------------------------------
                           169,971.00          28.3895        4.09                              0.00          0.0000       0.00

Stock Bonus Plan                 0.00           0.0000        0.00      Stock Bonus Plan        0.00          0.0000       0.00

Best Lock Corp             296,319.00          49.4929        7.13      Best Lock Corp          0.00          0.0000       0.00

Best Universal Lock              0.00           0.0000        0.00      Best Universal Lock     0.00          0.0000       0.00

Frank E. Best                    0.00           0.0000        0.00      Frank E. Best           0.00          0.0000       0.00

Best Lock Partners               0.00           0.0000        0.00      Best Lock Partners      0.00          0.0000       0.00
                         -----------------------------------------                            ---------------------------------

                           598,710.00         100.0000       14.41                              0.00          0.0000       0.00
                         =========================================                            =================================



                              FEB & BLP Round 2
                                   Page 23

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


Dividends Retained                  BLC                    BUL                   FEB                   BLP         Total Dividends
                                  ------                  ------                ------               -------       ---------------
Outsiders
                                    0.00                    0.36                  0.00                  0.00              0.36
                                    1.01                    0.30                  1.54                  0.00              2.85
                                    0.56                    0.00                  0.00                  0.00              0.56
                                    0.02                    0.01                  0.00                  0.00              0.03
                                    1.39                    0.86                  1.65                  0.00              3.90
                                  ------                  ------                ------               -------         ---------
                                    2.99                    1.52                  3.19                  0.00              7.70
Insiders
                                    0.39                    0.11                  4.09                  0.00              4.60
                                    0.00                    0.00                  0.00                  0.00              0.00
                                  ------                  ------                ------               -------         ---------
                                    0.39                    0.11                  4.09                  0.00              4.60

Stock Bonus Plan                    2.45                    1.43                  0.00                  0.00              3.88

Best Lock Corp                      0.00                    1.48                  7.13                  0.00              8.61

Best Universal Lock                 0.00                    0.00                  0.00                  0.00              0.00

Frank E. Best                       0.00                    0.00                  0.00                  0.00              0.00

Best Lock Partners                  0.00                    0.00                  0.00                  0.00              0.00
                                  ------                  ------                ------               -------         ---------

Sub-Total                           5.83                    4.54                 14.41                  0.00             24.79

Administrative Expenses                                     0.14                  0.10                  0.00              0.24

Corporate Taxes Paid                2.64                    1.77                  1.25                  0.00              5.66
                                  ------                  ------                ------               -------         ---------

Total Payments                      8.47                    6.45                 15.77                  0.00             30.69


                           Dividend Summary Round 2
                                   Page 24

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

BLC Dividend Paid                                        8.61         BUL Dividend Rec'(From BLC)                       6.23
                                                                      Administrative Expenses              1%           0.04
Corporate Tax Exclusion                   80%                                                                    -----------
Corporate Tax Rate                        43%                         Taxable Income                                    6.19
Corporate Taxes Paid                                     0.74         Corporate Tax Exclusion             80%
                                                    ---------         Corporate Tax Rate                  40%
                                                                      Corporate Taxes Paid                              0.50
BLC Dividend Paid                                        7.87                                                    -----------
                                                    =========
                                                                      BUL Dividend Paid                                 5.70
                                                                                                                 ===========


BLC Shareholders                                                      BUL Shareholders
-----------------------------------------------------------------     ------------------------------------------------------------
                          Shares           Pct.          Dividend                                  Shares        Pct.     Dividend
                          ---------------------------------------                                 --------------------------------
Outsiders                                                             Outsiders
                                0.00           0.0000        0.00                                    6,798.00     1.7590      0.10
                            4,365.00           3.6181        0.28                                    5,671.00     1.4674      0.08
                            2,416.15           2.0027        0.16                                        0.00     0.0000      0.00
                              100.00           0.0829        0.01                                      100.00     0.0259      0.00
                            5,981.17           4.9577        0.39                                   16,436.00     4.2529      0.24
                          ---------------------------------------                                 --------------------------------
                           12,862.32          10.6615        0.84                                   29,005.00     7.5051      0.43
Insiders                                                              Insiders
                            1,686.00           1.3975        0.11                                    2,127.00     0.5504      0.03
                                1.00           0.0008        0.00                                        1.00     0.0003      0.00
                          ---------------------------------------                                 --------------------------------
                            1,687.00           1.3983        0.11                                    2,128.00     0.5506      0.03

Stock Bonus Plan           10,537.19           8.7342        0.69     Stock Bonus Plan              27,262.00     7.0541      0.40

Best Lock Corp                  0.00           0.0000        0.00     Best Lock Corp                28,074.00     7.2642      0.41

Best Universal Lock        95,556.34          79.2060        6.23     Best Universal Lock                0.00     0.0000      0.00

Frank E. Best                   0.00           0.0000        0.00     Frank E. Best                300,000.00    77.6259      4.42

Best Lock Partners              0.00           0.0000        0.00     Best Lock Partners                 0.00     0.0000      0.00
                          ---------------------------------------                                 --------------------------------

Total                     120,642.85         100.0000        7.87     Total                        386,469.00   100.0000      5.70
                          =======================================                                 ================================




                              BLC & BUL Round 3
                                   Page 25

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


FEB Dividends Rec' (From BUL)                            4.42                  BLP Dividends Rec(From FEB)                  0.00
Administrative Expenses                    1%            0.03                                   (From BUL)                  0.00
                                                     --------                                                          ---------
Taxable Income                                           4.39                                                               0.00
Corporate Tax Exclusion                   80%                                  Administrative Expenses         0%           0.00
Corporate Tax Rate                        40%                                                                          ---------
Corporate Taxes Paid                                     0.35                  Taxable Income                               0.00
                                                     --------                  Corporate Tax Exclusion       100%
                                                                               Corporate Tax Rate              0%
FEB Dividend Paid                                        4.04                  Corporate Taxes                                 0
                                                     ========
                                                                               BLP Dividend Paid                            0.00
                                                                                                                       =========

FEB Shareholders                                                               BLP Shareholders
-------------------------------------------------------------------------      ----------------------------------------------------
                          Shares           Pct.          Dividend                                 Shares          Pct.     Dividend
                         ----------------------------------------                                ----------------------------------
Outsiders                                                                      Outsiders
                                0.00           0.0000        0.00                                   0.00          0.0000       0.00
                           63,921.00          10.6765        0.43                                   0.00          0.0000       0.00
                                0.00           0.0000        0.00                                   0.00          0.0000       0.00
                                0.00           0.0000        0.00                                   0.00          0.0000       0.00
                           68,499.00          11.4411        0.46                                   0.00          0.0000       0.00
                         ----------------------------------------                                ----------------------------------
                          132,420.00          22.1176        0.89                                   0.00          0.0000       0.00
Insiders
                          169,970.00          28.3894        1.15                                   0.00          0.0000       0.00
                                1.00           0.0002        0.00                                   0.00          0.0000       0.00
                         ----------------------------------------                                ----------------------------------
                          169,971.00          28.3895        1.15                                   0.00          0.0000       0.00

Stock Bonus Plan                0.00           0.0000        0.00                                   0.00          0.0000       0.00

Best Lock Corp            296,319.00          49.4929        2.00                                   0.00          0.0000       0.00

Best Universal Lock             0.00           0.0000        0.00                                   0.00          0.0000       0.00

Frank E. Best                   0.00           0.0000        0.00                                   0.00          0.0000       0.00

Best Lock Partners              0.00           0.0000        0.00                                   0.00          0.0000       0.00
                         ----------------------------------------                                ----------------------------------

                          598,710.00         100.0000        4.04                                   0.00          0.0000       0.00
                         ========================================                                ==================================




                              FEB & BLP Round 3

                             Project Thoroughbred
                           Long-Term Dividend Model

Dividends Retained              BLC             BUL                        FEB              BLP     Total Dividends
                                ---             ---                        ---              ---     ---------------
Outsiders
                                0.00            0.10                       0.00             0.00          0.10
                                0.28            0.08                       0.43             0.00          0.80
                                0.16            0.00                       0.00             0.00          0.16
                                0.01            0.00                       0.00             0.00          0.01
                                0.39            0.24                       0.46             0.00          1.09
                                ----            ----                       ----             ----          ----
                                0.84            0.43                       0.89             0.00          2.16
Insiders
                                0.11            0.03                       1.15             0.00          1.29
                                0.00            0.00                       0.00             0.00          0.00
                                ----            ----                       ----             ----          ----
                                0.11            0.03                       1.15             0.00          1.29

Stock Bonus Plan                0.69            0.40                       0.00             0.00          1.09

Best Lock Corp                  0.00            0.41                       2.00             0.00          2.41

Best Universal Lock             0.00            0.00                       0.00             0.00          0.00

Frank E. Best                   0.00            0.00                       0.00             0.00          0.00

Best Lock Partners              0.00            0.00                       0.00             0.00          0.00
                                ----            ----                       ----             ----          ----

Sub-Total                       1.64            1.27                       4.04             0.00          6.95

Administrative Expense                          0.04                       0.03             0.00          0.07

Corporate Taxes Paid            0.74            0.50                       0.35                0          1.59
                                ----            ----                       ----             ----          ----

Total Payments                  2.38            1.81                       4.42             0.00          8.61

                           Dividend Summary Round 3
                                   Page 27

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

BLC Dividend Paid                          2.41            BUL Dividend Rec'd (From BLC)                       1.75
                                                           Administrative Expenses                  1%         0.01
                                                                                                               ----
Corporate Tax Exclusion           80%                      Taxable Income                                      1.74
Corporate Tex Rate                43%                      Corporate Tax Exclusion                 80%
Corporate Taxes Paid                       0.21            Corporate Tex Rate                      40%
                                           ----
                                                           Corporate Taxes Paid                                0.14
                                                                                                               ----
BLC Dividend Paid                          2.21
                                           ====
                                                           BUL Dividend Paid                                   1.60
                                                                                                               ====
BLC Shareholders                                           BUL Shareholders
--------------------------------------------------------   -------------------------------------------------------------------------
                          Shares        Pct.    Dividend                                               Shares      Pct.    Dividend
                          ------------------------------                                               ----------------------------
Outsiders                                                  Outsiders
                                0.00     0.0000    0.00                                                 6,798.00    1.7590    0.03
                            4,365.00     3.6181    0.08                                                 5,671.00    1.4674    0.02
                            2,416.15     2.0027    0.04                                                     0.00    0.0000    0.00
                              100.00     0.0829    0.00                                                   100.00    0.0259    0.00
                            5,981.17     4.9577    0.11                                                16,436.00    4.2529    0.07
                          -----------------------------                                                ---------------------------
                           12,862.32    10.6615    0.24                                                29,005.00    7.5051    0.12
Insiders                                                   Insdiers
                            1,686.00     1.3975    0.03                                                 2,127.00    0.5504    0.01
                                1.00     0.0008    0.00                                                     1.00    0.0003    0.00
                          -----------------------------                                                ---------------------------
                            1,687.00     1.3983    0.03                                                 2,128.00    0.5506    0.01

Stock Bonus Plan           10,537.19     8.7342    0.19    Stock Bonus Plan                            27,262.00    7.0541    0.11

Best Lock Corp                  0.00     0.0000    0.00    Best Lock Corp                              28,074.00    7.2642    0.12

Best Universal Lock        95,556.34    79.2060    1.75    Best Universal Lock                              0.00    0.0000    0.00

Frank E. Best                   0.00     0.0000    0.00    Frank E. Best                              300,000.00   77.6259    1.24

Best Lock Partners              0.00     0.0000    0.00    Best Lock Partners                               0.00    0.0000    0.00
                          -----------------------------                                                ---------------------------

Total                     120,642.85   100.0000    2.21    Total                                      386,469.00  100.0000    1.60

                              BLC & BUL Round 4
                                   Page 28

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

FEB Dividends Rec (From BUL)               1.24              BLP Dividends Rec'd       (From FEB)                       0.00
Administrative Expenses            1%      0.01                                        (From BUL)                       0.00
                                           ----                                                                         ----
Taxable Income                             1.23                                                                         0.00
Corporate Tax Exclusion           80%                        Administrative Expenses                           0%       0.00
Corporate Tax Rate                40%                        Taxable Income                                             0.00
Corporate Taxes Paid                       0.10              Corporate Tax Exclusion                         100%
                                           ----
                                                             Corporate Tax Rate                                0%
FEB Dividend Paid                          1.13              Corporate Taxes                                               0
                                           ====
                                                             BLP Dividend Paid                                          0.00
                                                                                                                        ====
FEB Shareholders                                             BLP Shareholders
---------------------------------------------------------    -----------------------------------------------------------------------
                          Shares        Pct.    Dividend                                                   Shares   Pct.    Dividend
                          -------------------------------                                                  -------------------------
Outsiders                                                    Outsiders
                                0.00     0.0000    0.00                                                     0.00    0.0000     0.00
                           63,921.00    10.6765    0.12                                                     0.00    0.0000     0.00
                                0.00     0.0000    0.00                                                     0.00    0.0000     0.00
                                0.00     0.0000    0.00                                                     0.00    0.0000     0.00
                           68,499.00    11.4411    0.13                                                     0.00    0.0000     0.00
                          -----------------------------                                                     -----------------------
                          132,420.00    22.1176    0.25                                                     0.00    0.0000     0.00
Insiders
                          169,970.00    28.3894    0.32                                                     0.00    0.0000     0.00
                                1.00     0.0002    0.00                                                     0.00    0.0000     0.00
                          -----------------------------                                                     -----------------------
                          169,971.00    28.3895    0.32                                                     0.00    0.0000     0.00

Stock Bonus Plan                0.00     0.0000    0.00                                                     0.00    0.0000     0.00

Best Lock Corp            296,319.00    49.4929    0.56                                                     0.00    0.0000     0.00

Best Universal Lock             0.00     0.0000    0.00                                                     0.00    0.0000     0.00

Frank E. Best                   0.00     0.0000    0.00                                                     0.00    0.0000     0.00

Best Lock Partners              0.00     0.0000    0.00                                                     0.00    0.0000     0.00
                          -----------------------------                                                     -----------------------

                          598,710.00   100.0000    1.13                                                     0.00    0.0000     0.00
                          =============================                                                     =======================


                              FEB & BLP Round 4
                                   Page 29

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


Dividends Retained                     BLC             BUL                    FEB                   BLP     Total Dividends
                                       ---             ---                    ---                   ---     ---------------
Outsiders
                                       0.00            0.03                   0.00                  0.00          0.03
                                       0.08            0.02                   0.12                  0.00          0.22
                                       0.04            0.00                   0.00                  0.00          0.04
                                       0.00            0.00                   0.00                  0.00          0.00
                                       0.11            0.07                   0.13                  0.00          0.31
                                       ----            ----                   ----                  ----          ----
                                       0.24            0.12                   0.25                  0.00          0.61
Insiders
                                       0.03            0.01                   0.32                  0.00          0.36
                                       0.00            0.00                   0.00                  0.00          0.00
                                       ----            ----                   ----                  ----          ----
                                       0.03            0.01                   0.32                  0.00          0.36

Stock Bonus Plan                       0.19            0.11                   0.00                  0.00          0.31

Best Lock Corp                         0.00            0.12                   0.56                  0.00          0.68

Best Universal Lock                    0.00            0.00                   0.00                  0.00          0.00

Frank E. Best                          0.00            0.00                   0.00                  0.00          0.00

Best Lock Partners                     0.00            0.00                   0.00                  0.00          0.00
                                       ----            ----                   ----                  ----          ----

Sub-Total                              0.46            0.36                   1.13                  0.00          1.95

Administrative Expenses                                0.01                   0.01                  0.00          0.02

Corporate Taxes Paid                   0.21            0.14                   0.10                     0          0.45
                                       ----            ----                   ----                  ----          ----

Total Payments                         0.67            0.51                   1.24                  0.00          2.41
                                       ====            ====                   ====                  ====          ====



                           Dividend Summary Round 4
                                   Page 30

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

BLC Dividend Paid                        0.68           BUL Dividend Rec'd          (From BLC)                    0.49
                                                        Administrative Expenses                        1%         0.00
                                                                                                                  ----
Corporate Tax Exclusion         80%                     Taxable Income                                            0.49
Corporate Tex Rate              43%                     Corporate Tax Exclusion                       80%
Corporate Taxes Paid                     0.06           Corporate Tex Rate                            40%
                                         ----
                                                        Corporate Taxes Paid                                      0.04
                                                                                                                  ----
BLC Dividend Paid                        0.62
                                         ====
                                                        BUL Dividend Paid                                         0.45
                                                                                                                  ====
BLC Shareholders                                        BUL Shareholders
----------------------------------------------------    ----------------------------------------------------------------------------
                      Shares        Pct.    Dividend                                                   Shares      Pct.    Dividend
                      ------------------------------                                                   ----------------------------
Outsiders                                               Outsiders
                            0.00     0.0000    0.00                                                      6,798.00    1.7590    0.01
                        4,365.00     3.6181    0.02                                                      5,671.00    1.4674    0.01
                        2,416.15     2.0027    0.01                                                          0.00    0.0000    0.00
                          100.00     0.0829    0.00                                                        100.00    0.0259    0.00
                        5,981.17     4.9577    0.03                                                     16,436.00    4.2529    0.02
                      -----------------------------                                                     ---------------------------
                       12,862.32    10.6615    0.07                                                     29,005.00    7.5051    0.03
Insiders                                                Insdiers
                        1,686.00     1.3975    0.01                                                      2,127.00    0.5504    0.00
                            1.00     0.0008    0.00                                                          1.00    0.0003    0.00
                      -----------------------------                                                     ---------------------------
                        1,687.00     1.3983    0.01                                                      2,128.00    0.5506    0.00

Stock Bonus Plan       10,537.19     8.7342    0.05     Stock Bonus Plan                                27,262.00    7.0541    0.03

Best Lock Corp              0.00     0.0000    0.00     Best Lock Corp                                  28,074.00    7.2642    0.03

Best Universal Lock    95,556.34    79.2060    0.49     Best Universal Lock                                  0.00    0.0000    0.00

Frank E. Best               0.00     0.0000    0.00     Frank E. Best                                  300,000.00   77.6259    0.35

Best Lock Partners          0.00     0.0000    0.00     Best Lock Partners                                   0.00    0.0000    0.00
                      -----------------------------                                                     ---------------------------

Total                 120,642.85   100.0000    0.62     Total                                          386,469.00  100.0000    0.45
                      =============================                                                    ============================


                              BLC & BUL Round 5
                                   Page 31

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

FEB Divi(From BUL)                         0.35             BLP Dividends Rec'd       (From FEB)                         0.00
Administrative Expenses            1%      0.00                                       (From BUL)                         0.00
                                           ----                                                                          ----
Taxable Income                             0.35                                                                          0.00
Corporate Tax Exclusion           80%                       Administrative Expenses                           0%         0.00
                                                                                                                         ----
Corporate Tax Rate                40%                       Taxable Income                                               0.00
Corporate Taxes Paid                       0.03             Corporate Tax Exclusion                         100%
                                           ----
                                                            Corporate Tax Rate                                0%
FEB Dividend Paid                          0.32             Corporate Taxes                                                 0
                                           ====
                                                            BLP Dividend Paid                                            0.00
                                                                                                                         ====
FEB Shareholders                                            BLP Shareholders
--------------------------------------------------------    ------------------------------------------------------------------------
                          Shares        Pct.    Dividend                                                 Shares   Pct.    Dividend
                          ------------------------------                                                 -------------------------
Outsiders                                                   Outsiders
                                0.00     0.0000    0.00                                                    0.00     0.0000     0.00
                           63,921.00    10.6765    0.03                                                    0.00     0.0000     0.00
                                0.00     0.0000    0.00                                                    0.00     0.0000     0.00
                                0.00     0.0000    0.00                                                    0.00     0.0000     0.00
                           68,499.00    11.4411    0.04                                                    0.00     0.0000     0.00
                          -----------------------------                                                    ------------------------
                          132,420.00    22.1176    0.07                                                    0.00     0.0000     0.00
Insiders
                          169,970.00    28.3894    0.09                                                    0.00     0.0000     0.00
                                1.00     0.0002    0.00                                                    0.00     0.0000     0.00
                          -----------------------------                                                    ------------------------
                          169,971.00    28.3895    0.09                                                    0.00     0.0000     0.00

Stock Bonus Plan                0.00     0.0000    0.00                                                    0.00     0.0000     0.00

Best Lock Corp            296,319.00    49.4929    0.16                                                    0.00     0.0000     0.00

Best Universal Lock             0.00     0.0000    0.00                                                    0.00     0.0000     0.00

Frank E. Best                   0.00     0.0000    0.00                                                    0.00     0.0000     0.00

Best Lock Partners              0.00     0.0000    0.00                                                    0.00     0.0000     0.00
                          -----------------------------                                                    ------------------------

                          598,710.00   100.0000    0.32                                                    0.00     0.0000     0.00
                          =============================                                                    ========================

                              FEB & BLP Round 5
                                   Page 32

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

Dividends Retained                  BLC              BUL                          FEB                     BLP       Total Dividends
                                    ---              ---                          ---                     ---       ---------------
Outsiders
                                    0.00            0.01                           0.00                  0.00           0.01
                                    0.02            0.01                           0.03                  0.00           0.06
                                    0.01            0.00                           0.00                  0.00           0.01
                                    0.00            0.00                           0.00                  0.00           0.00
                                    0.03            0.02                                                 0.00           0.05
                                    ----            ----                           ----                  ----           ----
                                    0.07            0.03                           0.07                  0.00           0.17
Insiders
                                    0.01            0.00                           0.09                  0.00           0.10
                                    0.00            0.00                           0.00                  0.00           0.00
                                    ----            ----                           ----                  ----           ----
                                    0.01            0.00                           0.09                  0.00           0.10

Stock Bonus Plan                    0.05            0.03                           0.00                  0.00           0.09

Best Lock Corp                      0.00            0.03                           0.16                  0.00           0.19

Best Universal Lock                 0.00            0.00                           0.00                  0.00           0.00

Frank E. Best                       0.00            0.00                           0.00                  0.00           0.00

Best Lock Partners                  0.00            0.00                           0.00                  0.00           0.00
                                    ----            ----                           ----                  ----           ----
Sub-Total                           0.13            0.10                           0.32                  0.00           0.55

Administrative Expenses                             0.00                           0.00                  0.00           0.01

Corporate Taxes Paid                0.06            0.04                           0.03                     0           0.12
                                    ----            ----                           ----                  ----           ----

Total Payments                      0.19            0.14                           0.35                  0.00           0.68
                                    ====            ====                           ====                  ====           ====


                           Dividend Summary Round 5

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model




Value Distribution              Round One         Round Two          Round Three     Round Four     Round Five       % Value
                                ---------         ---------          -----------     ---------      ----------       -------
Outsiders
                                     1.27               0.36              0.10            0.03           0.01            1.77
                                    10.17               2.85              0.80            0.22           0.06           14.11
                                     2.00               0.56              0.16            0.04           0.01            2.78
                                     0.10               0.03              0.01            0.00           0.00            0.14
                                    13.92               3.90              1.09            0.31           0.05           19.27
                                   ------             ------            ------          ------         ------          ------
                                    27.46               7.70              2.16            0.61           0.17           38.10
Insiders
                                    16.38               4.60              1.29            0.36           0.10           22.73
                                     0.00               0.00              0.00            0.00           0.00            0.00
                                   ------             ------            ------          ------         ------          ------
                                    16.38               4.60              1.29            0.36           0.10           22.73

Stock Bonus Plan                    13.84               3.88              1.09            0.31           0.09           19.20

Best Lock Corp                      30.69               8.61              2.41            0.68           0.19            0.19

Best Universal Lock                  0.00               0.00              0.00            0.00           0.00            0.00

Frank E. Best                        0.00               0.00              0.00            0.00           0.00            0.00

Best Lock Partners                   0.00               0.00              0.00            0.00           0.00            0.00

                                   ------             ------            ------          ------         ------          ------
Sub-Total                           88.38              24.79              6.95            1.95           0.55           80.23

Administrative Expenses              0.86               0.24              0.07            0.02           0.01            1.19

Corporate Taxes Paid                10.76               5.66              1.59            0.45           0.12           18.58
                                   ------             ------            ------          ------         ------          ------
Total Payments                     100.00              30.69              8.61            2.41           0.68          100.00
                                   ======             ======            ======          ======         ======          ======




                               Exercise Summary

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model



Current Ownership                 BLC                           BUL                        FEB
-----------------                 -------------------           -----------------------    -------------------
                                  Shares         Pct.           Shares             Pct.    Shares         Pct.
                                  -------------------           -----------------------    -------------------
Outsiders
---------
Edward McLaughlin                                0.0000          6,798.00     1.7590                     0.0000
Cede & Co.                           4,365.00    3.6181          5,671.00     1.4674        63,921.00   10.6765
Della & Co.                          2,416.15    2.0027                       0.0000                     0.0000
Martin Nelson & Assoc                  100.00    0.0829            100.00     0.0259                     0.0000
All Other Outsiders                  5,981.17    4.9577         16,436.00     4.2529        68,499.00   11.4411
                                   --------------------         --------------------       --------------------
                                    12,862.32   10.6615         29,005.00     7.5051       132,420.00   22.1176
Insiders
--------
Russell Best                         1,686.00    1.3975          2,127.00     0.5504       113,311.00   18.9259
Mariea Best                              1.00    0.0008              1.00     0.0003             1.00    0.0002
                                   --------------------         --------------------       --------------------
                                     1,687.00    1.3983          2,128.00     0.5506       113,312.00   18.9260

Stock Bonus Plan                    10,537.19    8.7342         27,262.00     7.0541                     0.0000

Best Lock Corp                                   0.0000         19,287.00     4.9906       148,925.00   24.8743

Best Universal Lock                 95,556.34   79.2060                       0.0000                     0.0000

Frank E. Best                                    0.0000        300,000.00    77.6259                     0.0000

Best Lock Partners                                               8,787.00     2.2737       204,053.00   34.0821

                                   --------------------        ---------------------       --------------------
Total                              120,642.85  100.0000        386,469.00   100.0000       598,710.00  100.0000
                                   ====================        =====================       ====================

Current Ownership                                           BLP
-----------------                                           --------------------
                                                            Shares     Pct.
                                                            --------------------
Outsiders
---------
Edward McLaughlin                                                         0.0000
Cede & Co.                                                                0.0000
Della & Co.                                                               0.0000
Martin Nelson & Assoc                                                     0.0000
All Other Outsiders                                                       0.0000
                                                             -------------------
                                                               0.00       0.0000
Insiders
--------
Russell Best                                                  13.00      13.0000
Mariea Best                                                               0.0000
                                                             -------------------
                                                              13.00      13.0000

Stock Bonus Plan                                                          0.0000

Best Lock Corp                                                87.00      87.0000

Best Universal Lock                                                       0.0000

Frank E. Best                                                             0.0000

Best Lock Partners                                                        0.0000

                                                             -------------------
Total                                                        100.00     100.0000
                                                             ===================

                                                             Version        38.8

                                   Ownership

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model



BLP Holdings
-------------------------------------------------------------------------
                                     Shares      Per Share       Value
                                     ------------------------------------
BUL A                                8,787.00    120.23      1,056,440.39
FEB                                204,053.00     53.77     10,971,179.44
                                                            -------------
                                                            12,027,619.83


Divest to BLC
-------------------------------------------------------------------------
BUL A                                8,787.00    120.23      1,056,440.39
FEB                                170,394.00     53.77      9,161,458.78
                                                            -------------
                                                            10,217,899.17        84.95%


Divest To RCB/WEBCO
-------------------------------------------------------------------------
BUL A                                    0.00    120.23              0.00
FEB                                 33,659.00     53.77      1,809,720.65
                                                             ------------
                                                             1,809,720.65        15.05%





                               BLP Liquidation

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


Current Ownership                      BLC                          BUL                            FEB
-----------------                      -------------------          -----------------------        --------------------------
                                       Shares         Pct.          Shares            Pct.         Shares             Pct.
                                       -------------------          -----------------------        --------------------------
Outsiders
---------
Edward McLaughlin                                     0.0000         6,798.00        1.7590                            0.0000
Cede & Co.                                4,365.00    3.6181         5,671.00        1.4674          63,921.00        10.6765
Della & Co.                               2,416.15    2.0027                         0.0000                            0.0000
Martin Nelson & Assoc                       100.00    0.0829           100.00        0.0259                            0.0000
All Other Outsiders                       5,981.17    4.9577        16,436.00        4.2529          68,499.00        11.4411
                                         -------------------       ------------------------         -------------------------
                                         12,862.32   10.6615        29,005.00        7.5051         132,420.00        22.1176
Insiders
--------
Russell Best                              1,686.00    1.3975         2,127.00        0.5504         146,970.00        24.5478
Mariea Best                                   1.00    0.0008             1.00        0.0003               1.00         0.0002
                                         -------------------       ------------------------         -------------------------
                                          1,687.00    1.3983         2,128.00        0.5506         146,971.00        24.5479

Stock Bonus Plan                         10,537.19    8.7342        27,262.00        7.0541                            0.0000

Best Lock Corp                                        0.0000        28,074.00        7.2642         319,319.00        53.3345

Best Universal Lock                      95,556.34   79.2060                         0.0000                            0.0000

Frank E. Best                                         0.0000       300,000.00       77.6259                            0.0000

Best Lock Partners                                                       0.00        0.0000               0.00         0.0000

                                        --------------------       ------------------------         -------------------------
Total                                   120,642.85  100.0000       386,469.00      100.0000         598,710.00       100.0000
                                        ====================       ========================         =========================




                                                       BLP
                                                       ------------------
Current Ownership                                      Shares      Pct.
-----------------                                      ------------------
Outsiders
---------
Edward McLaughlin                                                  0.0000
Cede & Co.                                                         0.0000
Della & Co.                                                        0.0000
Martin Nelson & Assoc                                              0.0000
All Other Outsiders                                                0.0000
                                                       ------------------
                                                        0.00       0.0000
Insiders
--------
Russell Best                                            0.00       0.0000
Mariea Best                                                        0.0000
                                                       ------------------
                                                        0.00       0.0000

Stock Bonus Plan                                                   0.0000

Best Lock Corp                                          0.00       0.0000

Best Universal Lock                                                0.0000

Frank E. Best                                                      0.0000

Best Lock Partners                                                 0.0000

                                                       ------------------
Total                                                   0.00       0.0000
                                                       ==================

                                                       Version:      38.8

                           Ownership-BLP Liquidation

                              PROJECT THOROUGHBRED
                           Long-Term Dividend Model



FEB Ownership
(All Figures Are Post-BLP Liquidation)                                         RCB/WEBCO
                                                                              Purchase @            Adjusted
                                                    Shares         Pct.        53.61                 Shares           Pct.
                                                  ----------------------      -----------           ---------------------------
Outsiders
---------
Edward McLaughlin                                       0.00      0.00                                        0.00          0.00
Cede & Co.                                         63,921.00     10.68                                   63,921.00         10.68
Della & Co.                                             0.00      0.00                                        0.00          0.00
Martin Nelson & Assoc                                   0.00      0.00                                        0.00          0.00
All Other Outsiders                                68,499.00     11.44                                   68,499.00         11.44
                                                  --------------------                                  ------------------------
                                                  132,420.00     22.12                                  132,420.00         22.12
Insiders
--------
Russell Best                                      146,970.00     24.55          23,000.00               169,970.00         28.39
Mariea Best                                             1.00      0.00                                        1.00          0.00
                                                  --------------------                                  ------------------------
                                                  146,971.00     24.55                                  169,971.00         28.39

Stock Bonus Plan                                        0.00      0.00                                        0.00          0.00

Best Lock Corp                                    319,319.00     53.33         (23,000.00)              296,319.00         49.49

Best Universal Lock                                     0.00      0.00                                        0.00          0.00

Frank E. Best                                           0.00      0.00                                        0.00          0.00

Best Lock Partners                                      0.00      0.00                                        0.00          0.00

                                                  --------------------                                  ------------------------
Total                                             598,710.00    100.00               0.00               598,710.00        100.00
                                                  ====================               ====               ========================

Adjustment to BLC Value                            Amount
--------------------------                     -------------
Value of BLC                                   37,800,000.00
                                               -------------
FEB Proceeds                                    1,233,133.58
FEB Basis                             29.36       675,280.00
                                               -------------
FEB Taxable Gain                                  557,853.58

Taxes Paid                               43%      239,877.04

                                               -------------
Net Cash Retained                                 993,256.54

                                               -------------
Adjusted BLC Value                             38,793,256.54



                            WEBCO Purchase of FEB

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model



Current Ownership            BLC                           BUL                                FEB
-----------------            -------------------           --------------------------         -------------------------
                             Shares         Pct.           Shares               Pct.          Shares              Pct.
                             -------------------           --------------------------         -------------------------
Outsiders
---------------------
Edward McLaughlin                          0.0000                6,798.00      1.7590               0.00         0.0000
Cede & Co.                     4,365.00    3.6181                5,671.00      1.4674          63,921.00        10.6765
Della & Co.                    2,416.15    2.0027                              0.0000               0.00         0.0000
Martin Nelson & Assoc            100.00    0.0829                  100.00      0.0259               0.00         0.0000
All Other Outsiders            5,981.17    4.9577               16,436.00      4.2529          68,499.00        11.4411
                             --------------------               ---------------------         -------------------------
                              12,862.32   10.6615               29,005.00      7.5051         132,420.00        22.1176
Insiders
---------------------
Russell Best                   1,686.00    1.3975                2,127.00      0.5504         169,970.00        28.3894
Mariea Best                        1.00    0.0008                    1.00      0.0003               1.00         0.0002
                             --------------------               ---------------------         -------------------------
                               1,687.00    1.3983                2,128.00      0.5506         169,971.00        28.3895

Stock Bonus Plan              10,537.19    8.7342               27,262.00      7.0541               0.00         0.0000

Best Lock Corp                             0.0000               28,074.00      7.2642         296,319.00        49.4929

Best Universal Lock           95,556.34   79.2060                              0.0000               0.00         0.0000

Frank E. Best                              0.0000              300,000.00     77.6259               0.00         0.0000

Best Lock Partners                                                   0.00      0.0000               0.00         0.0000
                             --------------------               ---------------------         -------------------------

Total                        120,642.85  100.0000              386,469.00    100.0000         598,710.00       100.0000
                             ====================              ======================         =========================




Current Ownership                  BLP
-----------------                  --------------------
                                   Shares          Pct.
                                   --------------------
   Outsiders
   ---------
Edward McLaughlin                             0.0000
Cede & Co.                                    0.0000
Della & Co.                                   0.0000
Martin Nelson & Assoc                         0.0000
All Other Outsiders                           0.0000
                                   -----------------
                                   0.00       0.0000
   Insiders
   --------
Russell Best                       0.00       0.0000
Mariea Best                                   0.0000
                                   -----------------
                                   0.00       0.0000

Stock Bonus Plan                              0.0000

Best Lock Corp                     0.00       0.0000

Best Universal Lock                           0.0000

Frank E. Best                                 0.0000

Best Lock Partners                            0.0000

                                   -----------------
                                   0.00       0.0000
                                   =================

                                   Version:     38.8


                             Ownership-Post WEBCO

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

BLC Dividend Paid                      100.00              BUL Dividend Rec'd    (From BLC)                               79.21
Corporate Tax Exclusion   80%          ======              Administrative Expenses                             1%          0.47
Corporate Tax Rate        43%                                                                                             -----
Effective Tax Rate                          9%             Taxable Income                                                 78.73
                                                           Corporate Tax Exclusion                            80%
                                                           Corporate Tax Rate                                 40%
                                                           Corporate Taxes Paid                                            6.30
                                                                                                                          -----

                                                           BUL Dividend Paid                                              72.43
                                                                                                                          =====
BLC Shareholders                                              BUL Shareholders
----------------------------------------------------------    --------------------------------------------------------------
                      Shares         Pct.        Dividend                                   Shares         Pct.     Dividend
                      ------------------------------------                                  --------------------------------
Outsiders                                                     Outsiders
                             0.00    0.0000           0.00                                    6,798.00       1.7590    1.27
                         4,365.00    3.6181           3.62                                    5,671.00       1.4674    1.06
                         2,416.15    2.0027           2.00                                        0.00       0.0000    0.00
                           100.00    0.0829           0.08                                      100.00       0.0259    0.02
                         5,981.17    4.9577           4.96                                   16,436.00       4.2529    3.08
                       -----------------------------------                                  --------------------------------
                        12,862.32   10.6615          10.66                                   29,005.00       7.5051    5.44
Insiders                                                      Insiders
                         1,686.00    1.3975           1.40                                    2,127.00       0.5504    0.40
                             1.00    0.0008           0.00                                        1.00       0.0003    0.00
                       -----------------------------------                                  --------------------------------
                         1,687.00    1.3983           1.40                                    2,128.00       0.5506    0.40

Stock Bonus Plan        10,537.19    8.7342           8.73    Stock Bonus Plan               27,262.00       7.0541    5.11

Best Lock Corp               0.00    0.0000           0.00    Best Lock Corp                 28,074.00       7.2642    5.26

Best Universal Lock     95,556.34   79.2060          79.21    Best Universal Lock                 0.00       0.0000    0.00

Frank E. Best                0.00    0.0000           0.00    Frank E. Best                 300,000.00      77.6259   56.23

Best Lock Partners           0.00    0.0000           0.00    Best Lock Partners                  0.00       0.0000    0.00

                       -----------------------------------                                  --------------------------------
Total                  120,642.85  100.0000       100.0000    Total                         386,469.00     100.0000   72.43
                       ===================================                                  ================================

                                BLC & BUL Flows

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model




FEB Dividend (From BUL)                           56.23        BLP Dividends Rec'd   (From FEB)                                0.00
Administrative Expenses                     1%     0.34                              (From BUL)                                0.00
                                                  -----                                                                        ----
Taxable Income                                    55.89                                                                        0.00
Corporate Tax Exclusion                    80%                 Administrative Expenses                             0%          0.00
Corporate Tax Rate                         40%                                                                                 ----
Corporate Taxes Paid                               4.47        Taxable Income                                                  0.00
                                                  -----        Corporate Tax Exclusion                           100%
FEB Dividend Paid                                 51.42        Corporate Tax Rate                                  0%
                                                  =====        Corporate Taxes                                                    0
                                                                                                                               ----
                                                               BLP Dividend Paid                                               0.00
                                                                                                                               ====
FEB Shareholders                                                  BLP Shareholders
---------------------------------------------------------------   ----------------------------------------------------------------
                           Shares         Pct.        Dividend                                Shares         Pct.         Dividend
                           ------------------------------------                               ------------------------------------
Outsiders                                                         Outsiders
                                  0.00    0.0000      0.00                                         0.00         0.0000         0.00
                             63,921.00   10.6765      5.49                                         0.00         0.0000         0.00
                                  0.00    0.0000      0.00                                         0.00         0.0000         0.00
                                  0.00    0.0000      0.00                                         0.00         0.0000         0.00
                             68,499.00   11.4411      5.88                                         0.00         0.0000         0.00
                            -----------------------------------                                    --------------------------------
                            132,420.00   22.1176     11.37                                         0.00         0.0000         0.00
Insiders                                                          Insiders
                            169,970.00   28.3894     14.60                                         0.00         0.0000         0.00
                                  1.00    0.0002      0.00                                         0.00         0.0000         0.00
                            -----------------------------------                                    --------------------------------
                            169,971.00   28.3895     14.60                                         0.00         0.0000         0.00

Stock Bonus Plan                  0.00    0.0000      0.00        Stock Bonus Plan                 0.00         0.0000         0.00

Best Lock Corp              296,319.00   49.4929     25.45        Best Lock Corp                   0.00         0.0000         0.00

Best Universal Lock               0.00    0.0000      0.00        Best Universal Lock              0.00         0.0000         0.00

Frank E. Best                     0.00    0.0000      0.00        Frank E. Best                    0.00         0.0000         0.00

Best Lock Partners                0.00    0.0000      0.00        Best Lock Partners               0.00         0.0000         0.00

                            -----------------------------------                                    --------------------------------
                            598,710.00  100.0000     51.42                                         0.00         0.0000         0.00
                            ===================================                                    ================================





                                FEB & BLP Flows

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model




Dividends Retained                     BLC             BUL              FEB             BLP           Total Dividends
------------------                     ---             ---              ---             ---           ---------------
Outsiders
---------
Edward McLaughlin                        0.00             1.27               0.00        0.00              1.27
Cede & Co.                               3.62             1.06               5.49        0.00             10.17
Della & Co.                              2.00             0.00               0.00        0.00              2.00
Martin Nelson & Assoc.                   0.08             0.02               0.00        0.00              0.10
All Other Outsiders                      4.96             3.08               5.88        0.00             13.92
                                        -----            -----              -----       -----            ------
                                        10.66             5.44              11.37        0.00             27.47
Insiders
--------
Russell Best                             1.40             0.40              14.60        0.00             16.39
Mariea Best                              0.00             0.00               0.00        0.00              0.00
                                        -----            -----              -----       -----            ------
                                         1.40             0.40              14.60        0.00             16.39

Stock Bonus Plan                         8.73             5.11               0.00        0.00             13.84

Best Lock Corp                           0.00             5.26              25.45        0.00             30.71

Best Universal Lock                      0.00             0.00               0.00        0.00              0.00

Frank E. Best                            0.00             0.00               0.00        0.00              0.00

Best Lock Partners                       0.00             0.00               0.00        0.00              0.00

                                        -----            -----              -----       -----            ------
Sub-Total                               20.79            16.21              51.42        0.00             88.42

Administrative Expenses                                   0.47               0.34        0.00              0.81

Corporate Taxes Paid                                      6.30               4.47        0.00             10.77

                                        -----            -----              -----       -----            ------
Total Payments                          20.79            22.50              55.89        0.00            100.00





                               Dividend Summary

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

Cumulative Distribution     Initial Dividend      % Initial Div     % TOT Dividend
------------------------    ----------------      -------------     --------------
Outsiders
------------------------
Edward McLaughlin                       1.27               1.27               1.77
Cede & Co.                             10.17              10.17              14.14
Della & Co.                             2.00               2.00               2.78
Martin Nelson & Assoc.                  0.10               0.10               0.14
All Other Outsiders                    13.92              13.92              19.35
                            ----------------      -------------     --------------
                                       27.47              27.47              38.19
Insiders
------------------------
Russell Best                           16.39              16.39              22.79
Mareia Best                             0.00               0.00               0.00
                            ----------------      -------------     --------------
                                       16.39              16.39              22.79

Stock Bonus Plan                       13.84              13.84              19.25

Best Lock Corp                         30.71              30.71               0.00

Best Universal Lock                     0.00               0.00               0.00

Frank E. Best                           0.00               0.00               0.00

Best Lock Partners                      0.00               0.00               0.00
                            ----------------      -------------     --------------

Sub-Total                              88.42              88.42              80.23

Administrative Expenses                 0.81               0.81               1.13

Corporate Taxes Paid                   10.77              10.77              18.64
                            ----------------      -------------     --------------

Total                                 100.00             100.00             100.00
                            ================      =============     ==============

---------------
Note:

For Shareholders
Where DIV is the initial dividend percent for each owner, and BLC is the dividend percent returned to BLC, and TR is BLC's Effective Tax Rate
TOT is the percent of cumulative dividends received by each owner in a continuous payment loop

                                       2                3
TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC) +DIV((1-TR)*BLC) ...
or
TOT=DIV/(1-((1-TR)*BLC))

For Corporate Taxes
                                       2                3
TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC) +DIV((1-TR)*BLC) ...
                                                2                   3
   +TR*BLC+TR*BLC((1-TR)*BLC)+TR*BLC((1-TR)*BLC) +TR*BLC((1-TR)*BLC) ...
or
TOT=DIV/(1-((1-TR)*BLC)) + TR*BLC/(1-((1-TR)*BLC))

                           Cumulative Distribution

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

                             --------------
BLC Operations Value             38,793,257
                             ==============

Share Solutions              % TOT Dividend         Value            Shares
---------------              --------------     -------------        -----------------------------------------------------
                                                                         BLC              BUL             FEB         BLP
                                                                     -----------------------------------------------------
Outsiders
---------
Edward McLaughlin                      1.77        687,139.36              0.00         6,798.00             0.00     0.00
Cede & Co.                            14.14      5,485,198.55          4,365.00         5,671.00        63,921.00     0.00
Della & Co.                            2.78      1,080,100.21          2,416.15             0.00             0.00     0.00
Martin Nelson & Assoc.                 0.14         54,811.32            100.00           100.00             0.00     0.00
All Other Outsiders                   19.35      7,507,845.58          5,981.17        16,436.00        68,499.00     0.00
                             --------------     -------------        -----------------------------------------------------
                                      38.19     14,815,095.02         12,862.32        29,005.00       132,420.00     0.00
Insiders
--------
Russell Best                          22.79      8,841,316.12          1,686.00         2,127.00       169,970.00     0.00
Mariea Best                            0.00            594.43              1.00             1.00             1.00     0.00
                             --------------     -------------        -----------------------------------------------------
                                      22.79      8,841,910.55          1,687.00         2,128.00       169,971.00     0.00

Stock Bonus Plan                      19.25      7,466,110.89         10,537.19        27,262.00             0.00     0.00

Best Lock Corp                         0.00              0.00              0.00        28,074.00       296,319.00     0.00

Best Universal Lock                    0.00              0.00         95,556.34             0.00             0.00     0.00

Frank E. Best                          0.00              0.00              0.00       300,000.00             0.00     0.00

Best Lock Partners                     0.00              0.00              0.00             0.00             0.00     0.00
                             --------------     -------------        -----------------------------------------------------

Sub-Total                             80.23     31,123,116.46        120,642.85       386,469.00       598,710.00     0.00
                                                                     =====================================================

Administrative Expenses                1.13        437,500.00

Corporate Taxes Paid                  18.64      7,232,640.07

Total                                100.00     38,793,256.54
                             ==============     =============
Per Share Calculations:
-----------------------
                                                   Value                   BLC                BUL              FEB            BLP
                                                ------------           -----------------------------------------------------------
Della & Co.                                     1,080,100.21    =          2,416.15

Edward McLaughlin                                 687,139.36    =                            6,798.00

Cede & Co.                                      5,485,198.55    =          4,365.00          5,671.00         63,921.00       0.00
                                                                =      1,951,301.62        573,222.61
                                                                =      2,524,524.23
                                                2,960,674.32    =

Russell Best                                    8,841,316.12    =          1,686.00          2,127.00        169,970.00       0.00
                                                                =        753,698.63        214,996.38      7,872,621.11
                                                                =      8,841,316.12
                                                        0.00    =

Per Share       Entity

447.03          BLC

101.08          BUL A&B



 46.32          FEB



  0.00          BLP

                                Share Solutions

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

                             BLC                    447.03      BUL                    101.08        FEB                     46.32
                             -----------------------------      -----------------------------        -----------------------------
                               Shares            Value            Shares            Value              Shares            Value
                             -----------------------------      -----------------------------        -----------------------------
Outsiders
---------
Edward McLaughlin                  0.00               0.00        6,798.00         687,139.36              0.00               0.00
Cede & Co.                     4,365.00       1,951,301.62        5,671.00         573,222.61         63,921.00       2,960,674.32
Della & Co.                    2,416.15       1,080,100.21            0.00               0.00              0.00               0.00
Martin Nelson & Assoc.           100.00          44,703.36          100.00          10,107.96              0.00               0.00
All Other Outsiders            5,981.17       2,673,783.90       16,436.00       1,661,344.89         68,499.00       3,172,716.79
                             -----------------------------      -----------------------------        -----------------------------
                              12,862.32       5,749,889.08       29,005.00       2,931,814.83        132,420.00       6,133,391.11
Insiders
---------
Russell Best                   1,686.00         753,698.63        2,127.00         214,996.38        169,970.00       7,872,621.11
Maria Best                         1.00             447.03            1.00             101.08              1.00              46.32
                             -----------------------------      -----------------------------        -----------------------------
                               1,687.00         754,145.67        2,128.00         215,097.46        169,971.00       7,872,667.42

Stock Bonus Plan              10,537.19       4,710,477.87       27,262.00       2,755,633.02              0.00               0.00

Best Lock Corp                     0.00               0.00       28,074.00       2,837,709.68        296,319.00      13,724,817.40

Best Universal Lock           95,556.34      42,716,893.68            0.00               0.00              0.00               0.00

Frank E. Best                      0.00               0.00      300,000.00      30,323,890.62              0.00               0.00

Best Lock Partners                 0.00               0.00            0.00               0.00              0.00               0.00
                             -----------------------------      -----------------------------        -----------------------------
                                                      0.00
Sub-Total                    120,642.85      53,931,406.30      386,469.00      39,064,145.62        598,710.00      27,730,875.94
                             ==========                         ==========                           ==========

Administrative Expenses                                                            255,865.83                           181,634.17

Corporate Taxes Paid                          1,424,377.33                       3,396,882.23                         2,411,380.52
                                             -------------                      -------------                        -------------

Total Outflows                               55,355,783.63                      42,716,893.68                        30,323,890.62
                                             =============                      =============                        =============
Less: Intercompany Flows

From BLC                                                                        42,716,893.68
From BUL                                      2,837,709.68                                                           30,323,890.62
From FEB                                     13,724,817.40
From BLP                                              0.00
                                             -------------                      -------------                        -------------
                                             16,562,527.09                      42,716,893.68                        30,323,890.62

Net Cash Flow                                38,793,256.54                               0.00                                (0.00)
                                             -------------                      -------------                        -------------
                               BLP               0.00                           Total Value
                             -------------------------                        --------------
                             Shares              Value
                             -------------------------
Outsiders
---------
Edward McLaughlin              0.00               0.00                            687,139.36
Cede & Co.                     0.00               0.00                          5,485,198.55
Della & Co.                    0.00               0.00                          1,080,100.21
Martin Nelson & Assoc.         0.00               0.00                             54,811.32
All Other Outsiders            0.00               0.00                          7,507,845.58
                             -------------------------                        --------------
                               0.00               0.00                         14,815,095.02
Insiders
---------
Russell Best                   0.00               0.00                          8,841,316.12
Maria Best                     0.00               0.00                                594.43
                             -------------------------                        --------------
                               0.00               0.00                          8,841,910.55

Stock Bonus Plan               0.00               0.00                          7,466,110.89

Best Lock Corp                 0.00               0.00                         16,562,527.09

Best Universal Lock            0.00               0.00                         42,716,893.68

Frank E. Best                  0.00               0.00                         30,323,890.62

Best Lock Partners             0.00               0.00                                  0.00
                             -------------------------                        --------------

Sub-Total                      0.00               0.00                        120,726,427.85
                             ======

Administrative Expenses                           0.00                            437,500.00

Corporate Taxes Paid                              0.00                          7,232,640.07
                                                 -----                        --------------

Total Outflows                                    0.00                        128,396,567.93
                                                 =====                        ==============
Less: Intercompany Flows

From BLC                                                                       42,716,893.68
From BUL                                          0.00                         33,161,600.31
From FEB                                          0.00                         13,724,817.40
From BLP                                                                                0.00
                                                 -----                        --------------
                                                  0.00                         89,603,311.39

Net Cash Flow                                     0.00                         38,793,256.54
                                                 -----                        --------------

                              Shareholder Values

                             PROJECT THROUGHBRED
                          Long-Term Dividend Model

Value of Insider Holdings
-------------------------
Russell Best                                      8,841,316.12
Mariea Best                                             594.43
                                                 -------------
Total Insiders                                    8,841,910.55

Value of Outsider Holdings
-------------------------
Edward McLaughlin                                   687,139.36
Cede & Co.                                        5,485,198.55
Della & Co.                                       1,080,100.21
Martin Nelson & Assoc.                               54,811.32
All Other Outsiders                               7,507,845.58
                                                 -------------
                                                 14,815,095.02

Stock Bonus Plan                                  7,466,110.89

                                                 -------------
Total Outsiders                                  22,281,205.91

Administrative Expenses                             437,500.00               Note: Administrative Expenses calculated as follows:

Corporate Taxes                                   7,232,640.07                             BUL                  35,000.00
                                                 -------------                             FEB                  35,000.00
                                                                                           BLP                       0.00
Total Value                                      38,793,256.54                                                 ----------
                                                 =============                                                  70,000.00

                                                                                           Discount Rate:              21%
                                                                                           Inflation:                   5%

                                                                                           Present Value:      437,500.00



                                Value Summary
                                   Page 12

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


BUL Adjustments
---------------------------------------------------------------------------------------------------
                                                                     BUL Price
                                       Shares                                 101.08    % BUL Value
                                       -------                       ------------------------------
BUL A                                   86,469                        8,740,255             22.37%
BUL B                                  300,000                       30,323,891             77.63%
                                       -------                       -----------------------------
                                       386,469                       39,064,146            100.00%

BUL A Preference                                          0.57
Required Equity Return                                    0.25
PV BUL Preference                                         2.28

                                      Adjustment        Price        Distributions         % BUL Value
                                      ----------------------------------------------------------------
BUL A Adj                                 1.77          102.85        8,893,294             22.77%
BUL B Adj                                 0.51          100.57       30,170,852             77.23%
                                                                     ----------            -------
                                                                     39,064,146            100.00%

                           Adjustments for BUL S&B
                                   Page 13

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


Current Ownership        BLC                           BUL                                         FEB                BLP
-----------------        ------------------------      -----------------------------------         --------------------------------
                         Shares        Pct.            Shares        Pct.        Pct. Adj.         Shares    Pct.     Shares   Pct.
                         ------------------------      -----------------------------------         --------------------------------
Outsiders
Edward McLaughlin              0.00        0.0000       6,798.00       1.7590      1.7898             0.00   0.0000     0.00  0.0000
Cede & Co.                 4,365.00        3.6181       5,671.00       1.4674      1.4931        63,921.00  10.6765     0.00  0.0000
Della & Co.                2,416.15        2.0027           0.00       0.0000      0.0000             0.00   0.0000     0.00  0.0000
Martin Nelson & Assoc        100.00        0.0829         100.00       0.0259      0.0263             0.00   0.0000     0.00  0.0000
All Other Outsiders        5,981.17        4.9577      16,436.00       4.2529      4.3273        68,499.00  11.4411     0.00  0.0000
                         ------------------------     -----------------------------------       ------------------------------------
                          12,862.32       10.6615      29,005.00       7.5051      7.6365       132,420.00  22.1176     0.00  0.0000
Insiders
Russell Best               1,686.00        1.3975       2,127.00       0.5504      0.5600       169,970.00  28.3894     0.00  0.0000
Mariea Best                    1.00        0.0008           1.00       0.0003      0.0003             1.00   0.0002     0.00  0.0000
                         ------------------------     -----------------------------------       ------------------------------------
                           1,687.00        1.3983       2,128.00       0.5506      0.5603       169,971.00  28.3895     0.00  0.0000

Stock Bonus Plan          10,537.19        8.7342      27,262.00       7.0541      7.1776             0.00   0.0000     0.00  0.0000

Best Lock Corp                 0.00        0.0000      28,074.00       7.2642      7.3914       296,319.00  49.4929     0.00  0.0000

Best Universal Lock       95,556.34       79.2060           0.00       0.0000      0.0000             0.00   0.0000     0.00  0.0000

Frank E. Best                  0.00        0.0000     300,000.00      77.6259     77.2341             0.00   0.0000     0.00  0.0000

Best Lock Partners             0.00                         0.00       0.0000      0.0000             0.00   0.0000     0.00  0.0000
                         ------------------------     -----------------------------------       ------------------------------------
Total                    120,642.85      100.0000     386,469.00     100.0000    100.0000       598,710.00 100.0000     0.00  0.0000
                         ========================     ===================================       ====================================

                                                                                                                     Version:   38.8

                              Adjusted Ownership
                                   Page 14

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


BLC Dividend Paid                                       100.00      BUL Dividend Rec'd (From BLC)                           79.21
                                                        ======      Administrative Expenses                     1%           0.48
Corporate Tax Exclusion                     80%                                                                             -----
Corporate Tax Rate                          43%                     Taxable Income                                          78.73
Effective Tax Rate                                           9%     Corporate Tax Exclusion                    80%
                                                                    Corporate Tax Rate                         40%
                                                                    Corporate Taxes Paid                                     6.30
                                                                                                                            -----
                                                                    BUL Dividend Paid                                       72.43
                                                                                                                            =====

BLC Shareholders                                                             BUL Shareholders
-------------------------------------------------------------------------    ------------------------------------------------------
                             Shares             Pct.             Dividend                            Shares     Adj. Pct.  Dividend
                           ----------------------------------------------                            ------------------------------
Outsiders                                                                    Outsiders
                                 0.00           0.0000              0.00                               6,798.00   1.7898    1.30
                             4,365.00           3.6181              3.62                               5,671.00   1.4931    1.08
                             2,416.15           2.0027              2.00                                   0.00   0.0000    0.00
                               100.00           0.0829              0.08                                 100.00   0.0263    0.02
                             5,981.17           4.9577              4.96                              16,436.00   4.3273    3.13
                           ---------------------------------------------                             ---------------------------
                            12,862.32          10.6615             10.66                              29,005.00   7.6365    5.53
Insiders                                                                     Insiders
                             1,686.00           1.3975              1.40                               2,127.00   0.5600    0.41
                                 1.00           0.0008              0.00                                   1.00   0.0003    0.00
                           ---------------------------------------------                             ---------------------------
                             1,687.00           1.3983              1.40                               2,128.00   0.5603    0.41

Stock Bonus Plan            10,537.19           8.7342              8.73     Stock Bonus Plan         27,262.00   7.1776    5.20

Best Lock Corp                   0.00           0.0000              0.00     Best Lock Corp           28,074.00   7.3914    5.35

Best Universal Lock         95,556.34          79.2060             79.21     Best Universal Lock           0.00   0.0000    0.00

Frank E. Best                    0.00           0.0000              0.00     Frank E. Best           300,000.00  77.2341   55.94

Best Lock Partners               0.00           0.0000              0.00     Best Lock Partners            0.00   0.0000    0.00
                           ---------------------------------------------                             ---------------------------
Total                      120,642.85         100.0000          100.0000     Total                   386,469.00 100.0000   72.43



                           Adjusted BLC & BUL Flows

                             PROJECT TH0ROUGHBRED
                           Long-Term Dividend Model


FEB Dividends Rec'd         (From BUL)                      55.94    BLP Dividends Rec'd (From FEB)                           0.00
Administrative Expenses                        1%            0.34                        (From BUL)                           0.00
                                                           ------                                                             ----
Taxable Income                                              55.61                                                             0.00
Corporate Tax Exclusion                       80%                    Administrative Expenses                     0%           0.00
Corporate Tax Rate                            40%                                                                             ----
Corporate Taxes Paid                                         4.45    Taxable Income                                           0.00
                                                            -----    Corporate Tax Exclusion                   100%
FEB Dividend Paid                                           51.16    Corporate Tax Rate                          0%
                                                            =====    Corporate Taxes                                             0
                                                                                                                              ----
                                                                     BLP Dividend Paid                                        0.00
                                                                                                                              ====
FEB Shareholders                                                    BLP Shareholders
----------------------------------------------------------------   ----------------------------------------------------------
                              Shares         Pct.       Dividend                         Shares         Pct.      Dividend
                           -------------------------------------                         ------------------------------------
Outsiders                                                           Outsiders
                                 0.00       0.0000        0.00                            0.00          0.0000     0.00
                            63,921.00      10.6765        5.46                            0.00          0.0000     0.00
                                 0.00       0.0000        0.00                            0.00          0.0000     0.00
                                 0.00       0.0000        0.00                            0.00          0.0000     0.00
                            68,499.00      11.4411        5.85                            0.00          0.0000     0.00
                           ------------------------------------                           -----------------------------
                           132,420.00      22.1176       11.31                            0.00          0.0000     0.00
Insiders                                                            Insiders
                           169,970.00      28.3894       14.52                            0.00          0.0000     0.00
                                 1.00       0.0002        0.00                            0.00          0.0000     0.00
                           ------------------------------------                           -----------------------------
                           169,971.00      28.3895       14.52                            0.00          0.0000     0.00

Stock Bonus Plan                 0.00       0.0000        0.00      Stock Bonus Plan      0.00          0.0000     0.00

Best Lock Corp             296,319.00      49.4929       25.32      Best Lock Corp        0.00          0.0000     0.00

Best Universal Lock              0.00       0.0000        0.00      Best Universal Lock   0.00          0.0000     0.00

Frank E. Best                    0.00       0.0000        0.00      Frank E. Best         0.00          0.0000     0.00

Best Lock Partners               0.00       0.0000        0.00      Best Lock Partners    0.00          0.0000     0.00
                           ------------------------------------                           -----------------------------

                           598,710.00     100.0000       51.16                            0.00          0.0000     0.00



                           Adjusted FEB & BLP Flows
                                   Page 16

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

Dividends Retained                     BLC                  BUL                   FEB                   BLP       Total Dividends
------------------                     ---                  ---                   ---                   ---       ---------------
Outsiders
---------
Edward McLaughlin                      0.00                 1.30                  0.00                  0.00            1.30
Cede & Co.                             3.62                 1.08                  5.46                  0.00           10.16
Della & Co.                            2.00                 0.00                  0.00                  0.00            2.00
Martin Nelson & Assoc.                 0.08                 0.02                  0.00                  0.00            0.10
All Other Outsiders                    4.96                 3.13                  5.85                  0.00           13.95
                                      -----                 ----                 -----                  ----           -----
                                      10.66                 5.53                 11.31                  0.00           27.51
Insiders
---------
Russell Best                           1.40                 0.41                 14.52                  0.00           16.33
Mariea Best                            0.00                 0.00                  0.00                  0.00            0.00
                                      -----                 ----                 -----                  ----           -----
                                       1.40                 0.41                 14.52                  0.00           16.33

Stock Bonus Plan                       8.73                 5.20                  0.00                  0.00           13.93

Best Lock Corp                         0.00                 5.35                 25.32                  0.00           30.67

Best Universal Lock                    0.00                 0.00                  0.00                  0.00            0.00

Frank E. Best                          0.00                 0.00                  0.00                  0.00            0.00

Best Lock Partners                     0.00                 0.00                  0.00                  0.00            0.00
                                      -----                 ----                 -----                  ----           -----

Sub-Total                             20.79                16.49                 51.16                  0.00           88.44

Administrative Expenses                                     0.48                  0.34                  0.00            0.81

Corporate Taxes Paid                                        6.30                  4.45                     0           10.75
                                      -----                 ----                 -----                  ----           -----

Total Payments                        20.79                22.79                 55.61                  0.00          100.00



                          Adjusted Dividend Summary
                                   Page 17

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


Cumulative Distribution          Initial Dividend         % Initial Div        % TOT Dividend
-----------------------          ----------------         -------------        --------------
Outsiders
---------

Edward McLaughlin                           1.30                  1.30                  1.80
Cede & Co.                                 10.16                 10.16                 14.12
Della & Co.                                 2.00                  2.00                  2.78
Martin Nelson & Assoc.                      0.10                  0.10                  0.14
All Other Outsiders                        13.95                 13.95                 19.38
                                 ---------------          ------------         -------------
                                           27.51                 27.51                 38.22
Insiders
---------
Russell Best                               16.33                 16.33                 22.69
Mareia Best                                 0.00                  0.00                  0.00
                                 ---------------          ------------         -------------
                                           16.33                 16.33                 22.69

Stock Bonus Plan                           13.93                 13.93                 19.36

Best Lock Corp                             30.67                 30.67                  0.00

Best Universal Lock                         0.00                  0.00                  0.00

Frank E. Best                               0.00                  0.00                  0.00

Best Lock Partners                          0.00                  0.00                  0.00
                                 ---------------          ------------         -------------

Sub-Total                                  88.44                 88.44                 80.27

Administrative Expenses                     0.81                  0.81                  1.13

Corporate Taxes Paid                       10.75                 10.75                 18.60
                                 ---------------          ------------         -------------

Total                                     100.00                100.00                100.00
                                 ===============          ============         =============


----------------
Note:

For Shareholders
Where DIV is the initial dividend percent for each owner, and BLC is the dividend percent returned to BLC, and TR is BLC's Effective Tax Rate
TOT is the percent of cumulative dividends received by each owner in a continuous payment loop

                                       2                3
TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC) +DIV((1-TR)*BLC) ...
or
TOT=DIV/(1-((1-TR)*BLC))

For Corporate Taxes
                                       2                3
TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC) +DIV((1-TR)*BLC) ...
                                                2                   3
   +TR*BLC+TR*BLC((1-TR)*BLC)+TR*BLC((1-TR)*BLC) +TR*BLC((1-TR)*BLC) ...
or
TOT=DIV/(1-((1-TR)*BLC)) + TR*BLC/(1-((1-TR)*BLC))

                         Adj. Cumulative Distribution

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


                             --------------
BLC Operations Value             38,793,257
                             ==============

Share Solutions              % TOT Dividend        Value             Shares
----------------------       --------------    -------------         -------------------------------------------------------
                                                                         BLC           BUL            FEB             BLP
                                                                     -------------------------------------------------------
Outsiders
---------
Edward McLaughlin                      1.80       698,829.97               0.00      6,798.00           0.00            0.00
Cede & Co.                            14.12     5,477,605.48           4,365.00      5,671.00      63,921.00            0.00
Della & Co.                            2.78     1,079,590.25           2,416.15          0.00           0.00            0.00
Martin Nelson & Assoc.                 0.14        54,962.19             100.00        100.00           0.00            0.00
All Other Outsiders                   19.38     7,517,247.80           5,981.17     16,436.00      68,499.00            0.00
                             --------------    -------------         -------------------------------------------------------
                                      38.22    14,828,235.69          12,862.32     29,005.00     132,420.00            0.00
Insiders
--------
Russell Best                          22.69     8,800,944.89           1,686.00      2,127.00     169,970.00            0.00
Mariea Best                            0.00           595.68               1.00          1.00           1.00            0.00
                             --------------    -------------         -------------------------------------------------------
                                      22.69     8,801,540.58           1,687.00      2,128.00     169,971.00            0.00

Stock Bonus Plan                      19.36     7,510,769.72          10,537.19     27,262.00           0.00            0.00

Best Lock Corp                         0.00             0.00               0.00     28,074.00     296,319.00            0.00

Best Universal Lock                    0.00             0.00          95,556.34          0.00           0.00            0.00

Frank E. Best                          0.00             0.00               0.00    300,000.00           0.00            0.00

Best Lock Partners                     0.00             0.00               0.00          0.00           0.00            0.00
                             --------------    -------------         -------------------------------------------------------

Sub-Total                             80.27    31,140,545.99         120,642.85    386,469.00     598,710.00            0.00
                                                                     =======================================================
Administrative Expenses                1.13       437,500.00

Corporate Taxes Paid                  18.60     7,215,210.55
                             --------------    -------------

Total                                100.00    38,793,256.54
                             ==============    =============
Per Share Calculations:
-----------------------
                                                   Value                  BLC           BUL            FEB            BLP
                                               -------------         -------------------------------------------------------
Della & Co.                                    1,079,590.25     =        2,416.15

Edward McLaughlin                                698,829.97     =                      6,798.00

Cede & Co.                                     5,477,605.48     =        4,365.00      5,671.00       63,921.00        0.00
                                                                =    1,950,380.34    582,975.11
                                                                =    2,533,355.44
                                               2,944,250.04     =

Russell Best                                   8,800,944.89     =        1,686.00      2,127.00      169,970.00        0.00
                                                                =      753,342.78    218,654.21    7,828,947.90
                                                                =    8,800,944.89
                                                       0.00     =

Per Share    Entity
 446.82       BLC

 102.80       BUL A      BUL A       86,469    8,888,957    27.77%
 100.52       BUL B      BUL B      300,000   30,156,138    77.23%
 ------                                       --------------------
   2.28                                       39,045,095   100.00%


  46.06       FEB
   0.00       BLP

                           Adjusted Share Solutions

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

                                                           BUL A                102.80
                              BLC            446.82        BUL B                100.52       FEB                  46.06
                           ---------------------------     ---------------------------       --------------------------
                             Shares          Value           Shares          Value            Shares          Value
                           ---------------------------     ---------------------------       --------------------------
Outsiders
---------
Edward McLaughlin                0.00             0.00       6,798.00       698,829.97             0.00            0.00
Cede & Co.                   4,365.00     1,950,380.34       5,671.00       582,975.11        63,921.00    2,944,250.04
Della & Co.                  2,416.15     1,079,590.25           0.00             0.00             0.00            0.00
Martin Nelson & Assoc.         100.00        44,682.25         100.00        10,279.93             0.00            0.00
All Other Outsiders          5,981.17     2,672,521.50      16,436.00     1,689,610.09        68,499.00    3,155,116.21
                           ---------------------------     ---------------------------       --------------------------
                            12,862.32     5,747,174.34      29,005.00     2,981,695.11       132,420.00    6,099,366.24
Insiders
--------
Russell Best                 1,686.00       753,342.78       2,127.00       218,654.21       169,970.00    7,828,947.90
Mariea Best                      1.00           446.82           1.00           102.80             1.00           46.06
                           ---------------------------     ---------------------------       --------------------------
                             1,687.00       753,789.60       2,128.00       218,757.01       169,971.00    7,828,993.96

Stock Bonus Plan            10,537.19     4,708,253.88      27,262.00     2,802,515.84             0.00            0.00

Best Lock Corp                   0.00             0.00      28,074.00     2,885,988.91       296,319.00   13,648,679.25

Best Universal Lock         95,556.34    42,696,725.42           0.00             0.00             0.00            0.00

Frank E. Best                    0.00             0.00     300,000.00    30,156,138.17             0.00            0.00

Best Lock Partners               0.00             0.00           0.00             0.00             0.00            0.00
                           ---------------------------     ---------------------------       --------------------------
                                                  0.00
Sub-Total                  120,642.85    53,905,943.24     386,469.00    39,045,095.05       598,710.00   27,577,039.45
                           ==========                      ==========                        ==========

Administrative Expenses                                                     256,404.71                       181,095.29

Corporate Taxes Paid                      1,421,981.46                    3,395,225.66                     2,398,003.43
                                         -------------                   -------------                   --------------

Total Outflows                           55,327,924.70                   42,696,725.42                    30,156,138.17
                                         =============                   =============                   ==============
Less: Intercompany Flows

From BLC                                                                 42,696,725.42
From BUL                                  2,885,988.91                                                    30,156,138.17
From FEB                                 13,648,679.25
From BLP                                          0.00
                                         -------------                   -------------                   --------------
                                         16,534,668.16                   42,696,725.42                    30,156,138.17

Net Cash Flow                            38,793,256.54                            0.00                            (0.00)
                                         -------------                   -------------                   --------------
                               BLP     0.00            Total Value
                              -------------           --------------
                              Shares  Value
                              -------------
Outsiders
---------
Edward McLaughlin              0.00    0.00               698,829.97
Cede & Co.                     0.00    0.00             5,477,605.48
Della & Co.                    0.00    0.00             1,079,590.25
Martin Nelson & Assoc.         0.00    0.00                54,962.19
All Other Outsiders            0.00    0.00             7,517,247.80
                              -------------           --------------
                               0.00    0.00            14,828,235.69
Insiders
--------
Russell Best                   0.00    0.00             8,800,944.89
Mariea Best                    0.00    0.00                   595.68
                              -------------           --------------
                               0.00    0.00             8,801,540.58

Stock Bonus Plan               0.00    0.00             7,510,769.72

Best Lock Corp                 0.00    0.00            16,534,668.16

Best Universal Lock            0.00    0.00            42,696,725.42

Frank E. Best                  0.00    0.00            30,156,138.17

Best Lock Partners             0.00    0.00                     0.00
                              -------------           --------------

Sub-Total                      0.00    0.00           120,528,077.74
                              =====
Administrative Expenses                0.00               437,500.00

Corporate Taxes Paid                   0.00             7,215,210.55
                                      -----           --------------

Total Outflows                         0.00           128,180,788.29
                                      =====           ==============
Less: Intercompany Flows

From BLC                                               42,696,725.42
From BUL                               0.00            33,042,127.09
From FEB                               0.00            13,648,679.25
From BLP                                                        0.00
                                      -----           --------------
                                       0.00            89,387,531.75

Net Cash Flow                          0.00            38,793,256.54
                                      -----           --------------

                         Adjusted Shareholder Values

                            PROJECT THOROUGHBRED
                          Long-Term Dividend Model

Value of Insider Holdings
--------------------------
Russell Best                                      8,800,944.89
Mariea Best                                             595.68
                                                 -------------
Total Insiders                                    8,801,540.58

Value of Outsider Holdings
--------------------------
Edward McLaughlin                                   698,829.97
Cede & Co.                                        5,477,605.48
Della & Co.                                       1,079,590.25
Martin Nelson & Assoc.                               54,962.19
All Other Outsiders                               7,517,247.80
                                                 -------------
                                                 14,828,235.69
Stock Bonus Plan                                  7,510,769.72
                                                 -------------
Total Outsiders                                  22,339,005.41

Administrative Expenses                             437,500.00

Corporate Taxes                                   7,215,210.55
                                                 -------------
Total Value                                      38,793,256.54
                                                 =============

                           Adjusted Value Summary
                                   Page 21

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

BLC Dividend Rec'd                                    30.71  BUL Dividend Rec'd   (From BLC)                              22.23
Corporate Tax Exclusion            80%                       Administrative Expenses                     1%                0.13
Corporate Tax Rate                 43%                                                                                    -----
Corporate Taxes Paid                                   2.64  Taxable Income                                               22.10
                                                      -----  Corporate Tax Exclusion                    80%
BLC Dividend Paid                                     28.07  Corporate Tax Rate                         40%
                                                      =====  Corporate Taxes Paid                                          1.77
                                                                                                                          -----
                                                             BUL Dividend Paid                                            20.33
BLC Shareholders                                                    BUL Shareholders
-----------------------------------------------------------------   ------------------------------------------------------------
                               Shares        Pct.        Dividend                            Shares          Pct.      Dividend
                            --------------------------------------                         -------------------------------------
Outsiders                                                           Outsiders
                                  0.00      0.0000          0.00                             6,798.00        1.7590       0.36
                              4,365.00      3.6181          1.02                             5,671.00        1.4674       0.30
                              2,416.15      2.0027          0.56                                 0.00        0.0000       0.00
                                100.00      0.0829          0.02                               100.00        0.0259       0.01
                              5,981.17      4.9577          1.39                            16,436.00        4.2529       0.86
                            ------------------------------------                            ----------------------------------
                             12,862.32     10.6615          2.99                            29,005.00        7.5051       1.53
Insiders                                                            Insiders                     0.00
                              1,686.00      1.3975          0.39                             2,127.00        0.5504       0.11
                                  1.00      0.0008          0.00                                 1.00        0.0003       0.00
                            ------------------------------------                            ----------------------------------
                              1,687.00      1.3983          0.39                             2,128.00        0.5506       0.11

Stock Bonus Plan             10,537.19      8.7342          2.45    Stock Bonus Plan        27,262.00        7.0541       1.43
                                                                    Best Lock Corp          28,074.00        7.2642       1.48
Best Lock Corp                    0.00      0.0000          0.00    Best Universal Lock          0.00        0.0000       0.00
                                                                    Frank E. Best          300,000.00       77.6259      15.78
Best Universal Lock          95,556.34     79.2060         22.23    Best Lock Partners           0.00        0.0000       0.00
                                                                                           -----------------------------------
Frank E. Best                     0.00      0.0000          0.00    Total                  386,469.00      100.0000      20.33
                                                                                           ===================================
Best Lock Partners                0.00      0.0000          0.00
                            ------------------------------------
Total                       120,642.85    100.0000         28.07
                            ====================================

                              BLC & BUL Round 2
                                   Page 22

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

FEB Dividends Rec'd (From BUL)                     15.78                  BLP Dividends Rec'd (From FEB)            0.00
Administrative Expenses                     1%      0.09                          (From BUL)                        0.00
                                                   -----                                                            ----
Taxable Income                                     15.69                                                            0.00
                                                   -----
Corporate Tax Exclusion                    80%                            Administrative Expenses            0%     0.00
Corporate Tax Rate                         40%                            Taxable Income                            ----
Corporate Taxes Paid                                1.26                  Corporate Tax Exclusion          100%     0.00
                                                   -----                  Corporate Tax Rate                 0%
 FEB Dividend Paid                                 14.43                  Corporate Taxes                              0
                                                   =====
                                                                          BLP Dividend Paid                         0.00
                                                                                                                    ====

 FEB Shareholders                                                         BLP Shareholders
 -----------------------------------------------------------------        ----------------------------------------------------------
                                     Shares        Pct.   Dividend                                       Shares    Pct.    Dividend
                                   -------------------------------                                       ---------------------------
 Outsiders                                                                Outsiders
                                         0.00     0.0000     0.00                                         0.00    0.0000        0.00
                                    63,921.00    10.6765     1.54                                         0.00    0.0000        0.00
                                         0.00     0.0000     0.00                                         0.00    0.0000        0.00
                                         0.00     0.0000     0.00                                         0.00    0.0000        0.00
                                    68,499.00    11.4411     1.65                                         0.00    0.0000        0.00
                                   ------------------------------                                         --------------------------
                                   132,420.00    22.1176     3.19                                         0.00    0.0000        0.00
 Insiders                                                                 Insiders
                                   169,970.00    28.3894     4.10                                         0.00    0.0000        0.00
                                         1.00     0.0002     0.00                                         0.00    0.0000        0.00
                                   ------------------------------                                         --------------------------
                                   169,971.00    28.3895     4.10                                         0.00    0.0000        0.00

 Stock Bonus Plan                        0.00     0.0000     0.00         Stock Bonus Plan                0.00    0.0000        0.00

 Best Lock Corp                    296,319.00    49.4929     7.14         Best Lock Corp                  0.00    0.0000        0.00

 Best Universal Lock                     0.00     0.0000     0.00         Best Universal Lock             0.00    0.0000        0.00

 Frank E. Best                           0.00     0.0000     0.00         Frank E. Best                   0.00    0.0000        0.00

 Best Lock Partners                      0.00     0.0000     0.00         Best Lock Partners              0.00    0.0000        0.00
                                   ------------------------------                                         --------------------------
                                   598,710.00   100.0000    14.43                                         0.00    0.0000        0.00
                                   ==============================                                         ==========================



                              FEB & BLP Round 2

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

Dividends Retained                    BLC          BUL          FEB            BLP     Total Dividends
                                    ------        -----        -----          ----     ---------------
Outsiders
                                      0.00         0.36         0.00           0.00         0.36
                                      1.02         0.30         1.54           0.00         2.85
                                      0.56         0.00         0.00           0.00         0.56
                                      0.02         0.01         0.00           0.00         0.03
                                      1.39         0.86         1.65           0.00         3.91
                                     -----        -----        -----          -----        -----
                                      2.99         1.53         3.19           0.00         7.71
Insiders
                                      0.39         0.11         4.10           0.00         4.60
                                      0.00         0.00         0.00           0.00         0.00
                                     -----        -----        -----          -----        -----
                                      0.39         0.11         4.10           0.00         4.60

Stock Bonus Plan                      2.45         1.43         0.00           0.00         3.89

Best Lock Corp                        0.00         1.48         7.14           0.00         8.62

Best Universal Lock                   0.00         0.00         0.00           0.00         0.00

Frank E. Best                         0.00         0.00         0.00           0.00         0.00

Best Lock Partners                    0.00         0.00         0.00           0.00         0.00
                                     -----        -----        -----          -----        -----

Sub-Total                             5.84         4.55        14.43           0.00        24.82

Administrative Expenses                            0.13         0.09           0.00         0.23

Corporate Taxes Paid                  2.64         1.77         1.26           0.00         5.66
                                     -----        -----        -----          -----        -----
Total Payments                        8.48         6.45        15.78           0.00        30.71
                                     =====        =====        =====          =====        =====


                           Dividend Summary Round 2

                              PROJECT THOROUGHBRED
                           Long-Term Dividend Model



BLC Dividend Paid                               8.62              BUL Dividend Rec'd   (From BLC)                        6.24
                                                                  Administrative Expenses              1%                0.04
Corporate Tax Exclusion      80%                                                                                         ----
Corporate Tex Rate           43%                                  Taxable Income                                         6.20
Corporate Taxes Paid                            0.74              Corporate Tax Exclusion             80%
                                                ----              Corporate Tex Rate                  40%
BLC Dividend Paid                               7.88              Corporate Taxes Paid                                   0.50
                                                ====                                                                     ----
                                                                  BUL Dividend Paid                                      5.71
                                                                                                                         ====
BLC Shareholders                                                 BUL Shareholders
-----------------------------------------------------------    ------------------------------------------------------------
                         Shares          Pct.     Dividend                                 Shares        Pct.     Dividend
                       ------------------------------------                              ----------------------------------
Outsiders                                                        Outsiders
                             0.00        0.0000       0.00                                  6,798.00     1.7590       0.10
                         4,365.00        3.6181       0.29                                  5,671.00     1.4674       0.08
                         2,416.15        2.0027       0.16                                      0.00     0.0000       0.00
                           100.00        0.0829       0.01                                    100.00     0.0259       0.00
                         5,981.17        4.9577       0.39                                 16,436.00     4.2529       0.24
                       -----------------------------------                                --------------------------------
                        12,862.32       10.6615       0.84                                 29,005.00     7.5051       0.43
Insiders                                                         Insiders
                         1,686.00        1.3975       0.11                                  2,127.00     0.5504       0.03
                             1.00        0.0008       0.00                                      1.00     0.0003       0.00
                       -----------------------------------                                  2,128.00     0.5506       0.03
                         1,687.00        1.3983       0.11
                                                                 Stock Bonus Plan          27,262.00     7.0541       0.40
Stock Bonus Plan        10,537.19        8.7342       0.69
                                                                 Best Lock Corp            28,074.00     7.2642       0.41
Best Lock Corp               0.00        0.0000       0.00
                                                                 Best Universal Lock            0.00     0.0000       0.00
Best Universal Lock     95,556.34       79.2060       6.24
                                                                 Frank E. Best            300,000.00    77.6259       4.43
Frank E. Best                0.00        0.0000       0.00
                                                                 Best Lock Partners             0.00     0.0000       0.00
Best Lock Partners           0.00        0.0000       0.00                                --------------------------------
                       -----------------------------------       Total                    386,469.00   100.0000       5.71
Total                  120,642.85      100.0000       7.88                                ================================
                       ===================================



                              BLC & BUL Round 3

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

FEB Dividends Rec'd (From BUL)                        4.41    BLP Dividends Rec'd (From FEB)                            0.00
Administrative Expenses                  1%           0.03                       (From BUL)                             0.00
                                                      ----                                                              ----
Taxable Income                                        4.40                                                              0.00
Corporate Tax Exclusion                 80%                   Administrative Expenses               0%                  0.00
Corporate Tax Rate                      40%                                                                             ----
Corporate Taxes Paid                                  0.35    Taxable Income                                            0.00
                                                    ------    Corporate Tax Exclusion             100%
FEB Dividend Paid                                     4.05    Corporate Tax Rate                    0%
                                                    ======    Corporate Taxes                                              0

                                                              DLP Dividend Paid                                         0.00
                                                                                                                      ======
FEB Shareholders                                              BLP Shareholders
------------------------------------------------------------  --------------------------------------------------------------------
                          Shares          Pct.      Dividend                                Shares            Pct.       Dividends
                       -------------------------------------                               ---------------------------------------
Outsiders                                                     Outsiders
                              0.00       0.0000        0.00                                   0.00           0.0000        0.00
                         63,921.00      10.6765        0.43                                   0.00           0.0000        0.00
                              0.00       0.0000        0.00                                   0.00           0.0000        0.00
                              0.00       0.0000        0.00                                   0.00           0.0000        0.00
                         68,499.00      11.4411        0.46                                   0.00           0.0000        0.00
                        -----------------------------------                                   ---------------------------------
                        132,420.00      22.1176        0.90                                   0.00           0.0000        0.00
Insiders                                                                                      0.00           0.0000        0.00
                        169,970.00      28.3894        1.15                                   0.00           0.0000        0.00
                              1.00       0.0002        0.00                                   ---------------------------------
                        -----------------------------------                                   0.00           0.0000        0.00
                        169,971.00      28.3895        1.15
                                                                                              0.00           0.0000        0.00
Stock Bonus Plan              0.00       0.0000        0.00
                                                                                              0.00           0.0000        0.00
Best Lock Corp          296,319.00      49.4929        2.01
                                                                                              0.00           0.0000        0.00
Best Universal Lock           0.00       0.0000        0.00
                                                                                              0.00           0.0000        0.00
Frank E. Best                 0.00       0.0000        0.00
                                                                                              0.00           0.0000        0.00
Best Lock Partners            0.00       0.0000        0.00                                   ---------------------------------
                        -----------------------------------                                   0.00           0.0000        0.00
                        598,710.00     100.0000        4.05                                   =================================
                        ===================================

                              FEB & BLP Round 3
                                   Page 26

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


Dividends Retained                   BLC             BUL               FEB               BLP             Total Dividends
                                    -----           -----             -----             -----           -----------------
Outsiders
                                    0.00             0.10              0.00              0.00                0.10
                                    0.29             0.08              0.43              0.00                0.80
                                    0.16             0.00              0.00              0.00                0.16
                                    0.01             0.00              0.00              0.00                0.01
                                    0.39             0.24              0.46              0.00                1.10
                                  ------            -----             -----            ------               -----
                                    0.84             0.43              0.90              0.00                2.16
Insiders
                                    0.11             0.03              1.15              0.00                1.29
                                    0.00             0.00              0.00              0.00                0.00
                                  ------            -----             -----            ------               -----
                                    0.11             0.03              1.15              0.00                1.29

Stock Bonus Plan                    0.69             0.40              0.00              0.00                1.09

Best Lock Corp                      0.00             0.41              2.01              0.00                2.42

Best Universal Lock                 0.00             0.00              0.00              0.00                0.00

Frank E. Best                       0.00             0.00              0.00              0.00                0.00

Best Lock Partners                  0.00             0.00              0.00              0.00                0.00
                                  ------            -----             -----            ------               -----
Sub-Total                           1.64             1.28              4.05              0.00                6.97

Administrative Expenses                              0.04              0.03              0.00                0.06

Corporate Taxes Paid                0.74             0.50              0.35                 0                1.59
                                  ------            -----             -----            ------               -----
Total Payments                      2.38             1.81              4.43              0.00                8.62
                                  ======            =====             =====             =====               =====

                           Dividend Summary Round 3
                                   Page 27

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

BLC Dividend Paid                             3.43                     BUL Dividend Rec'd   (From BLC)                 1.75
                                                                       Administrative Expenses              1%         0.01
Corporate Tax Exclusion    80%                                                                                         ----
Corporate Tex Rate         43%                                         Taxable Income                                  1.74
Corporate Taxes Paid                          0.21                     Corporate Tax Exclusion             80%
                                              ----                     Corporate Tex Rate                  40%
BLC Dividend Paid                             2.21                     Corporate Taxes Paid                            0.14
                                              ====                                                                     ----
                                                                       BUL Dividend Paid                               1.60
                                                                                                                       ====
BLC Shareholders                                                       BUL Shareholders
------------------------------------------------------                 ---------------------------------------------------------
                   Shares            Pct.     Dividend                                      Shares         Pct.         Dividend
                   -----------------------------------                                 -----------------------------------------
Outsiders                                                              Outsiders
                          0.00       0.0000      0.00                                           6,798.00       1.7590       0.03
                      4,365.00       3.6181      0.08                                           5,671.00       1.4674       0.02
                      2,416.15       2.0027      0.04                                               0.00       0.0000       0.00
                        100.00       0.0829      0.00                                             100.00       0.0259       0.00
                      5,981.17       4.9577      0.11                                          16,436.00       4.2529       0.07
                   ----------------------------------                                        -----------------------------------
                     12,862.32      10.6615      0.24                                          29,005.00       7.5051       0.12
Insiders                                                               Insiders
                      1,686.00       1.3975      0.03                                           2,127.00       0.5504       0.01
                          1.00       0.0008      0.00                                               1.00       0.0003       0.00
                   ----------------------------------                                        -----------------------------------
                      1,687.00       1.3983      0.03                                           2,128.00       0.5506       0.01

Stock Bonus Plan     10,537.19       8.7342      0.19                  Stock Bonus Plan        27,262.00       7.0541       0.11

Best Lock Corp            0.00       0.0000      0.00                  Best Lock Corp          28,074.00       7.2642       0.12

Best Universal Lock  95,556.34      79.2060      1.75                  Best Universal Lock          0.00       0.0000       0.00

Frank E. Best             0.00       0.0000      0.00                  Frank E. Best          300,000.00      77.6259       1.24

Best Lock Partners        0.00       0.0000      0.00                  Best Lock Partners           0.00       0.0000       0.00
                   ----------------------------------                                        -----------------------------------
Total               120,642.85     100.0000      2.21                  Total                  386,469.00     100.0000       1.60
                   ==================================                                        ===================================


                              BLC & BUL Round 4
                                   Page 28

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model



FEB Dividends Rec'd  (From BUL)                  1.24            BLP Dividends Rec'd  (From FEB)                    0.00
Administrative Expenses                  1%      0.01                                 (From BUL)                    0.00
                                                 ====                                                               ----
Taxable Income                                   1.24                                                               0.00
Corporate Tax Exclusion                 80%      ====            Administrative Expenses                  0%        0.00
Corporate Tax Rate                      40%                                                                         ----
Corporate Taxes Paid                             0.10            Taxable Income                                     0.00
                                                 ----            Corporate Tax Exclusion                100%
FEB Dividend Paid                                1.14            Corporate Tax Rate                       0%
                                                 ====            Corporate Taxes                                       0

                                                                 BLP Dividend Paid                                  0.00
                                                                                                                    ====
FEB Shareholders                                                 BLP Shareholders
------------------------------------------------------------     --------------------------------------------------------------
                         Shares          Pct.       Dividend                            Shares              Pct.       Dividend
                         -----------------------------------                            ---------------------------------------
Outsiders                                                        Outsiders
                              0.00        0.0000         0.00                            0.00               0.0000      0.00
                         63,921.00       10.6765         0.12                            0.00               0.0000      0.00
                              0.00        0.0000         0.00                            0.00               0.0000      0.00
                              0.00        0.0000         0.00                            0.00               0.0000      0.00
                         68,499.00       11.4411         0.13                            0.00               0.0000      0.00
                        -------------------------------------                            -----------------------------------
                        132,420.00       22.1176         0.25                            0.00               0.0000      0.00
Insiders
                        169,970.00       28.3894         0.32                            0.00               0.0000      0.00
                              1.00        0.0002         0.00                            0.00               0.0000      0.00
                        -------------------------------------                            -----------------------------------
                        169,971.00       28.3895         0.32                            0.00               0.0000      0.00

Stock Bonus Plan              0.00        0.0000         0.00                            0.00               0.0000      0.00

Best Lock Corp          296,319.00       49.4929         0.56                            0.00               0.0000      0.00

Best Universal Lock           0.00        0.0000         0.00                            0.00               0.0000      0.00

Frank E. Best                 0.00        0.0000         0.00                            0.00               0.0000      0.00

Best Lock Partners            0.00        0.0000         0.00                            0.00               0.0000      0.00
                        -------------------------------------                            -----------------------------------
                        598,710.00      100.0000         1.14                            0.00               0.0000      0.00
                        =====================================                            ===================================

                               FEB & BLP Round 4

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model



Dividends Retained                BLC                      BUL                     FEB                 BLP         Total Dividends
                                  ---                      ---                     ---                 ---         ---------------
Outsiders
                                  0.00                     0.03                    0.00                0.00            0.03
                                  0.08                     0.02                    0.12                0.00            0.22
                                  0.04                     0.00                    0.00                0.00            0.04
                                  0.00                     0.00                    0.00                0.00            0.00
                                  0.11                     0.07                    0.13                0.00            0.31
                                  ----                     ----                    ----                ----            ----
                                  0.24                     0.12                    0.25                0.00            0.61
Insiders
                                  0.03                     0.01                    0.32                0.00            0.36
                                  0.00                     0.00                    0.00                0.00            0.00
                                  ----                     ----                    ----                ----            ----
                                  0.03                     0.01                    0.32                0.00            0.36

Stock Bonus Plan                  0.19                     0.11                    0.00                0.00            0.31

Best Lock Corp                    0.00                     0.12                    0.56                0.00            0.68

Best Universal Lock               0.00                     0.00                    0.00                0.00            0.00

Frank E. Best                     0.00                     0.00                    0.00                0.00            0.00

Best Lock Partners                0.00                     0.00                    0.00                0.00            0.00
                                  ----                     ----                    ----                ----            ----
Sub-Total                         0.46                     0.36                    1.14                0.00            1.96

Administrative Expenses                                    0.01                    0.01                0.00            0.02

Corporate Taxes Paid              0.21                     0.14                    0.10                   0            0.45
                                  ----                     ----                    ----                ----            ----
Total Payments                    0.67                     0.51                    1.24                0.00            2.42
                                  ====                     ====                    ====                ====            ====




                           Dividend Summary Round 4

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


BLC Dividend Paid                            0.68                           BUL Dividend Rec'd   (From BLC)              0.49
                                                                            Administrative Expenses               1%     0.00
Corporate Tax Exclusion       80%                                                                                        ----
Corporate Tax Rate            43%                                           Taxable Income                               0.49
Corporate Taxes Paid                         0.06                           Corporate Tax Exclusion              80%
                                             ----                           Corporate Tax Rate                   40%
BLC Dividend Paid                            0.62                           Corporate Taxes Paid                         0.04
                                             ====                                                                        ----
                                                                            BUL Dividend Paid                            0.45
                                                                                                                         ====
BLC Shareholders                                                            BUL Shareholders
----------------------------------------------------------------------      --------------------------------------------------------
                               Shares             Pct.       Dividend                             Shares            Pct.    Dividend
                           -------------------------------------------                         -------------------------------------
Outsiders                                                                   Outsiders
                                    0.00         0.0000       0.00                                  6,798.00        1.7590    0.01
                                4,365.00         3.6181       0.02                                  5,671.00        1.4674    0.01
                                2,416.15         2.0027       0.01                                      0.00        0.0000    0.00
                                  100.00         0.0829       0.00                                    100.00        0.0259    0.00
                                5,981.17         4.9577       0.03                                 16,436.00        4.2529    0.02
                               -----------------------------------                             -----------------------------------
                               12,862.32        10.6615       0.07                                 29,005.00        7.5051    0.03
Insiders                                                                    Insdiers
                                1,686.00         1.3975       0.01                                  2,127.00        0.5504    0.00
                                    1.00         0.0008       0.00                                      1.00        0.0003    0.00
                               -----------------------------------                             -----------------------------------
                                1,687.00         1.3983       0.01                                  2,128.00        0.5506    0.00

Stock Bonus Plan               10,537.19         8.7342       0.05          Stock Bonus Plan       27,262.00        7.0541    0.03

Best Lock Corp                      0.00         0.0000       0.00          Best Lock Corp         28,074.00        7.2642    0.03

Best Universal Lock            95,556.34        79.2060       0.49          Best Universal Lock         0.00        0.0000    0.00

Frank E. Best                       0.00         0.0000       0.00          Frank E. Best         300,000.00       77.6259    0.35

Best Lock Partners                  0.00         0.0000       0.00          Best Lock Partners          0.00        0.0000    0.00
                              ------------------------------------                             -----------------------------------
Total                         120,642.85       100.0000       0.62          Total                 386,469.00      100.0000    0.45
                              ====================================                             ===================================

                               BLC & BUL Round 5
                                    Page 31

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model



FEB Dividends Rec'd  (From BUL)                                0.35    BLP Dividends Rec'd  (From FEB)                     0.00
Administrative Expenses                      1%                0.00                         (From BUL)                     0.00
                                                               ----                                                        ----
Taxable Income                                                 0.35                                                        0.00
Corporate Tax Exclusion                     80%                        Administrative Expenses                0%           0.00
Corporate Tax Rate                          40%                                                                            ----
Corporate Taxes Paid                                           0.03    Taxable Income                                      0.00
                                                               ----    Corporate Tax Exclusion              100%
FEB Dividend Paid                                              0.32    Corporate Tax Rate                     0%
                                                               ====    Corporate Taxes                                        0

                                                                       BLP Dividend Paid                                   0.00
                                                                                                                           ====

FEB Shareholders                                                       BLP Shareholders
---------------------------------------------------------------------  ----------------------------------------------------------
                      Shares                 Pct.            Dividend              Shares                Pct.            Dividend
                      -----------------------------------------------              ----------------------------------------------
Outsiders                                                              Outsiders
                            0.00               0.0000            0.00                0.00               0.0000             0.00
                       63,921.00              10.6765            0.03                0.00               0.0000             0.00
                            0.00               0.0000            0.00                0.00               0.0000             0.00
                            0.00               0.0000            0.00                0.00               0.0000             0.00
                       68,499.00              11.4411            0.04                0.00               0.0000             0.00
                      -----------------------------------------------                ------------------------------------------
                      132,420.00              22.1176            0.07                0.00               0.0000             0.00
Insiders
                      169,970.00              28.3894            0.09                0.00               0.0000             0.00
                            1.00               0.0002            0.00                0.00               0.0000             0.00
                      -----------------------------------------------                ------------------------------------------
                      169,971.00              28.3895            0.09                0.00               0.0000             0.00

Stock Bonus Plan            0.00               0.0000            0.00                0.00               0.0000             0.00

Best Lock Corp        296,319.00              49.4929            0.16                0.00               0.0000             0.00

Best Universal Lock         0.00               0.0000            0.00                0.00               0.0000             0.00

Frank E. Best               0.00               0.0000            0.00                0.00               0.0000             0.00

Best Lock Partners          0.00               0.0000            0.00                0.00               0.0000             0.00

                      -----------------------------------------------                ------------------------------------------
                      598,710.00             100.0000            0.32                0.00               0.0000             0.00
                      ===============================================                ==========================================




                               FEB & BLP Round 5

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model


Dividends Retained                  BLC                  BUL                 FEB                  BLP            Total Dividends
                                    ---                  ---                 ---                  ---            ---------------
Outsiders
                                    0.00                 0.01                0.00                  0.00               0.01
                                    0.02                 0.01                0.03                  0.00               0.06
                                    0.01                 0.00                0.00                  0.00               0.01
                                    0.00                 0.00                0.00                  0.00               0.00
                                    0.03                 0.02                                      0.00               0.05
                                    ----                 ----                ----                  ----               ----
                                    0.07                 0.03                0.07                  0.00               0.17
Insiders
                                    0.01                 0.00                0.09                  0.00               0.10
                                    0.00                 0.00                0.00                  0.00               0.00
                                    ----                 ----                ----                  ----               ----
                                    0.01                 0.00                0.09                  0.00               0.10
Stock Bonus Plan                    0.05                 0.03                0.00                  0.00               0.09
Best Lock Corp                      0.00                 0.03                0.16                  0.00               0.19
Best Universal Lock                 0.00                 0.00                0.00                  0.00               0.00
Frank E. Best                       0.00                 0.00                0.00                  0.00               0.00
Best Lock Partners                  0.00                 0.00                0.00                  0.00               0.00
                                    ----                 ----                ----                  ----               ----

Sub-Total                           0.13                 0.10                0.32                  0.00               0.55

Administrative Expenses                                  0.00                0.00                  0.00               0.01

Corporate Taxes Paid                0.06                 0.04                0.03                     0               0.13
                                    ----                 ----                ----                  ----               ----

Total Payments                      0.19                 0.14                0.35                  0.00               0.68
                                    ====                 ====                ====                  ====               ====



                           Dividend Summary Round 5

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

Value Distribution          Round One            Round Two          Round Three         Round Four           Round Five    % Value
                            ----------           ----------         -----------         ----------           ----------    -------
Outsiders
                             1.27                 0.36                 0.10                 0.03               0.01         1.77
                            10.17                 2.85                 0.80                 0.22               0.06        14.11
                             2.00                 0.56                 0.16                 0.04               0.01         2.78
                             0.10                 0.03                 0.01                 0.00               0.00         0.14
                            13.92                 3.91                 1.10                 0.31               0.05        19.28
                           ------               ------               ------               ------             ------       ------
                            27.47                 7.71                 2.16                 0.61               0.17        38.12
Insiders
                            16.39                 4.60                 1.29                 0.36               0.10        22.75
                             0.00                 0.00                 0.00                 0.00               0.00         0.00
                           ------               ------               ------               ------             ------       ------
                            16.39                 4.60                 1.29                 0.36               0.10        22.75

Stock Bonus Plan            13.84                 3.89                 1.09                 0.31               0.09        19.21

Best Lock Corp              30.71                 8.62                 2.42                 0.68               0.19         0.19

Best Universal Lock          0.00                 0.00                 0.00                 0.00               0.00         0.00

Frank E. Best                0.00                 0.00                 0.00                 0.00               0.00         0.00

Best Lock Partners           0.00                 0.00                 0.00                 0.00               0.00         0.00

                           ------               ------               ------               ------             ------       ------
Sub-Total                   88.42                24.82                 6.97                 1.96               0.55        80.28

Administrative Expenses      0.81                 0.23                 0.06                 0.02               0.01         1.13

Corporate Taxes Paid        10.77                 5.66                 1.59                 0.45               0.13        18.60

                           ------               ------               ------               ------             ------       ------
Total                      100.00                30.71                 8.62                 2.42               0.68       100.00
                           ======               ======               ======               ======             ======       ======




                               Exercise Summary

Project Thoroughbred
--------------------------------------------------------------------------------










                              Sale Scenario Detail
                               (Arthur Andersen)

                  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE)
                        BUL Sale of BLC Stock -- Summary



Cash Received From Stock Sale   $56,000,000.00


     Shareholder           Distribution Received   % Total Distribution
----------------------     ---------------------   --------------------
     Outsiders
----------------------

Edward McLaughlin                   568,459.69          1.015%
Cede & Co.                        4,157,920.81          7.425%
Della & Co.                       1,149,508.72          2.053%
Martin Nelson & Assoc.               55,938.21          0.100%
All Other Outsiders               5,942,219.39         10.611%


     Insiders
----------------------
RCB/Webco                         5,253,132.00          9.381%
Mariea Best                             584.52          0.001%


Stock Bonus Plan                  7,292,871.02         13.023%
                                --------------    -----------
Subtotal                        $24,420,634.36         43.608%

Corporate Taxes Paid             31,579,365.63         56.392%
                                --------------    -----------
Total                           $55,999,999.99        100.000%
                                ==============    ===========


        Entity                 Value Per Share
-----------------------------  ---------------
BLC -- BUL                      $       563.67
BLC -- All Other Shareholders   $       475.76

BUL                             $        83.62

FEB                             $        25.14

BLP                                #DIV/0!

  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
               BUL Sale of BLC Stock -- Proof of Value Per Share


                                                 BLC                                                   BUL
                           -----------------------------------------------      ------------------------------------------------
        Shareholder        Cash Received       Shares      Value Per Share      Cash Received       Shares       Value Per Share
------------------------   --------------    ----------     --------------      --------------    ----------     ---------------
         Outsiders
------------------------
Edward McLaughlin                                                               $   568,459.69      6,798.00      $       83.62
Cede & Co.                 $ 2,076,694.57      4,365.00     $    475.76         $   474,218.14      5,671.00              83.62
Della & Co.                $ 1,149,508.72      2,416.15          475.76
Martin Nelson & Assoc.     $    47,576.05        100.00          475.76         $     8,362.16        100.00              83.62
All Other Outsiders        $ 2,845,604.41      5,981.17          475.76         $ 1,374,488.37     16,437.00              83.62
                           --------------    ----------     -----------         --------------    ----------      -------------
                           $ 6,119,383.76     12,862.32     $    475.76         $ 2,425,528.35     29,006.00      $       83.62
                           --------------    ----------     -----------         --------------    ----------      -------------

          Insiders
------------------------
RCB/Webco                  $   802,132.20      1,686.00     $    475.76         $   177,863.16      2,127.00      $       83.62
Mariea Best                $       475.76          1.00          475.76         $        83.62          1.00              83.62
                           --------------    ----------     -----------         --------------    ----------      -------------
                           $   802,607.96      1,687.00     $    475.76         $   177,946.78      2,128.00      $       83.62
                           --------------    ----------     -----------         --------------    ----------      -------------

Stock Bonus Plan           $ 5,013,178.75     10,537.19     $    475.76         $ 2,279,692.27     27,262.00      $       83.62

BLC                                                                             $ 2,347,509.39     28,073.00      $       83.62

BUL                        $53,861,931.81     95,556.34     $    563.67

FEB                                                                             $25,086,482.30    300,000.00      $       83.62

BLP                                                                             $          -             -           #DIV/0!
                           --------------    ----------     -----------         --------------    ----------      -------------
Total                      $65,797,102.28    120,642.85     $    545.39         $32,317,159.09    386,469.00      $       83.62
                           ==============    ==========     ===========         ==============    ==========      =============
                                                 FEB                                                 BLP
                           -----------------------------------------------      ------------------------------------------------
        Shareholder        Cash Received       Shares      Value Per Share      Cash Received       Shares       Value Per Share
------------------------   --------------    ----------     --------------      --------------    ----------     ---------------
         Outsiders
------------------------
Edward McLaughlin
Cede & Co.                 $ 1,607,008.10     63,921.00     $     25.14
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders        $ 1,722,126.61     68,500.00           25.14
                           --------------    ----------     -----------         --------------    ----------      -------------
                           $ 3,329,134.71    132,421.00     $     25.14         $          -              -          #DIV/0!
                           --------------    ----------     -----------         --------------    ----------      -------------

          Insiders
------------------------
RCB/Webco                  $ 4,273,136.64    169,970.00     $     25.14         $          -              -          #DIV/0!
Mariea Best                $        25.14          1.00           25.14
                           --------------    ----------     -----------         --------------    ----------      -------------
                           $ 4,273,161.78    169,971.00     $     25.14         $          -              -          #DIV/0!
                           --------------    ----------     -----------         --------------    ----------      -------------

Stock Bonus Plan

BLC                        $ 7,449,592.89    296,318.00     $     25.14         $          -              -          #DIV/0!

BUL

FEB

BLP                        $          -             -         #DIV/0!
                           --------------    ----------     -----------         --------------    ----------      -------------

Total                      $15,051,889.38    598,710.00     $     25.14         $          -              -          #DIV/0!
                           ==============    ==========     ===========         ==============    ==========      =============

 PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                         Current Ownership Structure

                                    BLC                         BUL                        FEB                        BLP
                          ----------------------      ----------------------     -----------------------     ---------------------
                            Shares      Percent         Shares      Percent        Shares       Percent        Shares     Percent
                          ----------   ---------      ----------   ---------     ----------    ---------     ---------   ---------
         Outsiders
------------------------
Edward McLaughlin                                       6,798.00     1.7590%
Cede & Co.                  4,365.00     3.6181%        5,671.00     1.4674%      63,921.00     10.6765%
Della & Co.                 2,416.15     2.0027%
Martin Nelson & Assoc.        100.00     0.0829%          100.00     0.0259%
All Other Outsiders         5,981.17     4.9577%       16,437.00     4.2531%      68,500.00     11.4413%
                          ----------------------      ----------------------     -----------------------     ---------------------
                           12,862.32    10.6615%       29,006.00     7.5054%     132,421.00     22.1177%           -       0.0000%
                          ----------------------      ----------------------     -----------------------     ---------------------
          Insiders
------------------------
RCB/Webco                   1,686.00     1.3975%        2,127.00     0.5504%     169,970.00     28.3894%           -       0.0000%
Mariea Best                     1.00     0.0008%            1.00     0.0003%           1.00      0.0002%
                          ----------------------      ----------------------     -----------------------     ---------------------
                            1,687.00     1.3983%        2,128.00     0.5506%     169,971.00     28.3895%           -       0.0000%
                          ----------------------      ----------------------     -----------------------     ---------------------

Stock Bonus Plan           10,537.19     8.7342%       27,262.00     7.0541%

BLC                                                    28,073.00     7.2640%     296,318.00     49.4927%           -       0.0000%

BUL                        95,556.34    79.2060%

FEB                                                   300,000.00    77.6259%

BLP                                                          -       0.0000%            -        0.0000%
                          ----------------------      ----------------------     -----------------------     ---------------------

Total                     120,642.85   100.0000%      386,469.00   100.0000%     598,710.00    100.0000%           -       0.0000%
                          ======================      ======================     =======================     =====================

  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock - Round 1 Distribution

                BUL Sale of BLC Stock                                                   FEB Distribution Received
---------------------------------------------------                             ----------------------------------------
Cash Received from Sale              $46,102,041.89                             Cash Received from BUL    $21,472,272.14
Tax Basis                                       -                               Tax Basis                            -
                                     --------------                                                       --------------
Gain on Sale                         $46,102,041.89                             Gain from Distribution    $21,472,272.14
Tax Rate                                         40%                            Tax Rate                              40%
                                     --------------                                                       --------------
Tax Due                              $18,440,816.76                             Tax Due                   $ 8,588,908.85
                                     --------------                                                       --------------
Cash Distributed                     $27,661,225.13                             Cash Distributed          $12,883,363.28
                                     ==============                                                       ==============

                   BUL Shareholders                                                             FEB Shareholders
-----------------------------------------------------------             -----------------------------------------------------------
                                 Percent         Dividend                                                 Percent       Dividend
                               ----------    --------------                                             ----------   --------------
         Outsiders                                                               Outsiders
---------------------------                                             --------------------------
Edward McLaughlin                1.7590%     $   486,561.69             Edward McLaughlin
Cede & Co.                       1.4674%     $   405,897.52             Cede & Co.                       10.6765%    $ 1,375,486.40
Della & Co.                                                             Della & Co.
Martin Nelson & Assoc.           0.0259%     $     7,157.42             Martin Nelson & Assoc.
All Other Outsiders              4.2531%     $ 1,176,465.79             All Other Outsiders              11.4413%      1,474,019.78
                               ----------------------------                                             ---------------------------
                                 7.5054%     $ 2,076,082.42                                              22.1177%    $ 2,849,506.19
                               ----------------------------                                             ---------------------------

          Insiders                                                                Insiders
---------------------------                                             --------------------------
RCB/Webco                        0.5504%     $   152,238.41             RCB/Webco                        28.3894%    $ 3,657,505.73
Mariea Best                      0.0003%     $        71.57             Mariea Best                       0.0002%             21.52
                               ----------------------------                                             ---------------------------
                                 0.5506%     $   152,309.98                                              28.3895%    $ 3,657,527.25
                               ----------------------------                                             ---------------------------

Stock Bonus Plan                 7.0541%     $ 1,951,256.94             Stock Bonus Plan

BLC                              7.2640%     $ 2,009,303.65             BLC                              49.4927%    $ 6,376,329.84

BUL                                                                     BUL

FEB                             77.6259%     $21,472,272.14             FEB

BLP                              0.0000%     $          -               BLP                               0.0000%    $          -
                               ----------------------------                                             ---------------------------

Total                          100.0000%     $27,661,225.13             Total                           100.0000%    $12,883,363.28
                               ============================                                             ===========================

      Total Taxes Paid                       $27,029,725.61

BLC's Beginning Basis in FEB, BUL, & BLP      10,562,483.20
Basis Used This Round                                  0.00
Basis Allocated From BLP This Round                    0.00
                                             --------------
BLC's Ending Basis This Round                 10,562,483.20
                                             ==============

                BLP Distribution Received
----------------------------------------------------
Cash Received from BUL               $            -
Cash Received from FEB                            -
                                     ---------------
Total Cash Received                  $            -
Tax Basis                                         -
                                     ---------------
Gain from Distribution               $            -
                                     ===============

Gain/Basis Alloc. to BLC             $            -
                                     ===============

Cash Distributed                     $            -
                                     ===============

                    BLP Shareholders
-----------------------------------------------------------
                                 Percent        Dividend
                               ----------    --------------
         Outsiders
---------------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                               ----------------------------
                               0.0000%       $          -
                               ----------------------------

          Insiders
---------------------------
RCB/Webco                      0.0000%       $          -
Mariea Best
                               ----------------------------
                               0.0000%       $          -
                               ----------------------------

Stock Bonus Plan

BLC                            0.0000%       $          -

BUL

FEB

BLP
                               ----------------------------

Total                          0.0000%       $          -
                               ============================



BLP's Beginning Basis in FEB & BUL                      -
Basis Used This Round                                   -
                                             --------------
BLP's Ending Basis This Round                           -
                                             ==============

  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock - Round 2 Distribution

              BLC Distribution Received                                                  BUL Distribution Received
---------------------------------------------------                             ----------------------------------------
Cash Received from BUL               $ 2,009,303.65                             Cash Received from BLC    $ 6,641,922.38
Cash Received from FEB                 6,376,329.84                             Tax Basis                            -
Cash Received from BLP                          -                                                         --------------
                                     --------------                             Gain on Sale              $ 6,641,922.38
Total Cash Received                  $ 8,385,633.50                             Tax Rate                              40%
Tax Basis                              8,385,633.50                                                       --------------
                                     --------------                             Tax Due                   $ 2,656,768.95
                                                                                                          --------------
Gain on Sale                         $          -                               Cash Distributed          $ 3,985,153.43
Last Round BLP Income                $          -                                                         ==============
                                     --------------
Total Income                         $          -
Tax Rate                                         40%
                                     --------------
Tax Due                              $          -
Cash Distributed                     $ 8,385,633.50
                                     ==============

                    BLC Shareholders                                                           BUL Shareholders
-----------------------------------------------------------             -----------------------------------------------------------
                                 Percent         Dividend                                                 Percent       Dividend
                               ----------    --------------                                             ----------   --------------
         Outsiders                                                               Outsiders
---------------------------                                             --------------------------
Edward McLaughlin                                                       Edward McLaughlin                 1.7590%    $    70,098.95
Cede & Co.                       3.6181%     $   303,402.07             Cede & Co.                        1.4674%    $    58,477.67
Della & Co.                      2.0027%     $   167,941.56             Della & Co.
Martin Nelson & Assoc.           0.0829%     $     6,950.79             Martin Nelson & Assoc.            0.0259%    $     1,031.17
All Other Outsiders              4.9577%     $   415,738.68             All Other Outsiders               4.2531%    $   169,493.46
                               ----------------------------                                             ---------------------------
                                10.6615%     $   894,033.10                                               7.5054%    $   299,101.25
                               ----------------------------                                             ---------------------------

          Insiders                                                                 Insiders
---------------------------                                             --------------------------
RCB/Webco                        1.3975%     $   117,190.35             RCB/Webco                         0.5504%    $    21,932.99
Mariea Best                      0.0008%     $        69.51             Mariea Best                       0.0003%    $        10.31
                               ----------------------------                                             ---------------------------
                                 1.3983%     $   117,259.86                                               0.5506%    $    21,943.30
                               ----------------------------                                             ---------------------------

Stock Bonus Plan                 8.7342%     $   732,418.15             Stock Bonus Plan                  7.0541%    $   281,117.64

BLC                                                                     BLC                               7.2640%    $   289,480.43

BUL                             79.2060%     $ 6,641,922.38             BUL

FEB                                                                     FEB                              77.6259%    $ 3,093,510.81

BLP                                                                     BLP                               0.0000%    $          -
                               ----------------------------                                             ---------------------------

Total                          100.0000%     $ 8,385,633.50             Total                           100.0000%    $ 3,985,153.43
                               ============================                                             ===========================

      Total Taxes Paid                       $ 3,894,173.28

BLC's Beginning Basis in FEB, BUL, & BLP      10,562,483.20
Basis Used This Round                         (8,385,633.50)
Basis Allocated From BLP This Round                    0.00
                                             --------------
BLC's Ending Basis This Round                  2,176,849.70
                                             ==============
            FEB Distribution Received                                                   BLP Distribution Received
--------------------------------------------------                             --------------------------------------------
Cash Received from BUL               $3,093,510.81                             Cash Received from BUL        $          -
Tax Basis                            $         -                               Cash Received from FEB                   -
                                     -------------                                                           --------------
Gain from Distribution               $3,093,510.81                             Total Cash Received           $          -
Tax Rate                                        40%                            Tax Basis                                -
                                     -------------                                                           --------------
Tax Due                              $1,237,404.32                             Gain from Distribution        $          -
                                     -------------                                                           ==============
Cash Distributed                     $1,856,106.48                             Gain/Basis Alloc. to BLC      $          -
                                     =============                                                           ==============
                                                                               Cash Distributed              $          -
                                                                                                             ==============

                     FEB Shareholders                                                          BLP Shareholders
-----------------------------------------------------------             -----------------------------------------------------------
                                 Percent         Dividend                                                 Percent       Dividend
                               ----------    --------------                                             ----------   --------------
         Outsiders                                                               Outsiders
---------------------------                                             --------------------------
Edward McLaughlin                                                       Edward McLaughlin
Cede & Co.                      10.6765%     $   198,166.36             Cede & Co.
Della & Co.                                                             Della & Co.
Martin Nelson & Assoc.                                                  Martin Nelson & Assoc.
All Other Outsiders             11.4413%         212,362.07             All Other Outsiders
                               ----------------------------                                             ---------------------------
                                22.1177%     $   410,528.43                                               0.0000%     $        -
                               ----------------------------                                             ---------------------------

          Insiders                                                                Insiders
---------------------------                                             --------------------------
RCB/Webco                       28.3894%     $   526,936.95             RCB/Webco                         0.0000%     $        -
Mariea Best                      0.0002%               3.10             Mariea Best
                               ----------------------------                                             ---------------------------
                                28.3895%     $   526,940.05                                               0.0000%     $        -
                               ----------------------------                                             ---------------------------

Stock Bonus Plan                                                        Stock Bonus Plan

BLC                             49.4927%     $   918,638.01             BLC                               0.0000%     $        -

BUL                                                                     BUL

FEB                                                                     FEB

BLP                              0.0000%     $          -               BLP
                               ----------------------------                                             ---------------------------

Total                          100.0000%     $ 1,856,106.48             Total                             0.0000%     $        -
                               ============================                                             ===========================

                                                                        BLP's Beginning Basis in FEB & BUL                     0.00
                                                                        Basis Used in This Round                               0.00
                                                                                                                      -------------
                                                                        BLP's Ending Basis in FEB & BUL                        0.00
                                                                                                                      =============

  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock - Round 3 Distribution


           BLC Distribution Received                                  BUL Distribution Received
----------------------------------------------------       ---------------------------------------------
Cash Received from BUL          $         289,480.43       Cash Received from BLC         $   956,901.93
Cash Received from FEB                    918,638.01       Tax Basis                                 -
Cash Received from BLP                          -                                         --------------
                                --------------------       Gain on Sale                   $   956,901.93
Total Cash Received             $       1,208,118.44       Tax Rate                                   40%
Tax Basis                               1,208,118.44                                      --------------
                                --------------------       Tax Due                        $   382,760.77
Gain on Sale                    $               -                                         --------------
                                                           Cash Distributed               $   574,141.16
Last Round BLP Income           $                                                         ==============
                                --------------------
Total Income                    $               -
Tax Rate                                          40%
                                ---------------------
Tax Due                         $               -
                                --------------------
Cash Distributed                $       1,208,118.44
                                ====================
                        BLC Shareholders                                                    BUL Shareholders
-------------------------------------------------------------------      ------------------------------------------------------
                                            Percent        Dividend                                        Percent     Dividend
                                            -----------------------                                        --------------------
        Outsiders                                                                Outsiders
        ---------                                                                ---------
Edward McLaughlin                                                        Edward McLaughlin                1.7590%    $10,099.16
Cede & Co.                                    3.6181%     $ 43,711.14    Cede & Co.                       1.4674%    $ 8,424.88
Della & Co.                                   2.0027%     $ 24,195.34    Della & Co.
Martin Nelson & Assoc.                        0.0829%     $  1,001.40    Martin Nelson & Assoc.           0.0259%    $   148.56
All Other Outsiders                           4.9577%     $ 59,895.48    All Other Outsiders              4.2531%    $24,418.93
                                             ------------------------                                     ---------------------
                                             10.6615%     $128,803.37                                     7.5054%    $43,091.52
                                             ------------------------                                     ---------------------
        Insiders                                                                 Insiders
        --------                                                                 --------
RCB/Webco                                     1.3975%     $ 16,883.62    RCB/Webco                        0.5504%    $ 3,159.89
Mariea Best                                   0.0008%     $     10.01    Mariea Best                      0.0003%    $     1.49
                                             ------------------------                                     ---------------------
                                              1.3983%     $ 16,893.63                                     0.5506%    $ 3,161.37
                                             ------------------------                                     ---------------------
Stock Bonus Plan                              8.7342%     $105,519.50    Stock Bonus Plan                 7.0541%    $40,500.63

BLC                                                                      BLC                              7.2640%    $41,705.45

BUL                                          79.2060%     $956,901.93    BUL

FEB                                                                      FEB                             77.6259%   $445,682.18

BLP                                         -------------------------    BLP                              0.0000%           -
                                                                                                         ----------------------
Total                                       100.0000%   $1,208,118.44    Total                          100.0000%   $574,141.16
                                            =========================                                   =======================

Total Taxes Paid                                        $  561,033.65

BLC's Beginning Basis in FEB, BUL, & BLP                 2,176,849.70
Basis Used This Round                                   (1,208,118.44)
Basis Allocated From BLP This Round                              0.00
                                                     ----------------
BLC's Ending Basis This Round                              968,731.27
                                                     ================

          FEB Distribution Received                            BLP Distribution Received
--------------------------------------------       ---------------------------------------------
Cash Received from BUL      $     445,682.18         Cash Received from BUL       $           -
Tax Basis                   $            -           Cash Received from FEB                   -
                            ----------------                                      --------------
Gain from Distribution      $     445,682.18         Total Cash Received          $           -
Tax Rate                                  40%        Tax Basis                                -
                            ----------------                                      --------------
Tax Due                     $     178,272.87         Gain from Distribution       $           -
                            ----------------                                      ==============
Cash Distributed            $     267,409.31
                            ================         Gain/Basis Alloc. to BLC     $           -
                                                                                  ==============
                                                     Cash Distributed             $           -


                     FEB Shareholders                                                         BLP Shareholders
--------------------------------------------------------------         ----------------------------------------------------------
                                    Percent           Dividend                                            Percent        Dividend
                                ------------------------------                                           ------------------------
        Outsiders                                                                Outsiders
        ---------                                                                ---------
Edward McLaughlin                                                        Edward McLaughlin
Cede & Co.                           10.6765%     $  28,549.83           Cede & Co.
Della & Co.                                                              Della & Co.
Martin Nelson & Assoc.                                                   Martin Nelson & Assoc.
All Other Outsiders                  11.4413%        30,595.01           All Other Outsiders           ---------------------------
                                ------------------------------                                              0.0000% $         -
                                     22.1177%     $  59,144.84                                         ---------------------------
                                ------------------------------
        Insiders                                                                 Insiders
        --------                                                                 --------
RCB/Webco                            28.3894%     $  75,915.82           RCB/Webco                          0.0000% $         -
Mariea Best                           0.0002%             0.45           Mariea Best
                               -------------------------------
                                     28.3895%     $  75,916.27                                              0.0000% $         -
                               -------------------------------
Stock Bonus Plan                                                         Stock Bonus Plan

BLC                                  49.4927%     $ 132,348.20           BLC                                0.0000% $         -

BUL                                                                      BUL

FEB                                                                      FEB

BLP                                   0.0000%     $        -             BLP                           ---------------------------
                                 -----------------------------
Total                               100.0000%     $ 267,409.31           Total                              0.0000% $         -
                                 =============================                                         ===========================



                                                                         BLP's Beginning Basis in FEB & BUL                  0.00
                                                                         Basis Used in This Round                            0.00
                                                                                                                  ---------------
                                                                         BLP's Ending Basis in FEB & BUL                     0.00
                                                                                                                  ===============


  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock - Round 4 Distribution

              BLC Distribution Received                                            BUL Distribution Received
----------------------------------------------------                     ---------------------------------------------
Cash Received from BUL          $          41,705.45                     Cash Received from BLC         $   137,860.89
Cash Received from FEB                    132,348.20                     Tax Basis                                 -
                                                                                                        --------------
Cash Received from BLP                           -                       Gain on Sale                   $   137,860.89
                                --------------------                                                    --------------
Total Cash Received             $         174,053.65                     Tax Rate                                   40%
                                                                                                        --------------
Tax Basis                                 174,053.65                     Tax Due                        $    55,144.35
                                --------------------                                                    --------------
Gain on Sale                    $                -                       Cash Distributed               $    82,716.53
Last Round BLP Income           $                -                                                      ==============
                                --------------------
Total Income                    $                -
Tax Rate                                          40%
                                --------------------
Tax Due                         $                -
Cash Distributed                $         174,053.65
                                ====================
                        BLC Shareholders                                                      BUL Shareholders
-----------------------------------------------------------------       --------------------------------------------------------
                                      Percent            Dividend                                      Percent          Dividend
                                      -------            --------                                      -------          --------
        Outsiders                                                               Outsiders
        ---------                                                               ---------
Edward McLaughlin                                                       Edward McLaughlin               1.7590%    $    1,454.99
Cede & Co.                              3.6181% $      6,297.47         Cede & Co.                      1.4674%    $    1,213.77
Della & Co.                             2.0027% $      3,485.82         Della & Co.
Martin Nelson & Assoc.                  0.0829% $        144.27         Martin Nelson & Assoc.          0.0259%    $       21.40
All Other Outsiders                     4.9577% $      8,629.14         All Other Outsiders             4.2531%    $    3,518.04
                                      -------------------------                                       --------------------------
                                       10.6615% $     18,556.71                                         7.5054%    $    6,208.20
                                      -------------------------                                       --------------------------
        Insiders                                                                Insiders
        --------                                                                --------
RCB/Webco                               1.3975% $      2,432.42         RCB/Webco                       0.5504%    $      455.24
Mariea Best                             0.0008% $          1.44         Mariea Best                     0.0003%    $        0.21
                                      -------------------------                                       --------------------------
                                        1.3983% $      2,433.87                                         0.5506%    $      455.46
                                      -------------------------                                       --------------------------

Stock Bonus Plan                        8.7342% $     15,202.20         Stock Bonus Plan                7.0541%    $    5,834.93

BLC                                                                     BLC                             7.2640%    $    6,008.51

BUL                                    79.2060% $    137,860.89         BUL

FEB                                                                     FEB                            77.6259%    $   64,209.44

BLP                                                                     BLP                             0.0000%    $         -
                                      -------------------------                                       --------------------------
Total                                 100.0000% $    174,053.65         Total                         100.0000%    $   82,716.53
                                      =========================                                       ==========================

  Total Taxes Paid                              $     80,828.13

BLC's Beginning Basis in FEB, BUL, & BLP             968,731.27
Basis Used This Round                               (174,053.65)
Basis Allocated From BLP This Round                        0.00
                                                ---------------
BLC's Ending Basis This Round                        794,677.61
                                                ===============
        FEB Distribution Received                                    BLP Distribution Received
--------------------------------------------                 ------------------------------------------
Cash Received from BUL      $      64,209.44                 Cash Received from BUL       $           -
Tax Basis                   $            -                   Cash Received from FEB                   -
                            ----------------                                              -------------
Gain from Distribution      $      64,209.44                 Total Cash Received          $           -
Tax Rate                                  40%                Tax Basis                                -
                            ----------------                                              -------------
Tax Due                     $      25,683.78                 Gain from Distribution       $           -
                            ----------------                                              =============
Cash Distributed            $      38,525.67
                            ================
                                                             Gain/Basis Alloc. to BLC     $           -
                                                                                          =============
                                                             Cash Distributed             $           -
                                                                                          =============
                    FEB Shareholders                                             BLP Shareholders
--------------------------------------------------------     ----------------------------------------------------------
                                Percent         Dividend                                      Percent          Dividend
                                -------         --------                                      -------          --------
        Outsiders                                                    Outsiders
        ---------                                                    ---------
Edward McLaughlin                                            Edward McLaughlin
Cede & Co.                        10.6765%   $   4,113.18    Cede & Co.
Della & Co.                                                  Della & Co.
Martin Nelson & Assoc.                                       Martin Nelson & Assoc.
All Other Outsiders               11.4413%       4,407.82    All Other Outsiders
                                ---------    ------------                                      -------    -------------
                                  22.1177%   $   8,521.00                                      0.0000%    $         -
                                ---------    ------------                                      -------    -------------
        Insiders                                                     Insiders
        --------                                                     --------
RCB/Webco                         28.3894%   $  10,937.19    RCB/Webco                         0.0000%    $         -
Mariea Best                        0.0002%           0.06    Mariea Best
                                ---------    ------------                                      -------    -------------
                                  28.3895%   $  10,937.26                                      0.0000%    $         -
                                ---------    ------------                                      -------    -------------

Stock Bonus Plan                                             Stock Bonus Plan

BLC                               49.4927%   $  19,067.41    BLC                                0.0000%    $         -

BUL                                                          BUL

FEB                                                          FEB

BLP                                0.0000%   $        -      BLP
                                ---------    ------------                                      -------    -------------

Total                            100.0000%   $  38,525.67    Total                              0.0000%    $         -
                                =========    ============                                      ========    ============


                                                             BLP's Beginning Basis in FEB & BUL                     0.00
                                                             Basis Used in This Round                               0.00
                                                                                                           -------------
                                                             BLP's Ending Basis in FEB & BUL                        0.00
                                                                                                           =============


  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock - Round 5 Distribution


         BLC Distribution Received                                                BUL Distribution Received
--------------------------------------------                            -------------------------------------------
Cash Received from BUL          $   6,008.51                            Cash Received from BLC         $  19,861.62
Cash Received from FEB             19,067.41                            Tax Basis                                 -
Cash Received from BLP                     -                                                           ------------
                                ------------                            Gain on Sale                   $  19,861.62
Total Cash Received             $  25,075.91                            Tax Rate                                 40%
Tax Basis                          25,075.91                                                           ------------
                                ------------                            Tax Due                        $   7,944.65
Gain on Sale                    $          -                                                           ------------
Last Round BLP Income           $          -                            Cash Distributed               $  11,916.97
                                ------------                                                           ============
Total Income                    $          -
Tax Rate                                  40%
                                ------------
Tax Due                         $          -
Cash Distributed                $  25,075.91
                                ============
                BLC Shareholders                                                         BUL Shareholders
-------------------------------------------------------------------     --------------------------------------------------------
                                        Percent            Dividend                                 Percent        Dividend
                                       ----------------------------                                 ----------------------------
     Outsiders                                                               Outsiders
     ---------                                                               ---------
Edward McLaughlin                                                       Edward McLaughlin              1.7590%    $      209.62
Cede & Co.                               3.6181%      $       907.28    Cede & Co.                     1.4674%    $      174.87
Della & Co.                              2.0027%      $       502.20    Della & Co.
Martin Nelson & Assoc.                   0.0829%      $        20.79    Martin Nelson & Assoc.         0.0259%    $        3.08
All Other Outsiders                      4.9577%      $     1,243.20    All Other Outsiders            4.2531%    $      506.84
                                     -------------------------------                               ----------------------------
                                        10.6615%      $     2,673.47                                   7.5054%    $      894.42
                                     -------------------------------                               ----------------------------

     Insiders                                                                Insiders
     --------                                                                --------
RCB/Webco                                1.3975%      $       350.44    RCB/Webco                      0.5504%    $       65.59
Mariea Best                              0.0008%      $         0.21    Mariea Best                    0.0003%    $        0.03
                                     -------------------------------                               ----------------------------
                                         1.3983%      $       350.65                                   0.5506%    $       65.62
                                     -------------------------------                               ----------------------------
Stock Bonus Plan                         8.7342%      $     2,190.18    Stock Bonus Plan               7.0541%    $      840.64

BLC                                                                     BLC                            7.2640%    $      865.65

BUL                                     79.2060%      $    19,861.62    BUL

FEB                                                                     FEB                            77.6259%    $   9,250.66

BLP                                                                     BLP                            0.0000%     $          -
                                     -------------------------------                               ----------------------------
Total                                  100.0000%      $   25,075.91    Total                           100.0000%   $  11,916.97
                                     ===============================                               ============================


        Total Taxes Paid                              $  11,644.91

BLC's Beginning Basis in FEB, BUL, & BLP                794,677.61
Basis Used This Round                                   (25,075.91)
Basis Allocated From BLP This Round                           0.00
                                                      ------------
BLC's Ending Basis This Round                           769,601.70
                                                      ============

         FEB Distribution Received                                    BLP Distribution Received
------------------------------------------------                --------------------------------------------
    Cash Received from BUL      $       9,250.66                 Cash Received from BUL       $           -
    Tax Basis                   $            -                   Cash Received from FEB                   -
                                ----------------                                              -------------
    Gain from Distribution      $       9,250.66                 Total Cash Received          $           -
    Tax Rate                                  40%                Tax Basis                                -
                                ----------------                                              -------------
    Tax Due                     $       3,700.26                 Gain from Distribution       $           -
                                ----------------                                              =============
    Cash Distributed            $       5,550.39
                                ================
                                                                 Gain/Basis Alloc. to BLC     $           -
                                                                                              =============
                                                                 Cash Distributed             $           -
                                                                                              =============
            FEB Shareholders                                             BLP Shareholders
------------------------------------------------------------     --------------------------------------------------------
                                    Percent         Dividend                                      Percent        Dividend
                                   -------------------------                                  ---------------------------
     Outsiders                                                        Outsiders
     ---------                                                        ---------
Edward McLaughlin                                                Edward McLaughlin
Cede & Co.                           10.6765%  $  592.59         Cede & Co.
Della & Co.                                                      Della & Co.
Martin Nelson & Assoc.                                           Martin Nelson & Assoc.
All Other Outsiders                  11.4413%     635.04         All Other Outsiders
                                   ---------------------                                      --------------------------
                                     22.1177%  $1,227.62                                        0.0000%     $         -
                                   ---------------------                                      --------------------------

      Insiders                                                         Insiders
      --------                                                         --------
RCB/Webco                            28.3894%  $1,575.72         RCB/Webco                      0.0000%     $         -
Mariea Best                           0.0002%       0.01         Mariea Best
                                   ---------------------                                      -------------------------
                                     28.3895%  $1,575.73                                        0.0000%     $         -
                                   ---------------------                                      -------------------------
Stock Bonus Plan                                                 Stock Bonus Plan

BLC                                  49.4927%  $2,747.04         BLC                            0.0000%     $         -

BUL                                                              BUL

FEB                                                              FEB

BLP                                   0.0000%  $     -           BLP
                                   ---------------------                                      -------------------------
Total                               100.0000%  $5,550.39         Total                                 0.0000% $      -
                                   =====================                                      =========================



                                                                 BLP's Beginning Basis in FEB & BUL                0.00
                                                                 Basis Used in This Round                          0.00
                                                                                                             ----------
                                                                 BLP's Ending Basis in FEB & BUL                   0.00
                                                                                                             ==========

  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock - Round 6 Distribution



         BLC Distribution Received                                  BUL Distribution Received
----------------------------------------------               ----------------------------------------
Cash Received from BUL               $  865.65               Cash Received from BLC         $2,861.46
Cash Received from FEB                2,747.04               Tax Basis                              -
Cash Received from BLP                       -                                              ---------
                                     ---------               Gain on Sale                   $2,861.46
Total Cash Received                  $3,612.69               Tax Rate                              40%
Tax Basis                             3,612.69                                              ---------
                                     ---------               Tax Due                        $1,144.59
Gain on Sale                         $       -                                              ---------
Last Round BLP Income                $       -               Cash Distributed               $1,716.88
                                     ---------                                              =========
Total Income                         $       -
Tax Rate                                    40%
                                     ---------
Tax Due                              $       -
Cash Distributed                     $3,612.69
                                     =========



                BLC Shareholders                                           BUL Shareholders
--------------------------------------------------    ---------------------------------------------------------
                           Percent        Dividend                                     Percent       Dividend
                          ---------     ----------                                    ---------     -----------
     Outsiders                                             Outsiders
     ---------                                             ---------
Edward McLaughlin                                     Edward McLaughlin                 1.7590%      $    30.20
Cede & Co.                 3.6181%      $   130.71    Cede & Co.                        1.4674%      $    25.19
Della & Co.                2.0027%      $    72.35    Della & Co.
Martin Nelson & Assoc.     0.0829%      $     2.99    Martin Nelson & Assoc.            0.0259%      $     0.44
All Other Outsiders        4.9577%      $   179.11    All Other Outsiders               4.2531%      $    73.02
                          ------------------------                                      -----------------------
                          10.6615%      $   385.17                                      7.5054%      $   128.86
                          ------------------------                                      -----------------------

     Insiders                                              Insiders
     --------                                              --------
RCB/Webco                  1.3975%      $    50.49    RCB/Webco                         0.5504%      $     9.45
Mariea Best                0.0008%      $     0.03    Mariea Best                       0.0003%      $     0.00
                         -------------------------                                    -------------------------
                           1.3983%      $    50.52                                      0.5506%      $     9.45
                         -------------------------                                    -------------------------

Stock Bonus Plan           8.7342%      $   315.54    Stock Bonus Plan                  7.0541%      $   121.11

BLC                                                   BLC                               7.2640%      $   124.71

BUL                       79.2060%      $ 2,861.46    BUL

FEB                                                   FEB                              77.6259%      $ 1,332.74

BLP                                                   BLP                               0.0000%      $        -
                         -------------------------                                    -------------------------
Total                    100.0000%      $ 3,612.69    Total                           100.0000%      $ 1,716.88
                         =========================                                    =========================

  Total Taxes Paid                                    $      1,677.68

BLC's Beginning Basis in FEB, BUL, & BLP                   769,601.70
Basis Used This Round                                       (3,612.69)
Basis Allocated From BLP This Round                              0.00
                                                      ---------------
BLC's Ending Basis This Round                              765,989.01
                                                      ===============


     FEB Distribution Received                                  BLP Distribution Received
-------------------------------------                 --------------------------------------------
Cash Received from BUL      $1,332.74                 Cash Received from BUL         $           -
Tax Basis                   $       -                 Cash Received from FEB                     -
                            ---------                                                -------------
Gain from Distribution      $1,332.74                 Total Cash Received            $           -
Tax Rate                          40%                 Tax Basis                                  -
                            ---------                                                -------------
Tax Due                     $  533.10                 Gain from Distribution         $           -
                            ---------                                                =============
Cash Distributed            $  799.65
                            =========                  Gain/Basis Alloc. to BLC      $           -
                                                                                     =============
                                                       Cash Distributed              $           -
                                                                                     =============

                  FEB Shareholders                                                   BLP Shareholders
----------------------------------------------------------        -------------------------------------------------------
                                      Percent     Dividend                                        Percent        Dividend
                                     --------    ---------                                        --------     ----------
     Outsiders                                                          Outsiders
     ---------                                                          ---------
Edward McLaughlin                                                  Edward McLaughlin
Cede & Co.                           10.6765%    $   85.37         Cede & Co.
Della & Co.                                                        Della & Co.
Martin Nelson & Assoc.                                             Martin Nelson & Assoc.
All Other Outsiders                  11.4413%        91.49         All Other Outsiders
                                     ---------------------                                        -----------------------
                                     22.1177%    $  176.86                                         0.0000%     $        -
                                     ---------------------                                        -----------------------

     Insiders                                                           Insiders
     --------                                                           --------
RCB/Webco                            28.3894%    $  227.01         RCB/Webco                       0.0000%     $        -
Mariea Best                           0.0002%         0.00         Mariea Best
                                     ---------------------                                        -----------------------
                                     28.3895%    $  227.02                                         0.0000%     $        -
                                                                                                  -----------------------

Stock Bonus Plan                                                   Stock Bonus Plan
BLC                                  49.4927%    $  395.77         BLC                             0.0000%     $        -

BUL                                                                BUL

FEB                                                                FEB

BLP                                   0.0000%    $     -           BLP
                                    ----------------------                                       ------------------------
Total                               100.0000%    $  799.65        Total                            0.0000%     $        -
                                    ======================                                       ------------------------


                                                                   BLP's Beginning Basis in FEB & BUL          0.00
                                                                   Basis Used in This Round                    0.00
                                                                                                               ----
                                                                   BLP's Ending Basis in FEB & BUL             0.00
                                                                                                               ====

  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL SALE OF BLC STOCK - ROUND 7 DISTRIBUTION


        BLC Distribution Received                                   BUL Distribution Received
---------------------------------------                         -------------------------------
Cash Received from BUL          $124.71                         Cash Received from BLC  $412.25
Cash Received from FEB           395.77                         Tax Basis                   -
                                                                                        -------
Cash Received from BLP              -                           Gain on Sale            $412.25
                                -------                         Tax Rate                     40%
Total Cash Received             $520.48                                                 -------
                                                                Tax Due                 $164.90
Tax Basis                        520.48                                                 -------
                                -------                         Cash Distributed        $247.35
                                                                                        =======
Gain on Sale                    $   -
Last Round BLP Income           $   -
                                -------
Total Income                    $   -
Tax Rate                             40%
                                -------
Tax Due                         $   -
Cash Distributed                $520.48
                                =======



     FEB Distribution Received                                BLP Distribution Received
-----------------------------------                       --------------------------------------
Cash Received from BUL      $192.01                       Cash Received from BUL    $    --
Tax Basis                   $   -                         Cash Received from FEB    ------------
                            -------
Gain from Distribution      $192.01                       Total Cash Received       $    --
Tax Rate                         40%                      Tax Basis                 ------------
                            -------
Tax Due                     $ 76.80                       Gain from Distribution    $    --
                            -------                                                 ============
Cash Distributed            $115.20                       Gain/Basis Alloc. to BLC  $    --
                            =======                                                 ============
                                                          Cash Distributed          $    --
                                                                                    ============


               BLC Shareholders                                                  BUL Shareholders
----------------------------------------------------                   --------------------------------------------------
                             Percent        Dividend                                                Percent      Dividend
                             -------        --------                                                -------      --------
Outsiders                                                              Outsiders
Edward McLaughlin                                                      Edward McLaughlin             1.7590%    $  4.35
Cede & Co.                   3.6181%   $     18.83                     Cede & Co.                    1.4674%    $  3.63
Della & Co.                  2.0027%   $     10.42                     Della & Co.
Martin Nelson & Assoc.       0.0829%   $      0.43                     Martin Nelson & Assoc.        0.0259%    $  0.06
All Other Outsiders          4.9577%   $     25.80                     All Other Outsiders           4.2531%    $ 10.52
                            ----------------------                                                   ------------------
                            10.6615%   $     55.49                                                   7.5054%    $ 18.56
                            ----------------------                                                   ------------------

Insiders                                                               Insiders
RCB/Webco                    1.3975%   $      7.27                     RCB/Webco                     0.5504%    $  1.36
Mariea Best                  0.0008%   $      0.00                     Mariea Best                   0.0003%    $  0.00
                            ----------------------                                                   ------------------
                             1.3983%   $      7.28                                                   0.5506%    $  1.36
                            ----------------------                                                   ------------------

Stock Bonus Plan             8.7342%   $     45.46                     Stock Bonus Plan              7.0541%    $ 17.45

BLC                                                                    BLC                           7.2640%    $ 17.97

BUL                         79.2060%   $    412.25                     BUL

FEB                                                                    FEB                          77.6259%    $192.01

BLP                                                                    BLP                           0.0000%    $   -
                           -----------------------                                                 --------------------
Total                      100.0000%   $    520.48                     Total                       100.0000%    $247.35
                           =======================                                                 ====================


Total Taxes Paid                       $    241.70

BLC's Beginning Basis in FEB,
BUL, & BLP                              765,989.01
Basis Used This Round                      (520.48)
Basis Allocated From BLP                      0.00
This Round                              ----------
BLC's Ending Basis This Round           765,468.53
                                        ==========

                     FEB Shareholders                                                     BLP Shareholders
-----------------------------------------------------------          ---------------------------------------------------
                                      Percent      Dividend                                      Percent        Dividend
                                      -------      --------                                      -------        --------
Outsiders                                                            Outsiders
Edward McLaughlin                                                    Edward McLaughlin
Cede & Co.                           10.6765%     $  12.30           Cede & Co.
Della & Co.                                                          Della & Co.
Martin Nelson & Assoc.                                               Martin Nelson & Assoc.
All Other Outsiders                  11.4413%        13.18           All Other Outsiders
                                     ---------------------                                       -----------------------
                                     22.1177%     $  25.48                                       0.0000%      $    -
                                     ---------------------                                       -----------------------

Insiders                                                             Insiders
RCB/Webco                            28.3894%     $  32.71           RCB/Webco                   0.0000%      $    -
Mariea Best                           0.0002%         0.00           Mariea Best
                                     ---------------------                                       -----------------------
                                     28.3895%     $  32.71                                       0.0000%      $    -
                                     ---------------------                                       -----------------------

Stock Bonus Plan                                                     Stock Bonus Plan

BLC                                  49.4927%     $  57.02           BLC                         0.0000%      $    -

BUL                                                                  BUL

FEB                                                                  FEB

BLP                                   0.0000%     $    -             BLP
                                    ----------------------                                       -----------------------
Total                               100.0000%     $ 115.20           Total                       0.0000%      $    -
                                    ======================                                       =======================

                                                                     BLP's Beginning Basis in FEB & BUL           0.00
                                                                     Basis Used in This Round                     0.00
                                                                                                                  ----
                                                                     BLP's Ending Basis in FEB & BUL              0.00
                                                                                                                  ====


  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock - Round 8 Distribution

            BLC Distribution Received                                                BUL Distribution Received
----------------------------------------------------                     ---------------------------------------------
Cash Received from BUL          $              17.97                     Cash Received from BLC         $        59.39
Cash Received from FEB                         57.02                     Tax Basis                                 -
                                                                                                        --------------
Cash Received from BLP                           -                       Gain on Sale                   $        59.39
                                --------------------                                                    --------------
Total Cash Received             $              74.99                     Tax Rate                                   40%
                                                                                                        --------------
Tax Basis                                      74.99                     Tax Due                        $        23.76
                                --------------------                                                    --------------
Gain on Sale                    $                -                       Cash Distributed               $        35.64
Last Round BLP Income           $                -                                                      ==============
                                --------------------
Total Income                    $                -
Tax Rate                                          40%
                                --------------------
Tax Due                         $                -
Cash Distributed                $              74.99
                                ====================
                        BLC Shareholders                                                         BUL Shareholders
-----------------------------------------------------------------        ---------------------------------------------------------
                                      Percent            Dividend                                          Percent        Dividend
                                      -------            --------                                          -------        --------
        Outsiders                                                                Outsiders
        ---------                                                                ---------
Edward McLaughlin                                                        Edward McLaughlin                  1.7590% $        0.63
Cede & Co.                               3.6181% $          2.71         Cede & Co.                         1.4674% $        0.52
Della & Co.                              2.0027% $          1.50         Della & Co.
Martin Nelson & Assoc.                   0.0829% $          0.06         Martin Nelson & Assoc.             0.0259% $        0.01
All Other Outsiders                      4.9577% $          3.72         All Other Outsiders                4.2531% $        1.52
                                      --------------------------                                          -----------------------
                                        10.6615% $          7.99                                            7.5054% $        2.67
                                      --------------------------                                          -----------------------
        Insiders                                                                 Insiders
        --------                                                                 --------
RCB/Webco                                1.3975% $          1.05         RCB/Webco                          0.5504% $        0.20
Mariea Best                              0.0008% $          0.00         Mariea Best                        0.0003% $        0.00
                                      --------------------------                                          -----------------------
                                         1.3983% $          1.05                                            0.5506% $        0.20
                                      --------------------------                                          -----------------------

Stock Bonus Plan                         8.7342% $          6.55         Stock Bonus Plan                   7.0541% $        2.51

BLC                                                                      BLC                                7.2640% $        2.59

BUL                                     79.2060% $         59.39         BUL

FEB                                                                      FEB                               77.6259% $       27.66
BLP                                                                      BLP                                0.0000% $         -
                                      --------------------------                                          -----------------------
Total                                  100.0000% $         74.99         Total                            100.0000% $       35.64
                                      ==========================                                          =======================

     Total Taxes Paid                            $         34.82

BLC's Beginning Basis in FEB, BUL, & BLP              765,468.53
Basis Used This Round                                     (74.99)
Basis Allocated From BLP This Round                         0.00
                                                 ---------------
BLC's Ending Basis This Round                         765,393.54
                                                 ===============


         FEB Distribution Received                                      BLP Distribution Received
--------------------------------------------                 -----------------------------------------------
Cash Received from BUL      $          27.66                 Cash Received from BUL       $           -
Tax Basis                   $            -                   Cash Received from FEB                   -
                            ----------------                                              ------------------
Gain from Distribution      $          27.66                 Total Cash Received          $           -
Tax Rate                                  40%                Tax Basis                                -
                            ----------------                                              ------------------
Tax Due                     $          11.07                 Gain from Distribution       $           -
                            ----------------                                              ==================
Cash Distributed            $          16.60
                            ================                                              $           -
                                                                                          ==================
                                                             Gain/Basis Alloc. to BLC
                                                                                          $           -
                                                                                          ==================
                                                             Cash Distributed

                    FEB Shareholders                                             BLP Shareholders
--------------------------------------------------------    ---------------------------------------------------------
                                Percent         Dividend                                      Percent        Dividend
                                -------         --------                                      -------        --------
        Outsiders                                                   Outsiders
        ---------                                                   ---------
Edward McLaughlin                                           Edward McLaughlin
Cede & Co.                        10.6765%   $       1.77   Cede & Co.
Della & Co.                                                 Della & Co.
Martin Nelson & Assoc.                                      Martin Nelson & Assoc.
All Other Outsiders               11.4413%           1.90   All Other Outsiders
                               --------------------------                                         -----------------------
                                  22.1177%   $       3.67                                         0.0000% $         -
                               --------------------------                                         -----------------------
        Insiders                                                    Insiders
        --------                                                    --------
RCB/Webco                         28.3894%   $       4.71   RCB/Webco                             0.0000% $         -
Mariea Best                        0.0002%           0.00   Mariea Best
                               --------------------------                                         -----------------------
                                  28.3895%   $       4.71                                         0.0000% $         -
                               --------------------------                                         -----------------------

Stock Bonus Plan                                            Stock Bonus Plan

BLC                               49.4927%   $       8.21   BLC                                   0.0000% $         -

BUL                                                         BUL

FEB                                                         FEB

BLP                                0.0000%   $        -     BLP
                               --------------------------                                         -----------------------
Total                            100.0000%   $      16.60   Total                                 0.0000% $         -
                               ==========================                                         =======================


                                                                    BLP's Beginning Basis in FEB & BUL             0.00
                                                                    Basis Used in This Round                       0.00
                                                                                                                 --------
                                                                    BLP's Ending Basis in FEB & BUL                0.00
                                                                                                                 ========



  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock - Round 9 Distribution


       BLC Distribution Received                    BUL Distribution Received
-----------------------------------------      -----------------------------------------------
Cash Received from BUL          $    2.59          Cash Received from BLC         $      8.56
Cash Received from FEB               8.21          Tax Basis                              -
Cash Received from BLP                -            Gain on Sale                   $      8.56
                                ---------                                         -----------
Total Cash Received             $   10.80          Tax Rate                                40%
Tax Basis                           10.80          Tax Due                        $      3.42
Gain on Sale                    $     -            Cash Distributed               $      5.13
                                                                                  ===========
Last Round BLP Income           $     -
                                ---------
Total Income                    $     -
Tax Rate                               40%
                                ---------
Tax Due                         $     -
Cash Distributed                $   10.80
                                =========

                  BLC Shareholders                                                             BUL Shareholders
--------------------------------------------------------------------     ---------------------------------------------------------
                                             Percent        Dividend                                     Percent      Dividend
                                             -----------------------                                     -------------------------
     Outsiders                                                                Outsiders
--------------------                                                     ---------------------
Edward McLaughlin                                                        Edward McLaughlin                1.7590%     $  0.09
Cede & Co.                                    3.6181%        $  0.39     Cede & Co.                       1.4674%     $  0.08
Della & Co.                                   2.0027%        $  0.22     Della & Co.
Martin Nelson & Assoc.                        0.0829%        $  0.01     Martin Nelson & Assoc.           0.0259%     $  0.00
All Other Outsiders                           4.9577%        $  0.54     All Other Outsiders              4.2531%     $  0.22
                                             -----------------------                                   ----------------------
                                             10.6615%        $  1.15                                      7.5054%     $  0.39
                                             -----------------------                                   ----------------------

     Insiders                                                                 Insiders
--------------------                                                     ---------------------
RCB/Webco                                     1.3975%        $  0.15    RCB/Webco                        0.5504%      $  0.03
Mariea Best                                   0.0008%        $  0.00    Mariea Best                      0.0003%      $  0.00
                                              ----------------------                                   ----------------------
                                              1.3983%        $  0.15                                     0.5506%      $  0.03
                                              ----------------------                                   ----------------------

Stock Bonus Plan                              8.7342%        $  0.94    Stock Bonus Plan                 7.0541%      $  0.36

BLC                                                                      BLC                              7.2640%     $  0.37

BUL                                          79.2060%        $  8.56    BUL

FEB                                                                      FEB                             77.6259%     $  3.99

BLP                                                                      BLP                              0.0000%     $     -
                                            ------------------------                                   -----------------------
Total                                       100.0000%        $ 10.80    Total                          100.0000%      $   5.13
                                            ========================                                   =======================


Total Taxes Paid                                             $  5.02

BLC's Beginning Basis in FEB, BUL, & BLP                  765,393.54
Basis Used This Round                                         (10.80)
Basis Allocated From BLP This Round                             0.00
BLC's Ending Basis This Round                             765,382.74

           FEB Distribution Received                                    BLP Distribution Received
-----------------------------------------------                 --------------------------------------------
Cash Received from BUL          $   3.99                     Cash Received from BUL           $         -
Tax Basis                       $    -                       Cash Received from FEB                     -
                                --------                                                      -----------
Gain from Distribution          $   3.99                     Total Cash Received              $         -
Tax Rate                              40%                    Tax Basis                                  -
                                --------                                                      -----------
Tax Due                         $   1.59                     Gain from Distribution           $         -
Cash Distributed                $   2.39
                                ========
                                                             Gain/Basis Alloc. to BLC         $         -
                                                                                              ===========
                                                             Cash Distributed                 $         -
                                                                                              ===========


                   FEB Shareholders                                                BLP Shareholders
--------------------------------------------------------    ------------------------------------------------------------
                                     Percent    Dividend                                      Percent        Dividend
                               -------------------------                                     ------------------------
    Outsiders                                                    Outsiders
---------------------                                        ------------------
Edward McLaughlin                                            Edward McLaughlin
Cede & Co.                           10.6765%    $  0.26     Cede & Co.
Della & Co.                                                  Della & Co.
Martin Nelson & Assoc.                                       Martin Nelson & Assoc.
All Other Outsiders                  11.4413%       0.27     All Other Outsiders
                                ------------------------                                      --------------------
                                     22.1177%    $  0.53                                       0.0000%    $      -
                                ------------------------                                      --------------------

   Insiders                                                     Insiders
---------------------                                        ------------------
RCB/Webco                            28.3894%    $  0.68     RCB/Webco                         0.0000%    $      -
Mariea Best                           0.0002%       0.00     Mariea Best
                                ------------------------                                      --------------------
                                     28.3895%    $  0.68                                       0.0000%    $      -
                                ------------------------                                      --------------------

Stock Bonus Plan                                             Stock Bonus Plan

BLC                                  49.4927%    $  1.18     BLC                               0.0000%    $      -

BUL                                                          BUL

FEB                                                          FEB

BLP                                   0.0000%    $     -     BLP
                                    --------------------                                      --------------------
Total                               100.0000%    $  2.39     Total                             0.0000%    $      -
                                    --------------------                                      --------------------




                                                             BLP's Beginning Basis in FEB & BUL               0.00
                                                             Basis Used in This Round                         0.00
                                                                                                          --------
                                                             BLP's Ending Basis in FEB & BUL                  0.00
                                                                                                          ========

 PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                BUL Sale of BLC Stock - Round 10 Distribution


     BLC Distribution Received                     BUL Distribution Received                 FEB Distribution Received
-------------------------------------          -----------------------------------       --------------------------------
Cash Received from BUL      $    0.37          Cash Received from BLC    $    1.23       Cash Received from BUL  $   0.57
Cash Received from FEB           1.18          Tax Basis                        -        Tax Basis               $     -
Cash Received from BLP             -                                     ---------                               --------
                            ---------          Gain on Sale              $    1.23       Gain from Distribution  $   0.57
Total Cash Received         $    1.56          Tax Rate                         40%      Tax Rate                      40%
Tax Basis                        1.56                                    ---------                               --------
                            ---------          Tax Due                   $    0.49       Tax Due                 $   0.23
Gain on Sale                $      -                                     ---------                               --------
Last Round BLP Income       $      -           Cash Distributed          $    0.74       Cash Distributed        $   0.34
                            ---------                                    =========                               ========
Total Income                $      -
Tax Rate                           40%
                            ---------
Tax Due                     $      -
Cash Distributed            $    1.56
                            =========
        BLP Distribution Received
-----------------------------------
Cash Received from BUL     $    -
Cash Received from FEB          -
                           ------
Total Cash Received        $    -
Tax Basis                       -
                           ------
Gain from Distribution     $    -
                           ======
Gain/Basis Alloc. to BLC   $    -
                           ======
Cash Distributed           $    -
                           ======
                    BLC Shareholders                                       BUL Shareholders
----------------------------------------------------      -------------------------------------------------------
                             Percent        Dividend                                        Percent      Dividend
                             -------        --------                                        -------     ---------
         Outsiders                                            Outsiders
         ---------                                            ---------
Edward McLaughlin                                         Edward McLaughlin                 1.7590%     $    0.01
Cede & Co.                   3.6181%         $ 0.06       Cede & Co.                        1.4674%     $    0.01
Della & Co.                  2.0027%         $ 0.03       Della & Co.
Martin Nelson & Assoc.       0.0829%         $ 0.00       Martin Nelson & Assoc.            0.0259%     $    0.00
All Other Outsiders          4.9577%         $ 0.08       All Other Outsiders               4.2531%     $    0.03
                           ------------------------                                      ------------------------
                            10.6615%         $ 0.17                                         7.5054%     $    0.06
                           ------------------------                                      ------------------------

         Insiders                                             Insiders
         --------                                             --------
RCB/Webco                    1.3975%         $ 0.02       RCB/Webco                         0.5504%     $    0.00
Mariea Best                  0.0008%         $ 0.00       Mariea Best                       0.0003%     $    0.00
                           ------------------------                                      ------------------------
                             1.3983%         $ 0.02                                         0.5506%     $    0.00
                           ------------------------                                      ------------------------

Stock Bonus Plan             8.7342%         $ 0.14       Stock Bonus Plan                  7.0541%     $    0.05

BLC                                                       BLC                               7.2640%     $    0.05

BUL                         79.2060%         $ 1.23       BUL

FEB                                                       FEB                              77.6259%     $    0.57

BLP                                                       BLP                               0.0000%     $      -
                           ------------------------                                      ------------------------
Total                      100.0000%         $ 1.56       Total                           100.0000%     $    0.74
                           ========================                                      ========================

      Total Taxes Paid                 $  0.72


BLC's Beginning Basis in FEB, BUL, & BLP            765,382.74
Basis Used This Round                                    (1.56)
Basis Allocated From BLP This Round                       0.00
                                                   -----------
BLC's Ending Basis This Round                       765,381.18
                                                   ===========



               FEB Shareholders                                        BLP Shareholders
---------------------------------------------------        -----------------------------------------------
                                  Percent    Dividend                                      Percent    Dividend
                                -----------------------                                  ---------------------
       Outsiders                                                  Outsiders
       ---------                                                  ---------
Edward McLaughlin                                          Edward McLaughlin
Cede & Co.                   10.6765%   $    0.04          Cede & Co.
Della & Co.                                                Della & Co.
Martin Nelson & Assoc.                                     Martin Nelson & Assoc.
All Other Outsiders          11.4413%   $    0.04          All Other Outsiders
                           ----------------------                                      -------------------
                             22.1177%   $    0.08                                        0.0000%   $     -
                           ----------------------                                      -------------------

     Insiders                                                   Insiders
     --------                                                   --------
RCB/Webco                    28.3894%   $    0.10          RCB/Webco                     0.0000%    $    -
Mariea Best                   0.0002%   $    0.00          Mariea Best
                          -----------------------                                      -------------------
                             28.3895%   $    0.10                                        0.0000%    $    -
                          -----------------------                                      -------------------

Stock Bonus Plan                                           Stock Bonus Plan

BLC                          49.4927%   $    0.17          BLC                           0.0000%    $    -

BUL                                                        BUL

FEB                                                        FEB

BLP                           0.0000%    $      -          BLP
                          -----------------------                                    ---------------------
Total                       100.0000%    $   0.34          Total                     0.0000%    $        -
                          =======================                                    =====================

                                                           BLP's Beginning Basis in FEB & BUL         0.00
                                                           Basis Used in This Round                   0.00
                                                                                                   -------
                                                           BLP's Ending Basis in FEB & BUL            0.00
                                                                                                   =======


PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                BUL Sale of BLC Stock - Round 11 Distribution

      BLC Distribution Received                                      BUL Distribution Received
-----------------------------------------                        ----------------------------------
Cash Received from BUL      $        0.05                        Cash Received from BLC    $   0.18
Cash Received from FEB               0.17                        Tax Basis                      -
Cash Received from BLP                -                                                    --------
                            -------------                        Gain on Sale              $   0.18
Total Cash Received         $        0.22                        Tax Rate                        40%
Tax Basis                            0.22                                                  --------
                            -------------                        Tax Due                   $   0.07
Gain on Sale                $         -                                                    --------
Last Round BLP Income       $         -                          Cash Distributed          $   0.11
                            -------------                                                  ========
Total Income                $         -
Tax Rate                               40%
                            -------------
Tax Due                     $         -
Cash Distributed            $        0.22
                            =============

                BLC Shareholders                                              BUL Shareholders
--------------------------------------------------------         ------------------------------------------------
                                   Percent      Dividend                                   Percent       Dividend
                                 -----------------------                                   ----------------------
   Outsiders                                                        Outsiders
-----------------------                                          -----------------
Edward McLaughlin                                                Edward McLaughlin           1.7590%     $ 0.00
Cede & Co.                         3.6181% $        0.01         Cede & Co.                  1.4674%     $ 0.00
Della & Co.                        2.0027% $        0.00         Della & Co.
Martin Nelson & Assoc.             0.0829% $        0.00         Martin Nelson & Assoc.      0.0259%     $ 0.00
All Other Outsiders                4.9577% $        0.01         All Other Outsiders         4.2531%     $ 0.00
                                 -----------------------                                   --------------------
                                  10.6615% $        0.02                                     7.5054%     $ 0.01
                                 -----------------------                                   --------------------

    Insiders                                                         Insiders
-----------------------                                          -----------------
RCB/Webco                          1.3975% $        0.00         RCB/Webco                   0.5504%     $ 0.00
Mariea Best                        0.0008% $        0.00         Mariea Best                 0.0003%     $ 0.00
                                 -----------------------                                   --------------------
                                   1.3983% $        0.00                                     0.5506%     $ 0.00
                                 -----------------------                                   --------------------

Stock Bonus Plan                   8.7342% $        0.02         Stock Bonus Plan            7.0541%     $ 0.01

BLC                                                              BLC                         7.2640%     $ 0.01

BUL                               79.2060% $        0.18         BUL

FEB                                                              FEB                        77.6259%     $ 0.08

BLP                                                              BLP                         0.0000%     $  -
                                 -----------------------                                   --------------------

Total                            100.0000% $        0.22         Total                     100.0000%     $ 0.11
                                 =======================                                   ====================


           Total Taxes Paid                $        0.10

BLC's Beginning Basis in FEB, BUL, & BLP      765,381.18
Basis Used This Round                              (0.22)
Basis Allocated From BLP This Round                 0.00
                                           -------------
BLC's Ending Basis This Round                 765,380.96
                                           =============

  FEB Distribution Received                             BLP Distribution Received
---------------------------------                 ---------------------------------------
                                                                                     >
Cash Received from BUL   $   0.08                 Cash Received from BUL      $        -
Tax Basis                $    -                   Cash Received from FEB               -
                         --------                                             ----------
Gain from Distribution   $   0.08                 Total Cash Received         $        -
Tax Rate                       40%                Tax Basis                            -
                         --------                                             ----------
Tax Due                  $   0.03                 Gain from Distribution      $        -
                         --------                                             ==========
Cash Distributed         $   0.05
                         ========
                                                  Gain/Basis Alloc. to BLC    $        -
                                                                              ==========
                                                  Cash Distributed            $        -
                                                                              ==========

           FEB Shareholders                                         BLP Shareholders
-------------------------------------------       --------------------------------------------------
                         Percent  Dividend                                      Percent    Dividend
                        ------------------                                      --------------------
     Outsiders                                         Outsiders
---------------------                             ----------------------
Edward McLaughlin                                 Edward McLaughlin
Cede & Co.                10.6765% $ 0.01         Cede & Co.
Della & Co.                                       Della & Co.
Martin Nelson & Assoc.                            Martin Nelson & Assoc.
All Other Outsiders       11.4413%   0.01         All Other Outsiders
                        -----------------                                       --------------------
                          22.1177% $ 0.01                                           0.0000%     $  -
                        -----------------                                       --------------------

     Insiders                                          Insiders
---------------------                             ----------------------
RCB/Webco                 28.3894% $ 0.01         RCB/Webco                         0.0000%     $  -
Mariea Best                0.0002%   0.00         Mariea Best
                        -----------------                                       --------------------
                          28.3895% $ 0.01                                           0.0000%     $  -
                        -----------------                                       --------------------

Stock Bonus Plan                                  Stock Bonus Plan

BLC                       49.4927% $ 0.02         BLC                               0.0000%     $  -

BUL                                               BUL

FEB                                               FEB

BLP                        0.0000% $  -           BLP
                        -----------------                                       --------------------

Total                    100.0000% $ 0.05         Total                             0.0000%     $  -
                        =================                                       ====================


                                                  BLP's Beginning Basis in FEB & BUL              0.00
                                                  Basis Used in This Round                        0.00
                                                                                              --------
                                                  BLP's Ending Basis in FEB & BUL                 0.00
                                                                                              ========


  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                 BUL Sale of BLC Stock - Round 12 Distribution


      BLC Distribution Received                           BUL Distribution Received
--------------------------------------              ---------------------------------------
Cash Received from BUL       $   0.01                Cash Received from BLC     $      0.03
Cash Received from FEB           0.02                Tax Basis                          -
Cash Received from BLP            -                                             -----------
                             ---------               Gain on Sale               $      0.03
Total Cash Received          $   0.03                Tax Rate                          40%
Tax Basis                        0.03                                           -----------
                             ---------               Tax Due                    $      0.01
Gain on Sale                 $    -                                             -----------
Last Round BLP Income        $    -                  Cash Distributed           $      0.02
                             ---------                                          ===========
Total Income                 $    -
Tax Rate                           40%
                             ---------
Tax Due                      $    -
Cash Distributed             $   0.03
                             =========

             BLC Shareholders                                         BUL Shareholders
-----------------------------------------------      -------------------------------------------------
                              Percent   Dividend                                   Percent    Dividend
                        ------------------------                                ----------------------
     Outsiders                                            Outsiders
     ---------                                            ---------
Edward McLaughlin                                    Edward McLaughlin               1.7590% $    0.00
Cede & Co.                     3.6181% $    0.00     Cede & Co.                      1.4674% $    0.00
Della & Co.                    2.0027% $    0.00     Della & Co.
Martin Nelson & Assoc.         0.0829% $    0.00     Martin Nelson & Assoc.          0.0259% $    0.00
All Other Outsiders            4.9577% $    0.00     All Other Outsiders             4.2531% $    0.00
                            --------------------                                ----------------------
                              10.6615% $    0.00                                     7.5054% $    0.00
                            --------------------                                ----------------------

   Insiders                                             Insiders
   --------                                             --------
RCB/Webco                      1.3975% $      0.00   RCB/Webco                       0.5504% $    0.00
Mariea Best                    0.0008% $      0.00   Mariea Best                     0.0003% $    0.00
                            ----------------------                              ----------------------
                               1.3983% $      0.00                                   0.5506% $    0.00
                            ----------------------                              ----------------------

Stock Bonus Plan               8.7342% $      0.00   Stock Bonus Plan                7.0541% $    0.00

BLC                                                  BLC                             7.2640% $    0.00

BUL                           79.2060% $      0.03   BUL

FEB                                                  FEB                            77.6259% $    0.01

BLP                                                  BLP                             0.0000% $     -
                            ----------------------                              ----------------------
Total                        100.0000% $      0.03   Total                         100.0000% $    0.02
                            ======================                              ======================

        Total Taxes Paid               $      0.02

BLC's Beginning Basis in FEB, BUL, & BL 765,380.96
Basis Used This Round                        (0.03)
Basis Allocated From BLP This Round           0.00
                                       -----------
BLC's Ending Basis This Round           765,380.93
                                       ===========

     FEB Distribution Received                       BLP Distribution Received
-----------------------------------               ---------------------------------
  Cash Received from BUL  $    0.01               Cash Received from BUL    $     -
  Tax Basis               $     -                 Cash Received from FEB          -
                          ---------                                         -------
  Gain from Distribution  $    0.01               Total Cash Received       $     -
  Tax Rate                       40%              Tax Basis                       -
                          ---------                                         -------
  Tax Due                 $    0.00               Gain from Distribution    $     -
                          ---------                                         -------
  Cash Distributed        $    0.01
                                                  Gain/Basis Alloc. to BLC  $     -

                                                  Cash Distributed          $     -

            FEB Shareholders                                     BLP Shareholders
---------------------------------------------     -------------------------------------------
                           Percent   Dividend                             Percent    Dividend
                          -------------------                            --------------------
       Outsiders                                       Outsiders
       ---------                                       ---------
  Edward McLaughlin                               Edward McLaughlin
  Cede & Co.                10.6765% $    0.00    Cede & Co.
  Della & Co.                                     Della & Co.
  Martin Nelson & Assoc.                          Martin Nelson & Assoc.
  All Other Outsiders       11.4413%      0.00    All Other Outsiders
                           -------------------                              -----------------
                            22.1177% $    0.00                              0.0000% $       -
                           -------------------                              -----------------

       Insiders                                        Insiders
       --------                                        --------
  RCB/Webco                 28.3894% $    0.00    RCB/Webco                 0.0000% $       -
  Mariea Best                0.0002%      0.00    Mariea Best
                           -------------------                              -----------------
                            28.3895% $    0.00                              0.0000% $       -
                           -------------------                              -----------------

  Stock Bonus Plan                                Stock Bonus Plan

  BLC                       49.4927% $    0.00    BLC                       0.0000% $       -

  BUL                                             BUL

  FEB                                             FEB

  BLP                        0.0000% $     -      BLP
                           -------------------                              -----------------
  Total                    100.0000% $    0.01    Total                     0.0000% $       -
                           ===================                              =================



                                                  BLP's Beginning Basis in FEB & BUL     0.00
                                                  Basis Used in This Round               0.00
                                                                                    ---------
                                                  BLP's Ending Basis in FEB & BUL        0.00
                                                                                    =========

  PROJECT COLT (AT $56M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                 BUL Sale of BLC Stock - Round 13 Distribution

      BLC Distribution Received                             BUL Distribution Received
-------------------------------------                 --------------------------------------
Cash Received from BUL       $   0.00                 Cash Received from BLC     $      0.00
Cash Received from FEB           0.00                 Tax Basis                          -
Cash Received from BLP            -                                              -----------
                             --------                 Gain on Sale               $      0.00
Total Cash Received          $   0.00                 Tax Rate                            40%
Tax Basis                        0.00                                            -----------
                             --------                 Tax Due                    $      0.00
Gain on Sale                 $    -                                              -----------
Last Round BLP Income        $    -                   Cash Distributed           $      0.00
                             --------                                            ===========
Total Income                 $    -
Tax Rate                           40%
                             --------
Tax Due                      $    -
Cash Distributed             $   0.00
                             ========
                BLC Shareholders                                      BUL Shareholders
------------------------------------------------   ---------------------------------------------------
                             Percent   Dividend                                    Percent    Dividend
                            --------   --------                                   --------    --------
   Outsiders                                             Outsiders
-----------------                                     -----------------
Edward McLaughlin                                     Edward McLaughlin               1.7590% $    0.00
Cede & Co.                     3.6181% $       0.00   Cede & Co.                      1.4674% $    0.00
Della & Co.                    2.0027% $       0.00   Della & Co.
Martin Nelson & Assoc.         0.0829% $       0.00   Martin Nelson & Assoc.          0.0259% $    0.00
All Other Outsiders            4.9577% $       0.00   All Other Outsiders             4.2531% $    0.00
                            -----------------------                             -----------------------
                              10.6615% $       0.00                                   7.5054% $    0.00
                            -----------------------                             -----------------------
    Insiders                                              Insiders
-----------------                                     -----------------
RCB/Webco                      1.3975% $       0.00   RCB/Webco                       0.5504% $    0.00
Mariea Best                    0.0008% $       0.00   Mariea Best                     0.0003% $    0.00
                            -----------------------                             -----------------------
                               1.3983% $       0.00                                   0.5506% $    0.00
                            =======================                             =======================

Stock Bonus Plan               8.7342% $       0.00   Stock Bonus Plan                7.0541% $    0.00

BLC                                                   BLC                             7.2640% $    0.00

BUL                           79.2060% $       0.00   BUL

FEB                                                   FEB                            77.6259% $    0.00

BLP                                                   BLP                             0.0000% $     -
                            -----------------------                             -----------------------
Total                        100.0000% $       0.00   Total                         100.0000% $    0.00
                            -----------------------                             -----------------------

        Total Taxes Paid               $       0.00

BLC's Beginning Basis in FEB, BUL, & B   765,380.93
Basis Used This Round                         (0.00)
Basis Allocated From BLP This Round            0.00
                                       ------------
BLC's Ending Basis This Round            765,380.92
                                       ============
  FEB Distribution Received                           BLP Distribution Received
-----------------------------------                   ---------------------------------
  Cash Received from BUL  $    0.00                   Cash Received from BUL   $     -
  Tax Basis               $     -                     Cash Received from FEB         -
                          ---------                                            -------
  Gain from Distribution  $    0.00                   Total Cash Received      $     -
  Tax Rate                       40%                  Tax Basis                      -
                          ---------                                            -------
  Tax Due                 $    0.00                   Gain from Distribution   $     -
                          ---------                                            =======
  Cash Distributed        $    0.00                   Gain/Basis Alloc. to B   $     -
                          =========                                            =======
                                                      Cash Distributed         $     -
                                                                               =======
                FEB Shareholders                                    BLP Shareholders
----------------------------------------------        -------------------------------------------
                           Percent   Dividend                                 Percent   Dividend
                          --------   --------                                --------   --------
    Outsiders                                             Outsiders
-----------------                                     -----------------
  Edward McLaughlin                                   Edward McLaughlin
  Cede & Co.                10.6765% $    0.00        Cede & Co.
  Della & Co.                                         Della & Co.
  Martin Nelson & Assoc.                              Martin Nelson & Assoc.
  All Other Outsiders       11.4413%      0.00        All Other Outsiders
                          --------------------                                -------------------
                            22.1177% $    0.00                                  0.0000% $     -
                          --------------------                                -------------------
   Insiders                                              Insiders
-----------------                                     -----------------
  RCB/Webco                 28.3894% $    0.00        RCB/Webco                 0.0000% $     -
  Mariea Best                0.0002%      0.00        Mariea Best
                          --------------------                                -------------------
                            28.3895% $    0.00                                  0.0000% $     -
                          --------------------                                -------------------
  Stock Bonus Plan                                    Stock Bonus Plan

  BLC                       49.4927% $    0.00        BLC                       0.0000% $     -

  BUL                                                 BUL

  FEB                                                 FEB

  BLP                        0.0000% $     -          BLP
                          --------------------                                -------------------
  Total                    100.0000% $    0.00        Total                     0.0000% $     -
                          ====================                                ===================



                                                      BLP's Beginning Basis in FEB & BUL     0.00
                                                      Basis Used in This Round               0.00
                                                                                         --------
                                                      BLP's Ending Basis in FEB & BUL        0.00
                                                                                         ========

                      PROJECT COLT (AFTER WEBCO PURCHASE)
                        BUL Sale of BLC Stock -- Summary



Cash Received From Stock Sale         $  58,000,000.00


          Shareholder                Distribution Received     % Total Distribution
          -----------                ---------------------     --------------------
           Outsiders
           ---------
Edward McLaughlin                           588,761.82            1.015%
Cede & Co.                                4,306,417.98            7.425%
Della & Co.                               1,190,562.61            2.053%
Martin Nelson & Assoc.                       57,936.00            0.100%
All Other Outsiders                       6,154,441.51           10.611%


           Insiders
           --------
RCB/Webco                                 5,440,743.85            9.381%
Mariea Best                                     605.40            0.001%


Stock Bonus Plan                          7,553,330.70           13.023%
                                      ----------------          -------
Subtotal                              $  25,292,799.87           43.608%

Corporate Taxes Paid                     32,707,200.11           56.392%
                                      ----------------          -------
Total                                 $  57,999,999.98          100.000%
                                      ================          =======



            Entity                    Value Per Share
            ------                    ---------------
BLC -- BUL                            $     583.80
BLC -- All Other Shareholders         $     492.75

BUL                                   $      86.61

FEB                                   $      26.04

BLP                                       #DIV/0!

       PROJECT COLT (AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
               BUL Sale of BLC Stock -- Proof of Value Per Share


                                                         BLC
                            --------------------------------------------------------------
Shareholder                 Cash Received               Shares             Value Per Share
-----------                 -------------               ------             ---------------
Outsiders
---------
Edward McLaughlin
Cede & Co.                $    2,150,862.23               4,365.00          $       492.75
Della & Co.               $    1,190,562.61               2,416.15                  492.75
Martin Nelson & Assoc.    $       49,275.19                 100.00                  492.75
All Other Outsiders       $    2,947,233.14               5,981.17                  492.75
                          -----------------            -----------          --------------
                          $    6,337,933.18              12,862.32          $       492.75
                          -----------------            -----------          --------------

Insiders
--------
RCB/Webco                 $      830,779.78               1,686.00          $       492.75
Mariea Best               $          492.75                   1.00                  492.75
                          -----------------            -----------          --------------
                          $      831,272.53               1,687.00          $       492.75
                          -----------------            -----------          --------------
Stock Bonus Plan          $    5,192,220.85              10,537.19          $       492.75

BLC

BUL                       $   55,785,572.23              95,556.34          $       583.80

FEB

BLP
                          -----------------            -----------          --------------
Total                     $   68,146,998.79             120,642.85          $       564.87
                          =================            ===========          ==============

                                                      BUL
                            ----------------------------------------------------------
Shareholder                 Cash Received               Shares         Value Per Share
-----------                 -------------               ------         ---------------
Outsiders
---------
Edward McLaughlin         $      588,761.82               6,798.00          $86.61
Cede & Co.                $      491,154.50               5,671.00           86.61
Della & Co.
Martin Nelson & Assoc.    $        8,660.81                 100.00           86.61
                          -----------------            -----------         -------
All Other Outsiders       $    1,423,577.24              16,437.00           86.61
                          -----------------            -----------         -------
                          $    2,512,154.36              29,006.00          $86.61

Insiders
--------
RCB/Webco                 $      184,215.42               2,127.00          $86.61
Mariea Best               $           86.61                   1.00           86.61
                          -----------------            -----------         -------
                          $      184,302.02               2,128.00          $86.61
                          -----------------            -----------         -------
Stock Bonus Plan          $    2,361,109.85              27,262.00          $86.61

BLC                       $    2,431,349.01              28,073.00          $86.61

BUL

FEB                       $   25,982,428.09             300,000.00          $86.61

BLP                       $             -                      -           #DIV/0!
                          -----------------            -----------         -------
Total                     $   33,471,343.34             386,469.00          $86.61
                          =================            ===========         =======

                                                       FEB
                            ------------------------------------------------------------
Shareholder                 Cash Received                Shares          Value Per Share
-----------                 -------------                ------          ---------------
Outsiders
---------
Edward McLaughlin
Cede & Co.                $    1,664,401.25                63,921.00          $  26.04
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders       $    1,783,631.13                68,500.00             26.04
                          -----------------              -----------          --------
                          $    3,448,032.38               132,421.00          $  26.04
                          -----------------              -----------          --------

Insiders
--------
RCB/Webco                 $    4,425,748.66               169,970.00          $  26.04
Mariea Best               $           26.04                     1.00             26.04
                          -----------------              -----------          --------
                          $    4,425,774.70               169,971.00          $  26.04
                          -----------------              -----------          --------
Stock Bonus Plan

BLC                       $    7,715,649.77               296,318.00          $  26.04

BUL

FEB

BLP                       $             -                        -            #DIV/0!
                          -----------------              -----------          --------
Total                     $   15,589,456.85               598,710.00          $  26.04
                          =================              ===========          ========

                                                        BLP
                            --------------------------------------------------------------
Shareholder                 Cash Received               Shares             Value Per Share
-----------                 -------------               ------             ---------------
Outsiders
---------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                          -----------------            -----------          --------------
                          $              -                      -              #DIV/0!
                          -----------------            -----------          --------------

Insiders
--------
RCB/Webco
Mariea Best                              -                      -              #DIV/0!
                          -----------------            -----------          --------------
                          $              -                      -              #DIV/0!
                          -----------------            -----------          --------------

Stock Bonus Plan

BLC                       $              -
                          -----------------            -----------          --------------
BUL

FEB

BLP                                      -
                          -----------------            -----------          --------------
Total                     $              -                      -              #DIV/0!
                          =================            ===========          ==============

       PROJECT COLT (AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                          Current Ownership Structure



                                        BLC                                BUL                              FEB
                               ---------------------              --------------------              ------------------
                               Shares        Percent              Shares       Percent              Shares     Percent
                               ------        -------              ------       -------              ------     -------
Outsiders
---------
Edward McLaughlin                                                   6,798.00     1.7590%
Cede & Co.                        4,365.00     3.6181%              5,671.00     1.4674%            63,921.00   10.6765%
Della & Co.                       2,416.15     2.0027%
Martin Nelson & Assoc.              100.00     0.0829%                100.00     0.0259%
All Other Outsiders               5,981.17     4.9577%             16,437.00     4.2531%            68,500.00   11.4413%
                               -----------   --------             ----------   --------            ----------  --------
                                 12,862.32    10.6615%             29,006.00     7.5054%           132,421.00   22.1177%
                               -----------   --------             ----------   --------            ----------  --------

Insiders
--------
RCB/Webco                         1,686.00     1.3975%              2,127.00     0.5504%           169,970.00   28.3894%
Mariea Best                           1.00     0.0008%                  1.00     0.0003%                 1.00    0.0002%
                               -----------   --------             ----------   --------            ----------  --------
                                  1,687.00     1.3983%              2,128.00     0.5506%           169,971.00   28.3895%
                               -----------   --------             ----------   --------            ----------  --------

Stock Bonus Plan                 10,537.19     8.7342%             27,262.00     7.0541%

BLC                                                                28,073.00     7.2640%           296,318.00   49.4927%

BUL                              95,556.34    79.2060%

FEB                                                               300,000.00    77.6259%

BLP                                                                      -       0.0000%                  -      0.0000%
                               -----------   --------             ----------   --------            ----------  --------
Total                           120,642.85   100.0000%            386,469.00   100.0000%           598,710.00  100.0000%
                               ===========   ========             ==========   ========            ==========  ========

                                                  BLP
                                         -----------------------
                                         Shares          Percent
                                         ------          -------
Outsiders
---------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                   ------------          ------
                                              -          0.0000%
                                   ------------          ------

Insiders
--------
RCB/Webco                                     -          0.0000%
Mariea Best
                                   ------------          ------
                                              -          0.0000%
                                   ------------          ------

Stock Bonus Plan

BLC                                           -          0.0000%

BUL

FEB

BLP
                                   ------------          ------
Total                                         -          0.0000%
                                   ============          ======

       PROJECT COLT (AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock - Round 1 Distribution


        BUL Sale of BLC Stock                                                           FEB Distribution Received
------------------------------------------                           -----------------------------------------------------
Cash Received from
  Sale                $      47,748,543.38                            Cash Received from BUL       $         22,239,139.00
Tax Basis                              -                              Tax Basis                                        -
                      --------------------                                                         -----------------------
Gain on Sale          $      47,748,543.38                            Gain from Distribution       $         22,239,139.00
Tax Rate                                40%                           Tax Rate                                          40%
                      --------------------                                                         -----------------------
Tax Due               $      19,099,417.35                            Tax Due                      $          8,895,655.60
                      --------------------                                                         -----------------------
Cash Distributed      $      28,649,126.03                            Cash Distributed             $         13,343,483.40
                      ====================                                                         =======================



        BLP Distribution Received
--------------------------------------------
Cash Received from BUL       $            -
Cash Received from FEB                    -
                             ---------------
Total Cash Received          $            -
Tax Basis                                 -
                             ---------------
Gain from Distribution       $            -
                             ===============
Gain/Basis Alloc. to BLC     $            -
                             ===============
Cash Distributed             $            -
                             ===============


                        BUL Shareholders                                                    FEB Shareholders
------------------------------------------------------------         -----------------------------------------------------------
                                   Percent          Dividend                                           Percent          Dividend
                                   -------         ---------                                           -------          --------
     Outsiders                                                              Outsiders
     ---------                                                              ---------
Edward McLaughlin                   1.7590%    $   503,938.89         Edward McLaughlin
Cede & Co.                          1.4674%    $   420,393.86         Cede & Co.                      10.6765%    $ 1,424,610.92
Della & Co.                                                           Della & Co.
Martin Nelson & Assoc               0.0259%    $     7,413.05         Martin Nelson & Assoc.
All Other Outsiders                 4.2531%    $ 1,218,482.43         All Other Outsiders             11.4413%      1,526,663.35
                                  ---------------------------                                        ---------------------------
                                    7.5054%    $ 2,150,228.22                                         22.1177%    $ 2,951,274.26
                                  ---------------------------                                        ---------------------------

      Insiders                                                              Insiders
      --------                                                              --------
RCB/Webco                           0.5504%    $   157,675.50         RCB/Webco                       28.3894%    $ 3,788,130.94
Mariea Best                         0.0003%    $        74.13         Mariea Best                      0.0002%             22.29
                                  ---------------------------                                        ---------------------------
                                    0.5506%    $   157,749.63                                         28.3895%    $ 3,788,153.22
                                  ---------------------------                                        ---------------------------

Stock Bonus Plan                    7.0541%    $ 2,020,944.69         Stock Bonus Plan

BLC                                 7.2640%    $ 2,081,064.50         BLC                             49.4927%    $ 6,604,055.91

BUL                                                                   BUL

FEB                                77.6259%    $22,239,139.00         FEB

BLP                                 0.0000%    $          -           BLP                              0.0000%    $          -
                                  ---------------------------                                        ---------------------------
Total                             100.0000%    $28,649,126.03         Total                          100.0000%    $13,343,483.40


  Total Taxes Paid                             $27,995,072.95

BLC's Beginning Basis in FEB, BUL, & BLP        10,562,483.20
Basis Used This Round                                    0.00
Basis Allocated From BLP This Round                      0.00
                                            -----------------
BLC's Ending Basis This Round                   10,562,483.20
                                            =================



                     BLP Shareholders
------------------------------------------------------------
                                      Percent       Dividend
                                      -------       --------
      Outsiders
      ---------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                       -----------------------
                                       0.0000%       $      -
                                       -----------------------
      Insiders
      --------

RCB/Webco                              0.0000%       $      -

Mariea Best
                                       -----------------------
                                       0.0000%       $      -
                                       -----------------------
Stock Bonus Plan

BLC                                    0.0000%       $      -

BUL

FEB

BLP
                                       -----------------------
Total                                  0.0000%       $      -
                                       =======================





BLC's Beginning Basis in FEB, BUL, & BLP        10,562,483.20        BLP's Beginning Basis in FEB & BUL                    -
Basis Used This Round                                    0.00        Basis Used This Round                                 -
                                                                                                               -------------
Basis Allocated From BLP This Round                      0.00        BLP's Ending Basis This Round                         -
                                                -------------                                                  =============
BLC's Ending Basis This Round                   10,562,483.20
                                                =============

       PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock-Round 2 Distribution


                             BLC DISTRIBUTION RECEIVED
----------------------------------------------------------------------------------

Cash Received from BUL                                            $   2,081,064.50
Cash Received from FEB                                                6,604,055.91
Cash Received from BLP                                                          --
                                                                  ----------------
Total Cash Received                                               $   8,685,120.41
Tax Basis                                                             8,685,120.41
                                                                  ----------------
Gain on Sale                                                      $             --
Last Round BLP Income                                             $             --
                                                                  ----------------
Total Income                                                      $             --
Tax Rate                                                                        40%
                                                                  ----------------
Tax Due                                                           $             --
                                                                  ----------------
Cash Distributed                                                  $   8,685,120.41
                                                                  ================


                                BLC SHAREHOLDERS
-----------------------------------------------------------------------------
                                                 PERCENT          DIVIDEND
                                             --------------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                        3.6181%     $   314,237.86
Della & Co.                                       2.0027%     $   173,939.47
Martin Nelson & Assoc.                            0.0829%     $     7,199.03
All Other Outsiders                               4.9577%     $   430,586.49
                                             -------------------------------
                                                 10.6615%     $   925,962.86
                                             -------------------------------

    Insiders
-----------------
RCB/Webco                                         1.3975%     $   121,375.72
Mariea Best                                       0.0008%     $        71.99
                                             -------------------------------
                                                  1.3983%     $   121,447.71
                                             -------------------------------

Stock Bonus Plan                                  8.7342%     $   758,575.94

BLC

BUL                                              79.2060%     $ 6,879,133.89

FEB

BLP
                                             -------------------------------

Total                                           100.0000%     $ 8,685,120.41
                                             ===============================


                 Total Taxes Paid                             $ 4,033,250.89

BLC's Beginning Basis in FEB, BUL, & BLP                       10,562,483.20
Basis Used This Round                                          (8,685,120.41)
Basis Allocated From BLP This Round                                     0.00
                                                              --------------
BLC's Ending Basis This Round                                   1,877,362.79
                                                              ==============

                 BUL DISTRIBUTION RECEIVED
-------------------------------------------------------

Cash Received from BLC                    $6,879,133.89
Tax Basis                                            --
                                          -------------
Gain on Sale                              $6,879,133.89
Tax Rate                                             40%
                                          -------------
Tax Due                                   $2,751,653.56
                                          -------------
Cash Distributed                          $4,127,480.34
                                          =============


                              BUL SHAREHOLDERS
-----------------------------------------------------------------------------------------
                                                PERCENT                        DIVIDEND
                                              -------------------------------------------

   Outsiders
----------------
Edward McLaughlin                                1.7590%                    $   72,602.49
Cede & Co.                                       1.4674%                    $   60,566.15
Della & Co.
Martin Nelson & Assoc.                           0.0259%                    $    1,068.00
All Other Outsiders                              4.2531%                    $  175,546.79
                                              -------------------------------------------
                                                 7.5054%                    $  309,783.44
                                              -------------------------------------------

   Insiders
-------------
RCB/Webco                                        0.5504%                    $   22,716.31
Mariea Best                                      0.0003%                            10.68
                                              -------------------------------------------
                                                 0.5506%                    $   22,726.99
                                              -------------------------------------------

Stock Bonus Plan                                 7.0541%                    $  291,157.55

BLC                                              7.2640%                    $  299,819.02

BUL

FEB                                             77.6259%                    $3,203,993.34

BLP                                              0.0000%                    $          --
                                              -------------------------------------------

Total                                          100.0000%                    $4,127,480.34
                                              ===========================================


                 FEB DISTRIBUTION RECEIVED
-------------------------------------------------------

Cash Received from BUL                    $3,203,993.34
Tax Basis                                 $          --
                                          -------------
Gain from Distribution                    $3,203,993.34
Tax Rate                                             40%
                                          -------------
Tax Due                                   $1,281,597.33
                                          -------------
Cash Distributed                          $1,922,396.00
                                          =============

                              FEB SHAREHOLDERS
-----------------------------------------------------------------------------------------
                                                PERCENT                        DIVIDEND
                                              -------------------------------------------

   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                      10.6765%                    $  205,243.73
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                             11.4413%                       219,946.43
                                              -------------------------------------------
                                                22.1177%                    $  425,190.16
                                              -------------------------------------------

   Insiders
-------------
RCB/Webco                                       28.3894%                    $  545,756.12
Mariea Best                                      0.0002%                             3.21
                                              -------------------------------------------
                                                28.3895%                    $  545,759.33
                                              -------------------------------------------

Stock Bonus Plan

BLC                                             49.4927%                    $  951,446.51

BUL

FEB

BLP                                              0.0000%                    $          --
                                              -------------------------------------------

Total                                          100.0000%                    $1,922,396.00
                                              ===========================================

           BLP DISTRIBUTION RECEIVED
-----------------------------------------------

Cash Received from BUL                 $     --
Cash Received from FEB                       --
                                       --------
Total Cash Received                    $     --
Tax Basis                                    --
                                       --------
Gain from Distribution                 $     --
                                       ========

Gain/Basis Alloc. to BLC               $     --
                                       ========

Cash Distributed                       $     --
                                       ========

                          BLP SHAREHOLDERS
------------------------------------------------------------------------
                                          PERCENT              DIVIDEND
                                       ---------------------------------

        Outsiders
---------------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                       ---------------------------------
                                          0.0000%                $    --
                                       ---------------------------------

        Insiders
---------------------------
RCB/Webco                                 0.0000%                $    --
Mariea Best
                                       ---------------------------------
                                          0.0000%                $    --
                                       ---------------------------------

Stock Bonus Plan

BLC                                       0.0000%                $    --

BUL

FEB

BLP
                                       ---------------------------------

Total                                     0.0000%                $    --
                                       =================================




BLP's Beginning Basis in FEB & BUL                                  0.00
Basis Used in This Round                                            0.00
                                                             -----------
BLP's Ending Basis in FEB & BUL                                     0.00
                                                             ===========

   PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
             BUL Sale of BLC Stock-Round 4 Distribution

               BLC DISTRIBUTION RECEIVED
--------------------------------------------------------

Cash Received from BUL                    $  299,819.02
Cash Received from FEB                       951,446.51
Cash Received from BLP                               --
                                          -------------
Total Cash Received                       $1,251,265.52
Tax Basis                                  1,251,265.52
                                          -------------
Gain on Sale                              $          --
Last Round BLP Income                     $          --
                                          -------------
Total Income                              $          --
Tax Rate                                             40%
                                          -------------
Tax Due                                   $          --
                                          -------------
Cash Distributed                          $1,251,265.52
                                          =============

                         BLC SHAREHOLDERS
------------------------------------------------------------------
                                   PERCENT             DIVIDEND
                                ----------------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                          3.6181%          $    45,272.26
Della & Co.                         2.0027%          $    25,059.46
Martin Nelson & Assoc.              0.0829%          $     1,037.17
All Other Outsiders                 4.9577%          $    62,034.61
                                -----------------------------------
                                   10.6615%          $   133,403.49
                                -----------------------------------

   Insiders
-----------------
RCB/Webco                           1.3975%          $    17,486.60
Mariea Best                         0.0008%          $        10.37
                                -----------------------------------
                                    1.3983%          $    17,496.98
                                -----------------------------------

Stock Bonus Plan                    8.7342%          $   109,288.06

BLC

BUL                                79.2060%          $   991,077.00

FEB

BLP
                                -----------------------------------

Total                             100.0000%          $ 1,251,265.52
                               ====================================




              Total Taxes Paid                             $   581,070.56

BLC's Beginning Basis in FEB, BUL, & BLP                     1,877,362.79
Basis Used This Round                                       (1,251,265.52)
Basis Allocated From BLP This Round                                  0.00
                                                           --------------
BLC's Ending Basis This Round                                  626,097.27
                                                           ==============

               BUL DISTRIBUTION RECEIVED
------------------------------------------------------

Cash Received from BLC                    $991,077.00
Tax Basis                                          --
                                          -----------
Gain on Sale                              $991,077.00
Tax Rate                                           40%
                                          -----------
Tax Due                                   $396,430.80
                                          -----------
Cash Distributed                          $594,646.20
                                          ===========

                                BUL SHAREHOLDERS
------------------------------------------------------------------
                                    PERCENT             DIVIDEND
                               -----------------------------------

    Outsiders
--------------------
Edward McLaughlin                   1.7590%            $ 10,459.84
Cede & Co.                          1.4674%            $  8,725.77
Della & Co.
Martin Nelson & Assoc.              0.0259%            $    153.87
All Other Outsiders                 4.2531%            $ 25,291.03
                               -----------------------------------
                                    7.5054%            $ 44,630.51
                               -----------------------------------

    Insiders
--------------------
RCB/Webco                           0.5504%            $  3,272.74
Mariea Best                         0.0003%            $      1.54
                               -----------------------------------
                                    0.5506%            $  3,274.28
                               -----------------------------------

Stock Bonus Plan                    7.0541%            $ 41,947.08

BLC                                 7.2640%            $ 43,194.93

BUL

FEB                                77.6259%            $461,599.40

BLP                                 0.0000%            $        --
                               -----------------------------------

Total                             100.0000%            $594,646.20
                               ===================================

              FEB DISTRIBUTION RECEIVED
-----------------------------------------------------

Cash Received from BUL                    $461,599.40
Tax Basis                                 $        --
                                          -----------
Gain from Distribution                    $461,599.40
Tax Rate                                           40%
                                          -----------
Tax Due                                   $184,639.76
                                          -----------
Cash Distributed                          $276,959.64
                                          ===========

                        FEB SHAREHOLDERS
-----------------------------------------------------------------
                                   PERCENT             DIVIDEND
                               ----------------------------------

   Outsiders
----------------
Edward McLaughlin
Cede & Co.                        10.6765%            $ 29,569.47
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders               11.4413%              31,687.69
                               ----------------------------------
                                  22.1177%            $ 61,257.16
                               ----------------------------------

   Insiders
----------------
RCB/Webco                         28.3894%            $ 78,627.10
Mariea Best                        0.0002%                   0.46
                               ----------------------------------
                                  28.3895%            $ 78,627.56
                               ----------------------------------

Stock Bonus Plan

BLC                               49.4927%            $137,074.92

BUL

FEB

BLP                                0.0000%            $        --
                               ----------------------------------

Total                            100.0000%            $276,959.64
                               ==================================

             BLP DISTRIBUTION RECEIVED
-----------------------------------------------

Cash Received from BUL                   $   --
Cash Received from FEB                       --
                                         ------
Total Cash Received                      $   --
Tax Basis                                    --
                                         ------
Gain from Distribution                   $   --
                                         ======

Gain/Basis Alloc. to BLC                 $   --
                                         ======

Cash Distributed                         $   --
                                         ======

                        BLP SHAREHOLDERS
--------------------------------------------------------------
                                          PERCENT    DIVIDEND
                                       -----------------------

        Outsiders
---------------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                       -----------------------
                                          0.0000%       $   --
                                       -----------------------

        Insiders
---------------------------
RCB/Webco                                 0.0000%       $   --
Mariea Best
                                       -----------------------
                                          0.0000%       $   --
                                       -----------------------

Stock Bonus Plan

BLC                                       0.0000%       $   --

BUL

FEB

BLP
                                       -----------------------

Total                                     0.0000%       $   --
                                       =======================




BLP's Beginning Basis in FEB & BUL                        0.00
Basis Used in This Round                                  0.00
                                                        ------
BLP's Ending Basis in FEB & BUL                           0.00
                                                        ======

        PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                   BUL Sale of BLC Stock-Round 4 Distribution

              BLC DISTRIBUTION RECEIVED
------------------------------------------------------

Cash Received from BUL                    $ 43,194.93
Cash Received from FEB                     137,074.92
Cash Received from BLP                             --
                                          -----------
Total Cash Received                       $180,269.86
Tax Basis                                  180,269.86
                                          -----------
Gain on Sale                              $        --
Last Round BLP Income                     $        --
                                          -----------
Total Income                              $        --
Tax Rate                                           40%
                                          -----------
Tax Due                                   $        --
Cash Distributed                          $180,269.86
                                          ===========

                         BLC SHAREHOLDERS
---------------------------------------------------------------------------------------
                                                PERCENT                       DIVIDEND
                                             ------------------------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                      3.6181%                    $   6,522.38
Della & Co.                                     2.0027%                    $   3,610.32
Martin Nelson & Assoc.                          0.0829%                    $     149.42
All Other Outsiders                             4.9577%                    $   8,937.33
                                             ------------------------------------------
                                               10.6615%                    $  19,219.44
                                             ------------------------------------------

   Insiders
-----------------
RCB/Webco                                       1.3975%                    $   2,519.30
Mariea Best                                     0.0008%                    $       1.49
                                             ------------------------------------------
                                                1.3983%                    $   2,520.79
                                             ------------------------------------------

Stock Bonus Plan                                8.7342%                    $  15,745.13

BLC

BUL                                            79.2060%                    $ 142,784.49

FEB

BLP
                                             ------------------------------------------

Total                                         100.0000%                    $ 180,269.86
                                             ==========================================


               Total Taxes Paid                                            $  83,714.85

BLC's Beginning Basis in FEB, BUL, & BLP                                     626,097.27
Basis Used This Round                                                       (180,269.86)
Basis Allocated From BLP This Round                                                0.00
                                                                           ------------
BLC's Ending Basis This Round                                                445,827.41
                                                                           ============

              BUL DISTRIBUTION RECEIVED
------------------------------------------------------

Cash Received from BLC                    $142,784.49
Tax Basis                                          --
                                          -----------
Gain on Sale                              $142,784.49
Tax Rate                                           40%
                                          -----------
Tax Due                                   $ 57,113.80
                                          -----------
Cash Distributed                          $ 85,670.69
                                          ===========

                           BUL SHAREHOLDERS
------------------------------------------------------------------------------------
                                               PERCENT                     DIVIDEND
                                            ----------------------------------------

    Outsiders
------------------
Edward McLaughlin                              1.7590%                    $ 1,506.95
Cede & Co.                                     1.4674%                    $ 1,257.12
Della & Co.
Martin Nelson & Assoc.                         0.0259%                    $    22.17
All Other Outsiders                            4.2531%                    $ 3,643.68
                                            ----------------------------------------
                                               7.5054%                    $ 6,429.92
                                            ----------------------------------------

    Insiders
------------------
RCB/Webco                                      0.5504%                    $   471.50
Mariea Best                                    0.0003%                    $     0.22
                                            ----------------------------------------
                                               0.5506%                    $   471.73
                                            ----------------------------------------

Stock Bonus Plan                               7.0541%                    $ 6,043.32

BLC                                            7.2640%                    $ 6,223.10

BUL

FEB                                           77.6259%                    $66,502.64

BLP                                            0.0000%                    $       --
                                            ----------------------------------------

Total                                        100.0000%                    $85,670.69
                                            ========================================

               FEB DISTRIBUTION RECEIVED
-----------------------------------------------------

Cash Received from BUL                    $66,502.64
Tax Basis                                 $       --
                                          ----------
Gain from Distribution                    $66,502.64
Tax Rate                                          40%
                                          ----------
Tax Due                                   $26,601.06
                                          ----------
Cash Distributed                          $39,901.58
                                          ==========

                        FEB SHAREHOLDERS
-------------------------------------------------------------------------------------
                                               PERCENT                     DIVIDEND
                                            -----------------------------------------

   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                     10.6765%                    $ 4,260.07
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                            11.4413%                      4,565.25
                                            -----------------------------------------
                                               22.1177%                    $ 8,825.32
                                            -----------------------------------------

   Insiders
----------------
RCB/Webco                                      28.3894%                    $11,327.81
Mariea Best                                     0.0002%                          0.07
                                            -----------------------------------------
                                               28.3895%                    $11,327.87
                                            -----------------------------------------

Stock Bonus Plan

BLC                                            49.4927%                    $19,748.39

BUL

FEB

BLP                                             0.0000%                    $       --
                                            -----------------------------------------

Total                                         100.0000%                    $39,901.58
                                            =========================================

            BLP DISTRIBUTION RECEIVED
------------------------------------------------

Cash Received from BUL                   $   --
Cash Received from FEB                       --
                                         ------
Total Cash Received                      $   --
Tax Basis                                    --
                                         ------
Gain from Distribution                   $   --
                                         ======

Gain/Basis Alloc. to BLC                 $   --
                                         ======

Cash Distributed                         $   --
                                         ======

                       BLP SHAREHOLDERS
------------------------------------------------------------------------
                                          PERCENT              DIVIDEND
                                        --------------------------------

        Outsiders
---------------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                        --------------------------------
                                          0.0000%               $     --
                                        --------------------------------

        Insiders
---------------------------
RCB/Webco                                 0.0000%               $     --
Mariea Best
                                        --------------------------------
                                          0.0000%               $     --
                                        --------------------------------

Stock Bonus Plan

BLC                                       0.0000%               $     --

BUL

FEB

BLP
                                        --------------------------------

Total                                     0.0000%               $     --
                                        ================================




BLP's Beginning Basis in FEB & BUL                                  0.00
Basis Used in This Round                                            0.00
                                                                --------
BLP's Ending Basis in FEB & BUL                                     0.00
                                                                ========

        PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                   BUL Sale of BLC Stock-Round 5 Distribution

               BLC DISTRIBUTION RECEIVED
------------------------------------------------------

Cash Received from BUL                    $ 6,223.10
Cash Received from FEB                     19,748.39
Cash Received from BLP                            --
                                          ----------
Total Cash Received                       $25,971.48
Tax Basis                                  25,971.48
                                          ----------
Gain on Sale                              $       --
Last Round BLP Income                     $       --
                                          ----------
Total Income                              $       --
Tax Rate                                          40%
                                          ----------
Tax Due                                   $       --
Cash Distributed                          $25,971.48
                                          ==========

                        BLC SHAREHOLDERS
------------------------------------------------------------------------------------
                                               PERCENT                    DIVIDEND
                                           -----------------------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                     3.6181%                    $    939.68
Della & Co.                                    2.0027%                    $    520.14
Martin Nelson & Assoc.                         0.0829%                    $     21.53
All Other Outsiders                            4.9577%                    $  1,287.60
                                           ------------------------------------------
                                              10.6615%                    $  2,768.95
                                           ------------------------------------------

   Insiders
-----------------
RCB/Webco                                      1.3975%                    $    362.95
Mariea Best                                    0.0008%                    $      0.22
                                           ------------------------------------------
                                               1.3983%                    $    363.17
                                           ------------------------------------------

Stock Bonus Plan                               8.7342%                    $  2,268.40

BLC

BUL                                           79.2060%                    $ 20,570.97

FEB

BLP
                                           ------------------------------------------

Total                                        100.0000%                    $ 25,971.48
                                           ==========================================


                 Total Taxes Paid                                         $ 12,060.80

BLC's Beginning Basis in FEB, BUL, & BLP                                   445,827.41
Basis Used This Round                                                      (25,971.48)
Basis Allocated From BLP This Round                                              0.00
                                                                          -----------
BLC's Ending Basis This Round                                              419,855.93
                                                                          ===========

               BUL DISTRIBUTION RECEIVED
------------------------------------------------------

Cash Received from BLC                    $20,570.97
Tax Basis                                         --
                                          ----------
Gain on Sale                              $20,570.97
Tax Rate                                          40%
                                          ----------
Tax Due                                   $ 8,228.39
                                          ----------
Cash Distributed                          $12,342.58
                                          ==========

                          BUL SHAREHOLDERS
----------------------------------------------------------------------------------
                                            PERCENT                      DIVIDEND
                                          ----------------------------------------

    Outsiders
------------------
Edward McLaughlin                            1.7590%                    $   217.11
Cede & Co.                                   1.4674%                    $   181.11
Della & Co.
Martin Nelson & Assoc.                       0.0259%                    $     3.19
All Other Outsiders                          4.2531%                    $   524.95
                                          ----------------------------------------
                                             7.5054%                    $   926.36
                                          ----------------------------------------

    Insiders
------------------
RCB/Webco                                    0.5504%                    $    67.93
Mariea Best                                  0.0003%                    $     0.03
                                          ----------------------------------------
                                             0.5506%                    $    67.96
                                          ----------------------------------------

Stock Bonus Plan                             7.0541%                    $   870.66

BLC                                          7.2640%                    $   896.56

BUL

FEB                                         77.6259%                    $ 9,581.04

BLP                                          0.0000%                    $       --
                                          ----------------------------------------

Total                                      100.0000%                    $12,342.58
                                          ========================================

               FEB DISTRIBUTION RECEIVED
-----------------------------------------------------

Cash Received from BUL                    $9,581.04
Tax Basis                                 $      --
                                          ---------
Gain from Distribution                    $9,581.04
Tax Rate                                         40%
                                          ---------
Tax Due                                   $3,832.41
                                          ---------
Cash Distributed                          $5,748.62
                                          =========

                       FEB SHAREHOLDERS
-----------------------------------------------------------------------------------
                                              PERCENT                     DIVIDEND
                                          -----------------------------------------

   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                    10.6765%                    $  613.75
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                           11.4413%                       657.72
                                          -----------------------------------------
                                              22.1177%                    $1,271.46
                                          -----------------------------------------

   Insiders
----------------
RCB/Webco                                     28.3894%                    $1,632.00
Mariea Best                                    0.0002%                         0.01
                                          -----------------------------------------
                                              28.3895%                    $1,632.01
                                          -----------------------------------------

Stock Bonus Plan

BLC                                           49.4927%                    $2,845.15

BUL

FEB

BLP                                            0.0000%                    $      --
                                          -----------------------------------------

Total                                        100.0000%                    $5,748.62
                                          =========================================

            BLP DISTRIBUTION RECEIVED
------------------------------------------------

Cash Received from BUL                   $   --
Cash Received from FEB                       --
                                         ------
Total Cash Received                      $   --
Tax Basis                                    --
                                         ------
Gain from Distribution                   $   --
                                         ======

Gain/Basis Alloc. to BLC                 $   --
                                         ======

Cash Distributed                         $   --
                                         ======

                    BLP SHAREHOLDERS
------------------------------------------------------------------------
                                          PERCENT              DIVIDEND
                                       ---------------------------------

        Outsiders
---------------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                       ---------------------------------
                                          0.0000%                $    --
                                       ---------------------------------

        Insiders
---------------------------
RCB/Webco                                 0.0000%                $    --
Mariea Best
                                       ---------------------------------
                                          0.0000%                $    --
                                       ---------------------------------

Stock Bonus Plan

BLC                                       0.0000%                $    --

BUL

FEB

BLP
                                       ---------------------------------

Total                                     0.0000%                $    --
                                       =================================




BLP's Beginning Basis in FEB & BUL                                  0.00
Basis Used in This Round                                            0.00
                                                                 -------
BLP's Ending Basis in FEB & BUL                                     0.00
                                                                 =======

        PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                   BUL Sale of BLC Stock-Round 6 Distribution

                BLC DISTRIBUTION RECEIVED
------------------------------------------------------

Cash Received from BUL                    $  896.56
Cash Received from FEB                     2,845.15
Cash Received from BLP                           --
                                          ---------
Total Cash Received                       $3,741.71
Tax Basis                                  3,741.71
                                          ---------
Gain on Sale                              $      --
Last Round BLP Income                     $      --
                                          ---------
Total Income                              $      --
Tax Rate                                         40%
                                          ---------
Tax Due                                   $      --
Cash Distributed                          $3,741.71
                                          =========

                        BLC SHAREHOLDERS
----------------------------------------------------------------------------------
                                             PERCENT                    DIVIDEND
                                          ----------------------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                   3.6181%                    $   135.38
Della & Co.                                  2.0027%                    $    74.94
Martin Nelson & Assoc.                       0.0829%                    $     3.10
All Other Outsiders                          4.9577%                    $   185.50
                                          ----------------------------------------
                                            10.6615%                    $   398.92
                                          ----------------------------------------

   Insiders
-----------------
RCB/Webco                                    1.3975%                    $    52.29
Mariea Best                                  0.0008%                    $     0.03
                                          ----------------------------------------
                                             1.3983%                    $    52.32
                                          ----------------------------------------

Stock Bonus Plan                             8.7342%                    $   326.81

BLC

BUL                                         79.2060%                    $ 2,963.66

FEB

BLP
                                          ----------------------------------------

Total                                      100.0000%                    $ 3,741.71
                                          ========================================


              Total Taxes Paid                                          $  1,737.60

BLC's Beginning Basis in FEB, BUL, & BLP                                 419,855.93
Basis Used This Round                                                     (3,741.71)
Basis Allocated From BLP This Round                                            0.00
                                                                        -----------
BLC's Ending Basis This Round                                            416,114.22
                                                                        ===========

             BUL DISTRIBUTION RECEIVED
-----------------------------------------------------

Cash Received from BLC                    $2,963.66
Tax Basis                                        --
                                          ---------
Gain on Sale                              $2,963.66
Tax Rate                                         40%
                                          ---------
Tax Due                                   $1,185.46
                                          ---------
Cash Distributed                          $1,778.20
                                          =========

                       BUL SHAREHOLDERS
---------------------------------------------------------------------------------
                                             PERCENT                    DIVIDEND
                                          ---------------------------------------

    Outsiders
------------------
Edward McLaughlin                            1.7590%                    $   31.28
Cede & Co.                                   1.4674%                    $   26.09
Della & Co.
Martin Nelson & Assoc.                       0.0259%                    $    0.46
All Other Outsiders                          4.2531%                    $   75.63
                                          ---------------------------------------
                                             7.5054%                    $  133.46
                                          ---------------------------------------

    Insiders
------------------
RCB/Webco                                    0.5504%                    $    9.79
Mariea Best                                  0.0003%                    $    0.00
                                          ---------------------------------------
                                             0.5506%                    $    9.79
                                          ---------------------------------------

Stock Bonus Plan                             7.0541%                    $  125.44

BLC                                          7.2640%                    $  129.17

BUL

FEB                                         77.6259%                    $1,380.34

BLP                                          0.0000%                    $      --
                                          ---------------------------------------

Total                                      100.0000%                    $1,778.20
                                          =======================================

             FEB DISTRIBUTION RECEIVED
------------------------------------------------------

Cash Received from BUL                    $1,380.34
Tax Basis                                 $      --
                                          ---------
Gain from Distribution                    $1,380.34
Tax Rate                                         40%
                                          ---------
Tax Due                                   $  552.14
                                          ---------
Cash Distributed                          $  828.20
                                          =========

                      FEB SHAREHOLDERS
-------------------------------------------------------------------------------
                                            PERCENT                   DIVIDEND
                                         --------------------------------------

   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                  10.6765%                    $ 88.42
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                         11.4413%                      94.76
                                         --------------------------------------
                                            22.1177%                    $183.18
                                         --------------------------------------

   Insiders
----------------
RCB/Webco                                   28.3894%                    $235.12
Mariea Best                                  0.0002%                       0.00
                                         --------------------------------------
                                            28.3895%                    $235.12
                                         --------------------------------------

Stock Bonus Plan

BLC                                         49.4927%                    $409.90

BUL

FEB

BLP                                          0.0000%                    $    --
                                         --------------------------------------

Total                                      100.0000%                    $828.20
                                         ======================================

          BLP DISTRIBUTION RECEIVED
-------------------------------------------------

Cash Received from BUL                  $    --
Cash Received from FEB                       --
                                        -------
Total Cash Received                     $    --
Tax Basis                                    --
                                        -------
Gain from Distribution                  $    --
                                        =======

Gain/Basis Alloc. to BLC                $    --
                                        =======

Cash Distributed                        $    --
                                        =======

                         BLP SHAREHOLDERS
------------------------------------------------------------------------
                                          PERCENT              DIVIDEND
                                       ---------------------------------

        Outsiders
---------------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                       ---------------------------------
                                          0.0000%               $     --
                                       ---------------------------------

        Insiders
---------------------------
RCB/Webco                                 0.0000%               $     --
Mariea Best
                                       ---------------------------------
                                          0.0000%               $     --
                                       ---------------------------------

Stock Bonus Plan

BLC                                       0.0000%               $     --

BUL

FEB

BLP
                                       ---------------------------------

Total                                     0.0000%               $     --
                                       =================================




BLP's Beginning Basis in FEB & BUL                                  0.00
Basis Used in This Round                                            0.00
                                                                --------
BLP's Ending Basis in FEB & BUL                                     0.00
                                                                ========

        PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                   BUL Sale of BLC Stock-Round 7 Distribution

             BLC DISTRIBUTION RECEIVED
--------------------------------------------------

Cash Received from BUL                    $129.17
Cash Received from FEB                     409.90
Cash Received from BLP                         --
                                          -------
Total Cash Received                       $539.07
Tax Basis                                  539.07
                                          -------
Gain on Sale                              $    --
Last Round BLP Income                     $    --
                                          -------
Total Income                              $    --
Tax Rate                                       40%
                                          -------
Tax Due                                   $    --
Cash Distributed                          $539.07
                                          =======

                        BLC SHAREHOLDERS
-----------------------------------------------------------------------------------
                                             PERCENT                     DIVIDEND
                                          -----------------------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                   3.6181%                    $     19.50
Della & Co.                                  2.0027%                    $     10.80
Martin Nelson & Assoc.                       0.0829%                    $      0.45
All Other Outsiders                          4.9577%                    $     26.73
                                          -----------------------------------------
                                            10.6615%                    $     57.47
                                          -----------------------------------------

   Insiders
-----------------
RCB/Webco                                    1.3975%                    $      7.53
Mariea Best                                  0.0008%                    $      0.00
                                          -----------------------------------------
                                             1.3983%                    $      7.54
                                          -----------------------------------------

Stock Bonus Plan                             8.7342%                    $     47.08

BLC

BUL                                         79.2060%                    $    426.97

FEB

BLP
                                          -----------------------------------------

Total                                      100.0000%                    $    539.07
                                          =========================================


              Total Taxes Paid                                          $    250.34

BLC's Beginning Basis in FEB, BUL, & BLP                                 416,114.22
Basis Used This Round                                                       (539.07)
Basis Allocated From BLP This Round                                            0.00
                                                                        -----------
BLC's Ending Basis This Round                                            415,575.15
                                                                        ===========

             BUL DISTRIBUTION RECEIVED
---------------------------------------------------

Cash Received from BLC                    $426.97
Tax Basis                                      --
                                          -------
Gain on Sale                              $426.97
Tax Rate                                       40%
                                          -------
Tax Due                                   $170.79
                                          -------
Cash Distributed                          $256.18
                                          =======

                         BUL SHAREHOLDERS
-------------------------------------------------------------------------------
                                             PERCENT                  DIVIDEND
                                          -------------------------------------

    Outsiders
------------------
Edward McLaughlin                            1.7590%                    $  4.51
Cede & Co.                                   1.4674%                    $  3.76
Della & Co.
Martin Nelson & Assoc.                       0.0259%                    $  0.07
All Other Outsiders                          4.2531%                    $ 10.90
                                          -------------------------------------
                                             7.5054%                    $ 19.23
                                          -------------------------------------

    Insiders
------------------
RCB/Webco                                    0.5504%                    $  1.41
Mariea Best                                  0.0003%                    $  0.00
                                          -------------------------------------
                                             0.5506%                    $  1.41
                                          -------------------------------------

Stock Bonus Plan                             7.0541%                    $ 18.07

BLC                                          7.2640%                    $ 18.61

BUL

FEB                                         77.6259%                    $198.87

BLP                                          0.0000%                    $    --
                                          -------------------------------------

Total                                      100.0000%                    $256.18
                                          =====================================

             FEB DISTRIBUTION RECEIVED
---------------------------------------------------

Cash Received from BUL                    $198.87
Tax Basis                                 $    --
                                          -------
Gain from Distribution                    $198.87
Tax Rate                                       40%
                                          -------
Tax Due                                   $ 79.55
                                          -------
Cash Distributed                          $119.32
                                          =======

                      FEB SHAREHOLDERS
-------------------------------------------------------------------------------
                                            PERCENT                    DIVIDEND
                                         --------------------------------------

   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                  10.6765%                    $ 12.74
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                         11.4413%                      13.65
                                         --------------------------------------
                                            22.1177%                    $ 26.39
                                         --------------------------------------

   Insiders
----------------
RCB/Webco                                   28.3894%                    $ 33.87
Mariea Best                                  0.0002%                       0.00
                                         --------------------------------------
                                            28.3895%                    $ 33.87
                                         --------------------------------------

Stock Bonus Plan

BLC                                         49.4927%                    $ 59.05

BUL

FEB

BLP                                          0.0000%                    $    --
                                         --------------------------------------

Total                                      100.0000%                    $119.32
                                         ======================================

           BLP DISTRIBUTION RECEIVED
------------------------------------------------

Cash Received from BUL                  $    --
Cash Received from FEB                       --
                                        -------
Total Cash Received                     $    --
Tax Basis                                    --
                                        -------
Gain from Distribution                  $    --
                                        =======

Gain/Basis Alloc. to BLC                $    --
                                        =======

Cash Distributed                        $    --
                                        =======

                     BLP SHAREHOLDERS
------------------------------------------------------------------------
                                           PERCENT             DIVIDEND
                                        --------------------------------

        Outsiders
---------------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                        --------------------------------
                                          0.0000%                $    --
                                        --------------------------------

        Insiders
---------------------------
RCB/Webco                                 0.0000%                $    --
Mariea Best
                                        --------------------------------
                                          0.0000%                $    --
                                        --------------------------------

Stock Bonus Plan

BLC                                       0.0000%                $    --

BUL

FEB

BLP
                                        --------------------------------

Total                                     0.0000%                $    --
                                        ================================




BLP's Beginning Basis in FEB & BUL                                  0.00
Basis Used in This Round                                            0.00
                                                                 -------
BLP's Ending Basis in FEB & BUL                                     0.00
                                                                 =======

        PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                   BUL Sale of BLC Stock-Round 8 Distribution

           BLC DISTRIBUTION RECEIVED
--------------------------------------------------

Cash Received from BUL                    $18.61
Cash Received from FEB                     59.05
Cash Received from BLP                        --
                                          ------
Total Cash Received                       $77.66
Tax Basis                                  77.66
                                          ------
Gain on Sale                              $   --
Last Round BLP Income                     $   --
                                          ------
Total Income                              $   --
Tax Rate                                      40%
                                          ------
Tax Due                                   $   --
Cash Distributed                          $77.66
                                          ======

                             BLC SHAREHOLDERS
--------------------------------------------------------------------------------
                                                   PERCENT             DIVIDEND
                                                --------------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                         3.6181%           $      2.81
Della & Co.                                        2.0027%           $      1.56
Martin Nelson & Assoc.                             0.0829%           $      0.06
All Other Outsiders                                4.9577%           $      3.85
                                                --------------------------------
                                                  10.6615%           $      8.28
                                                --------------------------------

   Insiders
-----------------
RCB/Webco                                          1.3975%           $      1.09
Mariea Best                                        0.0008%           $      0.00
                                                --------------------------------
                                                   1.3983%           $      1.09
                                                --------------------------------

Stock Bonus Plan                                   8.7342%           $      6.78

BLC

BUL                                               79.2060%           $     61.51

FEB

BLP
                                                --------------------------------

Total                                            100.0000%           $     77.66
                                                ================================


                  Total Taxes Paid                                   $     36.07

BLC's Beginning Basis in FEB, BUL, & BLP                              415,575.15
Basis Used This Round                                                     (77.66)
Basis Allocated From BLP This Round                                         0.00
                                                                     -----------
BLC's Ending Basis This Round                                         415,497.49
                                                                     ===========

           BUL DISTRIBUTION RECEIVED
--------------------------------------------------

Cash Received from BLC                    $61.51
Tax Basis                                     --
                                          ------
Gain on Sale                              $61.51
Tax Rate                                      40%
                                          ------
Tax Due                                   $24.61
                                          ------
Cash Distributed                          $36.91
                                          ======

                        BUL SHAREHOLDERS
------------------------------------------------------------------------------
                                             PERCENT                  DIVIDEND
                                          ------------------------------------

    Outsiders
------------------
Edward McLaughlin                            1.7590%                    $ 0.65
Cede & Co.                                   1.4674%                    $ 0.54
Della & Co.
Martin Nelson & Assoc.                       0.0259%                    $ 0.01
All Other Outsiders                          4.2531%                    $ 1.57
                                          ------------------------------------
                                             7.5054%                    $ 2.77
                                          ------------------------------------

    Insiders
------------------
RCB/Webco                                    0.5504%                    $ 0.20
Mariea Best                                  0.0003%                    $ 0.00
                                          ------------------------------------
                                             0.5506%                    $ 0.20
                                          ------------------------------------

Stock Bonus Plan                             7.0541%                    $ 2.60

BLC                                          7.2640%                    $ 2.68

BUL

FEB                                         77.6259%                    $28.65

BLP                                          0.0000%                    $   --
                                          ------------------------------------

Total                                      100.0000%                    $36.91
                                          ====================================

            FEB DISTRIBUTION RECEIVED
--------------------------------------------------

Cash Received from BUL                    $28.65
Tax Basis                                 $   --
                                          ------
Gain from Distribution                    $28.65
Tax Rate                                      40%
                                          ------
Tax Due                                   $11.46
                                          ------
Cash Distributed                          $17.19
                                          ======

                      FEB SHAREHOLDERS
------------------------------------------------------------------------------
                                             PERCENT                 DIVIDEND
                                         -------------------------------------

   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                  10.6765%                    $ 1.84
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                         11.4413%                      1.97
                                         -------------------------------------
                                            22.1177%                    $ 3.80
                                         -------------------------------------

   Insiders
----------------
RCB/Webco                                   28.3894%                    $ 4.88
Mariea Best                                  0.0002%                      0.00
                                         -------------------------------------
                                            28.3895%                    $ 4.88
                                         -------------------------------------

Stock Bonus Plan

BLC                                         49.4927%                    $ 8.51

BUL

FEB

BLP                                          0.0000%                    $   --
                                         -------------------------------------

Total                                      100.0000%                    $17.19
                                         =====================================

              BLP DISTRIBUTION RECEIVED
--------------------------------------------------

Cash Received from BUL                      $  --
Cash Received from FEB                         --
                                            -----
Total Cash Received                         $  --
Tax Basis                                      --
                                            -----
Gain from Distribution                      $  --
                                            =====

Gain/Basis Alloc. to BLC                    $  --
                                            =====

Cash Distributed                            $  --
                                            =====

                     BLP SHAREHOLDERS
--------------------------------------------------------------------------
                                          PERCENT                DIVIDEND
                                       -----------------------------------

        Outsiders
---------------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                       -----------------------------------
                                          0.0000%                    $  --
                                       -----------------------------------

        Insiders
---------------------------
RCB/Webco                                 0.0000%                    $  --
Mariea Best
                                       -----------------------------------
                                          0.0000%                    $  --
                                       -----------------------------------

Stock Bonus Plan

BLC                                       0.0000%                    $  --

BUL

FEB

BLP
                                       -----------------------------------

Total                                     0.0000%                    $  --
                                       ===================================




BLP's Beginning Basis in FEB & BUL                                    0.00
Basis Used in This Round                                              0.00
                                                                     -----
BLP's Ending Basis in FEB & BUL                                       0.00
                                                                     =====

        PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                   BUL Sale of BLC Stock-Round 9 Distribution

           BLC DISTRIBUTION RECEIVED
--------------------------------------------------

Cash Received from BUL                    $ 2.68
Cash Received from FEB                      8.51
Cash Received from BLP                        --
                                          ------
Total Cash Received                       $11.19
Tax Basis                                  11.19
                                          ------
Gain on Sale                              $   --
Last Round BLP Income                     $   --
                                          ------
Total Income                              $   --
Tax Rate                                      40%
                                          ------
Tax Due                                   $   --
Cash Distributed                          $11.19
                                          ======

                            BLC Shareholders
--------------------------------------------------------------------------
                                                   Percent       Dividend
                                                 -------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                          3.6181%    $      0.40
Della & Co.                                         2.0027%    $      0.22
Martin Nelson & Assoc.                              0.0829%    $      0.01
All Other Outsiders                                 4.9577%    $      0.55
                                                 -------------------------
                                                   10.6615%    $      1.19
                                                 -------------------------

   Insiders
-----------------
RCB/Webco                                           1.3975%    $      0.16
Mariea Best                                         0.0008%    $      0.00
                                                 -------------------------
                                                    1.3983%    $      0.16
                                                 -------------------------

Stock Bonus Plan                                    8.7342%    $      0.98

BLC

BUL                                                79.2060%    $      8.86

FEB

BLP
                                                 -------------------------

Total                                             100.0000%    $     11.19
                                                 =========================


                Total Taxes Paid                               $      5.20

BLC's Beginning Basis in FEB, BUL, & BLP                        415,497.49
Basis Used This Round                                               (11.19)
Basis Allocated From BLP This Round                                   0.00
                                                               -----------
BLC's Ending Basis This Round                                   415,486.30
                                                               ===========

             BUL DISTRIBUTION RECEIVED
-----------------------------------------------------

Cash Received from BLC                    $    8.86
Tax Basis                                        --
                                          ---------
Gain on Sale                              $    8.86
Tax Rate                                         40%
                                          ---------
Tax Due                                   $    3.54
                                          ---------
Cash Distributed                          $    5.32
                                          =========

                       BUL SHAREHOLDERS
--------------------------------------------------------------------------------
                                             PERCENT                   DIVIDEND
                                          --------------------------------------

    Outsiders
------------------
Edward McLaughlin                            1.7590%                    $   0.09
Cede & Co.                                   1.4674%                    $   0.08
Della & Co.
Martin Nelson & Assoc.                       0.0259%                    $   0.00
All Other Outsiders                          4.2531%                    $   0.23
                                          --------------------------------------
                                             7.5054%                    $   0.40
                                          --------------------------------------

    Insiders
------------------
RCB/Webco                                    0.5504%                    $   0.03
Mariea Best                                  0.0003%                    $   0.00
                                          --------------------------------------
                                             0.5506%                    $   0.03
                                          --------------------------------------

Stock Bonus Plan                             7.0541%                    $   0.38

BLC                                          7.2640%                    $   0.39

BUL

FEB                                         77.6259%                    $   4.13

BLP                                          0.0000%                    $     --
                                          --------------------------------------

Total                                      100.0000%                    $   5.32
                                          ======================================

              FEB DISTRIBUTION RECEIVED
-----------------------------------------------------

Cash Received from BUL                    $    4.13
Tax Basis                                 $      --
                                          ---------
Gain from Distribution                    $    4.13
Tax Rate                                         40%
                                          ---------
Tax Due                                   $    1.65
                                          ---------
Cash Distributed                          $    2.48
                                          =========

                        FEB SHAREHOLDERS
------------------------------------------------------------------
                           PERCENT                DIVIDEND
                    ----------------------------------------------

   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                  10.6765%                    $   0.26
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                         11.4413%                        0.28
                                         ---------------------------------------
                                            22.1177%                    $   0.55
                                         ---------------------------------------

   Insiders
----------------
RCB/Webco                                   28.3894%                    $   0.70
Mariea Best                                  0.0002%                        0.00
                                         ---------------------------------------
                                            28.3895%                    $   0.70
                                         ---------------------------------------

Stock Bonus Plan

BLC                                         49.4927%                    $   1.23

BUL

FEB

BLP                                          0.0000%                    $     --
                                         ---------------------------------------

Total                                      100.0000%                    $   2.48
                                         =======================================

             BLP DISTRIBUTION RECEIVED
---------------------------------------------------

Cash Received from BUL                      $   --
Cash Received from FEB                          --
                                            ------
Total Cash Received                         $   --
Tax Basis                                       --
                                            ------
Gain from Distribution                      $   --
                                            ======

Gain/Basis Alloc. to BLC                    $   --
                                            ======

Cash Distributed                            $   --
                                            ======

                        BLP SHAREHOLDERS
---------------------------------------------------------------------------
                                          PERCENT                 DIVIDEND
                                       ------------------------------------

        Outsiders
---------------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                       ------------------------------------
                                          0.0000%                    $   --
                                       ------------------------------------

        Insiders
---------------------------
RCB/Webco                                 0.0000%                    $   --
Mariea Best
                                       ------------------------------------
                                          0.0000%                    $   --
                                       ------------------------------------

Stock Bonus Plan

BLC                                       0.0000%                    $   --

BUL

FEB

BLP
                                       ------------------------------------

Total                                     0.0000%                    $   --
                                       ====================================




BLP's Beginning Basis in FEB & BUL                                     0.00
Basis Used in This Round                                               0.00
                                                                     ------
BLP's Ending Basis in FEB & BUL                                        0.00
                                                                     ======

        PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                   BUL Sale of BLC Stock-Round 10 Distribution

             BLC DISTRIBUTION RECEIVED
-----------------------------------------------------

Cash Received from BUL                    $    0.39
Cash Received from FEB                         1.23
Cash Received from BLP                           --
                                          ---------
Total Cash Received                       $    1.61
Tax Basis                                      1.61
                                          ---------
Gain on Sale                              $      --
Last Round BLP Income                     $      --
                                          ---------
Total Income                              $      --
Tax Rate                                         40%
                                          ---------
Tax Due                                   $      --
Cash Distributed                          $    1.61
                                          =========

                              BLC SHAREHOLDERS
--------------------------------------------------------------------------------
                                               PERCENT               DIVIDEND
                                            ------------------------------------
   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                     3.6181%           $          0.06
Della & Co.                                    2.0027%           $          0.03
Martin Nelson & Assoc.                         0.0829%           $          0.00
All Other Outsiders                            4.9577%           $          0.08
                                            ------------------------------------
                                              10.6615%           $          0.17
                                            ------------------------------------

   Insiders
-----------------
RCB/Webco                                      1.3975%           $          0.02
Mariea Best                                    0.0008%           $          0.00
                                            ------------------------------------
                                               1.3983%           $          0.02
                                            ------------------------------------

Stock Bonus Plan                               8.7342%           $          0.14

BLC

BUL                                           79.2060%           $          1.28

FEB

BLP
                                            ------------------------------------

Total                                        100.0000%           $          1.61
                                            ====================================


                 Total Taxes Paid                                $          0.75

BLC's Beginning Basis in FEB, BUL, & BLP                              415,486.30
Basis Used This Round                                                      (1.61)
Basis Allocated From BLP This Round                                         0.00
                                                                 ---------------
BLC's Ending Basis This Round                                         415,484.69
                                                                 ===============

             BUL DISTRIBUTION RECEIVED
------------------------------------------------------

Cash Received from BLC                    $     1.28
Tax Basis                                         --
                                          ----------
Gain on Sale                              $     1.28
Tax Rate                                          40%
                                          ----------
Tax Due                                   $     0.51
                                          ----------
Cash Distributed                          $     0.77
                                          ==========

                       BUL SHAREHOLDERS
--------------------------------------------------------------------------
                                            PERCENT              DIVIDEND
                                          --------------------------------

    Outsiders
------------------
Edward McLaughlin                            1.7590%             $    0.01
Cede & Co.                                   1.4674%             $    0.01
Della & Co.
Martin Nelson & Assoc.                       0.0259%             $    0.00
All Other Outsiders                          4.2531%             $    0.03
                                          --------------------------------
                                             7.5054%             $    0.06
                                          --------------------------------

    Insiders
------------------
RCB/Webco                                    0.5504%             $    0.00
Mariea Best                                  0.0003%             $    0.00
                                          --------------------------------
                                             0.5506%             $    0.00
                                          --------------------------------

Stock Bonus Plan                             7.0541%             $    0.05

BLC                                          7.2640%             $    0.06

BUL

FEB                                         77.6259%             $    0.59

BLP                                          0.0000%             $      --
                                          --------------------------------

Total                                      100.0000%             $    0.77
                                          ================================

            FEB DISTRIBUTION RECEIVED
----------------------------------------------------

Cash Received from BUL                    $    0.59
Tax Basis                                 $      --
                                          ---------
Gain from Distribution                    $    0.59
Tax Rate                                         40%
                                          ---------
Tax Due                                   $    0.24
                                          ---------
Cash Distributed                          $    0.36
                                          =========

                      FEB SHAREHOLDERS
----------------------------------------------------------------------------
                                             PERCENT               DIVIDEND
                                          ----------------------------------

   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                  10.6765%               $    0.04
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                         11.4413%                    0.04
                                          ----------------------------------
                                            22.1177%               $    0.08
                                          ----------------------------------

   Insiders
----------------
RCB/Webco                                   28.3894%               $    0.10
Mariea Best                                  0.0002%                    0.00
                                          ----------------------------------
                                            28.3895%               $    0.10
                                          ----------------------------------

Stock Bonus Plan

BLC                                         49.4927%               $    0.18

BUL

FEB

BLP                                          0.0000%               $      --
                                          ----------------------------------

Total                                      100.0000%               $    0.36
                                          ==================================

               BLP DISTRIBUTION RECEIVED
--------------------------------------------------------

Cash Received from BUL                      $       --
Cash Received from FEB                              --
                                            ----------
Total Cash Received                         $       --
Tax Basis                                           --
                                            ----------
Gain from Distribution                      $       --
                                            ==========

Gain/Basis Alloc. to BLC                    $       --
                                            ==========

Cash Distributed                            $       --
                                            ==========

                     BLP SHAREHOLDERS
------------------------------------------------------------------------------
                                          PERCENT                    DIVIDEND
                                       ---------------------------------------

        Outsiders
---------------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                       ---------------------------------------
                                          0.0000%                    $      --
                                       ---------------------------------------

        Insiders
---------------------------
RCB/Webco                                 0.0000%                    $      --
Mariea Best
                                       ---------------------------------------
                                          0.0000%                    $      --
                                       ---------------------------------------

Stock Bonus Plan

BLC                                       0.0000%                    $      --

BUL

FEB

BLP
                                       ---------------------------------------

Total                                     0.0000%                    $      --
                                       =======================================




BLP's Beginning Basis in FEB & BUL                                        0.00
Basis Used in This Round                                                  0.00
                                                                     ---------
BLP's Ending Basis in FEB & BUL                                           0.00
                                                                     =========

        PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                 BUL Sale of BLC Stock - Round 11 Distribution


                       BLC DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                              $      0.06
Cash Received from FEB                                                     0.18
Cash Received from BLP                                                       --
                                                                    -----------
Total Cash Received                                                 $      0.23
Tax Basis                                                                  0.23
                                                                    -----------
Gain on Sale                                                        $        --
Last Round BLP Income                                               $        --
                                                                    -----------
Total Income                                                        $        --
Tax Rate                                                                     40%
                                                                    -----------
Tax Due                                                             $        --
Cash Distributed                                                    $      0.23
                                                                    ===========



                                BLC SHAREHOLDERS
--------------------------------------------------------------------------------
                                                          PERCENT     DIVIDEND
                                                     --------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                             3.6181%      $      0.01
Della & Co.                                            2.0027%      $      0.00
Martin Nelson & Assoc.                                 0.0829%      $      0.00
All Other Outsiders                                    4.9577%      $      0.01
                                                     --------------------------
                                                      10.6615%      $      0.02
                                                     --------------------------

    Insiders
    ---------
RCB/Webco                                              1.3975%      $      0.00
Mariea Best                                            0.0008%      $      0.00
                                                     --------------------------
                                                       1.3983%      $      0.00
                                                     --------------------------

Stock Bonus Plan                                       8.7342%      $      0.02

BLC

BUL                                                   79.2060%      $      0.18

FEB

BLP
                                                     --------------------------

Total                                                100.0000%      $      0.23
                                                     ==========================



                            Total Taxes Paid                        $      0.11

BLC's Beginning Basis in FEB, BUL, & BLP                             415,484.69
Basis Used This Round                                                     (0.23)
Basis Allocated From BLP This Round                                        0.00
                                                                    -----------
BLC's Ending Basis This Round                                        415,484.45
                                                                    ===========



                            BUL DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BLC                                              $      0.18
Tax Basis                                                                    --
                                                                    -----------
Gain on Sale                                                        $      0.18
Tax Rate                                                                     40%
                                                                    -----------
Tax Due                                                             $      0.07
                                                                    -----------
Cash Distributed                                                    $      0.11
                                                                   ============



                         BUL SHAREHOLDERS
--------------------------------------------------------------------------------
                                                     PERCENT          DIVIDEND
                                              ----------------------------------
    Outsiders
------------------
Edward McLaughlin                                  1.7590%           $      0.00
Cede & Co.                                         1.4674%           $      0.00
Della & Co.
Martin Nelson & Assoc.                             0.0259%           $      0.00
All Other Outsiders                                4.2531%           $      0.00
                                              ----------------------------------
                                                   7.5054%           $      0.01
                                              ----------------------------------

    Insiders
------------------
RCB/Webco                                          0.5504%           $      0.00
Mariea Best                                        0.0003%           $      0.00
                                              ----------------------------------
                                                   0.5506%           $      0.00
                                              ----------------------------------

Stock Bonus Plan                                   7.0541%           $      0.01

BLC                                                7.2640%           $      0.01

BUL

FEB                                               77.6259%           $      0.09

BLP                                                0.0000%           $        --
                                              ----------------------------------

Total                                            100.0000%           $      0.11
                                              ==================================


                            FEB DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                              $      0.09
Tax Basis                                                           $        --
                                                                    -----------
Gain from Distribution                                              $      0.09
Tax Rate                                                                     40%
                                                                    -----------
Tax Due                                                             $      0.03
                                                                    -----------
Cash Distributed                                                    $      0.05
                                                                    ===========


                                FEB SHAREHOLDERS
--------------------------------------------------------------------------------
                                                       PERCENT       DIVIDEND
                                                     ---------------------------
   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                             10.6765%      $      0.01
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                    11.4413%             0.01
                                                     ---------------------------
                                                       22.1177%      $      0.01
                                                     ---------------------------

   Insiders
----------------
RCB/Webco                                              28.3894%      $      0.01
Mariea Best                                             0.0002%             0.00
                                                     ---------------------------
                                                       28.3895%      $      0.01
                                                     ---------------------------

Stock Bonus Plan

BLC                                                    49.4927%      $      0.03

BUL

FEB

BLP                                                     0.0000%      $        --
                                                     ---------------------------

Total                                                 100.0000%      $      0.05
                                                     ===========================


                            BLP DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                              $        --
Cash Received from FEB                                                       --
                                                                    -----------
Total Cash Received                                                 $        --
Tax Basis                                                                    --
                                                                    -----------
Gain from Distribution                                              $        --
                                                                    ===========

Gain/Basis Alloc. to BLC                                            $        --
                                                                    ===========

Cash Distributed                                                    $        --
                                                                    ===========



                                BLP SHAREHOLDERS
--------------------------------------------------------------------------------
                                                      PERCENT        DIVIDEND
                                                  ------------------------------
    Outsiders
--------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                                  ------------------------------
                                                        0.0000%      $        --
                                                  ------------------------------

 Insiders
--------------------
RCB/Webco                                               0.0000%      $        --
Mariea Best
                                                  ------------------------------
                                                        0.0000%      $        --
                                                  ------------------------------

Stock Bonus Plan

BLC                                                     0.0000%      $        --

BUL

FEB

BLP
                                                  ------------------------------

Total                                                   0.0000%      $        --
                                                  ==============================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                     ----------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                     ==========


        PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                 BUL Sale of BLC Stock - Round 12 Distribution


                            BLC DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------

Cash Received from BUL                                              $      0.01
Cash Received from FEB                                                     0.03
Cash Received from BLP                                                       --
                                                                    -----------
Total Cash Received                                                 $      0.03
Tax Basis                                                                  0.03
                                                                    -----------
Gain on Sale                                                        $        --
Last Round BLP Income                                               $        --
                                                                    -----------
Total Income                                                        $        --
Tax Rate                                                                     40%
                                                                    -----------
Tax Due                                                             $        --
Cash Distributed                                                    $      0.03
                                                                    ===========


                                BLC SHAREHOLDERS
--------------------------------------------------------------------------------
                                                       PERCENT        DIVIDEND
                                                     ---------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                               3.6181%      $     0.00
Della & Co.                                              2.0027%      $     0.00
Martin Nelson & Assoc.                                   0.0829%      $     0.00
All Other Outsiders                                      4.9577%      $     0.00
                                                     ---------------------------
                                                        10.6615%      $     0.00
                                                     ---------------------------

    Insiders
-----------------
RCB/Webco                                                1.3975%      $     0.00
Mariea Best                                              0.0008%      $     0.00
                                                     ---------------------------
                                                         1.3983%      $     0.00
                                                     ---------------------------

Stock Bonus Plan                                         8.7342%      $     0.00

BLC

BUL                                                     79.2060%      $     0.03

FEB

BLP
                                                     ---------------------------

Total                                                  100.0000%      $     0.03
                                                     ===========================


                            Total Taxes Paid                          $    0.02

BLC's Beginning Basis in FEB, BUL, & BLP                             415,484.45
Basis Used This Round                                                     (0.03)
Basis Allocated From BLP This Round                                        0.00
                                                                    -----------
BLC's Ending Basis This Round                                        415,484.42
                                                                    ===========



                            BUL DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------

Cash Received from BLC                                              $      0.03
Tax Basis                                                                    --
                                                                    -----------
Gain on Sale                                                        $      0.03
Tax Rate                                                                     40%
                                                                    -----------
Tax Due                                                             $      0.01
                                                                    -----------
Cash Distributed                                                    $      0.02
                                                                    ===========


                                BUL SHAREHOLDERS
--------------------------------------------------------------------------------
                                                       PERCENT        DIVIDEND
                                              ----------------------------------

    Outsiders
------------------
Edward McLaughlin                                        1.7590%      $     0.00
Cede & Co.                                               1.4674%      $     0.00
Della & Co.
Martin Nelson & Assoc.                                   0.0259%      $     0.00
All Other Outsiders                                      4.2531%      $     0.00
                                                     ---------------------------
                                                         7.5054%      $     0.00
                                                     ---------------------------

    Insiders
------------------
RCB/Webco                                                0.5504%      $     0.00
Mariea Best                                              0.0003%      $     0.00
                                                     ---------------------------
                                                         0.5506%      $     0.00
                                                     ---------------------------

Stock Bonus Plan                                         7.0541%      $     0.00

BLC                                                      7.2640%      $     0.00

BUL

FEB                                                     77.6259%      $     0.01

BLP                                                      0.0000%      $       --
                                                     ---------------------------

Total                                                  100.0000%      $     0.02
                                                     ===========================



                            FEB DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                              $      0.01
Tax Basis                                                           $        --
                                                                    -----------
Gain from Distribution                                              $      0.01
Tax Rate                                                                     40%
                                                                    -----------
Tax Due                                                             $      0.00
                                                                    -----------
Cash Distributed                                                    $      0.01
                                                                    ===========






                                FEB SHAREHOLDERS
--------------------------------------------------------------------------------
                                                       PERCENT      DIVIDEND
                                                     ---------------------------
   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                              10.6765%      $     0.00
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                     11.4413%            0.00
                                                     ---------------------------
                                                        22.1177%      $     0.00
                                                     ---------------------------

   Insiders
-----------------
RCB/Webco                                               28.3894%      $     0.00
Mariea Best                                              0.0002%            0.00
                                                     ---------------------------
                                                        28.3895%      $     0.00
                                                     ---------------------------

Stock Bonus Plan

BLC                                                     49.4927%      $     0.00

BUL

FEB

BLP                                                      0.0000%      $       --
                                                     ---------------------------

Total                                                  100.0000%      $     0.01
                                                     ===========================




                            BLP DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------

Cash Received from BUL                                               $        --
Cash Received from FEB                                                        --
                                                                     -----------
Total Cash Received                                                  $        --
Tax Basis                                                                     --
                                                                     -----------
Gain from Distribution                                               $        --
                                                                     ===========

Gain/Basis Alloc. to BLC                                             $        --
                                                                     ===========

Cash Distributed                                                     $        --
                                                                     ===========





                                BLP SHAREHOLDERS
--------------------------------------------------------------------------------
                                                     PERCENT        DIVIDEND
                                                  ------------------------------

   Outsiders
------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                                     ---------------------------
                                                         0.0000%      $       --
                                                     ---------------------------

 Insiders
------------------                                   ---------------------------
RCB/Webco                                                0.0000%      $       --
Mariea Best
                                                     ---------------------------
                                                         0.0000%      $       --
                                                     ---------------------------

Stock Bonus Plan

BLC                                                      0.0000%      $       --

BUL

FEB

BLP
                                                     ---------------------------

Total                                                    0.0000%      $       --
                                                     ===========================




BLP's Beginning Basis in FEB & BUL                                          0.00
Basis Used in This Round                                                    0.00
                                                                      ----------
BLP's Ending Basis in FEB & BUL                                             0.00
                                                                      ==========

        PROJECT COLT (AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                 BUL Sale of BLC Stock - Round 13 Distribution


                            BLC DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------

Cash Received from BUL                                                   $ 0.00
Cash Received from FEB                                                     0.00
Cash Received from BLP                                                       --
                                                                         ------
Total Cash Received                                                      $ 0.00
Tax Basis                                                                  0.00
                                                                         ------
Gain on Sale                                                             $   --
Last Round BLP Income                                                    $   --
                                                                         ------
Total Income                                                             $   --
Tax Rate                                                                     40%
                                                                         ------
Tax Due                                                                  $   --
Cash Distributed                                                         $ 0.00
                                                                         ======


                                BLC SHAREHOLDERS
--------------------------------------------------------------------------------
                                                      PERCENT           DIVIDEND
                                                     ---------------------------
   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                               3.6181%      $     0.00
Della & Co.                                              2.0027%      $     0.00
Martin Nelson & Assoc.                                   0.0829%      $     0.00
All Other Outsiders                                      4.9577%      $     0.00
                                                     ---------------------------
                                                        10.6615%      $     0.00
                                                     ---------------------------

    Insiders
-----------------
RCB/Webco                                                1.3975%      $     0.00
Mariea Best                                              0.0008%      $     0.00
                                                     ---------------------------
                                                         1.3983%      $     0.00
                                                     ---------------------------

Stock Bonus Plan                                         8.7342%      $     0.00

BLC

BUL                                                     79.2060%      $     0.00

FEB

BLP
                                                     ---------------------------

Total                                                  100.0000%      $     0.00
                                                     ===========================


                            Total Taxes Paid                        $      0.00

BLC's Beginning Basis in FEB, BUL, & BLP                             415,484.42
Basis Used This Round                                                     (0.00)
Basis Allocated From BLP This Round                                        0.00
                                                                    -----------
BLC's Ending Basis This Round                                        415,484.41
                                                                    ===========



                            BUL DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------

Cash Received from BLC                                              $      0.00
Tax Basis                                                                    --
                                                                    -----------
Gain on Sale                                                        $      0.00
Tax Rate                                                                     40%
                                                                    -----------
Tax Due                                                             $      0.00
                                                                    -----------
Cash Distributed                                                    $      0.00
                                                                    ===========






                                BUL SHAREHOLDERS
--------------------------------------------------------------------------------
                                                      PERCENT          DIVIDEND
                                                     ---------------------------
    Outsiders
------------------
Edward McLaughlin                                        1.7590%      $     0.00
Cede & Co.                                               1.4674%      $     0.00
Della & Co.
Martin Nelson & Assoc.                                   0.0259%      $     0.00
All Other Outsiders                                      4.2531%      $     0.00
                                                     ---------------------------
                                                         7.5054%      $     0.00
                                                     ---------------------------

    Insiders
-----------------
RCB/Webco                                                0.5504%      $     0.00
Mariea Best                                              0.0003%      $     0.00
                                                     ---------------------------
                                                         0.5506%      $     0.00
                                                     ---------------------------

Stock Bonus Plan                                         7.0541%      $     0.00

BLC                                                      7.2640%      $     0.00

BUL

FEB                                                     77.6259%      $     0.00

BLP                                                      0.0000%      $       --
                                                     ---------------------------

Total                                                  100.0000%      $     0.00
                                                     ===========================




                            FEB DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                              $      0.00
Tax Basis                                                           $        --
                                                                    -----------
Gain from Distribution                                              $      0.00
Tax Rate                                                                     40%
                                                                    -----------
Tax Due                                                             $      0.00
                                                                    -----------
Cash Distributed                                                    $      0.00
                                                                    ===========






                                FEB SHAREHOLDERS
--------------------------------------------------------------------------------
                                                       PERCENT      DIVIDEND
                                                     ---------------------------
   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                              10.6765%      $     0.00
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                     11.4413%            0.00
                                                     ---------------------------
                                                        22.1177%      $     0.00
                                                     ---------------------------

   Insiders
-----------------
RCB/Webco                                               28.3894%      $     0.00
Mariea Best                                              0.0002%            0.00
                                                     ---------------------------
                                                        28.3895%      $     0.00
                                                     ---------------------------

Stock Bonus Plan

BLC                                                     49.4927%      $     0.00

BUL

FEB

BLP                                                      0.0000%      $       --
                                                     ---------------------------

Total                                                  100.0000%      $     0.00
                                                     ===========================



                            BLP DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                               $        --
Cash Received from FEB                                                        --
                                                                     -----------
Total Cash Received                                                  $        --
Tax Basis                                                                     --
                                                                     -----------
Gain from Distribution                                               $        --
                                                                     ===========

Gain/Basis Alloc. to BLC                                             $        --
                                                                     ===========

Cash Distributed                                                     $        --
                                                                     ===========



                                BLP SHAREHOLDERS
--------------------------------------------------------------------------------
                                                       PERCENT        DIVIDEND
                                                     ---------------------------
   Outsiders
-----------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                                     ---------------------------
                                                         0.0000%      $       --
                                                     ---------------------------

 Insiders
-----------------
RCB/Webco                                                0.0000%      $       --
Mariea Best
                                                     ---------------------------
                                                         0.0000%      $       --
                                                     ---------------------------

Stock Bonus Plan

BLC                                                      0.0000%      $       --

BUL

FEB

BLP
                                                     ---------------------------

Total                                                    0.0000%      $       --
                                                     ===========================




BLP's Beginning Basis in FEB & BUL                                          0.00
Basis Used in This Round                                                    0.00
                                                                     -----------
BLP's Ending Basis in FEB & BUL                                             0.00
                                                                     ===========

                  PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE)
                        BUL SALE OF BLC STOCK -- SUMMARY



Cash Received From Stock Sale                               $ 60,000,000.00


  SHAREHOLDER                         DISTRIBUTION RECEIVED   % TOTAL DISTRIBUTION
----------------------------------------------------------------------------------
   Outsiders
-----------------
Edward McLaughlin                                609,063.95               1.015%
Cede & Co.                                     4,454,915.15               7.425%
Della & Co.                                    1,231,616.49               2.053%
Martin Nelson & Assoc.                            59,933.80               0.100%
All Other Outsiders                            6,366,663.63              10.611%


    Insiders
-----------------
RCB/Webco                                      5,628,355.71               9.381%
Mariea Best                                          626.27               0.001%


Stock Bonus Plan                               7,813,790.38              13.023%
                                            -----------------------------------

Subtotal                                    $ 26,164,965.38              43.608%

Corporate Taxes Paid                          33,835,034.60              56.392%
                                            -----------------------------------

Total                                       $ 59,999,999.98             100.000%
                                            ===================================




     ENTITY                                                    VALUE PER SHARE
--------------------------------------------------------------------------------

BLC -- BUL                                                               $603.93
BLC -- All Other Shareholders                                            $509.74

BUL                                                                      $89.59

FEB                                                                      $26.94

BLP                                                           #DIV/0!

  PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
               BUL Sale of BLC Stock -- Proof of Value Per Share


                                                  BLC                                                   BUL
                          --------------------------------------------------    --------------------------------------------------
  SHAREHOLDER             CASH RECEIVED         SHARES       VALUE PER SHARE    CASH RECEIVED         SHARES       VALUE PER SHARE
---------------------     --------------    --------------   ---------------    --------------    --------------   ---------------
   Outsiders
   ---------
Edward McLaughlin                                                               $   609,063.95          6,798.00    $        89.59
Cede & Co.                $ 2,225,029.90          4,365.00    $       509.74    $   508,090.86          5,671.00             89.59
Della & Co.               $ 1,231,616.49          2,416.15            509.74
Martin Nelson & Assoc.    $    50,974.34            100.00            509.74    $     8,959.46            100.00             89.59
All Other Outsiders       $ 3,048,861.87          5,981.17            509.74    $ 1,472,666.11         16,437.00             89.59
                          --------------    --------------    --------------    --------------    --------------    --------------
                          $ 6,556,482.60         12,862.32    $       509.74    $ 2,598,780.38         29,006.00    $        89.59
                          --------------    --------------    --------------    --------------    --------------    --------------

   Insiders
   --------
RCB/Webco                 $   859,427.35          1,686.00    $       509.74    $   190,567.67          2,127.00    $        89.59
Mariea Best               $       509.74              1.00            509.74    $        89.59              1.00             89.59
                          --------------    --------------    --------------    --------------    --------------    --------------
                          $   859,937.10          1,687.00    $       509.74    $   190,657.27          2,128.00    $        89.59
                          --------------    --------------    --------------    --------------    --------------    --------------

Stock Bonus Plan          $ 5,371,262.95         10,537.19    $       509.74    $ 2,442,527.43         27,262.00    $        89.59

BLC                                                                             $ 2,515,188.63         28,073.00    $        89.59

BUL                       $57,709,212.65         95,556.34    $       603.93

FEB                                                                             $26,878,373.89        300,000.00    $        89.59

BLP                                                                             $           --                --           #DIV/0!
                          --------------    --------------    --------------    --------------    --------------    --------------

Total                     $70,496,895.30        120,642.85    $       584.34    $34,625,527.59        386,469.00    $        89.59
                          ==============    ==============    ==============    ==============    ==============    ==============



                                                  FEB                                                   BLP
                          --------------------------------------------------    --------------------------------------------------
  SHAREHOLDER             CASH RECEIVED         SHARES       VALUE PER SHARE    CASH RECEIVED         SHARES       VALUE PER SHARE
---------------------     --------------    --------------   ---------------    --------------    --------------   ---------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                $ 1,721,794.40         63,921.00    $        26.94
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders       $ 1,845,135.65         68,500.00             26.94
                          --------------    --------------    --------------    --------------    --------------    --------------
                          $ 3,566,930.05        132,421.00    $        26.94    $           --                --           #DIV/0!
                          --------------    --------------    --------------    --------------    --------------    --------------

   Insiders
   --------
RCB/Webco                 $ 4,578,360.69        169,970.00    $        26.94    $           --                --           #DIV/0!
Mariea Best               $        26.94              1.00             26.94
                          --------------    --------------    --------------    --------------    --------------    --------------
                          $ 4,578,387.62        169,971.00    $        26.94    $           --                --           #DIV/0!
                          --------------    --------------    --------------    --------------    --------------    --------------

Stock Bonus Plan

BLC                       $ 7,981,706.66    $   296,318.00    $        26.94    $           --                --           #DIV/0!

BUL

FEB

BLP                       $           --                --           #DIV/0!
                          --------------    --------------    --------------    --------------    --------------    --------------

Total                     $16,127,021.33        598,710.00    $        26.94    $           --                --           #DIV/0!
                          ==============    ==============    ==============    ==============    ==============    ==============

  PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                          Current Ownership Structure




                                                                     BLC                                        BUL
                                               ------------------------------------------------------------------------------------
                                                           SHARES               PERCENT               SHARES              PERCENT
                                               ------------------------------------------------------------------------------------
   Outsiders
-----------------
Edward McLaughlin                                                                                     6,798.00               1.7590%
Cede & Co.                                                  4,365.00               3.6181%            5,671.00               1.4674%
Della & Co.                                                 2,416.15               2.0027%
Martin Nelson & Assoc.                                        100.00               0.0829%              100.00               0.0259%
All Other Outsiders                                         5,981.17               4.9577%           16,437.00               4.2531%
                                               ------------------------------------------------------------------------------------
                                                           12,862.32              10.6615%           29,006.00               7.5054%
                                               ------------------------------------------------------------------------------------

    Insiders
-----------------
RCB/Webco                                                   1,686.00               1.3975%            2,127.00               0.5504%
Mariea Best                                                     1.00               0.0008%                1.00               0.0003%
                                               ------------------------------------------------------------------------------------
                                                            1,687.00               1.3983%            2,128.00               0.5506%
                                               ------------------------------------------------------------------------------------

Stock Bonus Plan                                           10,537.19               8.7342%           27,262.00               7.0541%

BLC                                                                                                  28,073.00               7.2640%

BUL                                                        95,556.34              79.2060%

FEB                                                                                                 300,000.00              77.6259%

BLP                                                                                                         --               0.0000%
                                               ------------------------------------------------------------------------------------

Total                                                     120,642.85             100.0000%          386,469.00             100.0000%
                                               ====================================================================================





                                                                          FEB                                   BLP
                                               ------------------------------------------------------------------------------------
                                                              Shares               Percent          Shares               Percent
                                               ------------------------------------------------------------------------------------
   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                                    63,921.00             10.6765%
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                           68,500.00             11.4413%
                                               ------------------------------------------------------------------------------------
                                                             132,421.00             22.1177%                 --              0.0000%
                                               ------------------------------------------------------------------------------------

    Insiders
-----------------
RCB/Webco                                                    169,970.00             28.3894%                 --              0.0000%
Mariea Best                                                        1.00              0.0002%
                                               ------------------------------------------------------------------------------------
                                                             169,971.00             28.3895%                 --              0.0000%
                                               ------------------------------------------------------------------------------------

Stock Bonus Plan

BLC                                                          296,318.00             49.4927%                 --              0.0000%

BUL

FEB

BLP                                                                  --              0.0000%
                                               ------------------------------------------------------------------------------------

Total                                                        598,710.00            100.0000%                 --              0.0000%
                                               ====================================================================================

    PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM
                   BUL Sale of BLC Stock-Round 1 Distribution



                              BUL SALE OF BLC STOCK
--------------------------------------------------------------------------------
Cash Received from Sale                                         $ 49,395,044.88
Tax Basis                                                                    --
                                                                ---------------
Gain on Sale                                                    $ 49,395,044.88
Tax Rate                                                                     40%
                                                                ---------------
Tax Due                                                         $ 19,758,017.95
                                                                ---------------
Cash Distributed                                                $ 29,637,026.93
                                                                ===============



                                BUL SHAREHOLDERS
--------------------------------------------------------------------------------
                                                 PERCENT           DIVIDEND
                                           -------------------------------------

   Outsiders
-----------------
Edward McLaughlin                                   1.7590%      $    521,316.09
Cede & Co.                                          1.4674%      $    434,890.20
Della & Co.
Martin Nelson & Assoc.                              0.0259%      $      7,668.67
All Other Outsiders                                 4.2531%      $  1,260,499.06
                                           -------------------------------------
                                                    7.5054%      $  2,224,374.02
                                           -------------------------------------

    Insiders
-----------------
RCB/Webco                                           0.5504%      $    163,112.58
Mariea Best                                         0.0003%      $         76.69
                                           -------------------------------------
                                                    0.5506%      $    163,189.27
                                           -------------------------------------

Stock Bonus Plan                                    7.0541%      $  2,090,632.44

BLC                                                 7.2640%      $  2,152,825.34

BUL

FEB                                                77.6259%      $ 23,006,005.86

BLP                                                 0.0000%      $            --
                                           -------------------------------------

Total                                             100.0000%      $ 29,637,026.93
                                           =====================================


                            Total Taxes Paid                     $ 28,960,420.30

BLC's Beginning Basis in FEB, BUL, & BLP                           10,562,483.20
Basis Used This Round                                                       0.00
Basis Allocated From BLP This Round                                         0.00
                                                                 ---------------
BLC's Ending Basis This Round                                      10,562,483.20
                                                                 ===============



                            FEB DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                           $23,006,005.86
Tax Basis                                                                    --
                                                                 --------------
Gain from Distribution                                           $23,006,005.86
Tax Rate                                                                     40%
                                                                 --------------
Tax Due                                                          $ 9,202,402.34
                                                                 --------------
Cash Distributed                                                 $13,803,603.52
                                                                 ==============


                                FEB SHAREHOLDERS
--------------------------------------------------------------------------------
                                                 PERCENT             DIVIDEND
                                          --------------------------------------

   Outsiders
---------------
Edward McLaughlin
Cede & Co.                                         10.6765%      $  1,473,735.43
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                11.4413%         1,579,306.91
                                           -------------------------------------
                                                   22.1177%      $  3,053,042.34
                                           -------------------------------------

   Insiders
---------------
RCB/Webco                                          28.3894%      $  3,918,756.14
Mariea Best                                         0.0002%                23.06
                                           -------------------------------------
                                                   28.3895%      $  3,918,779.20
                                           -------------------------------------

Stock Bonus Plan

BLC                                                49.4927%      $  6,831,781.98

BUL

FEB

BLP                                                 0.0000%      $            --
                                           -------------------------------------

Total                                             100.0000%      $ 13,803,603.52
                                           =====================================



                            BLP DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                           $            --
Cash Received from FEB                                                        --
                                                                 ---------------
Total Cash Received                                              $            --
Tax Basis                                                                     --
                                                                 ---------------
Gain from Distribution                                           $            --
                                                                 ===============

Gain/Basis Alloc. to BLC                                         $            --
                                                                 ===============

Cash Distributed                                                 $            --
                                                                 ===============


                                BLP SHAREHOLDERS
--------------------------------------------------------------------------------
                                               PERCENT          DIVIDEND
                                           -------------------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                           -------------------------------------
                                                    0.0000%      $            --
                                           -------------------------------------

    Insiders
-----------------
RCB/Webco                                           0.0000%      $            --
Mariea Best
                                           -------------------------------------
                                                    0.0000%      $            --
                                           -------------------------------------

Stock Bonus Plan

BLC                                                 0.0000%      $            --

BUL

FEB

BLP
                                           -------------------------------------

Total                                               0.0000%      $            --
                                           =====================================




BLP's Beginning Basis in FEB & BUL                                            --
Basis Used This Round                                                         --
                                                                 ---------------
BLP's Ending Basis This Round                                                 --
                                                                 ===============


   PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                   BUL Sale of BLC Stock-Round 2 Distribution



                            BLC DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                            $2,152,825.34
Cash Received from FEB                                             6,831,781.98
Cash Received from BLP                                                       --
                                                                  -------------
Total Cash Received                                               $8,984,607.32
Tax Basis                                                          8,984,607.32
                                                                  -------------
Gain on Sale                                                      $          --
Last Round BLP Income                                             $          --
                                                                  -------------
Total Income                                                      $          --
Tax Rate                                                                     40%
                                                                  -------------
Tax Due                                                           $          --
                                                                  -------------
Cash Distributed                                                  $8,984,607.32
                                                                  =============



                                BLC SHAREHOLDERS
--------------------------------------------------------------------------------
                                                    PERCENT          DIVIDEND
                                           -------------------------------------
   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                            3.6181%      $  325,073.64
Della & Co.                                           2.0027%      $  179,937.39
Martin Nelson & Assoc.                                0.0829%      $    7,447.28
All Other Outsiders                                   4.9577%      $  445,434.30
                                           -------------------------------------
                                                     10.6615%      $  957,892.61
                                           -------------------------------------

    Insiders
---------------
RCB/Webco                                             1.3975%      $  125,561.09
Mariea Best                                           0.0008%      $       74.47
                                           -------------------------------------
                                                      1.3983%      $  125,635.56
                                           -------------------------------------

Stock Bonus Plan                                      8.7342%      $  784,733.74

BLC

BUL                                                  79.2060%      $7,116,345.41

FEB

BLP
                                           -------------------------------------

Total                                               100.0000%      $8,984,607.32
                                           =====================================


                            Total Taxes Paid                      $4,172,328.51

BLC's Beginning Basis in FEB, BUL, & BLP                          10,562,483.20
Basis Used This Round                                             (8,984,607.32)
Basis Allocated From BLP This Round                                        0.00
                                                                  -------------
BLC's Ending Basis This Round                                      1,577,875.88
                                                                  =============



                            BUL DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BLC                                            $7,116,345.41
Tax Basis                                                                    --
                                                                  -------------
Gain on Sale                                                      $7,116,345.41
Tax Rate                                                                     40%
                                                                  -------------
Tax Due                                                           $2,846,538.16
                                                                  -------------
Cash Distributed                                                  $4,269,807.24
                                                                  =============




                                BUL SHAREHOLDERS
--------------------------------------------------------------------------------
                                                   PERCENT           DIVIDEND
                                           -------------------------------------
       Outsiders
-----------------
Edward McLaughlin                                     1.7590%      $   75,106.02
Cede & Co.                                            1.4674%      $   62,654.64
Della & Co.
Martin Nelson & Assoc.                                0.0259%      $    1,104.83
All Other Outsiders                                   4.2531%      $  181,600.13
                                           -------------------------------------
                                                      7.5054%      $  320,465.62
                                           -------------------------------------

        Insiders
-----------------
RCB/Webco                                             0.5504%      $   23,499.63
Mariea Best                                           0.0003%      $       11.05
                                           -------------------------------------
                                                      0.5506%      $   23,510.68
                                           -------------------------------------

Stock Bonus Plan                                      7.0541%      $  301,197.47

BLC                                                   7.2640%      $  310,157.60

BUL

FEB                                                  77.6259%      $3,314,475.87

BLP                                                   0.0000%      $          --
                                           -------------------------------------

Total                                               100.0000%      $4,269,807.24
                                           =====================================



                            FEB DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                            $3,314,475.87
Tax Basis                                                         $          --
                                                                  -------------
Gain from Distribution                                            $3,314,475.87
Tax Rate                                                                     40%
                                                                  -------------
Tax Due                                                           $1,325,790.35
                                                                  -------------
Cash Distributed                                                  $1,988,685.52
                                                                  =============


                                FEB SHAREHOLDERS
--------------------------------------------------------------------------------
                                                 PERCENT             DIVIDEND
                                           -------------------------------------
   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                           10.6765%      $  212,321.10
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                  11.4413%         227,530.79
                                           -------------------------------------
                                                     22.1177%      $  439,851.89
                                           -------------------------------------

    Insiders
-----------------
RCB/Webco                                            28.3894%      $  564,575.30
Mariea Best                                           0.0002%               3.32
                                           -------------------------------------
                                                     28.3895%      $  564,578.62
                                           -------------------------------------

Stock Bonus Plan

BLC                                                  49.4927%      $  984,255.01

BUL

FEB

BLP                                                   0.0000%      $          --
                                           -------------------------------------

Total                                               100.0000%      $1,988,685.52
                                           =====================================




                            BLP DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                            $          --
Cash Received from FEB                                                       --
                                                                  -------------
Total Cash Received                                               $          --
Tax Basis                                                                    --
                                                                  -------------
Gain from Distribution                                            $          --
                                                                  =============

Gain/Basis Alloc. to BLC                                          $          --
                                                                  =============

Cash Distributed                                                  $          --
                                                                  =============



                                BLP SHAREHOLDERS
--------------------------------------------------------------------------------
                                              PERCENT             DIVIDEND
                                           -------------------------------------
  Outsiders
-----------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                           -------------------------------------
                                                      0.0000%      $          --
                                           -------------------------------------

 Insiders
-----------------
RCB/Webco                                             0.0000%      $          --
Mariea Best
                                           -------------------------------------
                                                      0.0000%      $          --
                                           -------------------------------------

Stock Bonus Plan

BLC                                                   0.0000%      $          --

BUL

FEB

BLP
                                           -------------------------------------

Total                                                 0.0000%      $          --
                                           =====================================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                  -------------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                  =============

   PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                   BUL Sale of BLC Stock-Round 3 Distribution


                       BLC DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                            $  310,157.60
Cash Received from FEB                                               984,255.01
Cash Received from BLP                                                       --
                                                                  -------------
Total Cash Received                                               $1,294,412.61
Tax Basis                                                          1,294,412.61
                                                                  -------------
Gain on Sale                                                      $          --
Last Round BLP Income                                             $          --
                                                                  -------------
Total Income                                                      $          --
Tax Rate                                                                     40%
                                                                  -------------
Tax Due                                                           $          --
                                                                  -------------
Cash Distributed                                                  $1,294,412.61
                                                                  =============


                                BLC SHAREHOLDERS
--------------------------------------------------------------------------------
                                                      PERCENT        DIVIDEND
                                               ---------------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                         3.6181%         $   46,833.37
Della & Co.                                        2.0027%         $   25,923.58
Martin Nelson & Assoc.                             0.0829%         $    1,072.93
All Other Outsiders                                4.9577%         $   64,173.73
                                               ---------------------------------
                                                  10.6615%         $  138,003.61
                                               ---------------------------------

   Insiders
-----------------
RCB/Webco                                          1.3975%         $   18,089.59
Mariea Best                                        0.0008%         $       10.73
                                               ---------------------------------
                                                   1.3983%         $   18,100.32
                                               ---------------------------------

Stock Bonus Plan                                   8.7342%         $  113,056.61

BLC

BUL                                               79.2060%         $1,025,252.07

FEB

BLP
                                               ---------------------------------

Total                                            100.0000%         $1,294,412.61
                                               =================================


                            Total Taxes Paid                      $  601,107.48

BLC's Beginning Basis in FEB, BUL, & BLP                           1,577,875.88
Basis Used This Round                                             (1,294,412.61)
Basis Allocated From BLP This Round                                        0.00
                                                                  -------------
BLC's Ending Basis This Round                                        283,463.27
                                                                  =============


                            BUL DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BLC                                            $1,025,252.07
Tax Basis                                                                    --
                                                                  -------------
Gain on Sale                                                      $1,025,252.07
Tax Rate                                                                     40%
                                                                  -------------
Tax Due                                                           $  410,100.83
                                                                  -------------
Cash Distributed                                                  $  615,151.24
                                                                  =============




                                BUL SHAREHOLDERS
--------------------------------------------------------------------------------
                                                   PERCENT            DIVIDEND
                                               ---------------------------------
    Outsiders
-----------------
Edward McLaughlin                                  1.7590%         $   10,820.53
Cede & Co.                                         1.4674%         $    9,026.66
Della & Co.
Martin Nelson & Assoc.                             0.0259%         $      159.17
All Other Outsiders                                4.2531%         $   26,163.14
                                               ---------------------------------
                                                   7.5054%         $   46,169.49
                                               ---------------------------------

    Insiders
-----------------
RCB/Webco                                          0.5504%         $    3,385.59
Mariea Best                                        0.0003%         $        1.59
                                               ---------------------------------
                                                   0.5506%         $    3,387.18
                                               ---------------------------------

Stock Bonus Plan                                   7.0541%         $   43,393.53

BLC                                                7.2640%         $   44,684.41

BUL

FEB                                               77.6259%         $  477,516.62

BLP                                                0.0000%         $          --
                                               ---------------------------------

Total                                            100.0000%         $  615,151.24
                                               =================================



                            FEB DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                            $  477,516.62
Tax Basis                                                         $          --
                                                                  -------------
Gain from Distribution                                            $  477,516.62
Tax Rate                                                                     40%
                                                                  -------------
Tax Due                                                           $  191,006.65
                                                                  -------------
Cash Distributed                                                  $  286,509.97
                                                                  =============



                                FEB SHAREHOLDERS
--------------------------------------------------------------------------------
                                                 PERCENT                DIVIDEND
                                               ---------------------------------
   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                        10.6765%         $   30,589.11
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                               11.4413%             32,780.37
                                               ---------------------------------
                                                  22.1177%         $   63,369.47
                                               ---------------------------------

  Insiders
-----------------
RCB/Webco                                         28.3894%         $   81,338.38
Mariea Best                                        0.0002%                  0.48
                                               ---------------------------------
                                                  28.3895%         $   81,338.86
                                               ---------------------------------

Stock Bonus Plan

BLC                                               49.4927%         $  141,801.64

BUL

FEB

BLP                                                0.0000%         $          --
                                               ---------------------------------

Total                                            100.0000%         $  286,509.97
                                               =================================




                            BLP DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                            $          --
Cash Received from FEB                                                       --
                                                                  -------------
Total Cash Received                                               $          --
Tax Basis                                                                    --
                                                                  -------------
Gain from Distribution                                            $          --
                                                                  =============

Gain/Basis Alloc. to BLC                                          $          --
                                                                  =============

Cash Distributed                                                  $          --
                                                                  =============



                                BLP SHAREHOLDERS
--------------------------------------------------------------------------------
                                               PERCENT             DIVIDEND
                                               ---------------------------------
   Outsiders
-----------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                               ---------------------------------
                                                   0.0000%         $          --
                                               ---------------------------------

   Insiders
-----------------
RCB/Webco                                          0.0000%         $          --
Mariea Best
                                               ---------------------------------
                                                   0.0000%         $          --
                                               ---------------------------------

Stock Bonus Plan

BLC                                                0.0000%         $          --

BUL

FEB

BLP
                                               ---------------------------------

Total                                              0.0000%         $          --
                                               =================================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                  -------------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                  =============


   PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM)
                   BUL Sale of BLC Stock-Round 4 Distribution


                            BLC DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                             $  44,684.41
Cash Received from FEB                                               141,801.64
Cash Received from BLP                                                       --
                                                                   ------------
Total Cash Received                                                $ 186,486.06
Tax Basis                                                            186,486.06
                                                                   ------------
Gain on Sale                                                       $         --
Last Round BLP Income                                              $         --
                                                                   ------------
Total Income                                                       $         --
Tax Rate                                                                     40%
                                                                   ------------
Tax Due                                                            $         --
Cash Distributed                                                   $ 186,486.06
                                                                   ============


                                BLC SHAREHOLDERS
--------------------------------------------------------------------------------
                                                     PERCENT         DIVIDEND
                                               ---------------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                            3.6181%     $     6,747.28
Della & Co.                                           2.0027%     $     3,734.81
Martin Nelson & Assoc.                                0.0829%     $       154.58
All Other Outsiders                                   4.9577%     $     9,245.51
                                               ---------------------------------
                                                     10.6615%     $    19,882.18
                                               ---------------------------------

   Insiders
-----------------
RCB/Webco                                             1.3975%     $     2,606.17
Mariea Best                                           0.0008%     $         1.55
                                               ---------------------------------
                                                      1.3983%     $     2,607.71
                                               ---------------------------------

Stock Bonus Plan                                      8.7342%     $    16,288.07

BLC

BUL                                                  79.2060%     $   147,708.09

FEB

BLP
                                               ---------------------------------

Total                                               100.0000%     $   186,486.06
                                               =================================


                            Total Taxes Paid                      $   86,601.57

BLC's Beginning Basis in FEB, BUL, & BLP                             283,463.27
Basis Used This Round                                               (186,486.06)
Basis Allocated From BLP This Round                                        0.00
                                                                  -------------
BLC's Ending Basis This Round                                         96,977.21
                                                                  =============


                            BUL DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BLC                                             $ 147,708.09
Tax Basis                                                                    --
                                                                   ------------
Gain on Sale                                                       $ 147,708.09
Tax Rate                                                                     40%
                                                                   ------------
Tax Due                                                            $  59,083.24
                                                                   ------------
Cash Distributed                                                   $  88,624.86
                                                                   ============



                                BUL SHAREHOLDERS
--------------------------------------------------------------------------------
                                                    PERCENT          DIVIDEND
                                               ---------------------------------
    Outsiders
------------------
Edward McLaughlin                                     1.7590%     $     1,558.91
Cede & Co.                                            1.4674%     $     1,300.47
Della & Co.
Martin Nelson & Assoc.                                0.0259%     $        22.93
All Other Outsiders                                   4.2531%     $     3,769.32
                                               ---------------------------------
                                                      7.5054%     $     6,651.64
                                               ---------------------------------

   Insiders
-----------------
RCB/Webco                                             0.5504%     $       487.76
Mariea Best                                           0.0003%     $         0.23
                                               ---------------------------------
                                                      0.5506%     $       487.99
                                               ---------------------------------

Stock Bonus Plan                                      7.0541%     $     6,251.71

BLC                                                   7.2640%     $     6,437.68

BUL

FEB                                                  77.6259%     $    68,795.83

BLP                                                   0.0000%     $           --
                                               ---------------------------------

Total                                               100.0000%     $    88,624.86
                                               =================================


                            FEB DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                             $  68,795.83
Tax Basis                                                          $         --
                                                                   ------------
Gain from Distribution                                             $  68,795.83
Tax Rate                                                                     40%
                                                                   ------------
Tax Due                                                            $  27,518.33
                                                                   ------------
Cash Distributed                                                   $  41,277.50
                                                                   ============



                                FEB SHAREHOLDERS
--------------------------------------------------------------------------------
                                                  PERCENT            DIVIDEND
                                               ---------------------------------
   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                           10.6765%     $     4,406.97
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                  11.4413%           4,722.67
                                               ---------------------------------
                                                     22.1177%     $     9,129.64
                                               ---------------------------------

   Insiders
-----------------
RCB/Webco                                            28.3894%     $    11,718.42
Mariea Best                                           0.0002%               0.07
                                               ---------------------------------
                                                     28.3895%     $    11,718.49
                                               ---------------------------------

Stock Bonus Plan

BLC                                                  49.4927%     $    20,429.37

BUL

FEB

BLP                                                   0.0000%     $           --
                                               ---------------------------------

Total                                               100.0000%     $    41,277.50
                                               =================================



                            BLP DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                             $         --
Cash Received from FEB                                                       --
                                                                   ------------
Total Cash Received                                                $         --
Tax Basis                                                                    --
                                                                   ------------
Gain from Distribution                                             $         --
                                                                   ============

Gain/Basis Alloc. to BLC                                           $         --
                                                                   ============

Cash Distributed                                                   $         --
                                                                   ============



                                BLP SHAREHOLDERS
--------------------------------------------------------------------------------
                                                 PERCENT            DIVIDEND
                                               ---------------------------------
    Outsiders
-----------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                               ---------------------------------
                                                      0.0000%     $           --
                                               ---------------------------------

   Insiders
-----------------
RCB/Webco                                             0.0000%     $           --
Mariea Best
                                               ---------------------------------
                                                      0.0000%     $           --
                                               ---------------------------------

Stock Bonus Plan

BLC                                                   0.0000%     $           --

BUL

FEB

BLP
                                               ---------------------------------

Total                                                 0.0000%     $           --
                                               =================================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                   ------------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                   ============

    PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE-ADJUSTED FOR CONTROL PREMIUM
                   BUL Sale of BLC Stock-Round 5 Distribution


                            BLC DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                               $ 6,437.68
Cash Received from FEB                                                20,429.37
Cash Received from BLP                                                       --
                                                                     ----------
Total Cash Received                                                  $26,867.05
Tax Basis                                                             26,867.05
                                                                     ----------
Gain on Sale                                                         $       --
Last Round BLP Income                                                $       --
                                                                     ----------
Total Income                                                         $       --
Tax Rate                                                                     40%
                                                                     ----------
Tax Due                                                              $       --
Cash Distributed                                                     $26,867.05
                                                                     ==========



                                BLC SHAREHOLDERS
--------------------------------------------------------------------------------
                                                    PERCENT           DIVIDEND
                                               ---------------------------------

   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                             3.6181%       $    972.08
Della & Co.                                            2.0027%       $    538.07
Martin Nelson & Assoc.                                 0.0829%       $     22.27
All Other Outsiders                                    4.9577%       $  1,332.00
                                               ---------------------------------
                                                      10.6615%       $  2,864.43
                                               ---------------------------------

    Insiders
-----------------
RCB/Webco                                              1.3975%       $    375.47
Mariea Best                                            0.0008%       $      0.22
                                               ---------------------------------
                                                       1.3983%       $    375.69
                                               ---------------------------------

Stock Bonus Plan                                       8.7342%       $  2,346.62

BLC

BUL                                                   79.2060%       $ 21,280.31

FEB

BLP
                                               ---------------------------------

Total                                                100.0000%       $ 26,867.05
                                               =================================


                            Total Taxes Paid                         $ 12,476.69

BLC's Beginning Basis in FEB, BUL, & BLP                               96,977.21
Basis Used This Round                                                 (26,867.05)
Basis Allocated From BLP This Round                                         0.00
                                                                     -----------
BLC's Ending Basis This Round                                          70,110.16
                                                                     ===========






                            BUL DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BLC                                             $  21,280.31
Tax Basis                                                                    --
                                                                   ------------
Gain on Sale                                                       $  21,280.31
Tax Rate                                                                     40%
                                                                   ------------
Tax Due                                                            $   8,512.12
                                                                   ------------
Cash Distributed                                                   $  12,768.19
                                                                   ============



                                BUL SHAREHOLDERS
--------------------------------------------------------------------------------
                                                    PERCENT           DIVIDEND
                                               ---------------------------------
    Outsiders
------------------
Edward McLaughlin                                      1.7590%       $    224.59
Cede & Co.                                             1.4674%       $    187.36
Della & Co.
Martin Nelson & Assoc.                                 0.0259%       $      3.30
All Other Outsiders                                    4.2531%       $    543.05
                                               ---------------------------------
                                                       7.5054%       $    958.30
                                               ---------------------------------

   Insiders
-----------------
RCB/Webco                                              0.5504%       $     70.27
Mariea Best                                            0.0003%       $      0.03
                                               ---------------------------------
                                                       0.5506%       $     70.30
                                               ---------------------------------

Stock Bonus Plan                                       7.0541%       $    900.68

BLC                                                    7.2640%       $    927.48

BUL

FEB                                                   77.6259%       $  9,911.42

BLP                                                    0.0000%       $        --
                                               ---------------------------------

Total                                                100.0000%       $ 12,768.19
                                               =================================



                            FEB DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                             $   9,911.42
Tax Basis                                                          $         --
                                                                   ------------
Gain from Distribution                                             $   9,911.42
Tax Rate                                                                     40%
                                                                   ------------
Tax Due                                                            $   3,964.57
                                                                   ------------
Cash Distributed                                                   $   5,946.85
                                                                   ============


                                FEB SHAREHOLDERS
--------------------------------------------------------------------------------
                                                  PERCENT              DIVIDEND
                                               ---------------------------------
   Outsiders
----------------
Edward McLaughlin
Cede & Co.                                            10.6765%       $    634.91
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                   11.4413%            680.39
                                               ---------------------------------
                                                      22.1177%       $  1,315.31
                                               ---------------------------------

   Insiders
-----------------
RCB/Webco                                             28.3894%       $  1,688.27
Mariea Best                                            0.0002%              0.01
                                               ---------------------------------
                                                      28.3895%       $  1,688.28
                                               ---------------------------------

Stock Bonus Plan

BLC                                                   49.4927%       $  2,943.26

BUL

FEB

BLP                                                    0.0000%       $        --
                                               ---------------------------------

Total                                                100.0000%       $  5,946.85
                                               =================================



                            BLP DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                              $         --
Cash Received from FEB                                                        --
                                                                    ------------
Total Cash Received                                                 $         --
Tax Basis                                                                     --
                                                                    ------------
Gain from Distribution                                              $         --
                                                                    ============

Gain/Basis Alloc. to BLC                                            $         --
                                                                    ============

Cash Distributed                                                    $         --
                                                                    ============



                                BLP SHAREHOLDERS
--------------------------------------------------------------------------------
                                                     PERCENT          DIVIDEND
                                               ---------------------------------
  Outsiders
-----------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                               ---------------------------------
                                                       0.0000%       $        --
                                               ---------------------------------

 Insiders
-----------------
RCB/Webco                                              0.0000%       $        --
Mariea Best
                                               ---------------------------------
                                                       0.0000%       $        --
                                               ---------------------------------

Stock Bonus Plan

BLC                                                    0.0000%       $        --

BUL

FEB

BLP
                                               ---------------------------------

Total                                                  0.0000%       $        --
                                               =================================




BLP's Beginning Basis in FEB & BUL                                          0.00
Basis Used in This Round                                                    0.00
                                                                     -----------
BLP's Ending Basis in FEB & BUL                                             0.00
                                                                     ===========

  PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock - Round 6 Distribution

                           BLC DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                               $   927.48
Cash Received from FEB                                                 2,943.26
Cash Received from BLP                                                       --
                                                                     ----------
Total Cash Received                                                  $ 3,870.74
Tax Basis                                                              3,870.74
                                                                     ----------
Gain on Sale                                                         $       --
Last Round BLP Income                                                $       --
                                                                     ----------
Total Income                                                         $       --
Tax Rate                                                                     40%
                                                                     ----------
Tax Due                                                              $       --
Cash Distributed                                                     $ 3,870.74
                                                                     ==========


                                BLC SHAREHOLDERS
-----------------------------------------------------------------------------
                                                      PERCENT       DIVIDEND
                                                    -------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                              3.6181%    $   140.05
Della & Co.                                             2.0027%    $    77.52
Martin Nelson & Assoc.                                  0.0829%    $     3.21
All Other Outsiders                                     4.9577%    $   191.90
                                                    -------------------------
                                                       10.6615%    $   412.68
                                                    -------------------------

    Insiders
    --------
RCB/Webco                                               1.3975%    $    54.09
Mariea Best                                             0.0008%    $     0.03
                                                    -------------------------
                                                        1.3983%    $    54.13
                                                    -------------------------

Stock Bonus Plan                                        8.7342%    $   338.08

BLC

BUL                                                    79.2060%    $ 3,065.85

FEB

BLP
                                                    -------------------------

Total                                                 100.0000%    $ 3,870.74
                                                    =========================


                            Total Taxes Paid                       $ 1,797.52

BLC's Beginning Basis in FEB, BUL, & BLP                            70,110.16
Basis Used This Round                                               (3,870.74)
Basis Allocated From BLP This Round                                      0.00
                                                                   ----------
BLC's Ending Basis This Round                                       66,239.42
                                                                   ==========


                           BUL DISTRIBUTION RECEIVED
------------------------------------------------------------------------------
Cash Received from BLC                                               $ 3,065.85
Tax Basis                                                                    --
                                                                     ----------
Gain on Sale                                                         $ 3,065.85
Tax Rate                                                                     40%
                                                                     ----------
Tax Due                                                              $ 1,226.34
                                                                     ----------
Cash Distributed                                                     $ 1,839.51
                                                                     ==========


                         BUL SHAREHOLDERS
-------------------------------------------------------------------------------
                                                       PERCENT        DIVIDEND
                                                     --------------------------
    Outsiders
    ---------
Edward McLaughlin                                       1.7590%       $   32.36
Cede & Co.                                              1.4674%       $   26.99
Della & Co.
Martin Nelson & Assoc.                                  0.0259%       $    0.48
All Other Outsiders                                     4.2531%       $   78.24
                                                     --------------------------
                                                        7.5054%       $  138.06
                                                     --------------------------

    Insiders
    --------
RCB/Webco                                               0.5504%       $   10.12
Mariea Best                                             0.0003%       $    0.00
                                                     --------------------------
                                                        0.5506%       $   10.13
                                                     --------------------------

Stock Bonus Plan                                        7.0541%       $  129.76

BLC                                                     7.2640%       $  133.62

BUL

FEB                                                    77.6259%       $1,427.94

BLP                                                     0.0000%       $      --
                                                     --------------------------

Total                                                 100.0000%       $1,839.51
                                                     ==========================

                            FEB DISTRIBUTION RECEIVED
--------------------------------------------------------------------------------
Cash Received from BUL                                              $  1,427.94
Tax Basis                                                           $        --
                                                                    -----------
Gain from Distribution                                              $  1,427.94
Tax Rate                                                                     40%
                                                                    -----------
Tax Due                                                             $    571.18
                                                                    -----------
Cash Distributed                                                    $    856.76
                                                                    ===========


                                FEB SHAREHOLDERS
-------------------------------------------------------------------------------
                                                       PERCENT        DIVIDEND
                                                     --------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                             10.6765%       $   91.47
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                    11.4413%           98.02
                                                     --------------------------
                                                       22.1177%       $  189.50
                                                     --------------------------

   Insiders
   --------
RCB/Webco                                              28.3894%       $  243.23
Mariea Best                                             0.0002%            0.00
                                                     --------------------------
                                                       28.3895%       $  243.23
                                                     --------------------------

Stock Bonus Plan

BLC                                                    49.4927%       $  424.04

BUL

FEB

BLP                                                     0.0000%       $      --
                                                     --------------------------

Total                                                 100.0000%       $  856.76
                                                     ==========================


                           BLP DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                               $       --
Cash Received from FEB                                                       --
                                                                     ----------
Total Cash Received                                                  $       --
Tax Basis                                                                    --
                                                                     ----------
Gain from Distribution                                               $       --
                                                                     ==========

Gain/Basis Alloc. to BLC                                             $       --
                                                                     ==========

Cash Distributed                                                     $       --
                                                                     ==========


                            BLP SHAREHOLDERS
-------------------------------------------------------------------------------
                                                       PERCENT        DIVIDEND
                                                     --------------------------

   Outsiders
   ---------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                                     --------------------------
                                                        0.0000%       $      --
                                                     --------------------------

   Insiders
   --------
RCB/Webco                                               0.0000%       $      --
Mariea Best
                                                     --------------------------
                                                        0.0000%       $      --
                                                     --------------------------

Stock Bonus Plan

BLC                                                     0.0000%       $      --

BUL

FEB

BLP
                                                     --------------------------

Total                                                   0.0000%       $      --
                                                     ==========================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                      ---------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                      =========

 PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                 BUL Sale of BLC Stock - Round 7 Distribution

                           BLC DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $   133.62
Cash Received from FEB                                                  424.04
Cash Received from BLP                                                      --
                                                                    ----------
Total Cash Received                                                 $   557.66
Tax Basis                                                               557.66
                                                                    ----------
Gain on Sale                                                        $       --
Last Round BLP Income                                               $       --
                                                                    ----------
Total Income                                                        $       --
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $       --
Cash Distributed                                                    $   557.66
                                                                    ==========


                                BLC SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                              3.6181%      $    20.18
Della & Co.                                             2.0027%      $    11.17
Martin Nelson & Assoc.                                  0.0829%      $     0.46
All Other Outsiders                                     4.9577%      $    27.65
                                                    ---------------------------
                                                       10.6615%      $    59.45
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               1.3975%      $     7.79
Mariea Best                                             0.0008%      $     0.00
                                                    ---------------------------
                                                        1.3983%      $     7.80
                                                    ---------------------------

Stock Bonus Plan                                        8.7342%      $    48.71

BLC

BUL                                                    79.2060%      $   441.70

FEB

BLP
                                                    ---------------------------

Total                                                 100.0000%      $   557.66
                                                    ===========================


                            Total Taxes Paid                         $   258.97

BLC's Beginning Basis in FEB, BUL, & BLP                              66,239.42
Basis Used This Round                                                   (557.66)
Basis Allocated From BLP This Round                                        0.00
                                                                     ----------
BLC's Ending Basis This Round                                         65,681.77
                                                                     ==========


                           BUL DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BLC                                              $   441.70
Tax Basis                                                                   --
                                                                    ----------
Gain on Sale                                                        $   441.70
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $   176.68
                                                                    ----------
Cash Distributed                                                    $   265.02
                                                                    ==========


                                BUL SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin                                       1.7590%      $     4.66
Cede & Co.                                              1.4674%      $     3.89
Della & Co.
Martin Nelson & Assoc.                                  0.0259%      $     0.07
All Other Outsiders                                     4.2531%      $    11.27
                                                    ---------------------------
                                                        7.5054%      $    19.89
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.5504%      $     1.46
Mariea Best                                             0.0003%      $     0.00
                                                    ---------------------------
                                                        0.5506%      $     1.46
                                                    ---------------------------

Stock Bonus Plan                                        7.0541%      $    18.69

BLC                                                     7.2640%      $    19.25

BUL

FEB                                                    77.6259%      $   205.72

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $   265.02
                                                    ===========================


                           FEB DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $   205.72
Tax Basis                                                           $       --
                                                                    ----------
Gain from Distribution                                              $   205.72
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $    82.29
                                                                    ----------
Cash Distributed                                                    $   123.43
                                                                    ==========


                                FEB SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                             10.6765%      $    13.18
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                    11.4413%           14.12
                                                    ---------------------------
                                                       22.1177%      $    27.30
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                              28.3894%      $    35.04
Mariea Best                                             0.0002%            0.00
                                                    ---------------------------
                                                       28.3895%      $    35.04
                                                    ---------------------------

Stock Bonus Plan

BLC                                                    49.4927%      $    61.09

BUL

FEB

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $   123.43
                                                    ===========================


                           BLP DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                               $       --
Cash Received from FEB                                                       --
                                                                     ----------
Total Cash Received                                                  $       --
Tax Basis                                                                    --
                                                                     ----------
Gain from Distribution                                               $       --
                                                                     ==========

Gain/Basis Alloc. to BLC                                             $       --
                                                                     ==========

Cash Distributed                                                     $       --
                                                                     ==========


                                BLP SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.0000%      $       --
Mariea Best
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

Stock Bonus Plan

BLC                                                     0.0000%      $       --

BUL

FEB

BLP
                                                    ---------------------------

Total                                                   0.0000%      $       --
                                                    ===========================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                     ----------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                     ==========

  PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                 BUL Sale of BLC Stock - Round 8 Distribution

                           BLC DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $    19.25
Cash Received from FEB                                                   61.09
Cash Received from BLP                                                      --
                                                                    ----------
Total Cash Received                                                 $    80.34
Tax Basis                                                                80.34
                                                                    ----------
Gain on Sale                                                        $       --
Last Round BLP Income                                               $       --
                                                                    ----------
Total Income                                                        $       --
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $       --
Cash Distributed                                                    $    80.34
                                                                    ==========


                                BLC SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                              3.6181%      $     2.91
Della & Co.                                             2.0027%      $     1.61
Martin Nelson & Assoc.                                  0.0829%      $     0.07
All Other Outsiders                                     4.9577%      $     3.98
                                                    ---------------------------
                                                       10.6615%      $     8.57
                                                    ---------------------------

    Insiders
    --------
RCB/Webco                                               1.3975%      $     1.12
Mariea Best                                             0.0008%      $     0.00
                                                    ---------------------------
                                                        1.3983%      $     1.12
                                                    ---------------------------

Stock Bonus Plan                                        8.7342%      $     7.02

BLC

BUL                                                    79.2060%      $    63.64

FEB

BLP
                                                    ---------------------------

Total                                                 100.0000%      $    80.34
                                                    ===========================


                            Total Taxes Paid                         $    37.31

BLC's Beginning Basis in FEB, BUL, & BLP                              65,681.77
Basis Used This Round                                                    (80.34)
Basis Allocated From BLP This Round                                        0.00
                                                                     ----------
BLC's Ending Basis This Round                                         65,601.43
                                                                     ==========


                           BUL DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BLC                                              $    63.64
Tax Basis                                                                   --
                                                                    ----------
Gain on Sale                                                        $    63.64
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $    25.45
                                                                    ----------
Cash Distributed                                                    $    38.18
                                                                    ==========


                                BUL SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin                                       1.7590%      $     0.67
Cede & Co.                                              1.4674%      $     0.56
Della & Co.
Martin Nelson & Assoc.                                  0.0259%      $     0.01
All Other Outsiders                                     4.2531%      $     1.62
                                                    ---------------------------
                                                        7.5054%      $     2.87
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.5504%      $     0.21
Mariea Best                                             0.0003%      $     0.00
                                                    ---------------------------
                                                        0.5506%      $     0.21
                                                    ---------------------------

Stock Bonus Plan                                        7.0541%      $     2.69

BLC                                                     7.2640%      $     2.77

BUL

FEB                                                    77.6259%      $    29.64

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $    38.18
                                                    ===========================


                           FEB DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $    29.64
Tax Basis                                                           $       --
                                                                    ----------
Gain from Distribution                                              $    29.64
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $    11.86
                                                                    ----------
Cash Distributed                                                    $    17.78
                                                                    ==========


                                FEB SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                             10.6765%      $     1.90
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                    11.4413%            2.03
                                                    ---------------------------
                                                       22.1177%      $     3.93
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                              28.3894%      $     5.05
Mariea Best                                             0.0002%            0.00
                                                    ---------------------------
                                                       28.3895%      $     5.05
                                                    ---------------------------

Stock Bonus Plan

BLC                                                    49.4927%      $     8.80

BUL

FEB

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $    17.78
                                                    ===========================


                           BLP DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                               $       --
Cash Received from FEB                                                       --
                                                                     ----------
Total Cash Received                                                  $       --
Tax Basis                                                                    --
                                                                     ----------
Gain from Distribution                                               $       --
                                                                     ==========

Gain/Basis Alloc. to BLC                                             $       --
                                                                     ==========

Cash Distributed                                                     $       --
                                                                     ==========


                                BLP SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.0000%      $       --
Mariea Best
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

Stock Bonus Plan

BLC                                                     0.0000%      $       --

BUL

FEB

BLP
                                                    ---------------------------

Total                                                   0.0000%      $       --
                                                    ===========================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                     ----------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                     ==========

  PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                  BUL Sale of BLC Stock - Round 9 Distribution


                           BLC DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $     2.77
Cash Received from FEB                                                    8.80
Cash Received from BLP                                                      --
                                                                    ----------
Total Cash Received                                                 $    11.57
Tax Basis                                                                11.57
                                                                    ----------
Gain on Sale                                                        $       --
Last Round BLP Income                                               $       --
                                                                    ----------
Total Income                                                        $       --
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $       --
Cash Distributed                                                    $    11.57
                                                                    ==========


                                BLC SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                              3.6181%      $     0.42
Della & Co.                                             2.0027%      $     0.23
Martin Nelson & Assoc.                                  0.0829%      $     0.01
All Other Outsiders                                     4.9577%      $     0.57
                                                    ---------------------------
                                                       10.6615%      $     1.23
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               1.3975%      $     0.16
Mariea Best                                             0.0008%      $     0.00
                                                    ---------------------------
                                                        1.3983%      $     0.16
                                                    ---------------------------

Stock Bonus Plan                                        8.7342%      $     1.01

BLC

BUL                                                    79.2060%      $     9.17

FEB

BLP
                                                    ---------------------------

Total                                                 100.0000%      $    11.57
                                                    ===========================


                            Total Taxes Paid                         $     5.38

BLC's Beginning Basis in FEB, BUL, & BLP                              65,601.43
Basis Used This Round                                                    (11.57)
Basis Allocated From BLP This Round                                        0.00
                                                                     ----------
BLC's Ending Basis This Round                                         65,589.85
                                                                     ==========


                           BUL DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BLC                                              $     9.17
Tax Basis                                                                   --
                                                                    ----------
Gain on Sale                                                        $     9.17
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $     3.67
                                                                    ----------
Cash Distributed                                                    $     5.50
                                                                    ==========


                                BUL SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin                                       1.7590%      $     0.10
Cede & Co.                                              1.4674%      $     0.08
Della & Co.
Martin Nelson & Assoc.                                  0.0259%      $     0.00
All Other Outsiders                                     4.2531%      $     0.23
                                                    ---------------------------
                                                        7.5054%      $     0.41
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.5504%      $     0.03
Mariea Best                                             0.0003%      $     0.00
                                                    ---------------------------
                                                        0.5506%      $     0.03
                                                    ---------------------------

Stock Bonus Plan                                        7.0541%      $     0.39

BLC                                                     7.2640%      $     0.40

BUL

FEB                                                    77.6259%      $     4.27

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $     5.50
                                                    ===========================


                           FEB DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $     4.27
Tax Basis                                                           $       --
                                                                    ----------
Gain from Distribution                                              $     4.27
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $     1.71
                                                                    ----------
Cash Distributed                                                    $     2.56
                                                                    ==========


                                FEB SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                             10.6765%      $     0.27
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                    11.4413%            0.29
                                                    ---------------------------
                                                       22.1177%      $     0.57
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                              28.3894%      $     0.73
Mariea Best                                             0.0002%            0.00
                                                    ---------------------------
                                                       28.3895%      $     0.73
                                                    ---------------------------

Stock Bonus Plan

BLC                                                    49.4927%      $     1.27

BUL

FEB

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $     2.56
                                                    ===========================


                           BLP DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $       --
Cash Received from FEB                                                      --
                                                                    ----------
Total Cash Received                                                 $       --
Tax Basis                                                                   --
                                                                    ----------
Gain from Distribution                                              $       --
                                                                    ==========

Gain/Basis Alloc. to BLC                                            $       --
                                                                    ==========

Cash Distributed                                                    $       --
                                                                    ==========


                                BLP SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc
All Other Outsiders
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.0000%      $       --
Mariea Best
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

Stock Bonus Plan

BLC                                                     0.0000%      $       --

BUL

FEB

BLP
                                                    ---------------------------

Total                                                   0.0000%      $       --
                                                    ===========================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                     ----------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                     ==========

  PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                 BUL Sale of BLC Stock - Round 10 Distribution


                           BLC DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $     0.40
Cash Received from FEB                                                    1.27
Cash Received from BLP                                                      --
                                                                    ----------
Total Cash Received                                                 $     1.67
Tax Basis                                                                 1.67
                                                                    ----------
Gain on Sale                                                        $       --
Last Round BLP Income                                               $       --
                                                                    ----------
Total Income                                                        $       --
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $       --
Cash Distributed                                                    $     1.67
                                                                    ==========


                                BLC SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                              3.6181%      $     0.06
Della & Co.                                             2.0027%      $     0.03
Martin Nelson & Assoc.                                  0.0829%      $     0.00
All Other Outsiders                                     4.9577%      $     0.08
                                                    ---------------------------
                                                       10.6615%      $     0.18
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               1.3975%      $     0.02
Mariea Best                                             0.0008%      $     0.00
                                                    ---------------------------
                                                        1.3983%      $     0.02
                                                    ---------------------------

Stock Bonus Plan                                        8.7342%      $     0.15

BLC

BUL                                                    79.2060%      $     1.32

FEB

BLP
                                                    ---------------------------

Total                                                 100.0000%      $     1.67
                                                    ===========================


                            Total Taxes Paid                         $     0.77

BLC's Beginning Basis in FEB, BUL, & BLP                              65,589.85
Basis Used This Round                                                     (1.67)
Basis Allocated From BLP This Round                                        0.00
                                                                     ----------
BLC's Ending Basis This Round                                         65,588.18
                                                                     ==========


                           BUL DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BLC                                              $     1.32
Tax Basis                                                                   --
                                                                    ----------
Gain on Sale                                                        $     1.32
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $     0.53
                                                                    ----------
Cash Distributed                                                    $     0.79
                                                                    ==========


                                BUL SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin                                       1.7590%      $     0.01
Cede & Co.                                              1.4674%      $     0.01
Della & Co.
Martin Nelson & Assoc.                                  0.0259%      $     0.00
All Other Outsiders                                     4.2531%      $     0.03
                                                    ---------------------------
                                                        7.5054%      $     0.06
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.5504%      $     0.00
Mariea Best                                             0.0003%      $     0.00
                                                    ---------------------------
                                                        0.5506%      $     0.00
                                                    ---------------------------

Stock Bonus Plan                                        7.0541%      $     0.06

BLC                                                     7.2640%      $     0.06

BUL

FEB                                                    77.6259%      $     0.62

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $     0.79
                                                    ===========================


                           FEB DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $     0.62
Tax Basis                                                           $       --
                                                                    ----------
Gain from Distribution                                              $     0.62
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $     0.25
                                                                    ----------
Cash Distributed                                                    $     0.37
                                                                    ==========


                                FEB SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                             10.6765%      $     0.04
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                    11.4413%            0.04
                                                    ---------------------------
                                                       22.1177%      $     0.08
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                              28.3894%      $     0.10
Mariea Best                                             0.0002%            0.00
                                                    ---------------------------
                                                       28.3895%      $     0.10
                                                    ---------------------------

Stock Bonus Plan

BLC                                                    49.4927%      $     0.18

BUL

FEB

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $     0.37
                                                    ===========================


                           BLP DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $       --
Cash Received from FEB                                                      --
                                                                    ----------
Total Cash Received                                                 $       --
Tax Basis                                                                   --
                                                                    ----------
Gain from Distribution                                              $       --
                                                                    ==========

Gain/Basis Alloc. to BLC                                            $       --
                                                                    ==========

Cash Distributed                                                    $       --
                                                                    ==========


                                BLP SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.0000%      $       --
Mariea Best
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

Stock Bonus Plan

BLC                                                     0.0000%      $       --

BUL

FEB

BLP
                                                    ---------------------------

Total                                                   0.0000%      $       --
                                                    ===========================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                     ----------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                     ==========

  PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                 BUL Sale of BLC Stock - Round 11 Distribution


                           BLC DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $     0.06
Cash Received from FEB                                                    0.18
Cash Received from BLP                                                      --
                                                                    ----------
Total Cash Received                                                 $     0.24
Tax Basis                                                                 0.24
                                                                    ----------
Gain on Sale                                                        $       --
Last Round BLP Income                                               $       --
                                                                    ----------
Total Income                                                        $       --
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $       --
Cash Distributed                                                    $     0.24
                                                                    ==========


                                BLC SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                              3.6181%      $     0.01
Della & Co.                                             2.0027%      $     0.00
Martin Nelson & Assoc.                                  0.0829%      $     0.00
All Other Outsiders                                     4.9577%      $     0.01
                                                    ---------------------------
                                                       10.6615%      $     0.03
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               1.3975%      $     0.00
Mariea Best                                             0.0008%      $     0.00
                                                    ---------------------------
                                                        1.3983%      $     0.00
                                                    ---------------------------

Stock Bonus Plan                                        8.7342%      $     0.02

BLC

BUL                                                    79.2060%      $     0.19

FEB

BLP
                                                    ---------------------------

Total                                                 100.0000%      $     0.24
                                                    ===========================


                            Total Taxes Paid                         $     0.11

BLC's Beginning Basis in FEB, BUL, & BLP                              65,588.18
Basis Used This Round                                                     (0.24)
Basis Allocated From BLP This Round                                        0.00
                                                                     ----------
BLC's Ending Basis This Round                                         65,587.94
                                                                     ==========


                           BUL DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BLC                                              $     0.19
Tax Basis                                                                   --
                                                                    ----------
Gain on Sale                                                        $     0.19
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $     0.08
                                                                    ----------
Cash Distributed                                                    $     0.11
                                                                    ==========


                                BUL SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin                                       1.7590%      $     0.00
Cede & Co.                                              1.4674%      $     0.00
Della & Co.
Martin Nelson & Assoc.                                  0.0259%      $     0.00
All Other Outsiders                                     4.2531%      $     0.00
                                                    ---------------------------
                                                        7.5054%      $     0.01
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.5504%      $     0.00
Mariea Best                                             0.0003%      $     0.00
                                                    ---------------------------
                                                        0.5506%      $     0.00
                                                    ---------------------------

Stock Bonus Plan                                        7.0541%      $     0.01

BLC                                                     7.2640%      $     0.01

BUL

FEB                                                    77.6259%      $     0.09

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $     0.11
                                                    ===========================


                           FEB DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $     0.09
Tax Basis                                                           $       --
                                                                    ----------
Gain from Distribution                                              $     0.09
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $     0.04
                                                                    ----------
Cash Distributed                                                    $     0.05
                                                                    ==========


                                FEB SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                             10.6765%      $     0.01
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                    11.4413%            0.01
                                                    ---------------------------
                                                       22.1177%      $     0.01
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                              28.3894%      $     0.02
Mariea Best                                             0.0002%            0.00
                                                    ---------------------------
                                                       28.3895%      $     0.02
                                                    ---------------------------

Stock Bonus Plan

BLC                                                    49.4927%      $     0.03

BUL

FEB

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $     0.05
                                                    ===========================


                           BLP DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $       --
Cash Received from FEB                                                      --
                                                                    ----------
Total Cash Received                                                 $       --
Tax Basis                                                                   --
                                                                    ----------
Gain from Distribution                                              $       --
                                                                    ==========

Gain/Basis Alloc. to BLC                                            $       --
                                                                    ==========

Cash Distributed                                                    $       --
                                                                    ==========


                                BLP SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.0000%      $       --
Mariea Best
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

Stock Bonus Plan

BLC                                                     0.0000%      $       --

BUL

FEB

BLP
                                                    ---------------------------

Total                                                   0.0000%      $       --
                                                    ===========================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                     ----------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                     ==========

  PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                 BUL Sale of BLC Stock - Round 12 Distribution


                           BLC DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $     0.01
Cash Received from FEB                                                    0.03
Cash Received from BLP                                                      --
                                                                    ----------
Total Cash Received                                                 $     0.03
Tax Basis                                                                 0.03
                                                                    ----------
Gain on Sale                                                        $       --
Last Round BLP Income                                               $       --
                                                                    ----------
Total Income                                                        $       --
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $       --
Cash Distributed                                                    $     0.03
                                                                    ==========


                                BLC SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                              3.6181%      $     0.00
Della & Co.                                             2.0027%      $     0.00
Martin Nelson & Assoc.                                  0.0829%      $     0.00
All Other Outsiders                                     4.9577%      $     0.00
                                                    ---------------------------
                                                       10.6615%      $     0.00
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               1.3975%      $     0.00
Mariea Best                                             0.0008%      $     0.00
                                                    ---------------------------
                                                        1.3983%      $     0.00
                                                    ---------------------------

Stock Bonus Plan                                        8.7342%      $     0.00

BLC

BUL                                                    79.2060%      $     0.03

FEB

BLP
                                                    ---------------------------

Total                                                 100.0000%      $     0.03
                                                    ===========================


                            Total Taxes Paid                         $     0.02

BLC's Beginning Basis in FEB, BUL, & BLP                              65,587.94
Basis Used This Round                                                     (0.03)
Basis Allocated From BLP This Round                                        0.00
                                                                     ----------
BLC's Ending Basis This Round                                         65,587.91
                                                                     ==========


                           BUL DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BLC                                              $     0.03
Tax Basis                                                                   --
                                                                    ----------
Gain on Sale                                                        $     0.03
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $     0.01
                                                                    ----------
Cash Distributed                                                    $     0.02
                                                                    ==========


                                BUL SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin                                       1.7590%      $     0.00
Cede & Co.                                              1.4674%      $     0.00
Della & Co.
Martin Nelson & Assoc.                                  0.0259%      $     0.00
All Other Outsiders                                     4.2531%      $     0.00
                                                    ---------------------------
                                                        7.5054%      $     0.00
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.5504%      $     0.00
Mariea Best                                             0.0003%      $     0.00
                                                    ---------------------------
                                                        0.5506%      $     0.00
                                                    ---------------------------

Stock Bonus Plan                                        7.0541%      $     0.00

BLC                                                     7.2640%      $     0.00

BUL

FEB                                                    77.6259%      $     0.01

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $     0.02
                                                    ===========================


                           FEB DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $     0.01
Tax Basis                                                           $       --
                                                                    ----------
Gain from Distribution                                              $     0.01
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $     0.01
                                                                    ----------
Cash Distributed                                                    $     0.01
                                                                    ==========


                                FEB SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                             10.6765%      $     0.00
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                    11.4413%            0.00
                                                    ---------------------------
                                                       22.1177%      $     0.00
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                              28.3894%      $     0.00
Mariea Best                                             0.0002%            0.00
                                                    ---------------------------
                                                       28.3895%      $     0.00
                                                    ---------------------------

Stock Bonus Plan

BLC                                                    49.4927%      $     0.00

BUL

FEB

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $     0.01
                                                    ===========================


                           BLP DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $       --
Cash Received from FEB                                                      --
                                                                    ----------
Total Cash Received                                                 $       --
Tax Basis                                                                   --
                                                                    ----------
Gain from Distribution                                              $       --
                                                                    ==========

Gain/Basis Alloc. to BLC                                            $       --
                                                                    ==========

Cash Distributed                                                    $       --
                                                                    ==========


                                BLP SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

   Insiders
   ----------
RCB/Webco                                               0.0000%      $       --
Mariea Best
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

Stock Bonus Plan

BLC                                                     0.0000%      $       --

BUL

FEB

BLP
                                                    ---------------------------

Total                                                   0.0000%      $       --
                                                    ===========================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                     ----------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                     ==========

  PROJECT COLT (AT $60M, AFTER WEBCO PURCHASE - ADJUSTED FOR CONTROL PREMIUM)
                 BUL Sale of BLC Stock - Round 13 Distribution


                           BLC DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $     0.00
Cash Received from FEB                                                    0.00
Cash Received from BLP                                                      --
                                                                    ----------
Total Cash Received                                                 $     0.00
Tax Basis                                                                 0.00
                                                                    ----------
Gain on Sale                                                        $       --
Last Round BLP Income                                               $       --
                                                                    ----------
Total Income                                                        $       --
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $       --
Cash Distributed                                                    $     0.00
                                                                    ==========


                                BLC SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
-----------------
Edward McLaughlin
Cede & Co.                                              3.6181%      $     0.00
Della & Co.                                             2.0027%      $     0.00
Martin Nelson & Assoc.                                  0.0829%      $     0.00
All Other Outsiders                                     4.9577%      $     0.00
                                                    ---------------------------
                                                       10.6615%      $     0.00
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               1.3975%      $     0.00
Mariea Best                                             0.0008%      $     0.00
                                                    ---------------------------
                                                        1.3983%      $     0.00
                                                    ---------------------------

Stock Bonus Plan                                        8.7342%      $     0.00

BLC

BUL                                                    79.2060%      $     0.00

FEB

BLP
                                                    ---------------------------

Total                                                 100.0000%      $     0.00
                                                    ===========================


                            Total Taxes Paid                         $     0.00

BLC's Beginning Basis in FEB, BUL, & BLP                              65,587.91
Basis Used This Round                                                     (0.00)
Basis Allocated From BLP This Round                                        0.00
                                                                     ----------
BLC's Ending Basis This Round                                         65,587.90
                                                                     ==========


                           BUL DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BLC                                              $     0.00
Tax Basis                                                                   --
                                                                    ----------
Gain on Sale                                                        $     0.00
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $     0.00
                                                                    ----------
Cash Distributed                                                    $     0.00
                                                                    ==========


                                BUL SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin                                       1.7590%      $     0.00
Cede & Co.                                              1.4674%      $     0.00
Della & Co.
Martin Nelson & Assoc.                                  0.0259%      $     0.00
All Other Outsiders                                     4.2531%      $     0.00
                                                    ---------------------------
                                                        7.5054%      $     0.00
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.5504%      $     0.00
Mariea Best                                             0.0003%      $     0.00
                                                    ---------------------------
                                                        0.5506%      $     0.00
                                                    ---------------------------

Stock Bonus Plan                                        7.0541%      $     0.00

BLC                                                     7.2640%      $     0.00

BUL

FEB                                                    77.6259%      $     0.00

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $     0.00
                                                    ===========================


                           FEB DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $     0.00
Tax Basis                                                           $       --
                                                                    ----------
Gain from Distribution                                              $     0.00
Tax Rate                                                                    40%
                                                                    ----------
Tax Due                                                             $     0.00
                                                                    ----------
Cash Distributed                                                    $     0.00
                                                                    ==========


                                FEB SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.                                             10.6765%      $     0.00
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders                                    11.4413%            0.00
                                                    ---------------------------
                                                       22.1177%      $     0.00
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                              28.3894%      $     0.00
Mariea Best                                             0.0002%            0.00
                                                    ---------------------------
                                                       28.3895%      $     0.00
                                                    ---------------------------

Stock Bonus Plan

BLC                                                    49.4927%      $     0.00

BUL

FEB

BLP                                                     0.0000%      $       --
                                                    ---------------------------

Total                                                 100.0000%      $     0.00
                                                    ===========================


                           BLP DISTRIBUTION RECEIVED
-------------------------------------------------------------------------------
Cash Received from BUL                                              $       --
Cash Received from FEB                                                      --
                                                                    ----------
Total Cash Received                                                 $       --
Tax Basis                                                                   --
                                                                    ----------
Gain from Distribution                                              $       --
                                                                    ==========

Gain/Basis Alloc. to BLC                                            $       --
                                                                    ==========

Cash Distributed                                                    $       --
                                                                    ==========


                                BLP SHAREHOLDERS
-------------------------------------------------------------------------------
                                                      PERCENT         DIVIDEND
                                                    ---------------------------
   Outsiders
   ---------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

   Insiders
   --------
RCB/Webco                                               0.0000%      $       --
Mariea Best
                                                    ---------------------------
                                                        0.0000%      $       --
                                                    ---------------------------

Stock Bonus Plan

BLC                                                     0.0000%      $       --

BUL

FEB

BLP
                                                    ---------------------------

Total                                                   0.0000%      $       --
                                                    ===========================




BLP's Beginning Basis in FEB & BUL                                         0.00
Basis Used in This Round                                                   0.00
                                                                     ----------
BLP's Ending Basis in FEB & BUL                                            0.00
                                                                     ==========

Project Thoroughbred
--------------------------------------------------------------------------------







                               PREMIUM ANALYSIS

SELECTED GOING PRIVATE TRANSACTIONS
1/1/91 - 8/1/97, Equity Value $10MM - $800MM, Completed Deals
> 50% Ownership Prior to the Transaction

                                                                                                                        EQUITY VALUE
  DATE        DATE                                                                                                      AT EFFECTIVE
ANNOUNCED    UNCON.    TARGET NAME                      ACQUIROR NAME                  TARGET BUSINESS DESCRIPTION      DATE ($MIL)
------------------------------------------------------------------------------------------------------------------------------------
 06/02/97   07/15/97   Acordia Inc(Anthem Inc)          Anthem Inc                     Pvd insurance brokerage svcs         $519.616
 01/21/97   07/09/97   Mafco Consolidated Grp(Mafco)    Mafco Holdings Inc             Mnfr cosmetics,beauty products       $778.451
 11/27/96   03/27/97   Central Tractor Farm & Country   JW Childs Equity Partners LP   Own,op tractor,hardware stores       $154.028
 10/10/96   11/27/96   WCI Steel Inc(Renco Group Inc)   Renco Group Inc                Manufacture steel                    $364.014
 05/27/96   02/16/97   SyStemix Inc(Novartis AG)        Novartis AG                    Mnfr,dvlp cellular processes         $389.723
 03/29/96   04/26/96   Great American Mgmt & Invt Inc   Equity Holdings,Chicago,IL     Invt advice and financial svcs       $459.810
 09/26/95   12/21/95   SCOR US Corp(SCOR SA)            SCOR                           Reinsurance holding company          $276.986
 03/15/95   06/16/95   Ropak Corp                       LinPac Mouldings Ltd           Manufacture plastic containers        $47.280
 01/04/93   05/13/93   United Medical Corp              Investor Group                 Whl medical supplies                  $24.605
 07/25/91   11/13/91   Country Lake Foods Inc           Land O' Lakes Inc              Process dairy products                $68.499
 01/25/91   05/17/91   Medical Management of America    Investor Group                 Operate eye diagnostic centers        $54.464


            % HELD                     PREMIUM      PREMIUM
            6 MOS.              %        1 DAY      1 WEEK
            PRIOR             OWNED    PRIOR TO     PRIOR TO    PREMIUM
              TO      % OF    AFTER   ANNOUNCE-    ANNOUNCE-    4 WEEKS         PREMIUM
  DATE      TRANS-   SHARES   TRANS-     MENT        MENT       PRIOR TO       TO 12 MO
ANNOUNCED   ACTION    ACQ.    ACTION     DATE        DATE       ANN. DATE       AVERAGE
---------------------------------------------------------------------------------------
 06/02/97   66.8%    33.2%     100%      12.7%       11.5%        26.0%          29.4%
 01/21/97   85.0%    15.0%     100%      23.5%       23.5%        27.6%          87.8%
 11/27/96   61.3%    38.8%     100%      17.5%       17.5%        18.8%          18.0%
 10/10/96   84.5%    15.5%     100%      17.6%       29.0%        77.8%          95.9%
 05/27/96   67.8%    26.8%     100%       4.7%       69.6%        59.2%          41.5%
 03/29/96   84.3%    15.6%     100%       2.6%        4.2%         3.6%          25.6%
 09/26/95   80.0%    20.0%     100%      37.1%       35.6%        38.6%            NA
 03/15/95   54.8%    45.2%     100%       4.8%        6.0%         4.8%          32.3%
 01/04/93   52.0%    48.0%     100%      49.0%       52.0%        49.0%            NA
 07/25/91   65.5%    34.5%     100%      39.1%       45.7%        53.0%          75.1%
 01/25/91   76.3%    23.7%     100%      65.0%       65.0%        65.0%          16.4%

                               Average:  24.9%       32.7%        38.5%          46.9%
                               Median:   17.6%       29.0%        38.6%          32.3%

Source: Securities Data Company, Inc. (201) 622-3100






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